UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Scott Whisten

1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

ITEM 1. Report to Shareholders

Allianz Funds

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Semiannual Report

December 31, 2019

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Natural Resources Fund

AllianzGI Global Small-Cap Fund

AllianzGI Health Sciences Fund

AllianzGI Income & Growth Fund

AllianzGI Mid-Cap Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ International Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Small-Cap Fund

AllianzGI Technology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus or summary prospectus. Please read the prospectus carefully before you invest or send money.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with a Fund or all funds held in your account if you invest through your financial intermediary.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

2–3	Letter from the President

4–58	Fund Summaries

60–62	Important Information

63–64	Benchmark Descriptions

65–90	Schedules of Investments

92–99	Statements of Assets and Liabilities

100–103	Statements of Operations

104–109	Statements of Changes in Net Assets

110–137	Financial Highlights

138–165	Notes to Financial Statements

166	Changes to the Board of Trustees

167-168	Privacy Policy

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: fixed-income risk, liquidity risk, derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Below investment grade securities involve a greater risk to principal than investment grade securities. Bond prices will normally decline as interest rates rise. The impact may be greater with longer-duration bonds. The market for certain securities may become illiquid, which could prevent a fund from purchasing or selling these securities at an advantageous time or price and possibly delay redemptions of fund shares. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit and counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal values of the funds are not guaranteed at any time. Please refer to the applicable fund’s current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economy was resilient and continued to expand during the six-month fiscal reporting period ended December 31, 2019. In contrast, economic growth overseas remained weak. Over this period, global equities generated strong results. Meanwhile, the overall US bond market posted a modest gain during the period.

The Six-Month Fiscal Period in Review

For the six-month period ended December 31, 2019, US stocks returned 10.92%, as measured by the S&P 500 Index. Two measures of stock performance in developed international and global markets produced weak results, in dollar-denominated terms, with the MSCI EAFE (Europe, Australasia and Far East) Index returning 7.01% and the MSCI World Index returning 9.14%. Elsewhere, the MSCI Emerging Markets Index returned 7.09% in dollar-denominated terms. With respect to bonds of US-domiciled issuers, the Bloomberg Barclays US Universal Bond Index rose 2.58% and the Bloomberg Barclays US Government Bond Index returned 2.23%, while the broader US bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, gained 2.45%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.0% and 2.1% annual pace during the second and third quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP growth — released after the reporting period ended — was 2.1%.

While the US Federal Reserve (the “Fed”) raised the federal funds rate four times in 2018, at its January 2019 meeting, the Fed had a “dovish pivot” and indicated that it expected to pause from tightening monetary policy as it monitored incoming economic data. As expected, at its meetings in July, September and October 2019, the Fed lowered the federal funds rate. The Fed’s last rate cut pushed the federal funds rate to a range between 1. 50% and 1.75%. In the minutes from its December 2019 meeting, the Fed appeared comfortable keeping interest rates steady in the months ahead.

Economic growth outside the US was weak overall during the reporting period. Against this backdrop, in September 2019, the European Central Bank cut its key interest rate and announced a new package of bond purchases. The Bank of England kept rates on hold, but indicated it would be flexible given the uncertainties related to the United Kingdom’s decision to leave the European Union (“Brexit”). Meanwhile, the Bank of Japan maintained its accommodative monetary policy during the reporting period.

2	December 31, 2019 |	Semiannual Report

Outlook

As we head into 2020, markets have priced in a substantial amount of favorable news, including global central bank easing (and quantitative easing), a potential bottoming in economic data and some thawing of geopolitical risks. Is the good news now completely priced into risk assets?

In our view, the backdrop remains benign for risk assets, with low growth, rates and inflation — a mild Goldilocks in many ways — which can support modest upside in 2020. Nonetheless, given 2019’s rally, we believe that markets remain vulnerable to corrections and volatility in the near term and expect them to be driven largely by economic data and politics in the year ahead.

On behalf of Allianz Global Investors U.S. LLC, the Funds’ investment adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Semiannual Report	| December 31, 2019	3

Unaudited

AllianzGI Emerging Markets Opportunities Fund

For the period of July 1, 2019 through December 31, 2019, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Opportunities (the “Fund”) returned 7.16%, outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 7.09%.

Market Overview

Emerging market equities were the beneficiaries of positive global growth expectations and improving trade relations which led to an uptick in sentiment during the six-month period ended December 31, 2019.

The asset class initially declined in July due to concerns of slowing global demand and the strength of the US dollar and volatility picked up in August following the reescalation of the US/China trade war. Emerging markets equities advanced in September amid signs of easing trade tensions as well as by cuts in interest rates from central banks in both developed and developing economies. The rebound continued in October as sentiment was lifted by optimism over an improvement in US/China trade relations. The asset class performance was flat in November amid hopes that the US and China would soon agree on “phase one” of a trade deal lifted sentiment which soured slightly towards the month end amid fears that China would retaliate after US president Donald Trump signed into law a bill backing Hong Kong’s anti-government demonstrators. The positive asset class performance accelerated in December thanks to the agreement of a “phase one” trade deal between the US and China, as well as a rebound in global growth expectations.

Country results were mixed with 14 of 26 countries posting gains during the period. Taiwan was one of the top performers with a near 25% advance due to strong technology-related demand, followed by a 16% rally in Russia as investors gravitated toward high dividend-payers and the relative stability afforded by the country. China was higher by more than 9% due to improving US trade relations and a rebound in the country’s purchasing managers index (“PMI”), which may have signaled a bottoming of its economy. Alternatively, Argentine stocks declined more than 38% as Alberto Fernández’s victory in Argentina’s elections put an end to the pro-business economic policies of Mauricio Macri, while Chile was lower by 15% as civil unrest and lackluster consumer spending were headwinds in the country.

Information technology was the clear winner, gaining more than 26% due primarily to a strong advance in the semiconductor industry. Consumer discretionary notched a 13% gain followed by high single-digit advances in real estate and health care sectors. Meanwhile, materials and utilities were each up less than 1% during the semi-annual reporting period.

Portfolio Review

The Fund seeks to deliver outperformance over time by investing in emerging-market companies that are benefiting from change not yet fully reflected in the market, via the team’s behavioral finance-focused investment process.

During the six-month period, the Fund’s performance was flat relative to the benchmark as positive stock selection was neutralized by short-term country and sector allocation decisions. Strong stock selection in materials, particularly the metals & mining industry, contributed to results as did bottom-up stock selection in utilities, industrials and energy sectors. Alternatively, communication services was the primary sector laggard due to underperformance in the diversified telecommunications industry. A relative underweight allocation to consumer discretionary, the benchmark’s second best performer and stockpicking in real estate detracted from results more modestly. From a country perspective, Russia was the top performer thanks to positive stockpicking coupled with an overweight allocation. Selections in Taiwan and a relative underweight to Saudi Arabia also favorably impacted results. Conversely, more conservative stock selection in China, South Korea and South Africa offset results during the semi-annual period.

Outlook

Investors appear to have gained confidence in emerging markets equities as evidenced by the annual performance and in particular the fourth quarter rally, which outpaced developed markets equities as measured by the MSCI World Index. The “phase one” agreement between the United States and China, which is slated to suspend certain tariffs, provide greater currency transparency and increase trade for agricultural and financial services, is seen as a step in the right direction in terms providing sought-after market clarity. Emerging markets equities may also benefit from positive global sentiment as well as the more attractive growth and valuation levels relative to developed market equites. Asset class risks remain in terms of the late cycle bull market alongside a shift from globalization to localization, which is likely a culprit for the depressed return on equity experience by emerging market equities over the last several years. Middle class expansion, particularly in Asia, is potentially at a tipping point and may be a driver of the asset class for the next several years. Our view is this growth is likely underappreciated by the market.

4	December 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	7.16%	17.21%	3.89%	3.68%	8.68%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	1.27%	10.77%	2.72%	3.09%	8.28%
AllianzGI Emerging Markets Opportunities Fund Class C	6.79%	16.34%	3.12%	2.91%	7.86%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	5.79%	15.34%	3.12%	2.91%	7.86%
AllianzGI Emerging Markets Opportunities Fund Class P	7.32%	17.53%	4.15%	3.94%	8.97%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	7.41%	17.66%	4.26%	4.07%	9.09%
AllianzGI Emerging Markets Opportunities Fund Class R6	7.43%	17.69%	4.31%	4.12%	9.15%
MSCI Emerging Markets Index	7.09%	18.42%	5.61%	3.68%	8.83%
Lipper Emerging Markets Funds Average	6.85%	20.53%	5.02%	3.89%	8.51%

* Cumulative return

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.61% for Class A shares, 2.36% for Class C shares, 1.36% for Class P shares, 1.26% for Institutional Class and 1.21% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least August 31, 2020. The Fund’s expense ratios net of these reductions and waivers are 1.26% for Class A shares, 2.01% for Class C shares, 1.01% for Class P shares, 0.91% for Institutional Class shares and 0.86% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through December 31, 2019

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2019)

China	31.4%

Taiwan	16.5%

Korea (Republic of)	13.5%

Russian Federation	8.6%

India	7.7%

Brazil	7.6%

Thailand	5.0%

South Africa	3.1%

Other	5.9%

Cash & Equivalents — Net	0.7%

Semiannual Report	| December 31, 2019	5

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,071.60	$1,067.90	$1,073.20	$1,074.10	$1,074.30

Expenses Paid During Period	$6.61	$10.50	$5.32	$4.80	$4.54

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,018.75	$1,014.98	$1,020.01	$1,020.51	$1,020.76

Expenses Paid During Period	$6.44	$10.23	$5.18	$4.67	$4.42

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.27% for Class A, 2.02% for Class C, 1.02% for Class P, 0.92% for Institutional Class and 0.87% for Class R6), multiplied by the average account value over the period, multiplied by 184/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

6	December 31, 2019 |	Semiannual Report

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Semiannual Report	| December 31, 2019	7

Unaudited

AllianzGI Focused Growth Fund

For the period of July 1, 2019 through December 31, 2019, as provided by Karen Hiatt, CFA, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI Focused Growth Fund (the “Fund”) returned 9.93%, underperforming the Russell 1000 Growth Index (the “benchmark”), which returned 12.27%.

Market Overview

Global equities overcame a sharp set-back in August to deliver robust gains over the second half of 2019, with many markets closing the year at or near fresh/multi-month highs. Sentiment was lifted by a plethora of interest rate cuts across the developed and developing world, better-than-expected corporate earnings and optimism over a “phase one” trade deal between the US and China. At a sector level, technology stocks were the standout performers, helped by a rebound in semiconductor manufacturers. Energy was the only sector to retreat as oil prices remained mostly range bound, despite some year-end strength.

Within the technology sector, there was a wide divergence in performance as high growth, high valuation stocks were sharply sold in favor of cyclical and value technology stocks. Apple drove strong returns in the hardware segment as the company’s iPhone averted additional tariffs with the trade truce. Semiconductor stocks also benefitted from the trade news along with signs of firming demand conditions with tight inventories. Software stocks lagged mostly due to the shift in sentiment as fundamentals remain quite strong.

Portfolio Review

The Fund’s positioning within the technology sector amid the high growth sell-off was the largest driver of the relative performance shortfall. The underweight to Apple and Alphabet (Google), and the overweights to high growth stock such as Twilio, Paypal, and Servicenow were the largest stock detractors.

On the positive side, stock selection in the health care sector contributed to relative returns. Dexcom and Insulet benefited from robust growth in diabetes devices. Additionally, our overweight to consumer discretionary holding, Burlington, added to relative returns as the company has consistently delivered strong results in off price retail. Other contributors included not owning Netflix or Cisco Systems.

From a sector allocation perspective, underweight positions to the consumer discretionary and consumer staples sectors helped relative performance. Conversely, an overweight to materials and an underweight to the real estate sector hurt relative performance.

Outlook

We are generally optimistic on US equities as we begin the year. US employment data remains strong and corporate profits are expected to accelerate in 2020. Additionally, the US Federal Reserve and major central banks around the world are more dovish and continue to maintain low interest rates, which we believe should help boost economic growth. However, we may see periods of higher market volatility due to macro and political uncertainties. We will be closely monitoring trade negotiations as we move beyond the phase one deal between the US and China, the US Presidential election, and the ongoing challenges in the Middle East. Given the multitude of cross-currents and varying growth prospects at the country level, we expect the global economy to generally remain in a low growth environment for the foreseeable future. While market valuations are elevated, high valuations should not necessarily be a headwind. Other factors like earnings and growth should matter more, particularly in a low interest rate environment. Despite the macro and political uncertainties, we believe high quality growth companies remain well-positioned to deliver attractive returns.

Over the long term, we expect that the market will ultimately reward companies that deliver consistent growth and increase shareholder value over time. Our focus continues to be on applying rigorous fundamental research to identify companies with strong or under-appreciated growth prospects and attractive risk-reward characteristics.

8	December 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Focused Growth Fund Class A	9.93%	33.84%	13.13%	14.00%	11.42%
AllianzGI Focused Growth Fund Class A (adjusted)	3.88%	26.48%	11.86%	13.36%	11.25%
AllianzGI Focused Growth Fund Class C	9.51%	32.77%	12.27%	13.14%	10.59%
AllianzGI Focused Growth Fund Class C (adjusted)	8.62%	31.77%	12.27%	13.14%	10.59%
AllianzGI Focused Growth Fund Class R	9.80%	33.48%	12.85%	13.71%	11.08%
AllianzGI Focused Growth Fund Class P	10.06%	34.12%	13.41%	14.28%	11.73%
AllianzGI Focused Growth Fund Institutional Class	10.11%	34.29%	13.52%	14.40%	11.84%
AllianzGI Focused Growth Fund Class R6	10.14%	34.35%	13.57%	14.46%	11.90%
AllianzGI Focused Growth Fund Administrative Class	10.00%	33.96%	13.23%	14.12%	11.55%
Russell 1000 Growth Index	12.27%	36.39%	14.63%	15.22%	11.32%
Lipper Large-Cap Growth Funds Average	9.50%	33.30%	13.04%	13.72%	8.09%

* Cumulative return

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.12% for Class A shares, 1.87% for Class C shares, 1.37% for Class R shares, 0.87% for Class P shares, 0.77% for Institutional Class, 0.72% for Class R6 shares, and 1.02% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least August 31, 2020. The Fund’s expense ratios net of this reduction are 1.00% for Class A shares, 1.77% for Class C shares, 1.27% for Class R shares, 0.77% for Class P shares, 0.67% for Institutional Class shares, 0.62% for Class R6 shares, and 0.92% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through December 31, 2019

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of December 31, 2019)

IT Services	14.7%

Software	12.5%

Interactive Media & Services	7.9%

Semiconductors & Semiconductor Equipment	6.7%

Technology Hardware, Storage & Peripherals	6.6%

Healthcare Equipment & Supplies	6.6%

Specialty Retail	6.5%

Pharmaceuticals	6.5%

Other	30.9%

Cash & Equivalents — Net	1.1%

Semiannual Report	| December 31, 2019	9

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,099.30	$1,095.10	$1,098.00	$1,100.60	$1,101.10	$1,101.40	$1,100.00

Expenses Paid During Period	$5.28	$9.32	$6.70	$4.07	$3.54	$3.27	$4.86

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,020.11	$1,016.24	$1,018.75	$1,021.27	$1,021.77	$1,022.02	$1,020.51

Expenses Paid During Period	$5.08	$8.97	$6.44	$3.91	$3.40	$3.15	$4.67

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.00% for Class A, 1.77% for Class C, 1.27% for Class R, 0.77% for Class P, 0.67% for Institutional Class, 0.62% for Class R6 and 0.92% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

10	December 31, 2019 |	Semiannual Report

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Semiannual Report	| December 31, 2019	11

Unaudited

AllianzGI Global Natural Resources Fund

For the reporting period of July 1, 2019 through December 31, 2019, as provided by Paul D. Strand, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI Global Natural Resources Fund (the “Fund”) returned -3.16%, underperforming the 60% MSCI World Energy/40% MSCI World Materials Benchmark (the “benchmark”), which returned 1.39%.

Market Overview

Global equities overcame a sharp set-back in August 2019 to deliver robust gains over the second half of 2019. With global growth weighed down by a slowdown in global trade, fears grew over the outlook for the global economy. Central banks across the developed and developing world cut rates to stave off the threat of a global recession. Having been range bound for much of the six-month period, in December 2019, oil prices advanced to a seven-month high, with Brent crude trading just above $68 a barrel, on news that the Organization of the Petroleum Exporting Countries (“OPEC”) and Russia had agreed to curb production. Gold also surged, topping $1,500 an ounce in August for the first time in more than six years as the stock market turmoil boosted demand for “safe haven” assets. Meanwhile, copper prices surged, reaching an eight-month high in December, amid hopes of renewed Chinese demand.

Portfolio Review

The Fund’s underperformance was primarily driven by stock selection in the materials and energy sectors.

The largest contributors to relative performance included an overweight in the gold miner ETF, GDX, an overweight in railroad company KSU, and an overweight in agricultural chemicals company FMC. The largest detractors from relative performance included an overweight in exploration & production (“E&P”) company Continental Resources and underweights in gold miners Barrick Gold and Newmont.

From time to time, the Fund utilizes a “Buy-Write” options strategy in which call options are written against some equity holdings. For the reporting period, the use of this strategy was very limited and had no material impact on overall performance.

Outlook

We are seeing signs that the prolonged industrial/manufacturing/trade recession that has proven to be a difficult headwind for natural resources stocks is abating. Looking ahead, we have more conviction now than we have had in a very long time about bullish prospects for natural resources sector investing. Further evidence that the macro environment is improving combined with normalization of trade relations should provide a robust catalyst to these stocks, many of which are at historical lows relative to the broader market.

At present, we are exposed to over 26 different investment themes in the portfolio. As the new year commences, the Fund is currently underweight energy overall, with overweight in E&P as we see improving financial metrics driven by capital discipline. In materials, we are overweight copper, iron ore, and industrial gas. We have been increasing our exposure to the energy transition theme, which will likely gain momentum in the coming years and be a tailwind to performance. We expect that decreasing costs of renewables combined with policy support will lead to solid long term demand for solar, wind, and storage. Finally, we are overweight the railroads, on expectation for ongoing business efficiency improvements as we await stronger volumes in 2020. Throughout the Fund, we continue to favor high quality holdings (high free cash flow, low net debt, larger cap, strong assets) and attractive valuations. We remain confident this focus on high quality is the best long term risk/reward approach for this strategy.

12	December 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Natural Resources Fund Class A	–3.16%	9.66%	–2.86%	–0.77%	4.43%
AllianzGI Global Natural Resources Fund Class A (adjusted)	–8.49%	3.63%	–3.95%	–1.33%	4.05%
AllianzGI Global Natural Resources Fund Class C	–3.51%	8.95%	–3.57%	–1.51%	3.66%
AllianzGI Global Natural Resources Fund Class C (adjusted)	–4.46%	7.95%	–3.57%	–1.51%	3.66%
AllianzGI Global Natural Resources Fund Class P	–3.05%	10.06%	–2.60%	–0.51%	4.71%
AllianzGI Global Natural Resources Fund Institutional Class	–2.98%	10.08%	–2.50%	–0.42%	4.81%
60% MSCI World Energy/40% MSCI World Materials Benchmark	1.39%	16.14%	2.26%	2.52%	5.87%
MSCI World Index	9.14%	27.67%	8.74%	9.47%	7.40%
Lipper Global Natural Resources Funds Average	2.14%	16.13%	–1.00%	–1.23%	3.51%

* Cumulative return

† The Fund began operations on 6/30/04. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.44% for Class A shares, 2.19% for Class C shares, 1.19% for Class P shares and 1.09% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through December 31, 2019

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country/Location Allocation (as of December 31, 2019)

United States	61.0%

United Kingdom	9.9%

Canada	7.8%

France	5.0%

Australia	4.5%

Japan	3.8%

Finland	1.1%

Norway	1.0%

Other	7.4%

Cash & Equivalents — Net	–1.5%

Semiannual Report	| December 31, 2019	13

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$968.40	$964.90	$969.50	$970.20

Expenses Paid During Period	$7.08	$10.77	$5.84	$5.35

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,017.95	$1,014.18	$1,019.20	$1,019.71

Expenses Paid During Period	$7.25	$11.04	$5.99	$5.48

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.43% for Class A, 2.18% for Class C, 1.18% for Class P and 1.08% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Semiannual Report	| December 31, 2019	15

Unaudited

AllianzGI Global Small-Cap Fund

For the period of July 1, 2019 through December 31, 2019, as provided by Andrew Neville, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI Global Small-Cap Fund (the “Fund”) returned 4.23%, underperforming the MSCI World Small-Cap Index (the “benchmark”), which returned 8.82%.

Market Overview

Global equities overcame a sharp set-back in August to deliver robust gains over the second half of 2019. The rally meant many equity markets recorded their strongest annual gains in several years, with many markets closing the year at or near fresh/multi-month highs. Sentiment was lifted by a plethora of interest rate cuts across the developed and developing world, better-than-expected corporate earnings and optimism over a “phase one” trade deal between the US and China. Small caps as measured by the benchmark performed almost in line with large caps over in the six-month period.

Portfolio Review

The Fund represents the highest conviction names from four underlying regional small cap strategies: US, Europe, Japan, and Asia ex-Japan. Stock selection is the key driver of relative returns as the regional allocation of the fund is neutral to the benchmark and there are risk controls to ensure sector deviations do not become too large.

In absolute terms, all four small cap markets showed gains. Japanese small caps registered the strongest gains followed by small caps from Europe, the US and finally Pacific ex Japan. In relative terms, the Pacific ex Japan and the Japanese sleeve portfolios were able to outperform their local markets. The other sleeve portfolios lagged their indices.

The Fund’s underperformance was driven primarily by the negative stock selection in industrial stocks and the health care and consumer discretionary positions. The Fund’s largest contributors to performance came from the IT industry. ASM International (Netherlands) and Acacia Communications (US) particularly positively impacted performance. ASM International operates in more than 14 countries and makes equipment for front-end chip-making processes. In the third quarter, ASM International reported solid second quarter 2019 results, beating consensus on revenues (+8%) and operating result (+11%). Acacia Communications, a US maker of optical interconnect technologies like modules and semiconductors, announced a definitive agreement to be acquired by Cisco for $70.00 per share, implying a 43% premium.

The largest detractors to performance were Merit Medical, a US-based, global healthcare company. Management executed poorly in launching new products and the company’s attempt to bolster margins through vertically integrating product parts did not work. We sold the holding in the third quarter of 2019. Another detractor was Pluralsight. The US-based company provides online development and IT training services for software professionals. The company had a slowdown in billings in the second quarter of 2019 and several peers have seen a similar deceleration.

Outlook

While the outlook for the global economy appears cautiously favorable, growth looks set to remain weak, and geopolitics (take, for example, the trade conflict between the US and China) spell downside risks, despite some signs pointing towards a resolution. The generous monetary policy of the major international central banks should continue to support the equity markets for now, but is increasingly likely to meet its limits. At the same time, investors’ attention will probably shift towards economic data and corporate earnings. Overall, we believe that volatility will remain elevated and that we will see increasing disparity between individual stocks, sectors and countries. Small cap performance globally will be influenced by both the economic conditions and stimulus measures and the resulting balance between the two. The Fund will continue to focus on high quality growth stocks that we believe will deliver outperformance above the benchmark over the long-term.

16	December 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Small-Cap Fund Class A	4.23%	22.57%	6.02%	10.63%	9.70%
AllianzGI Global Small-Cap Fund Class A (adjusted)	–1.50%	15.83%	4.83%	10.00%	9.43%
AllianzGI Global Small-Cap Fund Class C	3.85%	21.64%	5.23%	9.80%	8.90%
AllianzGI Global Small-Cap Fund Class C (adjusted)	2.91%	20.64%	5.23%	9.80%	8.90%
AllianzGI Global Small-Cap Fund Class P	4.37%	22.86%	6.29%	10.91%	10.01%
AllianzGI Global Small-Cap Fund Institutional Class	4.44%	22.98%	6.40%	11.01%	10.12%
MSCI World Small-Cap Index	8.82%	26.19%	8.42%	10.54%	8.14%
Lipper Global Small-/Mid-Cap Funds Average	6.65%	25.76%	8.25%	9.74%	7.88%

* Cumulative return

† The Fund began operations on 12/31/96. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.62% for Class A shares, 2.37% for Class C shares, 1.37% for Class P shares and 1.27% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through December 31, 2019

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country/Location Allocation (as of December 31, 2019)

United States	55.4%

Japan	13.3%

United Kingdom	6.6%

Germany	4.2%

Switzerland	2.5%

Australia	2.4%

France	2.0%

Austria	1.9%

Other	9.6%

Cash & Equivalents — Net	2.1%

Semiannual Report	| December 31, 2019	17

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,042.30	$1,038.50	$1,043.70	$1,044.40

Expenses Paid During Period	$8.37	$12.20	$7.09	$6.58

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,016.94	$1,013.17	$1,018.20	$1,018.70

Expenses Paid During Period	$8.26	$12.04	$7.00	$6.50

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.63% for Class A, 2.38% for Class C, 1.38% for Class P and 1.28% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366.

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Semiannual Report	| December 31, 2019	19

Unaudited

AllianzGI Health Sciences Fund

For the period of July 1, 2019 through December 31, 2019, as provided by Peter Pirsch, CFA, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI Health Sciences Fund (the “Fund”) returned 11.85%, underperforming the MSCI World Health Care Index (the “benchmark”), which returned 12.28%.

Market Overview

Health care stocks were higher for the six-month period as investors were broadly optimistic about global equities in light of accommodative central bank policies and better-than-expected corporate profits.

The asset class initially posted lackluster results with flat-to-negative performance during each of the first three months of the period. Investors were apprehensive about health care valuations and uncertainty from the upcoming US presidential election, due in part to Elizabeth Warren’s ascendancy to “front runner” status for the democratic nomination. Sentiment improved meaningfully with broad-based gains in each of the final three months of the semi-annual reporting period and the benchmark reached new all-time highs. Global markets were lifted by improving trade relations between the US and China, signs of further central bank easing and expectations that the worst of the slowdown in the global economy may be over. Health care stocks were among the top performers thanks to an asset class rerating and expectations of improved profit growth.

Results for the benchmark were higher across the board with all six industries posting gains. Biotechnology was the top performer with a greater than 18% advance, followed by double digit gains in healthcare providers and pharmaceuticals. Meanwhile, the life sciences tools & services industry was up only modestly for the period.

Portfolio Review

The Fund seeks to deliver outperformance over time via a conviction portfolio via the implementation of a top-down and bottom-up investment process focused on rigorous fundamental analysis.

During the six-month period, the Fund’s performance was in line with the benchmark as positive bottom-up stock selection and industry weightings which were neutralized by country allocation decisions. Bottom-up stockpicking in pharmaceutical and health care provider industries outpaced the benchmark for the period. Meanwhile, healthcare equipment and biotechnology were modest laggards on a relative basis.

A sizeable overweight allocation to Bristol-Myers Squibb Company proved advantageous as the company benefited from an upside earnings surprise, an attractive valuation and a general flight to dividend paying defensive names. The relative underweight allocation to pharmaceutical giant Pfizer Inc. contributed to results as the stock declined following the company’s decision to combine their off-patent drug division with Mylan, while Horizon Therapeutics rallied thanks to an acceleration in earnings results. Alternatively, largest relative detractor to performance was Vapotherm Inc. The respiratory device maker came under pressure as the market digested the company’s earnings miss and the announcement of a secondary offering of shares. Medical equipment maker Alcon Inc. was lower following earnings which trailed Street expectations, while specialty animal products provider Elanco Animal Health, Inc. was lower due in part to acquisition of Bayer’s animal health business.

Outlook

Looking forward, we are optimistic about the opportunities in the health care sector over the next year. Although the sector modestly lagged the broader industries in 2019, there appears to be an increasing level of optimism in recent months thanks to earnings growth expectations and the defensive nature of the sector. This year’s US presidential election and the ongoing impeachment proceedings of President Donald Trump may result in greater uncertainty in markets, which could impact the health care sector.

Overall, the Fund’s positioning is centered on what we believe are the significant long-term growth drivers for healthcare—drug innovation and cost-containment and we continue to focus on more mature, defensive core holdings. However, we recently added a few “riskier” assets in medical technology, genomics and biotechnology to help balance the portfolio during this positive volatility spike. We believe this barbell approach will continue to drive the potential for risk-adjusted alpha without taking outsized risk on any one holding.

20	December 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Health Sciences Fund Class A	11.85%	26.64%	9.82%	13.92%	11.91%
AllianzGI Health Sciences Fund Class A (adjusted)	5.69%	19.68%	8.59%	13.28%	11.63%
AllianzGI Health Sciences Fund Class C	11.41%	25.71%	9.01%	13.08%	11.07%
AllianzGI Health Sciences Fund Class C (adjusted)	10.41%	24.71%	9.01%	13.08%	11.07%
AllianzGI Health Sciences Fund Institutional Class	12.03%	27.08%	10.21%	14.32%	12.32%
MSCI World Health Care Index	12.28%	23.24%	8.50%	12.29%	8.91%
Lipper Health/Biotechnology Funds Average	10.69%	26.22%	8.72%	15.22%	10.94%

* Cumulative return

† The Fund began operations on 12/31/96. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.47% for Class A shares, 2.22% for Class C shares and 1.12% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through December 31, 2019

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2019)

Pharmaceuticals	43.2%

HealthCare Equipment & Supplies	20.9%

HealthCare Providers & Services	14.2%

Biotechnology	12.3%

Life Sciences Tools & Services	6.2%

Cash & Equivalents — Net	3.2%

Semiannual Report	| December 31, 2019	21

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Institutional Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,118.50	$1,114.10	$1,120.30

Expenses Paid During Period	$7.83	$11.80	$5.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Institutional Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,017.75	$1,013.98	$1,019.51

Expenses Paid During Period	$7.46	$11.24	$5.69

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.47% for Class A, 2.22% for Class C and 1.12% for Institutional Class ), multiplied by the average account value over the period, multiplied by 184/366.

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Unaudited

AllianzGI Income & Growth Fund

For the period of July 1, 2019 through December 31, 2019, as provided by Douglas G. Forsyth, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2019, the Class A shares, at net asset value (“NAV”) of the AllianzGI Income & Growth Fund (the “Fund”) returned 5.89%. During the same period, the S&P 500 Index increased 10.92% and the overall U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rose 2.45%. The convertible universe returned 7.55%, as measured by the ICE BofA US Convertible Index; and high yield bonds, as measured by the ICE BofA US High Yield Master II Index, increased 3.86%. Lastly, the Russell 1000 Growth Index gained 12.27%.

Market Overview

Risk assets produced strong returns over the reporting period and, in stark contrast to 2018, finished 2019 on a firm footing. US equities posted double-digit gains in the second half of 2019 and major indices hit a series of fresh highs going into year-end. Convertible bonds benefited from underlying stock price strength. A globally depressed yield environment continued to lend support to high-yield bonds.

Third-quarter financial results and guidance for most US issuers were generally better than expected. Correspondingly, 76% of the companies in the S&P 500 reported earnings above analyst estimates and 60% reported revenues above expectations, according to FactSet.

Key economic reports in the final months of the year indicated continued US expansion. Third-quarter gross domestic product (“GDP”) growth exceeded expectations; unemployment fell to a 50-year low; housing data showed signs of renewed momentum; and consumer sentiment rebounded. In contrast, manufacturing data remained weak.

In addition to overseas monetary policy stimulus, the US Federal Reserve (“Fed”) reduced rates by a total of 75 basis points. After cutting rates for a third time in October to a range of 1.50% to 1.75%, the Fed left rates unchanged at its December meeting and indicated that it would keep rate changes on hold until there was either a persistent move up in inflation or deterioration in its economic outlook.

The 10-year US Treasury bond yield fluctuated substantially over the reporting period. After starting the period at 2.0%, the yield fell below 1.5% in late summer. Fading geopolitical risks on the back of progress in US/China trade negotiations helped drive the yield higher in the fourth quarter. By year-end, it stood at 1.9% and caused the yield curve (3-month vs. 10-year) to steepen sharply from an inverted position.

Portfolio Review

The Fund provided consistent income—the primary goal of the strategy—and a positive total return over the six-month reporting period. Equity holdings had the greatest positive impact on the Fund’s performance followed by convertible exposure and high-yield bond holdings.

Information technology, health care and consumer discretionary were the top-contributing sectors to the equity sleeve’s performance during the period. Conversely, only two sectors—materials and energy—detracted from performance and their combined impact insignificantly influenced performance.

In the convertible sleeve, sectors that contributed positively to relative performance were technology, health care and consumer discretionary. Sector exposure that hindered performance in the period was limited to three sectors—energy, materials and transportation.

In the high yield sleeve, industries that aided performance were technology & electronics, health care and support-services. In contrast, only energy and retail exposures were performance headwinds.

Several option positions expired below strike and the portfolio was able to retain the set premiums. Against a depressed equity volatility backdrop, the percent of equities with a covered call structure trended lower over the reporting period.

Outlook

We believe that synchronized global central bank accommodation and stable US economic growth should support earnings growth and risk asset performance in 2020.

After three interest rate cuts in 2019, the Fed has signaled a pause in the easing cycle but has resumed expansion of its balance sheet. According to the Fed, US monetary policy is not on any pre-set course and adjustments will continue to provide support to the economy.

The US economy is expected to expand at a moderate pace in 2020 given recent economic data points. In our view, even stronger US growth is possible if the global manufacturing environment improves. Geopolitical risks and US politics including the Democratic Party nominee and 2020 elections may cause market volatility, but could also provide investment opportunities.

After flat growth in 2019, we believe that corporate profits should accelerate in 2020 with easier comparisons versus the prior year and revenue growth should also increase relative to 2019. Based on bottom-up estimates, we believe that earnings are poised to trend higher throughout the year and we believe could result in year-over-year earnings growth of 10% for the S&P 500 Index.

24	December 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Income & Growth Fund Class A	5.89%	19.73%	6.88%	8.40%	7.05%
AllianzGI Income & Growth Fund Class A (adjusted)	0.06%	13.15%	5.68%	7.78%	6.58%
AllianzGI Income & Growth Fund Class C	5.47%	18.83%	6.08%	7.59%	6.25%
AllianzGI Income & Growth Fund Class C (adjusted)	4.47%	17.83%	6.08%	7.59%	6.25%
AllianzGI Income & Growth Fund Class R	5.75%	19.44%	6.62%	8.12%	6.79%
AllianzGI Income & Growth Fund Class P	6.03%	20.11%	7.16%	8.67%	7.33%
AllianzGI Income & Growth Fund Institutional Class	6.11%	20.23%	7.25%	8.77%	7.44%
S&P 500 Index	10.92%	31.49%	11.70%	13.56%	8.97%
Bloomberg Barclays U.S. Aggregate Bond Index	2.45%	8.72%	3.05%	3.75%	4.21%
Lipper Flexible Portfolio Funds Average	5.02%	15.96%	4.68%	6.49%	4.99%

† The Fund began operations on 2/28/07. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.29% for Class A shares, 2.04% for Class C shares, 1.54% for Class R shares, 1.04% for Class P shares and 0.94% for Institutional Class shares. These ratios do not include an expense reduction, contractually agreed through at least August 31, 2020. The Fund’s expense ratios net of this reduction are 1.28% for Class A shares, 2.03% for Class C shares, 1.53% for Class R shares, 1.03% for Class P shares and 0.93% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through December 31, 2019

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2019)

Software	8.9%

Internet	5.6%

Media	5.5%

Pharmaceuticals	4.5%

Semiconductors & Semiconductor Equipment	4.3%

Telecommunications	3.7%

Oil, Gas & Consumable Fuels	3.6%

Biotechnology	3.1%

Other	56.4%

Cash & Equivalents — Net	4.4%

S&P Ratings* (as of December 31, 2019)

*

As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Fund’s consideration of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Semiannual Report	| December 31, 2019	25

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,058.90	$1,054.70	$1,057.50	$1,060.30	$1,061.10

Expenses Paid During Period	$6.62	$10.48	$7.91	$5.33	$4.82

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,018.70	$1,014.93	$1,017.44	$1,019.96	$1,020.46

Expenses Paid During Period	$6.50	$10.28	$7.76	$5.23	$4.72

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.28% for Class A, 2.03% for Class C, 1.53% for Class R, 1.03% for Class P and 0.93% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366.

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Semiannual Report	| December 31, 2019	27

Unaudited

AllianzGI Mid-Cap Fund

For the period July 1, 2019 through December 31, 2019, as provided by Steven Klopukh, CFA, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2019, the Class A Shares at net asset value (“NAV”) of the AllianzGI Mid-Cap Fund (the “Fund”) returned 7.02%, underperforming the Russell Midcap Growth Index (the “benchmark”), which returned 7.45%.

Market Overview

Global equities overcame a sharp set-back in August 2019 to deliver robust gains over the second half of 2019. The rally meant many equity markets recorded their strongest annual gains in several years, with many markets closing the year at or near fresh/multi-month highs. Sentiment was lifted by a plethora of interest rate cuts across the developed and developing world, better-than-expected corporate earnings and optimism over a “phase one” trade deal between the US and China. Against this backdrop, the Russell Midcap Index returned 7.58%, underperforming the Russell 1000 Index’s return of 10.59%. Within the mid cap universe, growth stocks underperformed value stocks by 0.21%.

Portfolio Review

Sector allocation had a negative effect on performance while positive security selection was offsetting. Stockpicking in materials was the primary contributor, followed by the health care and consumer staples sectors. This was balanced by weaker security selections in the information technology, financials and consumer discretionary sectors. The overweight to the health care sector detracted from returns. This was partially offset by an underweight to consumer discretionary.

A top contributor to relative returns was DexCom, Inc. (“DexCom”), medical device company that specializes in continuous glucose monitoring systems with smart device connectivity. The stock benefited from quarterly earnings results and guidance that exceeded consensus expectations. DexCom continues to see strong patient adoption of their newest G6 system. With low penetration in a large addressable market and strong product offerings, we believe DexCom’s growth trajectory remains robust.

The top detractor to relative returns was Workday, Inc. (“Workday”), which provides cloud based enterprise software for applications that include finance and human resources. Shares fell as management’s forward guidance was below high investor expectations. Looking forward, we are likely in the middle of a major upgrade cycle, as enterprises switch from legacy software to modern cloud based systems. Workday’s compelling enterprise resource software positions the company to capture this trend and generate sustainable double digit growth. However, recent volatility in share price warrants close monitoring of the situation.

As of December 31, 2019, the largest sector overweight was in consumer staples, followed by health care and financials. Consumer discretionary was the largest underweight position in the Fund, followed by the information technology and real estate sectors.

Outlook

For calendar year 2020, we continue to expect moderate growth for the US economy. Leading economic indicators continue to signal benign conditions and employment metrics remains positive. On the US-China trade front, the “phase one” trade deal has been regarded as a positive development, removing a measure of uncertainty for future corporate capital investments. From a global monetary policy perspective, 49 central banks around the world cut rates 71 times in 2019. We believe that this synchronized global monetary easing should stabilize investor appetite for risk assets. While US mid cap earnings valuations currently trade above historical averages, it is important to highlight that 2019 was a year when analysts lowered earnings expectations amid a slowing economic environment. Looking to 2020, we believe analysts have not fully built in the effects of stabilizing economic growth. It is our belief that as companies start reporting forward guidance for this year, we should start seeing upward earnings revisions, especially for cyclical industries.

As always, we continue to focus on stock selection, seeking to invest in high quality mid cap companies with attractive growth prospects that are attractively valued. The Fund’s portfolio emphasizes free cash flow yield and responsible capital allocation.

28	December 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Mid-Cap Fund Class A	7.02%	41.00%	11.42%	12.36%	12.89%
AllianzGI Mid-Cap Fund Class A (adjusted)	1.13%	33.24%	10.16%	11.72%	12.73%
AllianzGI Mid-Cap Fund Class C	6.83%	40.48%	10.62%	11.53%	12.12%
AllianzGI Mid-Cap Fund Class C (adjusted)	5.83%	39.48%	10.62%	11.53%	12.12%
AllianzGI Mid-Cap Fund Class R	7.19%	40.81%	11.17%	12.08%	12.70%
AllianzGI Mid-Cap Fund Class P	7.19%	41.35%	11.72%	12.65%	13.34%
AllianzGI Mid-Cap Fund Institutional Class	7.37%	41.70%	11.81%	12.75%	13.45%
AllianzGI Mid-Cap Fund Administrative Class	7.06%	41.40%	11.52%	12.44%	13.15%
Russell Midcap Growth Index	7.45%	35.47%	11.60%	14.24%	12.44%
Lipper Mid-Cap Growth Funds Average	5.86%	34.02%	11.13%	13.13%	9.53%
Lipper Multi-Cap Growth Funds Average	7.29%	31.41%	11.38%	13.30%	—%

* Cumulative return

† The Fund began operations on 11/6/79. Benchmark and primary Lipper performance comparisons began on 10/31/79; secondary Lipper performance is available for trailing 10 years.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.14% for Class A shares, 1.89% for Class C shares, 1.39% for Class R shares, 0.89% for Class P shares, 0.79% for Institutional Class shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through December 31, 2019

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of December 31, 2019)

IT Services	10.7%

Health Care Equipment & Supplies	10.6%

Software	8.2%

Semiconductors & Semiconductor Equipment	7.4%

Food products	4.6%

Entertainment	4.6%

pharmaceuticals	4.4%

Electronic Equipment, Instruments & Components	4.0%

Other	44.3%

Cash & Equivalents — Net	1.2%

Semiannual Report	| December 31, 2019	29

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,070.20	$1,068.30	$1,071.90	$1,071.90	$1,073.70	$1,070.60

Expenses Paid During Period	$5.93	$9.83	$7.24	$4.64	$4.12	$5.41

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,019.41	$1,015.63	$1,018.15	$1,020.66	$1,021.17	$1,019.91

Expenses Paid During Period	$5.79	$9.58	$7.05	$4.52	$4.01	$5.28

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.14% for Class A, 1.89% for Class C, 1.39% for Class R, 0.89% for Class P, 0.80% for Institutional Class and 1.04% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

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Semiannual Report	| December 31, 2019	31

Unaudited

AllianzGI NFJ Dividend Value Fund

For the period July 1, 2019 through December 31, 2019, as provided by the Value Equity, US team.

Fund Insights

For the six-month period ended December 31, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Dividend Value Fund (the “Fund”) returned 9.05%, outperforming the Russell 1000 Value Index (the “benchmark”), which returned 8.86%.

Market Overview

US equities posted double-digit gains in the second half of 2019, closing the year with the strongest annual returns since 2013. Despite a notable set-back in August, major indices hit a series of fresh highs as risk appetite was boosted by lower interest rates and a “phase one” trade deal between the US and China. Corporate earnings also beat, albeit lowered, expectations. Growth stocks continued to outperform value stocks. Amid growing concerns that the pace of US growth was moderating, the US Federal Reserve (“Fed”) cut rates by 25 basis points, 0.25%, in July, its first reduction since 2008, followed by two further cuts in September and October. In December, the Fed signaled it would maintain its current policy throughout 2020. It also delivered an upbeat assessment of the US economy, saying that the current stance of monetary policy was “appropriate”, a change from October’s statement that referred to “uncertainties” in its outlook. The Fed indicated that it would keep rates on hold until there was a persistent move up in inflation or a deterioration in the global economic outlook.

Portfolio Review

Relative performance results were due to positive stock selection, while sector allocation was moderately negative over the reporting period. Selections across the materials, energy and industrials sectors were the largest contributors and boosted relative returns. In contrast, holdings in the technology and utilities sectors failed to keep pace with benchmark shares and detracted from performance results. Within the benchmark, ten of the eleven GICS economic sectors advanced over the second half of 2019. The information technology sector was the top performer, while energy was the only sector to lose ground as oil prices remained mostly range bound. The Fund’s overweight in energy detracted from relative returns, while an overweight in technology contributed to performance results during the six-month period.

Outlook

Going into 2020, equity market valuations appear to us to have positive news baked in, with the S&P’s forward price-to-earnings ratio multiple hovering over 19x, up from 15x at this time last year. Without the tailwind of continued multiple expansion, stocks will likely have to rely on earnings growth to continue the decade-long bull market, so advances will likely be muted compared to 2019’s gains. The good news is that the Fed has signaled that it will likely be on hold this year, which is positive for risk assets as a whole, and value equities more specifically. The consumer continues to be the pillar holding up the slow-but-steady economic expansion, and with low unemployment, clean consumer balance sheets and nascent signs of wage growth, we believe that should at least continue to be the case for the balance of 2020. In our opinion, the two factors that could throw a curveball into forecasts are a re-escalation of trade conflicts and the Presidential election. There is a wider divergence of outcomes between possible candidates this year than we have seen in several decades, meaning that as the likelihood of election outcomes shifts throughout the year, market volatility may be on the rise.

In the face of these uncertainties, slower returns and higher volatility, we believe the best strategy for investors is to focus on companies with stable earnings and clean balance sheets. Dividend payers at a reasonable price should also provide more predictable returns, as well as taking advantage of company-specific stories as a potential mean of enhancing returns. As active managers, we believe this approach will become critical in the current environment for clients seeking strong absolute returns and moderated volatility over the long term.

32	December 31, 2019 |	Semiannual Report

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Dividend Value Fund Class A	9.05%	24.66%	6.54%	9.90%	7.97%
AllianzGI NFJ Dividend Value Fund Class A (adjusted)	3.05%	17.80%	5.34%	9.28%	7.66%
AllianzGI NFJ Dividend Value Fund Class C	8.68%	23.76%	5.73%	9.08%	7.16%
AllianzGI NFJ Dividend Value Fund Class C (adjusted)	7.71%	22.76%	5.73%	9.08%	7.16%
AllianzGI NFJ Dividend Value Fund Class R	9.00%	24.36%	6.27%	9.64%	7.70%
AllianzGI NFJ Dividend Value Fund Class P	9.27%	25.04%	6.80%	10.18%	8.29%
AllianzGI NFJ Dividend Value Fund Institutional Class	9.25%	25.09%	6.91%	10.30%	8.39%
AllianzGI NFJ Dividend Value Fund Class R6	9.33%	25.16%	6.97%	10.35%	8.45%
AllianzGI NFJ Dividend Value Fund Administrative Class	9.19%	24.77%	6.64%	10.02%	8.12%
Russell 1000 Value Index	8.86%	26.54%	8.29%	11.80%	7.24%
Lipper Equity Income Funds Average	8.56%	24.41%	8.05%	10.74%	6.99%

* Cumulative return

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares, 0.71% for Class R6 shares and 1.01% for Administrative Class shares. Theses ratios do not include an expense reduction, contractually agreed through at least August 31, 2020. The Fund’s expense ratios net of this reduction are 1.04% for Class A shares, 1.79% for Class C shares, 1.29% for Class R shares, 0.79% for Class P shares, 0.69% for Institutional Class shares, 0.64% for Class R6 shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through December 31, 2019

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2019)

Banks	13.1%

Oil, Gas & Consumable Fuels	10.3%

Insurance	6.8%

Pharmaceuticals	6.5%

Aerospace & Defense	5.0%

Specialty Retail	4.0%

Healthcare Equipment & Supplies	4.0%

Machinery	3.1%

Other	47.0%

Cash & Equivalents — Net	0.2%

Semiannual Report	| December 31, 2019	33

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,090.50	$1,086.80	$1,090.00	$1,092.70	$1,092.50	$1,093.30	$1,091.90

Expenses Paid During Period	$5.47	$9.39	$6.78	$4.16	$3.63	$3.37	$4.94

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,019.91	$1,016.14	$1,018.65	$1,021.17	$1,021.67	$1,021.98	$1,020.41

Expenses Paid During Period	$5.28	$9.07	$6.55	$4.01	$3.51	$3.26	$4.77

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.04% for Class A, 1.79% for Class C, 1.29% for Class R, 0.79% for Class P, 0.69% for Institutional Class, 0.64% for class R6 and 0.94% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

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Semiannual Report	| December 31, 2019	35

Unaudited

AllianzGI NFJ International Value Fund

For the period July 1, 2019 through December 31, 2019, as provided by the Value Equity, US team.

Fund Insights

For the six-month period ended December 31, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI NFJ International Value Fund (the “Fund”) returned 6.16%, underperforming the MSCI AC World Index ex USA (the “benchmark”), which returned 6.96%.

Market Overview

With global growth weighed down by a slowdown in global trade, fears grew over the outlook for the global economy during the second half of 2019. Central banks across the developed and developing world cut rates to stave off the threat of a global recession. In July, the US Federal Reserve (“Fed”) cut rates for the first time since 2008, with two further rate cuts following in September and October. The European Central Bank also lowered rates and reinstated its bond-buying program, while Japan announced its first fiscal stimulus measures since 2016. The central bank measures helped to bolster confidence in the economic outlook, with data showing signs that the slowdown may have bottomed out during the fourth quarter.

In general, international equities overcame a sharp set-back in August to deliver robust gains over the six-month reporting period. The rally meant many equity markets recorded their strongest annual gains in several years, with many markets closing the year at or near fresh/multi-month highs. Sentiment was lifted by a plethora of interest rate cuts across the developed and developing world, better-than-expected corporate earnings and optimism over a “phase one” trade deal between the US and China.

Portfolio Review

Performance results over the reporting period were due to negative country allocation, net neutral sector allocation and modestly negative stock selection. Selection across the consumer discretionary and materials sectors boosted relative returns. These gains were dampened by holdings in the consumer staples and technology sectors, which failed to keep pace with benchmark shares. Within the benchmark, technology stocks were the standout performers, helped by a rebound in semiconductor manufacturers. The health care and consumer discretionary sectors also posted double-digit returns during the reporting period. In contrast, the energy sector had the weakest performance as oil prices remained mostly range bound, despite some year-end strength. The Fund’s underweight in communication services paired with overweight exposures in technology and health care contributed to relative returns, while overweight positions in energy and financials detracted from performance during the trailing six-month period. By country, selection was positive across Japan and the UK, while the Fund realized negative results from holdings based in France and China. Underweight exposures across Taiwan and Japan detracted over the reporting period. In contrast, overweight positions in Ireland and China boosted relative performance.

Outlook

It is difficult to find another time in the last ten years when there had been as many precarious situations globally as there were in 2019. In Europe, the UK faced a “hard Brexit”. Both the German and Italian economies, which combined make up just over 50% of Eurozone gross domestic product, looked to be at a minimum in the midst of a mild recession. In Asia, protests in Hong Kong unfolded without any real solution in sight. In addition, the ongoing trade war between the US and China left investors faced with a very shaky backdrop across the world’s largest economies. Japan officially moved forward with a value-added tax increase, after postponing the change since 2015, and this pinch on the consumer will be felt going forward. There is also no shortage of issues revolving around Syria and Turkey, the Ukraine, as well as between Saudi Arabia and Iran. The list could go on further but simply put, the risks are many and varied.

Political forces will continue to play a dominant role in the financial markets and will impact market sentiments into the new year of 2020. Our team’s value oriented approach tends to lead our products toward investment in high-quality, cyclically depressed companies with attractive valuations and strong fundamentals, where we believe the prospects for capital appreciation and downside protection remain more favorable for our clients.

36	December 31, 2019 |	Semiannual Report

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ International Value Fund Class A	6.16%	21.55%	0.28%	2.32%	8.29%
AllianzGI NFJ International Value Fund Class A (adjusted)	0.32%	14.87%	–0.85%	1.74%	7.93%
AllianzGI NFJ International Value Fund Class C	5.78%	20.70%	–0.46%	1.56%	7.49%
AllianzGI NFJ International Value Fund Class C (adjusted)	4.78%	19.70%	–0.46%	1.56%	7.49%
AllianzGI NFJ International Value Fund Class R	6.01%	21.25%	0.04%	2.07%	8.04%
AllianzGI NFJ International Value Fund Class P	6.30%	21.89%	0.53%	2.58%	8.58%
AllianzGI NFJ International Value Fund Institutional Class	6.36%	22.01%	0.63%	2.68%	8.69%
AllianzGI NFJ International Value Fund Class R6	6.39%	22.07%	0.68%	2.72%	8.74%
AllianzGI NFJ International Value Fund Administrative Class	6.18%	21.76%	0.39%	2.43%	8.42%
MSCI AC World Index ex USA	6.96%	21.51%	5.51%	4.97%	8.22%
Lipper International Large-Cap Core Funds Average	7.21%	22.34%	3.86%	4.30%	7.43%

* Cumulative return

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.38% for Class A shares, 2.13% for Class C shares, 1.63% for Class R shares, 1.13% for Class P shares, 1.03% for Institutional Class shares, 0.98% for Class R6 shares and 1.28% for Administrative Class shares. Theses ratios do not include an expense reduction, contractually agreed through at least August 31, 2020. The Fund’s expense ratios net of this reduction are 1.31% for Class A shares, 2.06% for Class C shares, 1.56% for Class R shares, 1.06% for Class P shares, 0.96% for Institutional Class shares, 0.91% for Class R6 shares and 1.21% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through December 31, 2019

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country/Location Allocation (as of December 31, 2019)

United Kingdom	17.3%

China	12.1%

Canada	10.5%

Japan	9.9%

Germany	8.1%

France	8.0%

Switzerland	5.3%

Hong Kong	4.1%

Other	24.6%

Cash & Equivalents — Net	0.1%

Semiannual Report	| December 31, 2019	37

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,061.60	$1,057.80	$1,060.10	$1,063.00	$1,063.60	$1,063.90	$1,061.80

Expenses Paid During Period	$6.74	$10.60	$8.03	$5.44	$4.93	$4.67	$6.22

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,018.60	$1,014.83	$1,017.34	$1,019.86	$1,020.36	$1,020.61	$1,019.10

Expenses Paid During Period	$6.60	$10.38	$7.86	$5.33	$4.82	$4.57	$6.09

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.30% for Class A, 2.05% for Class C, 1.55% for Class R, 1.05% for Class P, 0.95% for Institutional Class , 0.90% for Class R6 and 1.20% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

38	December 31, 2019 |	Semiannual Report

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Semiannual Report	| December 31, 2019	39

Unaudited

AllianzGI NFJ Large-Cap Value Fund

For the period July 1, 2019 through December 31, 2019, as provided by the Value Equity, US team.

Fund Insights

For the six-month period ended December 31, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Large-Cap Value Fund (the “Fund”) returned 9.68%, outperforming the Russell 1000 Value Index (the “benchmark”), which returned 8.86%.

Market Overview

US equities posted double-digit gains in the second half of 2019, closing the year with the strongest annual returns since 2013. Despite a notable set-back in August, major indices hit a series of fresh highs as risk appetite was boosted by lower interest rates and a “phase one” trade deal between the US and China. Corporate earnings also beat, albeit lowered, expectations. Growth stocks continued to outperform value stocks. Amid growing concerns that the pace of US growth was moderating, the US Federal Reserve (“Fed”) cut rates by 25 basis points, 0.25%, in July, its first reduction since 2008, followed by two further cuts in September and October. In December, the Fed signaled it would maintain its current policy throughout 2020. It also delivered an upbeat assessment of the US economy, saying that the current stance of monetary policy was “appropriate”, a change from October’s statement that referred to “uncertainties” in its outlook. The Fed indicated that it would keep rates on hold until there was a persistent move up in inflation or a deterioration in the global economic outlook.

Portfolio Review

Relative performance results were due to positive stock selection, while sector allocation was negative over the reporting period. Selections across the materials, consumer discretionary and energy sectors were the largest contributors and boosted relative returns. In contrast, holdings in the technology and utilities sectors failed to keep pace with benchmark shares and detracted from performance results. Within the benchmark, ten of the eleven GICS economic sectors advanced over the second half of 2019. The information technology sector was the top performer, while energy was the only sector to lose ground as oil prices remained mostly range bound. The Fund’s overweight exposure in energy detracted from relative returns, while an overweight in technology contributed to performance results during the six-month period.

Outlook

Going into 2020, equity market valuations appear to us to have positive news baked in, with the S&P’s forward price-to-earnings ratio multiple hovering over 19x, up from 15x at this time last year. Without the tailwind of continued multiple expansion, stocks will likely have to rely on earnings growth to continue the decade-long bull market, so advances will likely be muted compared to 2019’s gains. The good news is that the Fed has signaled that it will likely be on hold this year, which is positive for risk assets as a whole, and value equities more specifically. The consumer continues to be the pillar holding up the slow-but-steady economic expansion, and with low unemployment, clean consumer balance sheets and nascent signs of wage growth, we believe that should at least continue to be the case for the balance of 2020. In our opinion, the two factors that could throw a curveball into forecasts are a re-escalation of trade conflicts and the Presidential election. There is a wider divergence of outcomes between possible candidates this year than we have seen in several decades, meaning that as the likelihood of election outcomes shifts throughout the year, market volatility may be on the rise.

In the face of these uncertainties, slower returns and higher volatility, we believe the best strategy for investors is to focus on companies with stable earnings and clean balance sheets. Dividend payers at a reasonable price should also provide more predictable returns, as well as taking advantage of company-specific stories as a potential mean of enhancing returns. As active managers, we believe this approach will become critical in the current environment for clients seeking strong absolute returns and moderated volatility over the long term.

40	December 31, 2019 |	Semiannual Report

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Large-Cap Value Fund Class A	9.68%	24.60%	7.91%	10.79%	7.71%
AllianzGI NFJ Large-Cap Value Fund Class A (adjusted)	3.65%	17.75%	6.70%	10.17%	7.40%
AllianzGI NFJ Large-Cap Value Fund Class C	9.28%	23.66%	7.10%	9.96%	6.91%
AllianzGI NFJ Large-Cap Value Fund Class C (adjusted)	8.28%	22.66%	7.10%	9.96%	6.91%
AllianzGI NFJ Large-Cap Value Fund Class R	9.55%	24.28%	7.65%	10.52%	7.47%
AllianzGI NFJ Large-Cap Value Fund Class P	9.84%	24.88%	8.18%	11.07%	8.04%
AllianzGI NFJ Large-Cap Value Fund Institutional Class	9.88%	25.02%	8.29%	11.19%	8.14%
AllianzGI NFJ Large-Cap Value Fund Administrative Class	9.74%	24.70%	8.01%	10.91%	7.87%
Russell 1000 Value Index	8.86%	26.54%	8.29%	11.80%	7.24%
Lipper Large-Cap Value Funds Average	9.39%	26.10%	8.05%	10.87%	6.77%

* Cumulative return

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.12% for Class A shares, 1.87% for Class C shares, 1.37% for Class R shares, 0.87% for Class P shares, 0.77% for Institutional Class shares and 1.02% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through December 31, 2019

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31,
 2019)

Banks	13.4%

Oil, Gas & Consumable Fuels	10.3%

Insurance	5.7%

Pharmaceuticals	5.6%

Specialty Retail	4.6%

Capital Markets	4.2%

Equity Real Estate Investment Trusts (REITs)	3.8%

Aerospace & Defense	3.7%

Other	48.4%

Cash & Equivalents — Net	0.3%

Semiannual Report	| December 31, 2019	41

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,096.80	$1,092.80	$1,095.50	$1,098.40	$1,098.80	$1,097.40

Expenses Paid During Period	$5.90	$9.84	$7.22	$4.59	$4.06	$5.38

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,019.51	$1,015.74	$1,018.25	$1,020.76	$1,021.27	$1,020.01

Expenses Paid During Period	$5.69	$9.48	$6.95	$4.42	$3.91	$5.18

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Class A, 1.87 % for Class C, 1.37% for Class R, 0.87% for Class P, 0.77 % for Institutional Class and 1.02% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

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Semiannual Report	| December 31, 2019	43

Unaudited

AllianzGI NFJ Mid-Cap Value Fund

For the period July 1, 2019 through December 31, 2019, as provided by the Value Equity, US team.

Fund Insights

For the six-month period ended December 31, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Mid-Cap Value Fund (the “Fund”) returned 8.74%, outperforming the Russell Midcap Value Index (the “benchmark”), which returned 7.66%.

Market Overview

US equities posted double-digit gains in the second half of 2019, closing the year with the strongest annual returns since 2013. Despite a notable set-back in August, major indices hit a series of fresh highs as risk appetite was boosted by lower interest rates and a “phase one” trade deal between the US and China. Corporate earnings also beat, albeit lowered, expectations. Growth stocks continued to outperform value stocks. Amid growing concerns that the pace of US growth was moderating, the US Federal Reserve (“Fed”) cut rates by 25 basis points, 0.25%, in July, its first reduction since 2008, followed by two further cuts in September and October. In December, the Fed signaled it would maintain its current policy throughout 2020. It also delivered an upbeat assessment of the US economy, saying that the current stance of monetary policy was “appropriate”, a change from October’s statement that referred to “uncertainties” in its outlook. The Fed indicated that it would keep rates on hold until there was a persistent move up in inflation or a deterioration in the global economic outlook.

Portfolio Review

Relative performance results were due to positive stock selection. Sector positioning was also positive, albeit to a lesser degree. Selections across the health care, materials and industrials sectors were the largest contributors and boosted relative returns. In contrast, our financials and utilities holdings failed to keep pace with benchmark shares and detracted from performance results. Within the benchmark, ten of the eleven GICS economic sectors advanced over the second half of 2019. The consumer staples sector was the top performer, followed by the technology sector. Conversely, energy stocks lost ground as oil prices remained mostly range bound. The Fund’s overweight exposures in health care and consumer staples contributed to relative returns, while an underweight in real estate was the only significant detractor from a sector allocation standpoint during the six-month period.

Outlook

Going into 2020, equity market valuations appear to us to have positive news baked in, with the S&P’s forward price-to-earnings ratio multiple hovering over 19x, up from 15x at this time last year. Without the tailwind of continued multiple expansion, stocks will likely have to rely on earnings growth to continue the long bull market, so advances will likely be muted compared to 2019’s gains. The good news is that the Fed has signaled that it will likely be on hold this year, which is positive for risk assets as a whole, and value equities more specifically. The consumer continues to be the pillar holding up the slow-but-steady economic expansion, and with low unemployment, clean consumer balance sheets and nascent signs of wage growth, we believe that should at least continue to be the case for the balance of 2020. In our opinion, the two factors that could throw a curveball into forecasts are a re-escalation of trade conflicts and the Presidential election. There is a wider divergence of outcomes between possible candidates this year than we have seen in several decades, meaning that as the likelihood of election outcomes shifts throughout the year, market volatility may be on the rise.

In the face of these uncertainties, slower returns and higher volatility, we believe the best strategy for investors is to focus on companies with stable earnings and clean balance sheets. Dividend payers at a reasonable price should also provide more predictable returns, as well as taking advantage of company-specific stories as a potential mean of enhancing returns. As active managers, we believe this approach will become critical in the current environment for clients seeking strong absolute returns and moderated volatility over the long term.

44	December 31, 2019 |	Semiannual Report

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Mid-Cap Value Fund Class A	8.74%	28.97%	9.05%	11.71%	11.14%
AllianzGI NFJ Mid-Cap Value Fund Class A (adjusted)	2.75%	21.87%	7.82%	11.08%	10.95%
AllianzGI NFJ Mid-Cap Value Fund Class C	8.31%	28.00%	8.23%	10.88%	10.31%
AllianzGI NFJ Mid-Cap Value Fund Class C (adjusted)	7.32%	27.00%	8.23%	10.88%	10.31%
AllianzGI NFJ Mid-Cap Value Fund Class R	8.57%	28.63%	8.78%	11.43%	10.80%
AllianzGI NFJ Mid-Cap Value Fund Class P	8.82%	29.24%	9.32%	12.00%	11.43%
AllianzGI NFJ Mid-Cap Value Fund Institutional Class	8.93%	29.42%	9.43%	12.11%	11.54%
AllianzGI NFJ Mid-Cap Value Fund Class R6	8.93%	29.44%	9.50%	12.16%	11.60%
AllianzGI NFJ Mid-Cap Value Fund Administrative Class	8.77%	29.04%	9.16%	11.82%	11.29%
Russell Midcap Value Index	7.66%	27.06%	7.62%	12.41%	11.64%
Lipper Multi-Cap Value Funds Average	8.38%	25.04%	7.20%	10.46%	6.83%

* Cumulative return

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class C shares, 1.46% for Class R shares, 0.96% for Class P shares, 0.86% for Institutional Class shares, 0.81% for Class R6 shares and 1.11% for Administrative Class shares. These ratios do not include an expense reduction, contractually agree through at least August 31, 2020. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.24% for Class R shares, 0.74% for Class P shares, 0.64% for Institutional Class shares, 0.59% for Class R6 shares and 0.89% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through December 31, 2019

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors (as of December 31,
 2019)

Equity Real Estate Investment Trusts (REITs)	11.3%

Insurance	8.9%

Banks	7.1%

Oil, Gas & Consumable Fuels	5.1%

Capital Markets	5.0%

Hotels, Restaurants & Leisure	4.5%

IT Services	4.3%

Machinery	4.1%

Other	48.4%

Cash & Equivalents — Net	1.3%

Semiannual Report	| December 31, 2019	45

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,087.40	$1,083.10	$1,085.70	$1,088.20	$1,089.30	$1,089.30	$1,087.70

Expenses Paid During Period	$5.25	$9.16	$6.55	$3.94	$3.41	$3.15	$4.72

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,020.11	$1,016.34	$1,018.85	$1,021.37	$1,021.87	$1,022.12	$1,020.61

Expenses Paid During Period	$5.08	$8.87	$6.34	$3.81	$3.30	$3.05	$4.57

For each class of the Fund, expenses ( net of fee waiver) are equal to the annualized expense ratio for the class (1.00% for Class A, 1.75% for Class C, 1.25% for Class R, 0.75% for Class P, 0.65% for Institutional Class, 0.60% for Class R6 and 0.90% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

46	December 31, 2019 |	Semiannual Report

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Semiannual Report	| December 31, 2019	47

Unaudited

AllianzGI NFJ Small-Cap Value Fund

For the period July 1, 2019 through December 31, 2019, as provided by the Value Equity, US team.

Fund Insights

For the six-month period ended December 31, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Small-Cap Value Fund (the “Fund”) returned 8.46%, outperforming the Russell 2000 Value Index (the “benchmark”), which returned 7.87%.

Market Overview

US equities posted double-digit gains in the second half of 2019, closing the year with the strongest annual returns since 2013. Despite a notable set-back in August, major indices hit a series of fresh highs as risk appetite was boosted by lower interest rates and a “phase one” trade deal between the US and China. Corporate earnings also beat, albeit lowered, expectations. Growth stocks continued to outperform value stocks. Amid growing concerns that the pace of US growth was moderating, the US Federal Reserve (“Fed”) cut rates by 25 basis points, 0.25%, in July, its first reduction since 2008, followed by two further cuts in September and October. In December, the Fed signaled it would maintain its current policy throughout 2020. It also delivered an upbeat assessment of the US economy, saying that the current stance of monetary policy was “appropriate”, a change from October’s statement that referred to “uncertainties” in its outlook. The Fed indicated that it would keep rates on hold until there was a persistent move up in inflation or a deterioration in the global economic outlook.

Portfolio Review

Relative performance results were due to positive stock selection. Sector positioning was also positive, albeit to a lesser degree. Selections across the energy, consumer discretionary and industrials sectors were the largest contributors and boosted relative returns. In contrast, holdings in the technology and communication services sectors failed to keep pace with benchmark shares and detracted from performance results. Within the benchmark, nine of the eleven GICS economic sectors advanced over the second half of 2019. The information technology sector was the top performer, followed by the consumer staples and discretionary sectors. Conversely, the energy sector lost the most ground as oil prices remained mostly range bound. Communication services names also lagged. The Fund’s overweight in technology and underweight in communication services contributed to relative returns, while an underweight in consumer discretionary was the only significant detractor from a sector allocation standpoint during the trailing six-month period.

Outlook

Going into 2020, equity market valuations appear to us to have positive news baked in, with the S&P’s forward price-to-earnings ratio multiple hovering over 19x, up from 15x at this time last year. Without the tailwind of continued multiple expansion, stocks will likely have to rely on earnings growth to continue the decade-long bull market, so advances will likely be muted compared to 2019’s gains. The good news is that the Fed has signaled that it will likely be on hold this year, which is positive for risk assets as a whole, and value equities more specifically. The consumer continues to be the pillar holding up the slow-but-steady economic expansion, and with low unemployment, clean consumer balance sheets and nascent signs of wage growth, we believe that should at least continue to be the case for the balance of 2020. In our opinion, the two factors that could throw a curveball into forecasts are a re-escalation of trade conflicts and the Presidential election. There is a wider divergence of outcomes between possible candidates this year than we have seen in several decades, meaning that as the likelihood of election outcomes shifts throughout the year, market volatility may be on the rise.

In the face of these uncertainties, slower returns and higher volatility, we believe the best strategy for investors is to focus on companies with stable earnings and clean balance sheets. Dividend payers at a reasonable price should also provide more predictable returns, as well as taking advantage of company-specific stories as a potential mean of enhancing returns. As active managers, we believe this approach will become critical in the current environment for clients seeking strong absolute returns and moderated volatility over the long term.

48	December 31, 2019 |	Semiannual Report

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Small-Cap Value Fund Class A	8.46%	24.28%	4.39%	8.83%	10.58%
AllianzGI NFJ Small-Cap Value Fund Class A (adjusted)	2.49%	17.45%	3.21%	8.22%	10.36%
AllianzGI NFJ Small-Cap Value Fund Class C	8.05%	23.36%	3.63%	8.03%	9.76%
AllianzGI NFJ Small-Cap Value Fund Class C (adjusted)	7.07%	22.36%	3.63%	8.03%	9.76%
AllianzGI NFJ Small-Cap Value Fund Class R	8.39%	24.04%	4.14%	8.56%	10.27%
AllianzGI NFJ Small-Cap Value Fund Class P	8.62%	24.65%	4.65%	9.10%	10.90%
AllianzGI NFJ Small-Cap Value Fund Institutional Class	8.74%	24.79%	4.78%	9.25%	11.03%
AllianzGI NFJ Small-Cap Value Fund Class R6	8.77%	24.85%	4.84%	9.31%	11.08%
AllianzGI NFJ Small-Cap Value Fund Administrative Class	8.55%	24.45%	4.53%	8.99%	10.71%
Russell 2000 Value Index	7.87%	22.39%	6.99%	10.56%	10.82%
Lipper Small-Cap Core Funds Average	6.74%	23.81%	6.90%	10.77%	8.33%

* Cumulative return

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.27% for Class A shares, 2.02% for Class C shares, 1.52% for Class R shares, 1.02% for Class P shares, 0.92% for Institutional Class shares, 0.87% for Class R6 shares and 1.17% for Administrative Class Shares. These ratios do not include an expense reduction, contractually agreed through at least August 31, 2020. The Fund’s expense ratios net of this reduction are 1.17% for Class A shares, 1.92% for Class C shares, 1.42% for Class R shares, 0.92% for Class P shares, 0.82% for Institutional Class shares, 0.77% for Class R6 shares and 1.07% for Administrative Class Shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplement from time to time.

Cumulative Returns Through December 31, 2019

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2019)

Banks	16.9%

Equity Real Estate Investment Trusts (REITs)	8.7%

Insurance	5.8%

Oil, Gas & Consumable Fuels	5.1%

Thrifts & Mortgage Finance	4.6%

Machinery	4.2%

Hotels, Restaurants & Leisure	3.8%

Electronic Equipment, Instuments & Components	3.7%

Other	47.4%

Cash & Equivalents — Net	–0.2%

Semiannual Report	| December 31, 2019	49

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,084.60	$1,080.50	$1,083.90	$1,086.20	$1,087.40	$1,087.70	$1,085.50

Expenses Paid During Period	$6.18	$10.09	$7.49	$4.88	$4.36	$4.09	$5.66

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,019.20	$1,015.43	$1,017.95	$1,020.46	$1,020.96	$1,021.22	$1,019.71

Expenses Paid During Period	$5.99	$9.78	$7.25	$4.72	$4.22	$3.96	$5.48

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.18% for Class A, 1.93% for Class C, 1.43% for Class R, 0.93% for Class P, 0.83% for Institutional Class , 0.78% for Class R6 and 1.08% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366. These expenses do not include the expenses of the investment companies in which the Fund invests,which are indirectly borne by Fund shareholders.

50	December 31, 2019 |	Semiannual Report

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Semiannual Report	| December 31, 2019	51

Unaudited

AllianzGI Small-Cap Fund

For the period of July 1, 2019 through December 31, 2019, as provided by Kunal Ghosh, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2019, the Class A Shares at net asset value (“NAV”) of the AllianzGI Small-Cap Fund (the “Fund”) returned 5.23%, underperforming the Russell 2000 Index (the “benchmark”), which returned 7.30%.

Market Overview

Global equities overcame a sharp set-back in August 2019 to deliver robust gains over the second half of 2019. The rally meant many equity markets recorded their strongest annual gains in several years, with many markets closing the year at or near fresh/multi-month highs. Sentiment was lifted by a plethora of interest rate cuts across the developed and developing world, better-than-expected corporate earnings and optimism over a “phase one” trade deal between the US and China. The Russell 2000, which is representative of US small cap equities, underperformed the Russell 1000 large cap index by 3.3%. Within the small cap universe, growth slightly outperformed value.

Portfolio Review

Security selection was the primary detractor, while sector allocation was modestly offsetting. Stock picking was most negative in health care. This was primarily due to the Fund’s underweight to early stage biopharma companies, which had outsized returns due to a handful of positive binary events. Real estate and consumer discretionary sectors were also detractors. Positive selections in the information technology, energy and communication services sectors were partially offsetting.

A top contributor, Model N, Inc., is a cloud software company with a focus on revenue management solutions for the life sciences industry and was a top contributor over the period. The stock rallied after the company reported better-than-expected earnings and raised guidance. The largest relative detractor was surgical implant provider RTI Surgical Holdings, Inc. whose stock traded lower on disappointing earnings and lowered guidance.

At the end of the period, the Fund was positioned with overweight allocations to the consumer staples, health care and utilities sectors. Real estate was the largest underweight position in the Fund, followed by the materials and energy sectors.

Outlook

Looking forward into 2020, we expect a moderate to slow level of growth for the US economy. Leading economic indicators continue to signal benign conditions and employment numbers remain solid. Key manufacturing and service surveys have been softer recently but the positive developments on the US-China trade front should be supportive. The phase one trade deal has been received as a positive development, removing a measure of uncertainty for future corporate capital investments. The deal outlined agricultural purchases, as well as the suspension and rollback of tariffs. Phases two and three will focus on intellectual property and technology transfer. From a global monetary policy perspective, 49 central banks around the world cut rates 71 times in 2019. We believe that this synchronized global easing should stabilize investor appetite for risk assets. From a valuation perspective, small caps continue to trade at a discount relative to large cap stocks that has not been seen since the early 2000s, which was the start of a multi-year outperformance cycle of small caps above large caps.

The Fund combines three unique small-cap strategies in one investment, including a quantitative core, a fundamental growth and a managed volatility sleeve. Each individual small-cap sleeve is managed independently as a standalone portfolio by its respective portfolio management team, providing investors with access to a wide range of small-cap strategies in a single investment. We believe the Fund provides diversification benefits and may help reduce overall portfolio volatility through the combination of three separately managed small-cap portfolios.

52	December 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2019

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Small-Cap Fund Class A	5.23%	23.92%	9.00%	10.29%
AllianzGI Small-Cap Fund Class A (adjusted)	–0.55%	17.10%	7.77%	9.34%
AllianzGI Small-Cap Fund Class C	4.87%	23.00%	8.18%	9.48%
AllianzGI Small-Cap Fund Class C (adjusted)	3.87%	22.00%	8.18%	9.48%
AllianzGI Small-Cap Fund Class P	5.35%	24.22%	9.27%	10.57%
AllianzGI Small-Cap Fund Institutional Class	5.46%	24.35%	9.39%	10.68%
AllianzGI Small-Cap Fund Class R6	5.43%	24.38%	9.43%	10.73%
Russell 2000 Index	7.30%	25.52%	8.23%	9.86%
Lipper Small-Cap Core Funds Average	6.74%	23.81%	6.90%	8.81%

* Cumulative return

† The Fund began operations on 7/1/13. Benchmark performance comparison began on 7/1/13. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.29% for Class A shares, 2.04% for Class C shares, 1.04% for Class P shares, 0.94% for Institutional Class shares and 0.89% for Class R6 shares. Theses ratios do not include an expense reduction, contractually agreed through at least August 31, 2020. The Fund’s expense ratios net of this reduction are 1.19% for Class A shares, 1.94% for Class C shares, 0.94% for Class P shares, 0.84% for Institutional Class shares and 0.79% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through December 31, 2019

The Fund began operations on 7/1/13. Benchmark performance comparisons began on 7/1/13.

Industry/Sectors (as of December 31, 2019)

Software	5.6%

Thrifts & Mortgage Finance	5.5%

Healthcare Equipment & Supplies	5.1%

Life Sciences Tools & Services	4.7%

Biotechnology	4.7%

Food Products	3.7%

HealthCare Providers & Services	3.7%

Mortgage Real Estate Investment Trusts (REITS)	3.5%

Other	61.8%

Cash & Equivalents — Net	1.7%

Semiannual Report	| December 31, 2019	53

Unaudited

AllianzGI Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,052.30	$1,048.70	$1,053.50	$1,054.60	$1,054.30

Expenses Paid During Period	$6.04	$9.89	$4.75	$4.23	$3.98

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,019.25	$1,015.48	$1,020.51	$1,021.01	$1,021.27

Expenses Paid During Period	$5.94	$9.73	$4.67	$4.17	$3.91

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.17% for Class A, 1.92% for Class C, 0.92% for Class P, 0.82% for Institutional Class and 0.77% for Class R6), multiplied by the average account value over the period, multiplied by 184 /366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Unaudited

AllianzGI Technology Fund

For the period of July 1, 2019 to December 31, 2019, as provided by Huachen Chen, CFA and Walter C. Price, Jr., CFA, Senior Portfolio Managers.

Fund Insights

For the six-month period ended December 31, 2019, the Class A Shares at net asset value (“NAV”) of the AllianzGI Technology Fund (the “Fund”) returned 3.20%, underperforming the benchmark, the S&P North American Technology Sector Index (the “benchmark”), which returned 13.27%.

Market Overview

Global equities overcame a sharp set-back in August to deliver robust gains over the second half of 2019, with many markets closing the year at or near fresh/multi-month highs. Sentiment was lifted by a plethora of interest rate cuts across the developed and developing world, better-than-expected corporate earnings and optimism over a “phase one” trade deal between the US and China. At a sector level, technology stocks were the standout performers, helped by a rebound in semiconductor manufacturers. Energy was the only sector to retreat as oil prices remained mostly range bound, despite some year-end strength.

While the broad technology sector delivered strong gains, there was a wide divergence within the sector as high growth, high valuation stocks were sharply sold in favor of cyclical and value technology stocks.

Apple drove strong returns in the hardware segment as the company’s iPhone averted additional tariffs with the phase one US-China trade deal. Semiconductor stocks also benefitted from the phase one trade deal along with signs of firming demand conditions with tight inventories. Software stocks lagged mostly due to the shift in sentiment as fundamentals remain quite strong.

Portfolio Review

The Fund’s relative performance was negatively impacted by the sharp rotation from high growth stocks to value and cyclical stocks. The Fund was overweight in higher growth stocks — mostly cloud and software as a service (“SaaS”) companies. Meanwhile, the Fund was underweight in the cyclical segments of technology with a large underweight to Apple.

At the holdings level, the largest detractors from relative performance included underweight positions to Apple and Alphabet (Google), as well as overweight positions in high growth software companies such as Twilio, Zscaler, and Okta. Apple dramatically outperformed the technology sector due to improved trade sentiment, strong growth within its services business, and share repurchases. Despite the sharp sell-off in high growth stocks, we believe the fundamentals remain strong for many of these companies.

Conversely, the Fund’s overweight positions in Advanced Micro Devices, RingCentral, and Taiwan Semiconductors contributed to relative performance. Additionally, performance benefited from underweight positions in Cisco Systems and Amazon.

The core of our investment process is the identification of major themes impacting the technology sector and investing in the primary beneficiaries/drivers of these trends. We maintain our conviction in the core secular growth names in our portfolio, but we are also attentive to present market conditions and valuations.

Outlook

In our view, the technology sector continues to benefit from strong tailwinds which should continue to drive attractive long term appreciation. Digital transformation is the top priority for many companies across the economy, as these technologies are increasingly becoming critical drivers of growth, productivity, and competitive positioning. This transition is a multi-year process, and we believe we are still in the fairly early stages. For the semiconductors and hardware segments, we believe the environment will remain mixed as companies work through production and inventory adjustments amid the trade conflict between the US and China. We believe that from a fundamental perspective, these companies are much stronger after years of consolidation, and we expect growth to reaccelerate in 2020. We maintain exposure to companies that we believe will benefit from secular growth themes. Despite periods of volatility driven by geopolitical uncertainty, we expect the broad technology sector to see attractive growth in the future.

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Unaudited

AllianzGI Technology Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Technology Fund Class A	3.20%	28.86%	16.94%	16.34%	14.06%
AllianzGI Technology Fund Class A (adjusted)	–2.48%	21.78%	15.63%	15.68%	13.80%
AllianzGI Technology Fund Class C	2.82%	27.91%	16.07%	15.48%	13.21%
AllianzGI Technology Fund Class C (adjusted)	2.04%	26.94%	16.07%	15.48%	13.21%
AllianzGI Technology Fund Class P	3.35%	29.19%	17.24%	16.63%	14.43%
AllianzGI Technology Fund Institutional Class	3.38%	29.31%	17.35%	16.75%	14.55%
AllianzGI Technology Fund Administrative Class	3.27%	29.01%	17.06%	16.46%	14.27%
S&P North American Technology Sector Index	13.27%	42.68%	20.34%	17.55%	11.54%
NASDAQ Composite Index	12.67%	36.69%	14.93%	16.05%	10.08%
Lipper Global Science & Technology Funds Average	10.79%	38.58%	17.99%	15.70%	10.02%

* Cumulative return

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.56% for Class A shares, 2.31% for Class C shares, 1.31% for Class P shares, 1.21% for Institutional Class shares and 1.46% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through December 31, 2019

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of December 31,
 2019)

Software	30.7%

Semiconductors & Semiconductor Equipment	21.3%

IT Services	20.2%

Interactive Media & Services	11.6%

Technology Hardware, Storage & Peripherals	5.8%

Entertainment	3.2%

Internet & Direct Marketing Retail	2.8%

Other	1.3%

Securities Sold Short*	–0.0%

Cash & Equivalents — Net	3.1%

*	Table below details the industry allocation for securities sold short

Industry/Sectors - Securities Sold Short

IT Services	–0.0%

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AllianzGI Technology Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,032.00	$1,028.20	$1,033.50	$1,033.80	$1,032.70

Expenses Paid During Period	$8.02	$11.83	$6.75	$6.24	$7.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Administrative Class

Beginning Account Value (7/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (12/31/19)	$1,017.24	$1,013.47	$1,018.50	$1,019.00	$1,017.75

Expenses Paid During Period	$7.96	$11.74	$6.70	$6.19	$7.46

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.57% for Class A, 2.32% for Class C, 1.32% for Class P, 1.22% for Institutional Class and 1.47% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Important Information

Share Class (A/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following Funds is the Institutional share class, and the Class A and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Small-Cap Value (1/97), AllianzGI Mid-Cap (2/02), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Natural Resources (3/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for the following Funds is C, and the A shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (2/91) and AllianzGI Focused Growth (10/90). The oldest share class for AllianzGI Health Sciences was the D share class, and the A and C shares were first offered in 2/02. For AllianzGI NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. For AllianzGI Small-Cap, A and C shares were each first offered in 7/13. For the AllianzGI Income & Growth Fund, Class A and Class C shares were first offered simultaneously with Institutional shares in 2/07.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AllianzGI NFJ Dividend Value/Institutional and Administrative, AllianzGI NFJ Mid-Cap Value/C, AllianzGI NFJ Small-Cap Value/Institutional, AllianzGI Focused Growth/C and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI NFJ Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09. The oldest share classes for AllianzGI Income & Growth are the Institutional, Class A and Class C share classes and the Fund first offered Class R shares in 2/11.

Share Class (P)

Class P shares were launched in July 2008, except for Class P shares of AllianzGI NFJ Mid-Cap Value Fund, which were launched February 28, 2011, Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012, and Class P shares of AllianzGI Small-Cap, which were launched July 1, 2013.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (4/88) and AllianzGI Focused Growth (3/99). The oldest share class for the AllianzGI Health Sciences Fund was the D share class, and the Institutional share class was first offered in 12/14. The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ International Value (5/10), AllianzGI NFJ Large-Cap Value (9/06), AllianzGI NFJ Small-Cap Value (11/95), AllianzGI Technology (3/05) and AllianzGI Mid-Cap (2/02).

Share Class (R6)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following funds is the Institutional class and Class R6 shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Emerging Markets Opportunities (12/15), AllianzGI NFJ Dividend Value (12/13), AllianzGI NFJ International Value (12/13), AllianzGI NFJ Small-Cap Value (12/13), AllianzGI NFJ Mid Cap Value (12/17) and AllianzGI Small-Cap (8/18). For AllianzGI Focused Growth, Class C is the oldest share class and Class R6 shares were first offered in 12/15.

Returns shown in the “Fund Summaries” section of this report measure performance from the inception of the oldest share class to the present; therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the fees and expenses paid by the newer class. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return tables for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The tables reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark index cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

“Cash & Equivalents — Net” in the Allocation Summaries may be comprised of cash, repurchase agreements, U.S. Treasury Bills, options purchased, options written and other assets net of other liabilities including net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts and swap agreements, as applicable.

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Proxy Voting

Allianz Global Investors U.S. LLC (the “Investment Adviser”) has adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Investment Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes), on the Allianz Global Investors Distributors LLC website at us.allianzgi.com, and on the Securities and Exchange Commission (the “SEC”) Website at http://www.sec.gov.

Form N-PORT

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-PORT for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-PORT, when available, will be provided without charge, upon request, by calling 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Trust’s Statement of Additional Information. The Investment Adviser will post each Fund’s holdings information on the Fund’s website at us.allianzgi.com. Each Fund’s website will contain a complete schedule of portfolio holdings as of the relevant month end. The information will be posted on the website approximately thirty (30) calendar days after the relevant month’s end. Portfolio holdings information for each Fund will remain accessible on its website until the Trust files its Form N-CSR, or Form N-PORT (for the last month of the Fund’s first or third fiscal quarters), with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of the portfolio holdings are subject to change without notice.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semi-Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on

$1,000.00 invested at the beginning and held for the entire period of July 1, 2019 through December 31, 2019.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the Trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality. Presentations of credit ratings information in this report use ratings provided by S&P Global Ratings (“S&P”), because of among other reasons, the access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as “NR” or “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily.

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Important Information (cont’d)

Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, the Investment Adviser develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All of the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return tables and Cumulative Returns charts, Shareholder Expense Examples and Allocation/Credit Ratings Summaries are unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Bloomberg Barclays US Aggregate Bond Index	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and US dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays US Credit Index	The Bloomberg Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays US Government Bond Index	The Bloomberg Barclays US Government Bond Index is the US Government component of the US Government/Credit Index. It includes US Dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures (securities issued by US government owned or government sponsored entities) and debt explicitly guaranteed by the US government.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield and Emerging Markets (EM) Hard Currency High Yield Indices.

ICE BofA US Convertible Index	The ICE BofA US Convertible Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

ICE BofA US High Yield Master II Index	The ICE BofA US High Yield Master II Index is an unmanaged index consisting of US dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

Chicago Board Options Exchange (CBOE) Volatility Index (VIX)	The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

MSCI AC World Index ex USA (Also known as MSCI ACWI ex USA Index)	The MSCI AC World Index ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across the Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Energy Index	The MSCI World Energy Index is designed to capture the large and mid-cap segments across Developed Markets countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard.

MSCI World Health Care Index	The MSCI World Health Care Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Materials Index	The MSCI World Materials Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Materials sector as per the Global Industry Classification Standard.

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Benchmark Descriptions (cont’d)

Index	Description
MSCI World Small-Cap Index	The MSCI World Small-Cap Index captures small-cap representation across Developed Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

NASDAQ Composite Index	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market.

Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest US companies based on total market capitalization.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index	The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index	The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the US equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

S&P North American Technology Sector Index	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology and internet-related stocks.

64	December 31, 2019 |	Semiannual Report

Schedule of Investments

December 31, 2019 (Unaudited)

AllianzGI Emerging Markets Opportunities Fund

	Shares	Value

Common Stock—96.5%

Brazil—4.8%
Ambev S.A.	787,000	$3,663,705
Banco BTG Pactual S.A. UNIT	104,400	1,983,180
Banco do Brasil S.A.	134,800	1,779,160
Cia de Saneamento Basico do Estado de Sao Paulo ADR	251,900	3,791,095
IRB Brasil Resseguros S.A.	164,400	1,597,134
Porto Seguro S.A.	144,676	2,261,885
Qualicorp Consultoria e Corretora de Seguros S.A.	285,300	2,640,900

		17,717,059

China—31.4%
Alibaba Group Holding Ltd. ADR (d)	70,200	14,889,420
Anhui Conch Cement Co., Ltd., Class H	1,922,000	14,003,937
China Merchants Bank Co., Ltd., Class H	1,514,000	7,783,668
China Telecom Corp., Ltd., Class H	3,288,000	1,354,619
CNOOC Ltd.	2,593,000	4,311,717
Daqin Railway Co., Ltd., Class A	1,429,900	1,686,226
Gemdale Corp., Class A	1,266,770	2,638,237
Industrial & Commercial Bank of China Ltd., Class H	5,128,000	3,956,398
Jiangsu Expressway Co., Ltd., Class H	1,052,000	1,441,576
Kweichow Moutai Co., Ltd., Class A	24,900	4,237,414
Lenovo Group Ltd.	10,796,000	7,250,088
New Oriental Education & Technology Group, Inc. ADR (d)	29,300	3,552,625
Ping An Bank Co., Ltd., Class A	1,584,093	3,748,083
Ping An Insurance Group Co. of China Ltd., Class H	206,000	2,437,693
RiseSun Real Estate Development Co., Ltd., Class A	1,191,852	1,683,532
Tencent Holdings Ltd.	385,200	18,557,443
Tsingtao Brewery Co., Ltd., Class A	824,964	6,047,701
Weichai Power Co., Ltd., Class H	3,831,000	8,086,185
Wuliangye Yibin Co., Ltd., Class A	194,179	3,716,097
Yum China Holdings, Inc.	60,300	2,895,003
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	3,677,400	3,082,555

		117,360,217

Hong Kong—0.5%
Link REIT	183,500	1,943,994

India—7.7%
Bajaj Finance Ltd.	67,154	3,986,110
HDFC Asset Management Co., Ltd.	54,166	2,428,750
HDFC Bank Ltd. ADR	197,000	12,483,890

	Shares	Value
Hindustan Petroleum Corp., Ltd.	650,827	$2,407,304
Hindustan Unilever Ltd.	107,657	2,901,250
REC Ltd.	685,068	1,373,836
Tech Mahindra Ltd.	305,213	3,259,595

		28,840,735

Indonesia—1.2%
Bank Central Asia Tbk PT	1,906,100	4,584,182

Korea (Republic of)—13.5%
Kia Motors Corp.	259,313	9,903,296
LG Electronics, Inc.	63,402	3,938,352
Partron Co., Ltd.	156,097	1,778,814
Samsung Electronics Co., Ltd.	399,552	19,253,150
Shinhan Financial Group Co., Ltd.	122,252	4,583,569
SK Hynix, Inc.	135,638	11,032,487

		50,489,668

Mexico—1.7%
Grupo Financiero Banorte S.A.B de C.V., Class O	1,136,000	6,347,661

Russian Federation—8.6%
Alrosa PJSC (b)(c)	734,500	997,275
Lukoil PJSC ADR	169,563	16,737,564
MMC Norilsk Nickel PJSC ADR	467,460	14,252,855

		31,987,694

South Africa—3.1%
AngloGold Ashanti Ltd. ADR	198,000	4,423,320
Gold Fields Ltd. ADR	358,300	2,364,780
Impala Platinum Holdings Ltd. (d)	229,769	2,347,628
Kumba Iron Ore Ltd.	26,922	800,991
MTN Group Ltd.	300,523	1,771,626

		11,708,345

Taiwan—16.5%
Cathay Financial Holding Co., Ltd.	668,000	948,474
Compeq Manufacturing Co., Ltd.	3,648,000	5,500,991
CTBC Financial Holding Co., Ltd.	1,268,000	948,644
Hon Hai Precision Industry Co., Ltd.	2,147,000	6,512,955
Nanya Technology Corp.	652,000	1,824,680
Radiant Opto-Electronics Corp.	968,000	3,875,750
Sino-American Silicon Products, Inc.	572,000	1,899,862
Taiwan Semiconductor Manufacturing Co., Ltd.	2,236,000	24,747,655
Uni-President Enterprises Corp.	1,188,000	2,946,035
Unimicron Technology Corp.	1,402,000	1,975,501
United Microelectronics Corp.	10,045,000	5,504,153
Zhen Ding Technology Holding Ltd.	1,013,000	4,860,448

		61,545,148

Thailand—5.0%
Advanced Info Service PCL (b)(c)	1,382,200	9,814,784

	Shares	Value
Charoen Pokphand Foods PCL (b)(c)	7,963,400	$7,300,337
Land & Houses PCL (b)(c)	4,408,300	1,441,794

		18,556,915

Turkey—1.4%
KOC Holding AS	278,300	951,087
Turkiye Is Bankasi AS (d)	3,907,994	4,208,642

		5,159,729

United States—1.1%
AutoZone, Inc. (d)	3,500	4,169,585

Total Common Stock (cost—$299,513,359)		360,410,932

Preferred Stock—2.8%

Brazil—2.8%
Banco Bradesco S.A.	259,020	2,340,819
Banco do Estado do Rio Grande do Sul S.A., Class B	260,900	1,410,283
Cia Paranaense de Energia	381,500	6,579,377

Total Preferred Stock (cost—$6,236,524)		10,330,479

	Principal Amount (000s)

Repurchase Agreements—0.2%
State Street Bank and Trust Co., dated 12/31/19, 0.25%, due 1/2/20, proceeds $870,012; collateralized by U.S. Treasury Bonds, 2.50%, due 2/15/46, valued at $888,620 including accrued interest
(cost—$870,000)	$870	870,000

Total Investments (cost—$306,619,883) (a)—99.5%		371,611,411

Other assets less liabilities—0.5%		1,811,734

Net Assets—100.0%		$373,423,145

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $262,019,828, representing 70.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $19,554,190, representing 5.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	65

Schedule of Investments

December 31, 2019 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	14.5%
Semiconductors & Semiconductor Equipment	13.1%
Technology Hardware, Storage & Peripherals	7.1%
Metals & Mining	6.7%
Oil, Gas & Consumable Fuels	6.3%
Electronic Equipment, Instruments & Components	5.5%
Interactive Media & Services	5.0%
Beverages	4.7%
Internet & Direct Marketing Retail	4.0%
Construction Materials	3.7%
Wireless Telecommunication Services	3.1%
Machinery	3.0%
Food Products	2.7%
Automobiles	2.7%
Insurance	1.9%
Electric Utilities	1.8%
Real Estate Management & Development	1.5%
Capital Markets	1.2%
Specialty Retail	1.1%
Consumer Finance	1.1%
Household Durables	1.1%
Water Utilities	1.0%
Diversified Consumer Services	0.9%
IT Services	0.9%
Household Products	0.8%
Hotels, Restaurants & Leisure	0.8%
Healthcare Providers & Services	0.7%
Equity Real Estate Investment Trusts (REITs)	0.5%
Road & Rail	0.4%
Transportation Infrastructure	0.4%
Diversified Financial Services	0.4%
Diversified Telecommunication Services	0.4%
Industrial Conglomerates	0.3%
Repurchase Agreements	0.2%
Other assets less liabilities	0.5%

100.0%

AllianzGI Focused Growth Fund

	Shares	Value

Common Stock—98.9%

Aerospace & Defense—3.0%
Lockheed Martin Corp.	80,722	$31,431,532

Biotechnology—1.8%
Exact Sciences Corp. (a)	93,910	8,684,797
Vertex Pharmaceuticals, Inc. (a)	45,905	10,050,900

		18,735,697

Capital Markets—3.6%
MSCI, Inc.	61,500	15,878,070
S&P Global, Inc.	76,760	20,959,318

		36,837,388

Construction Materials—2.1%
Vulcan Materials Co.	153,715	22,133,423

Entertainment—1.4%
Roku, Inc. (a)	109,445	14,654,685

Equity Real Estate Investment Trusts (REITs)—1.1%
American Tower Corp.	51,525	11,841,475

Healthcare Equipment & Supplies—6.6%
Boston Scientific Corp. (a)	467,580	21,143,968
DexCom, Inc. (a)	113,335	24,790,898
Insulet Corp. (a)	79,530	13,615,536
Tandem Diabetes Care, Inc. (a)	146,550	8,735,845

		68,286,247

Healthcare Providers & Services—2.0%
Anthem, Inc.	68,030	20,547,101

Hotels, Restaurants & Leisure—1.1%
Chipotle Mexican Grill, Inc. (a)	13,600	11,384,696

Industrial Conglomerates—2.1%
General Electric Co.	1,970,585	21,991,729

Insurance—1.1%
Progressive Corp.	155,005	11,220,812

Interactive Media & Services—7.9%
Alphabet, Inc., Class A (a)	9,110	12,201,843
Facebook, Inc., Class A (a)	291,640	59,859,110
Tencent Holdings Ltd. ADR	207,815	9,977,198

		82,038,151

Internet & Direct Marketing Retail—3.3%
Amazon.com, Inc. (a)	18,702	34,558,304

IT Services—14.7%
EPAM Systems, Inc. (a)	107,250	22,754,160
Mastercard, Inc., Class A	140,795	42,039,979
Okta, Inc. (a)	42,635	4,918,800
PayPal Holdings, Inc. (a)	226,990	24,553,508
Twilio, Inc., Class A (a)	97,245	9,557,239
Visa, Inc., Class A	260,005	48,854,939

		152,678,625

Life Sciences Tools & Services—1.6%
Agilent Technologies, Inc.	191,555	16,341,557

Media—2.2%
Comcast Corp., Class A	503,045	22,621,934

Multi-Line Retail—0.8%
Dollar General Corp.	49,585	7,734,268

	Shares	Value

Personal Products—1.0%
Estee Lauder Cos., Inc., Class A	50,660	$10,463,316

Pharmaceuticals—6.5%
AstraZeneca PLC ADR	557,965	27,820,135
Bristol-Myers Squibb Co.	216,040	13,867,607
Zoetis, Inc.	191,180	25,302,673

		66,990,415

Road & Rail—2.7%
Union Pacific Corp.	151,745	27,433,979

Semiconductors & Semiconductor Equipment—6.7%
Broadcom, Inc.	103,040	32,562,701
Lam Research Corp.	72,485	21,194,614
ON Semiconductor Corp. (a)	661,160	16,119,081

		69,876,396

Software—12.5%
Microsoft Corp.	610,820	96,326,314
Salesforce.com, Inc. (a)	113,300	18,427,112
ServiceNow, Inc. (a)	52,835	14,916,377

		129,669,803

Specialty Retail—6.5%
Burlington Stores, Inc. (a)	112,350	25,619,171
Lowe’s Cos., Inc.	217,205	26,012,471
O’Reilly Automotive, Inc. (a)	36,655	16,064,420

		67,696,062

Technology Hardware, Storage & Peripherals—6.6%
Apple, Inc.	234,560	68,878,544

Total Common Stock (cost-$634,364,065)		1,026,046,139

	Principal Amount (000s)

Repurchase Agreements—1.4%
State Street Bank and Trust Co., dated 12/31/19, 0.25%, due 1/2/20, proceeds $14,402,200; collateralized by U.S. Treasury Bonds, 2.50%, due 5/15/46, valued at $14,690,995 including accrued interest
(cost—$14,402,000)	$14,402	14,402,000

Total Investments (cost—$648,766,065)— 100.3%		1,040,448,139

Liabilities in excess of other assets—(0.3)%		(3,304,750)

Net Assets—100.0%		$1,037,143,389

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

66	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2019 (Unaudited)

AllianzGI Global Natural Resources Fund

	Shares	Value

Common Stock—98.2%

Australia—4.5%
BHP Group Ltd.	13,947	$381,901
Woodside Petroleum Ltd.	2,812	67,990

		449,891

Belgium—0.5%
Umicore S.A.	1,023	49,855

Bermuda—0.4%
Golar LNG Ltd.	2,960	42,091

Canada—7.8%
Canadian Natural Resources Ltd.	3,416	110,486
First Quantum Minerals Ltd.	14,452	146,573
Lundin Mining Corp.	18,443	110,213
Nutrien Ltd.	1,285	61,521
Suncor Energy, Inc.	4,993	163,646
TC Energy Corp.	1,849	98,477
Teck Resources Ltd., Class B	4,958	85,984

		776,900

Chile—0.4%
Sociedad Quimica y Minera de Chile S.A. ADR	1,290	34,430

Denmark—0.9%
Orsted A/S (a)	827	85,532

Finland—1.1%
Neste Oyj	3,080	107,169

France—5.0%
Air Liquide S.A.	1,235	175,087
Total S.A.	5,707	316,684

		491,771

Ireland—0.7%
CRH PLC	1,660	66,951

Israel—0.3%
SolarEdge Technologies, Inc. (c)	340	32,331

Japan—3.8%
NEC Corp.	1,400	57,938
Oji Holdings Corp.	8,600	46,509
Shin-Etsu Chemical Co., Ltd.	900	98,976
SMC Corp.	100	45,731
Sumitomo Metal Mining Co., Ltd.	2,100	67,620
Taiheiyo Cement Corp.	2,000	58,706

		375,480

Korea (Republic of)—0.5%
Samsung SDI Co., Ltd.	235	47,873

Norway—1.0%
Equinor ASA	5,130	102,304

Peru—0.4%
Southern Copper Corp.	850	36,108

United Kingdom—9.9%
Antofagasta PLC	3,100	37,534
BP PLC	35,412	222,770
Rio Tinto PLC	4,679	276,973
Royal Dutch Shell PLC, Class A	5,044	149,374
Royal Dutch Shell PLC, Class B	6,075	180,329
TechnipFMC PLC	5,500	117,920

		984,900

United States—61.0%
Air Products & Chemicals, Inc.	950	223,241
AMETEK, Inc.	655	65,330
Axalta Coating Systems Ltd. (c)	1,700	51,680

	Shares	Value
Baker Hughes Co.	4,170	$106,877
Ball Corp.	1,530	98,945
Chart Industries, Inc. (c)	1,010	68,165
Chevron Corp.	4,100	494,091
Concho Resources, Inc.	1,210	105,960
ConocoPhillips	4,340	282,230
Continental Resources, Inc.	1,830	62,769
Devon Energy Corp.	1,795	46,616
Diamondback Energy, Inc.	1,120	104,003
Dow, Inc.	2,545	139,288
Eaton Corp. PLC	645	61,094
Ecolab, Inc.	1,060	204,569
Enphase Energy, Inc. (c)	965	25,215
EOG Resources, Inc.	2,305	193,067
Exxon Mobil Corp.	8,865	618,600
First Solar, Inc. (c)	600	33,576
FMC Corp.	1,240	123,777
Freeport-McMoRan, Inc.	9,790	128,445
Hess Corp.	1,525	101,885
Itron, Inc. (c)	570	47,852
Kansas City Southern	655	100,320
Kinder Morgan, Inc.	6,515	137,923
Linde PLC	1,445	307,641
LyondellBasell Industries NV, Class A	1,480	139,830
Marathon Petroleum Corp.	2,665	160,566
Noble Energy, Inc.	3,885	96,503
Occidental Petroleum Corp.	3,295	135,787
ONEOK, Inc.	1,820	137,719
Parsley Energy, Inc., Class A	1,995	37,726
Phillips 66	1,370	152,632
Pioneer Natural Resources Co.	1,173	177,557
Schlumberger Ltd.	7,125	286,425
Sherwin-Williams Co.	165	96,284
SM Energy Co.	3,305	37,148
Sunrun, Inc. (c)	2,125	29,346
Transocean Ltd. (c)	7,890	54,283
Union Pacific Corp.	575	103,954
Valero Energy Corp.	1,825	170,911
Vulcan Materials Co.	665	95,753
Williams Cos., Inc.	5,875	139,355
WPX Energy, Inc. (c)	4,520	62,105

		6,047,043

Total Common Stock (cost—$9,038,587)		9,730,629

Exchange-Traded funds—3.3%
Invesco Solar	6,335	195,118
VanEck Vectors Gold Miners	4,620	135,274

Total Exchange-Traded Funds (cost—$281,689)		330,392

Total Investments (cost—$9,320,276) (b)—101.5%		10,061,021

Liabilities in excess of other assets—(1.5)%		(148,059)

Net Assets—100.0%		$9,912,962

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $85,532, representing 0.9% of net assets.

(b) Securities with an aggregate value of $2,451,105, representing 24.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	50.6%
Chemicals	17.2%
Metals & Mining	12.8%
Energy Equipment & Services	5.7%
Exchange-Traded Funds	3.3%
Construction Materials	2.2%
Road & Rail	2.1%
Electrical Equipment	1.6%
Machinery	1.1%
Containers & Packaging	1.0%
Electronic Equipment, Instruments & Components	1.0%
Semiconductors & Semiconductor Equipment	0.9%
Electric Utilities	0.9%
IT Services	0.6%
Paper & Forest Products	0.5%
Liabilities in excess of other assets	(1.5)%

100.0%

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	67

Schedule of Investments

December 31, 2019 (Unaudited)

AllianzGI Global Small-Cap Fund

	Shares	Value

Common Stock—97.4%

Australia—2.4%
Austal Ltd.	117,502	$314,693
Charter Hall Retail REIT	99,249	297,463
Cleanaway Waste Management Ltd.	161,584	228,062
Downer EDI Ltd.	56,513	323,616
Growthpoint Properties Australia Ltd. REIT	36,021	104,918
GUD Holdings Ltd.	39,130	304,724
NEXTDC Ltd. (e)	55,644	257,085
Reliance Worldwide Corp. Ltd.	78,700	223,043
Seven Group Holdings Ltd.	19,100	261,014
Starpharma Holdings Ltd. (e)	45,700	38,678
Worley Ltd.	21,000	226,854

		2,580,150

Austria—1.9%
ANDRITZ AG	13,516	581,056
UNIQA Insurance Group AG	74,054	753,782
Wienerberger AG	24,295	719,990

		2,054,828

China—0.2%
Ping An Healthcare and Technology Co., Ltd. (a)(e)	23,000	167,870

Denmark—1.1%
Ambu A/S, Class B	25,052	420,049
SimCorp A/S	6,622	752,969

		1,173,018

Finland—0.5%
Huhtamaki Oyj	10,660	494,794

France—2.0%
Ingenico Group S.A.	6,502	707,276
Korian S.A.	15,170	715,102
Nexity S.A.	14,075	707,430

		2,129,808

Germany—3.7%
Alstria office REIT-AG	36,493	685,648
Bechtle AG	4,890	682,790
CANCOM SE	12,060	708,680
Hella GmbH & Co. KGaA	12,280	678,609
Scout24 AG (a)	10,391	687,606
TLG Immobilien AG	15,608	498,088

		3,941,421

Hong Kong—0.3%
Minth Group Ltd.	10,000	35,311
Techtronic Industries Co., Ltd.	34,500	281,578

		316,889

Indonesia—0.2%
Jasa Marga Persero Tbk PT	587,600	218,746

Ireland—0.6%
Dalata Hotel Group PLC	111,308	642,999

Italy—1.2%
Buzzi Unicem SpA	26,716	673,427
De’ Longhi SpA	25,784	545,626

		1,219,053

Japan—13.3%
Anritsu Corp.	22,900	453,261
Azbil Corp.	33,400	940,735
CKD Corp.	42,100	698,549
COMSYS Holdings Corp.	26,600	761,936

	Shares	Value
Dai-ichi Seiko Co., Ltd.	6,000	$144,750
Fuji Electric Co., Ltd.	27,300	829,300
Fuji Oil Holdings, Inc.	14,000	376,591
Glory Ltd.	10,900	329,387
Hisamitsu Pharmaceutical Co., Inc.	10,300	501,625
Ichigo, Inc.	67,800	285,479
Itochu Techno-Solutions Corp.	20,900	588,589
Jeol Ltd.	30,600	923,911
Marui Group Co., Ltd.	6,000	146,295
Maruwa Co., Ltd.	8,600	665,174
Mitsubishi UFJ Lease & Finance Co., Ltd.	155,100	998,486
Nihon Unisys Ltd.	14,200	445,439
Nishio Rent All Co., Ltd.	6,200	176,655
Penta-Ocean Construction Co., Ltd.	121,700	753,414
PeptiDream, Inc. (e)	4,600	235,075
Ship Healthcare Holdings, Inc.	10,300	475,152
Sojitz Corp.	158,700	511,505
T&D Holdings, Inc.	78,600	993,952
Taiheiyo Cement Corp.	11,200	328,755
TechnoPro Holdings, Inc.	9,400	656,036
Tokyu Fudosan Holdings Corp.	129,500	894,238

		14,114,289

Korea (Republic of)—0.2%
Fila Korea Ltd.	5,147	235,185

Netherlands—1.3%
ASM International NV	6,297	710,758
ASR Nederland NV	16,801	629,625

		1,340,383

Norway—1.2%
Elkem ASA (a)	191,576	540,235
Storebrand ASA	92,220	726,516

		1,266,751

Singapore—1.0%
Frasers Centrepoint Trust	178,500	373,278
Mapletree Commercial Trust REIT	204,688	363,987
Mapletree Industrial Trust REIT	158,000	305,573

		1,042,838

Sweden—1.3%
AAK AB	36,665	697,377
Elekta AB, Class B	50,549	665,704

		1,363,081

Switzerland—2.5%
Galenica AG (a)	11,589	715,750
Georg Fischer AG	605	613,485
Interroll Holding AG	310	696,683
OC Oerlikon Corp. AG	52,709	617,687

		2,643,605

Taiwan—0.3%
Win Semiconductors Corp.	9,000	88,681
Yageo Corp.	16,000	233,104

		321,785

Thailand—0.2%
Amata Corp. PCL (c)(d)	248,000	166,051

United Kingdom—6.6%
ASOS PLC (e)	11,889	532,778
Auto Trader Group PLC (a)	90,253	712,741
Derwent London PLC REIT	14,302	759,672
Genus PLC	17,170	723,210

	Shares	Value
HomeServe PLC	42,607	$713,367
Howden Joinery Group PLC	82,125	731,672
Intermediate Capital Group PLC	33,916	723,392
Moneysupermarket.com Group PLC	137,624	604,146
Rotork PLC	151,855	675,042
Spectris PLC	17,134	660,304
Tullow Oil PLC	206,123	175,323

		7,011,647

United States—55.4%
Addus HomeCare Corp. (e)	8,149	792,246
Air Transport Services Group, Inc. (e)	39,671	930,682
Alteryx, Inc., Class A (e)	6,597	660,162
Americold Realty Trust REIT	20,231	709,299
Ameris Bancorp	21,858	929,839
Axcelis Technologies, Inc. (e)	13,893	334,752
Axon Enterprise, Inc. (e)	7,281	533,552
Bio-Rad Laboratories, Inc., Class A (e)	1,635	604,999
Bright Horizons Family Solutions, Inc. (e)	3,592	539,842
Brink’s Co.	10,149	920,311
Brown & Brown, Inc.	23,126	913,015
CACI International, Inc., Class A (e)	2,716	678,973
CareTrust REIT, Inc.	28,610	590,224
CBIZ, Inc. (e)	23,238	626,497
CenterState Bank Corp.	33,880	846,322
Century Communities, Inc. (e)	27,989	765,499
Chart Industries, Inc. (e)	6,347	428,359
Chegg, Inc. (e)	13,321	504,999
Churchill Downs, Inc.	5,932	813,870
Columbus McKinnon Corp.	19,371	775,421
eHealth, Inc. (e)	6,321	607,322
Eldorado Resorts, Inc. (e)	15,561	928,058
Essent Group Ltd.	18,073	939,615
Etsy, Inc. (e)	6,299	279,046
First Industrial Realty Trust, Inc. REIT	23,739	985,406
First Merchants Corp.	21,658	900,756
Five9, Inc. (e)	8,907	584,121
Fox Factory Holding Corp. (e)	6,325	440,030
Freshpet, Inc. (e)	11,907	703,585
Gibraltar Industries, Inc. (e)	9,831	495,876
Haemonetics Corp. (e)	6,721	772,243
Hanover Insurance Group, Inc.	4,938	674,876
Health Catalyst, Inc. (e)	10,762	373,441
HEICO Corp., Class A	4,338	388,381
Horizon Therapeutics PLC (e)	23,090	835,858
HubSpot, Inc. (e)	2,985	473,123
ICF International, Inc.	7,057	646,562
Ingevity Corp. (e)	8,417	735,477
Invitae Corp. (e)	25,735	415,106
ITT, Inc.	7,010	518,109
KBR, Inc.	13,040	397,720
Kilroy Realty Corp. REIT	14,570	1,222,423
Kinsale Capital Group, Inc.	6,710	682,139
Koppers Holdings, Inc. (e)	11,808	451,302
Kratos Defense & Security Solutions, Inc. (e)	31,295	563,623
LendingTree, Inc. (e)	1,465	444,540
LHC Group, Inc. (e)	5,814	800,937
LivePerson, Inc. (e)	13,280	491,360
LiveRamp Holdings, Inc. (e)	7,676	368,985
LPL Financial Holdings, Inc.	8,473	781,634

68	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2019 (Unaudited)

	Shares	Value
Madison Square Garden Co., Class A (e)	1,627	$478,647
Mercury Systems, Inc. (e)	9,539	659,240
MKS Instruments, Inc.	7,969	876,670
Monolithic Power Systems, Inc.	3,465	616,839
Natera, Inc. (e)	15,253	513,874
Nexstar Media Group, Inc., Class A	8,536	1,000,846
Omnicell, Inc. (e)	6,585	538,126
Perficient, Inc. (e)	16,276	749,835
Performance Food Group Co. (e)	18,671	961,183
Planet Fitness, Inc., Class A (e)	4,793	357,941
PolyOne Corp.	25,724	946,386
Pool Corp.	2,039	433,043
PRA Health Sciences, Inc. (e)	6,448	716,695
Quanterix Corp. (e)	12,862	303,929
R1 RCM, Inc. (e)	56,796	737,212
Rapid7, Inc. (e)	13,702	767,586
Sage Therapeutics, Inc. (e)	1,230	88,794
Saia, Inc. (e)	6,123	570,174
Semtech Corp. (e)	6,308	333,693
Simply Good Foods Co. (e)	29,524	842,615
Skyline Champion Corp. (e)	22,199	703,708
STAG Industrial, Inc. REIT	35,271	1,113,505
Strategic Education, Inc.	3,576	568,226
Summit Materials, Inc., Class A (e)	24,167	577,591
SVMK, Inc. (e)	32,050	572,734
Tandem Diabetes Care, Inc. (e)	6,539	389,790
TechTarget, Inc. (e)	22,912	598,003
Teladoc Health, Inc. (e)	8,064	675,118
Tetra Tech, Inc.	8,721	751,401
Trex Co., Inc. (e)	4,835	434,570
Ultra Clean Holdings, Inc. (e)	17,230	404,388
Veracyte, Inc. (e)	20,254	565,492

	Shares	Value
Vericel Corp. (e)	23,365	$406,551
Verint Systems, Inc. (e)	5,607	310,404
Viavi Solutions, Inc. (e)	54,685	820,275
Western Alliance Bancorp	18,334	1,045,038
WEX, Inc. (e)	3,307	692,684
WPX Energy, Inc. (e)	55,426	761,553
YETI Holdings, Inc. (e)	25,579	889,638
Zix Corp. (e)	45,555	308,863
Zynga, Inc., Class A (e)	110,061	673,573

		58,556,950

Total Common Stock (cost—$82,648,029)		103,002,141

Preferred Stock—0.5%

Germany—0.5%
Jungheinrich AG (cost—$598,885)	20,233	485,956

	Principal Amount (000s)

Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 12/31/19, 0.25%, due 1/2/20, proceeds $1,670,023; collateralized by U.S. Treasury Bonds, 3.00%, due 11/15/45, valued at $1,708,912 including accrued interest
(cost—$1,670,000)	$1,670	1,670,000

Total Investments (cost—$84,916,914) (b)—99.5%		105,158,097

Other assets less liabilities (f)—0.5%		555,587

Net Assets—100.0%		$105,713,684

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $2,824,202, representing 2.7% of net assets.

(b) Securities with an aggregate value of $38,474,805, representing 35.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $166,051, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

(f) Includes net unrealized appreciation of other financial instruments as follows:

Forward foreign currency contracts outstanding at December 31, 2019:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value December 31, 2019	Unrealized Appreciation
Sold:
1,172,393 Hong Kong Dollar settling 1/3/20	State Street Bank London	$150,555	$150,455	$100

Glossary:

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	69

Schedule of Investments

December 31, 2019 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Equity Real Estate Investment Trusts (REITs)	7.1%
Machinery	6.3%
Insurance	5.7%
IT Services	5.3%
Software	4.7%
Healthcare Providers & Services	4.0%
Electronic Equipment, Instruments & Components	3.6%
Banks	3.5%
Semiconductors & Semiconductor Equipment	3.2%
Healthcare Equipment & Supplies	3.0%
Biotechnology	2.8%
Commercial Services & Supplies	2.8%
Hotels, Restaurants & Leisure	2.6%
Chemicals	2.5%
Food Products	2.5%
Real Estate Management & Development	2.4%
Aerospace & Defense	2.3%
Construction Materials	2.2%
Household Durables	1.9%
Professional Services	1.8%
Healthcare Technology	1.7%
Trading Companies & Distributors	1.6%
Life Sciences Tools & Services	1.5%
Diversified Consumer Services	1.5%
Media	1.5%
Construction & Engineering	1.4%
Capital Markets	1.4%
Auto Components	1.4%
Internet & Direct Marketing Retail	1.3%
Interactive Media & Services	1.3%
Thrifts & Mortgage Finance	1.3%
Pharmaceuticals	1.3%
Building Products	1.1%
Entertainment	1.1%
Diversified Financial Services	1.0%
Food & Staples Retailing	0.9%
Oil, Gas & Consumable Fuels	0.9%
Air Freight & Logistics	0.9%
Leisure Equipment & Products	0.9%
Electrical Equipment	0.8%
Communications Equipment	0.8%
Road & Rail	0.5%
Containers & Packaging	0.5%
Distributors	0.4%
Textiles, Apparel & Luxury Goods	0.2%
Energy Equipment & Services	0.2%
Transportation Infrastructure	0.2%
Multi-Line Retail	0.1%
Repurchase Agreements	1.6%
Other assets less liabilities	0.5%

100.0%

AllianzGI Health Sciences Fund

	Shares	Value

Common Stock—96.7%

Biotechnology—12.3%
AbbVie, Inc.	47,300	$4,187,942
ACADIA Pharmaceuticals, Inc. (d)	10,725	458,815
Amgen, Inc.	20,595	4,964,837
Arena Pharmaceuticals, Inc. (d)	4,970	225,737
Aurinia Pharmaceuticals, Inc. (d)	25,900	524,734
BioMarin Pharmaceutical, Inc. (d)	5,309	448,876
Bridgebio Pharma, Inc. (d)	8,555	299,853
Deciphera Pharmaceuticals, Inc. (d)	3,285	204,458
Dicerna Pharmaceuticals, Inc. (d)	11,760	259,073
Exact Sciences Corp. (d)	22,725	2,101,608
Forty Seven, Inc. (d)	13,450	529,526
Halozyme Therapeutics, Inc. (d)	17,820	315,949
Heron Therapeutics, Inc. (d)	20,560	483,160
Iovance Biotherapeutics, Inc. (d)	22,750	629,720
Kindred Biosciences, Inc. (d)	29,602	251,025
Momenta Pharmaceuticals, Inc. (d)	18,970	374,278
Seattle Genetics, Inc. (d)	3,270	373,630
uniQure NV (d)	5,925	424,586
Vertex Pharmaceuticals, Inc. (d)	14,500	3,174,775

		20,232,582

Healthcare Equipment & Supplies—20.9%
Abbott Laboratories	42,128	3,659,238
Alcon, Inc. (d)	41,740	2,361,232
Align Technology, Inc. (d)	2,225	620,864
Axonics Modulation Technologies, Inc. (d)	32,140	890,599
Baxter International, Inc.	37,085	3,101,048
Becton Dickinson and Co.	4,895	1,331,293
Beyond Air, Inc. (d)	123,899	647,992
Boston Scientific Corp. (d)	90,897	4,110,362
CONMED Corp.	3,895	435,578
Cooper Cos., Inc.	2,535	814,470
Danaher Corp.	5,460	838,001
DexCom, Inc. (d)	9,930	2,172,088
Edwards Lifesciences Corp. (d)	3,455	806,017
Intuitive Surgical, Inc. (d)	6,030	3,564,635
Quotient Ltd. (d)	166,654	1,584,880
Shockwave Medical, Inc. (d)	18,020	791,438
Silk Road Medical, Inc. (d)	18,365	741,579
Tandem Diabetes Care, Inc. (d)	26,260	1,565,359
Vapotherm, Inc. (d)	70,690	859,590
Zimmer Biomet Holdings, Inc.	21,940	3,283,979

		34,180,242

Healthcare Providers & Services—14.2%
Anthem, Inc.	15,250	4,605,958
Centene Corp. (d)	53,595	3,369,518
CVS Health Corp.	36,980	2,747,244
Guardant Health, Inc. (d)	7,970	622,776
HCA Healthcare, Inc.	7,925	1,171,394
Humana, Inc.	8,220	3,012,794
UnitedHealth Group, Inc.	26,486	7,786,354

		23,316,038

Life Sciences Tools & Services—6.2%
Adaptive Biotechnologies Corp. (d)	20,380	609,770

	Shares	Value
Agilent Technologies, Inc.	27,990	$2,387,827
Bio-Rad Laboratories, Inc., Class A (d)	4,495	1,663,285
Illumina, Inc. (d)	4,145	1,375,062
PerkinElmer, Inc.	11,770	1,142,867
Thermo Fisher Scientific, Inc.	9,135	2,967,687

		10,146,498

Pharmaceuticals—43.1%
Allergan PLC	9,506	1,817,262
Astellas Pharma, Inc.	72,600	1,239,281
AstraZeneca PLC ADR	160,650	8,010,009
Bayer AG	24,755	2,012,497
Bristol-Myers Squibb Co.	135,780	8,715,718
Catalent, Inc. (d)	39,255	2,210,057
Daiichi Sankyo Co., Ltd.	33,900	2,238,900
Dermira, Inc. (d)	54,385	824,477
Horizon Therapeutics PLC (d)	81,030	2,933,286
Johnson & Johnson	58,497	8,532,957
Merck & Co., Inc.	100,637	9,152,935
Mylan NV (d)	15,621	313,982
Novartis AG ADR	98,053	9,284,639
Pfizer, Inc.	65,679	2,573,303
Sanofi ADR	142,630	7,160,026
Zoetis, Inc.	26,570	3,516,539

		70,535,868

Total Common Stock (cost—$127,142,339)		158,411,228

	Units

Warrants—0.1%

Pharmaceuticals—0.1%
AIT Therapeutics, Inc., exercise price $4.25, expires 2/14/21 (b)(c)(d) (cost—$1,239)	123,899	91,313

	Shares

Rights—0.0%

Pharmaceuticals—0.0%
Elanco Animal Health, Inc. CVR (b)(c)(d) (cost—$957)	38,000	957

	Principal Amount (000s)

Repurchase Agreements—3.2%
State Street Bank and Trust Co., dated 12/31/19, 0.25%, due 1/2/20, proceeds $5,167,072; collateralized by U.S. Treasury Bonds, 3.00%, due 11/15/45, valued at $5,273,862 including accrued interest
(cost—$5,167,000)	$5,167	5,167,000

Total Investments (cost—$132,311,535) (a)—100.0%		163,670,498

Other assets less liabilities—0.0%		31,960

Net Assets—100.0%		$163,702,458

70	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2019 (Unaudited)

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $5,490,678, representing 3.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $92,270, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

CVR—Contingent Value Rights

AllianzGI Income & Growth Fund

	Shares	Value

Common Stock—34.1%

Advertising—0.0%
Mood Media Corp. (d)(f)(j)	286,500	$163,305

Aerospace & Defense—0.9%
Boeing Co.	65,500	21,337,280
Erickson, Inc. (d)(f)(j)	10,866	222,536
Raytheon Co.	96,400	21,182,936

		42,742,752

Apparel & Textiles—0.0%
Quiksilver, Inc. (d)(f)(j)	2,328	47,468

Automobiles—0.2%
Ford Motor Co.	1,199,700	11,157,210

Banks—0.5%
CCF Holdings LLC Class A (cost—$0; purchased 12/18/18) (d)(f)(i)(j)	31,304	3
CCF Holdings LLC Class B (cost—$0; purchased 12/12/18) (d)(f)(h)(i)(j)	42,857	4
JPMorgan Chase & Co.	180,000	25,092,000

		25,092,007

Beverages—0.3%
PepsiCo, Inc.	120,300	16,441,401

Biotechnology—1.3%
AbbVie, Inc.	215,900	19,115,786
Biogen, Inc. (j)	29,700	8,812,881
BioMarin Pharmaceutical, Inc. (j)	3,926	331,943
Gilead Sciences, Inc.	239,250	15,546,465
Vertex Pharmaceuticals, Inc. (g)(j)	101,200	22,157,740

		65,964,815

Building Products—0.3%
Johnson Controls International PLC	335,482	13,657,472

Capital Markets—0.7%
Charles Schwab Corp.	344,800	16,398,688
S&P Global, Inc.	73,200	19,987,260

		36,385,948

Chemicals—0.3%
Chemours Co.	238,400	4,312,656
Corteva, Inc. (j)	59,533	1,759,795
Dow, Inc. (j)	59,533	3,258,241
DuPont de Nemours, Inc.	59,533	3,822,019

		13,152,711

Commercial Services—0.0%
Cenveo Corp. (d)(f)(h)(j)	19,074	576,798

Commercial Services & Supplies—0.1%
Stericycle, Inc. (j)	66,843	4,265,252

Communications Equipment—0.5%
Cisco Systems, Inc.	535,600	25,687,376

Construction & Engineering—0.1%
Fluor Corp.	209,800	3,961,024

Diversified Telecommunication Services—0.0%
Frontier Communications Corp. (j)	210,781	187,511

	Shares	Value

Electronic Equipment, Instruments & Components—0.1%
Belden, Inc.	125,172	$6,884,460

Energy Equipment & Services—0.3%
Bristow Group, Inc. (d)(f)(j)	5,653	—	†
National Oilwell Varco, Inc.	145,600	3,647,280
Schlumberger Ltd.	172,400	6,930,480
Weatherford International PLC (j)	83,938	2,346,067

		12,923,827

Entertainment—0.8%
Netflix, Inc. (j)	83,100	26,888,667
Walt Disney Co.	90,500	13,089,015

		39,977,682

Equity Real Estate Investment Trusts (REITs)—0.3%
Crown Castle International Corp.	83,700	11,897,955

Food & Staples Retailing—1.1%
Costco Wholesale Corp.	80,100	23,542,992
Kroger Co.	472,000	13,683,280
Walgreens Boots Alliance, Inc.	286,600	16,897,936

		54,124,208

Food Products—0.2%
Archer-Daniels-Midland Co.	159,650	7,399,778

Healthcare Equipment & Supplies—1.5%
Align Technology, Inc. (j)	73,900	20,621,056
Boston Scientific Corp. (j)	611,600	27,656,552
Intuitive Surgical, Inc. (j)	41,800	24,710,070

		72,987,678

Healthcare Providers & Services—1.2%
Laboratory Corp. of America Holdings (j)	49,000	8,289,330
McKesson Corp.	114,300	15,809,976
UnitedHealth Group, Inc.	125,700	36,953,286

		61,052,592

Hotels, Restaurants & Leisure—1.1%
McDonald’s Corp.	112,000	22,132,320
Starbucks Corp.	214,000	18,814,880
Wynn Resorts Ltd.	76,700	10,651,329

		51,598,529

Household Durables—0.3%
DR Horton, Inc. (g)	292,500	15,429,375

Independent Power Producers & Energy Traders—0.1%
Vistra Energy Corp.	144,101	3,312,882

Industrial Conglomerates—0.7%
3M Co.	50,100	8,838,642
General Electric Co.	326,200	3,640,392
Honeywell International, Inc.	131,500	23,275,500

		35,754,534

Insurance—0.2%
Progressive Corp.	115,600	8,368,284

Interactive Media & Services—2.1%
Alphabet, Inc., Class A (j)	37,400	50,093,186
Facebook, Inc., Class A (j)	247,600	50,819,900

		100,913,086

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	71

Schedule of Investments

December 31, 2019 (Unaudited)

	Shares	Value

Internet & Direct Marketing Retail—1.2%
Alibaba Group Holding Ltd. ADR (g)(j)	61,300	$13,001,730
Amazon.com, Inc. (j)	23,600	43,609,024

		56,610,754

IT Services—2.9%
Fiserv, Inc. (j)	217,500	25,149,525
International Business Machines Corp.	92,200	12,358,488
Mastercard, Inc., Class A	112,700	33,651,093
PayPal Holdings, Inc. (g)(j)	195,200	21,114,784
Visa, Inc., Class A	262,000	49,229,800

		141,503,690

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc.	79,700	25,892,139

Machinery—1.0%
Caterpillar, Inc.	202,500	29,905,200
Deere & Co.	111,900	19,387,794

		49,292,994

Media—0.3%
Comcast Corp., Class A	290,100	13,045,797
LiveStyle, Inc. (a)(d)(f)(h)(j)(k)	202,319	20
Postmedia Network Canada Corp. (d)(f)(j)	1,018,823	845,623

		13,891,440

Metals & Mining—0.1%
ArcelorMittal S.A.	180,611	3,167,917
Freeport-McMoRan, Inc.	113,100	1,483,872

		4,651,789

Multi-Line Retail—0.8%
Dollar General Corp. (g)	122,200	19,060,756
Target Corp.	163,700	20,987,977

		40,048,733

Oil, Gas & Consumable Fuels—0.7%
Arch Coal, Inc., Class A	1,858	133,293
Chesapeake Energy Corp. (j)	1,250,759	1,032,627
Hercules Offshore, Inc. (d)(f)(j)	174,935	18
Kinder Morgan, Inc.	187,778	3,975,260
Occidental Petroleum Corp.	229,700	9,465,937
Riviera Resources, Inc.	25,527	203,705
Southwestern Energy Co. (j)	508,010	1,229,384
Talos Energy, Inc. (j)	98,625	2,973,544
Valero Energy Corp.	171,200	16,032,880

		35,046,648

Pharmaceuticals—1.5%
Allergan PLC	99,241	18,971,902
Amryt Pharma PLC ADR (d)(f)(j)	243,958	1,971,344
Bristol-Myers Squibb Co.	419,400	26,921,286
Merck & Co., Inc.	239,900	21,818,905
Teva Pharmaceutical Industries Ltd. ADR (j)	248,006	2,430,459
Zoetis, Inc.	25,800	3,414,630

		75,528,526

Road & Rail—0.3%
Union Pacific Corp.	87,500	15,819,125

	Shares	Value

Semiconductors—0.0%
GT Advanced Technologies, Inc. (d)(f)(j)	537	$—	†

Semiconductors & Semiconductor Equipment—3.9%
Advanced Micro Devices, Inc. (g)(j)	489,300	22,439,298
Broadcom, Inc. (g)	62,600	19,782,852
Lam Research Corp. (g)	101,000	29,532,400
Marvell Technology Group Ltd.	665,500	17,675,680
Micron Technology, Inc. (g)(j)	491,800	26,449,004
NVIDIA Corp. (g)	165,200	38,871,560
QUALCOMM, Inc.	185,700	16,384,311
Texas Instruments, Inc.	177,900	22,822,791

		193,957,896

Software—3.2%
Adobe, Inc. (j)	77,600	25,593,256
Atlassian Corp. PLC, Class A (j)	58,800	7,075,992
Intuit, Inc.	56,800	14,877,624
Microsoft Corp.	350,300	55,242,310
Salesforce.com, Inc. (g)(j)	140,300	22,818,392
ServiceNow, Inc. (g)(j)	86,200	24,335,984
Workday, Inc., Class A (j)	55,900	9,192,755

		159,136,313

Specialty Retail—0.6%
Home Depot, Inc.	134,000	29,262,920

Technology Hardware, Storage & Peripherals—1.4%
Apple, Inc.	197,100	57,878,415
NetApp, Inc.	196,300	12,219,675
Western Digital Corp.	1,953	123,957

		70,222,047

Textiles, Apparel & Luxury Goods—0.4%
NIKE, Inc., Class B (g)	210,000	21,275,100

Trading Companies & Distributors—0.1%
WESCO International, Inc. (j)	54,455	3,234,082

Total Common Stock (cost—$1,944,458,450)		1,677,482,116

	Principal Amount (000s)

Corporate Bonds & Notes—30.1%

Advertising—0.2%
Mood Media Borrower LLC (a)(b),
16.213%, 12/31/23	$1,164	1,006,953
National CineMedia LLC (a)(b),
5.875%, 4/15/28	7,220	7,691,809

		8,698,762

Aerospace & Defense—0.8%
Kratos Defense & Security Solutions, Inc. (a)(b),
6.50%, 11/30/25	5,660	6,072,699
TransDigm, Inc.,
5.50%, 11/15/27 (a)(b)	13,690	13,869,065
6.50%, 7/15/24	2,195	2,268,390
6.50%, 5/15/25	10,155	10,582,373
Triumph Group, Inc. (a)(b),
6.25%, 9/15/24	8,290	8,732,147

		41,524,674

	Principal Amount (000s)	Value

Auto Components—0.8%
Adient U.S. LLC (a)(b),
7.00%, 5/15/26	$7,210	$7,872,412
Delphi Technologies PLC (a)(b),
5.00%, 10/1/25	8,155	7,563,763
Goodyear Tire & Rubber Co.,
5.00%, 5/31/26	8,985	9,361,022
Panther BF Aggregator 2 L.P. (a)(b),
8.50%, 5/15/27	12,895	13,724,793

		38,521,990

Auto Manufacturers—0.5%
Navistar International Corp. (a)(b),
6.625%, 11/1/25	11,315	11,550,748
Tesla, Inc. (a)(b),
5.30%, 8/15/25	13,625	13,250,176

		24,800,924

Banks—0.1%
CIT Group, Inc.,
6.125%, 3/9/28	4,265	5,044,845

Building Materials—0.2%
Builders FirstSource, Inc. (a)(b),
5.625%, 9/1/24	6,456	6,727,701
Jeld-Wen, Inc. (a)(b),
4.875%, 12/15/27	4,635	4,752,485

		11,480,186

Chemicals—0.9%
Chemours Co.,
6.625%, 5/15/23	7,000	7,041,405
7.00%, 5/15/25	4,115	4,154,442
Kraton Polymers LLC (a)(b),
7.00%, 4/15/25	6,305	6,511,867
Olin Corp.,
5.00%, 2/1/30	6,460	6,568,851
PQ Corp. (a)(b),
5.75%, 12/15/25	2,635	2,761,256
Trinseo Materials Operating SCA (a)(b),
5.375%, 9/1/25	5,645	5,659,113
Tronox Finance PLC (a)(b),
5.75%, 10/1/25	5,510	5,629,209
Tronox, Inc. (a)(b),
6.50%, 4/15/26	5,835	6,025,950

		44,352,093

Commercial Services—1.4%
Cardtronics, Inc. (a)(b),
5.50%, 5/1/25	2,345	2,439,773
Cenveo Corp. (c)(d)(f)(i),
6.00%, 5/15/24 (cost—$9,157,703; purchased 3/22/12-3/11/16)	8,116	1
8.50%, 9/15/22 (cost—$1,520,130; purchased 7/19/14-7/25/14)	1,520	30,400
Herc Holdings, Inc. (a)(b),
5.50%, 7/15/27	11,005	11,610,550
Hertz Corp. (a)(b),
7.125%, 8/1/26	11,340	12,302,483
7.625%, 6/1/22	1,631	1,700,318
Laureate Education, Inc. (a)(b),
8.25%, 5/1/25	9,795	10,566,258
RR Donnelley & Sons Co.,
6.00%, 4/1/24	3,195	3,293,518
7.00%, 2/15/22	5,500	5,707,966
United Rentals North America, Inc.,
5.25%, 1/15/30	9,695	10,452,664
5.50%, 7/15/25	8,930	9,297,447

		67,401,378

72	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2019 (Unaudited)

	Principal Amount (000s)	Value

Computers—0.3%
Dell International LLC (a)(b),
7.125%, 6/15/24	$7,485	$7,906,031
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	7,165	7,084,394
Monitronics International, Inc. (d)(f),
9.125%, 4/1/20	6,450	65

		14,990,490

Containers & Packaging—0.5%
Berry Global, Inc. (a)(b),
5.625%, 7/15/27	11,590	12,459,540
Trivium Packaging Finance BV (a)(b),
8.50%, 8/15/27	9,545	10,636,471

		23,096,011

Distribution/Wholesale—0.4%
H&E Equipment Services, Inc.,
5.625%, 9/1/25	9,845	10,341,336
Performance Food Group, Inc. (a)(b),
5.50%, 10/15/27	10,055	10,771,670

		21,113,006

Diversified Financial Services—1.3%
Ally Financial, Inc.,
5.75%, 11/20/25	4,685	5,253,056
8.00%, 3/15/20	2,995	3,028,245
CCF Holdings LLC, PIK 10.75% (a)(b)(d)(f),
10.75%, 12/15/23	11,338	4,725,743
Community Choice Financial Issuer LLC (cost—$12,000,000; purchased 9/6/18) (a)(b)(i),
9.00%, 6/15/23	12,000	12,015,000
Navient Corp.,
6.75%, 6/15/26	14,315	15,760,099
7.25%, 9/25/23	3,940	4,462,129
Springleaf Finance Corp.,
6.625%, 1/15/28	10,165	11,493,057
8.25%, 10/1/23	8,080	9,436,753

		66,174,082

Electric Utilities—0.3%
NRG Energy, Inc.,
5.75%, 1/15/28	11,135	12,102,075
Talen Energy Supply LLC,
6.50%, 6/1/25	3,365	2,881,601

		14,983,676

Electronic Equipment, Instruments & Components—0.4%
Energizer Holdings, Inc. (a)(b),
5.50%, 6/15/25	9,890	10,281,496
7.75%, 1/15/27	7,545	8,445,873

		18,727,369

Engineering & Construction—0.6%
AECOM,
5.875%, 10/15/24	8,550	9,480,026
TopBuild Corp. (a)(b),
5.625%, 5/1/26	5,965	6,250,411
Tutor Perini Corp. (a)(b),
6.875%, 5/1/25	13,030	12,606,525

		28,336,962

Entertainment—1.4%
AMC Entertainment Holdings, Inc.,
6.125%, 5/15/27	13,610	12,453,490
Cedar Fair L.P.,
5.375%, 6/1/24	5,550	5,718,803
5.375%, 4/15/27	2,465	2,658,262
International Game Technology PLC (a)(b),
6.25%, 1/15/27	5,225	5,887,791
6.50%, 2/15/25	4,715	5,304,328

	Principal Amount (000s)	Value
Lions Gate Capital Holdings LLC (a)(b),
6.375%, 2/1/24	$11,370	$11,910,189
Live Nation Entertainment, Inc. (a)(b),
5.625%, 3/15/26	4,145	4,426,228
Scientific Games International, Inc. (a)(b),
5.00%, 10/15/25	10,510	11,035,500
Stars Group Holdings BV (a)(b),
7.00%, 7/15/26	8,350	9,064,760

		68,459,351

Equity Real Estate Investment Trusts (REITs)—0.2%
Uniti Group L.P.,
7.125%, 12/15/24 (a)(b)	2,500	2,124,975
8.25%, 10/15/23	6,445	5,639,375

		7,764,350

Food & Beverage—0.5%
Albertsons Cos., Inc.,
6.625%, 6/15/24	9,805	10,286,916
7.50%, 3/15/26 (a)(b)	4,535	5,099,036
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	9,655	10,377,411

		25,763,363

Food Service—0.2%
Aramark Services, Inc. (a)(b),
5.00%, 2/1/28	10,730	11,326,588

Hand/Machine Tools—0.2%
Colfax Corp. (a)(b),
6.375%, 2/15/26	6,655	7,262,269

Healthcare-Products—0.2%
Avantor, Inc. (a)(b),
9.00%, 10/1/25	4,190	4,691,187
Hill-Rom Holdings, Inc. (a)(b),
5.00%, 2/15/25	4,255	4,437,603

		9,128,790

Healthcare-Services—2.0%
Centene Corp. (a)(b),
4.625%, 12/15/29	4,635	4,881,698
5.375%, 6/1/26	6,975	7,419,495
Charles River Laboratories International, Inc. (a)(b),
5.50%, 4/1/26	5,340	5,752,902
CHS/Community Health Systems, Inc.,
6.25%, 3/31/23	1,985	2,019,738
6.875%, 2/1/22	2,500	2,031,250
DaVita, Inc.,
5.125%, 7/15/24	8,620	8,853,473
Encompass Health Corp.,
4.50%, 2/1/28	2,095	2,174,819
4.75%, 2/1/30	2,095	2,177,438
HCA, Inc.,
5.375%, 9/1/26	3,515	3,923,707
5.625%, 9/1/28	2,420	2,762,309
7.50%, 2/15/22	8,185	9,058,994
Select Medical Corp. (a)(b),
6.25%, 8/15/26	13,085	14,188,785
Tenet Healthcare Corp.,
6.25%, 2/1/27 (a)(b)	13,260	14,287,650
7.00%, 8/1/25	5,000	5,291,675
8.125%, 4/1/22	7,030	7,789,451
WellCare Health Plans, Inc. (a)(b),
5.375%, 8/15/26	6,135	6,545,125

		99,158,509

Home Builders—0.2%
Beazer Homes USA, Inc.,
5.875%, 10/15/27	1,885	1,908,610
KB Home,
4.80%, 11/15/29	2,935	3,001,037

	Principal Amount (000s)	Value
Taylor Morrison Communities, Inc. (a)(b),
5.75%, 1/15/28	$5,975	$6,529,764

		11,439,411

Household Products/Wares—0.2%
Prestige Brands, Inc. (a)(b),
5.125%, 1/15/28	4,905	5,150,250
Spectrum Brands, Inc.,
5.75%, 7/15/25	4,725	4,943,579

		10,093,829

Internet—1.0%
Go Daddy Operating Co. LLC (a)(b),
5.25%, 12/1/27	8,500	8,961,975
Match Group, Inc. (a)(b),
5.00%, 12/15/27	10,860	11,352,474
Netflix, Inc. (a)(b),
5.375%, 11/15/29	13,010	13,879,458
NortonLifeLock, Inc. (a)(b),
5.00%, 4/15/25	5,390	5,507,624
Zayo Group LLC (a)(b),
5.75%, 1/15/27	8,250	8,407,554

		48,109,085

Iron/Steel—0.2%
United States Steel Corp.,
6.875%, 8/15/25	8,595	8,042,470

Lodging—0.6%
Hilton Domestic Operating Co., Inc.,
5.125%, 5/1/26	6,795	7,171,086
MGM Resorts International,
5.50%, 4/15/27	7,270	8,083,149
Wyndham Hotels & Resorts, Inc. (a)(b),
5.375%, 4/15/26	7,110	7,517,563
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	7,275	7,811,459

		30,583,257

Machinery-Construction & Mining—0.2%
Terex Corp. (a)(b),
5.625%, 2/1/25	7,370	7,618,738

Machinery-Diversified—0.1%
Mueller Water Products, Inc. (a)(b),
5.50%, 6/15/26	3,840	4,057,334

Media—3.0%
CCO Holdings LLC (a)(b),
5.125%, 5/1/23	3,165	3,236,893
5.125%, 5/1/27	6,955	7,350,392
5.50%, 5/1/26	9,460	9,990,446
Clear Channel Worldwide Holdings, Inc. (a)(b),
9.25%, 2/15/24	10,204	11,322,205
CSC Holdings LLC (a)(b),
7.50%, 4/1/28	9,860	11,164,700
7.75%, 7/15/25	6,160	6,583,192
10.875%, 10/15/25	5,145	5,759,184
Diamond Sports Group LLC (a)(b),
5.375%, 8/15/26	3,640	3,688,871
6.625%, 8/15/27	13,005	12,671,422
DISH DBS Corp.,
5.875%, 7/15/22	4,335	4,602,816
5.875%, 11/15/24	10,820	11,079,247
6.75%, 6/1/21	9,250	9,741,452
Gray Television, Inc. (a)(b),
5.875%, 7/15/26	10,065	10,725,264
LiveStyle, Inc. (cost—$7,083,190; purchased 1/31/14-10/7/15) (a)(b)(c)(d)(f)(i)(k),
9.625%, 2/1/19	7,628	8
Meredith Corp.,
6.875%, 2/1/26	9,370	9,768,670

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	73

Schedule of Investments

December 31, 2019 (Unaudited)

	Principal Amount (000s)	Value
Nexstar Broadcasting, Inc. (a)(b),
5.625%, 7/15/27	$12,385	$13,074,225
Sirius XM Radio, Inc. (a)(b),
5.00%, 8/1/27	9,715	10,267,298
Virgin Media Secured Finance PLC (a)(b),
5.50%, 5/15/29	6,995	7,418,897

		148,445,182

Metal Fabricate/Hardware—0.2%
Park-Ohio Industries, Inc.,
6.625%, 4/15/27	9,915	10,122,248

Mining—0.7%
Alcoa Nederland Holding BV (a)(b),
6.75%, 9/30/24	10,405	10,972,905
Constellium SE (a)(b),
6.625%, 3/1/25	9,605	9,990,064
Freeport-McMoRan, Inc.,
5.25%, 9/1/29	2,440	2,618,486
Hudbay Minerals, Inc. (a)(b),
7.625%, 1/15/25	4,965	5,250,910
Joseph T. Ryerson & Son, Inc. (a)(b),
11.00%, 5/15/22	7,500	7,931,197

		36,763,562

Miscellaneous Manufacturing—0.2%
Koppers, Inc. (a)(b),
6.00%, 2/15/25	8,595	9,024,664

Oil, Gas & Consumable Fuels—2.1%
Callon Petroleum Co.,
6.125%, 10/1/24	6,110	6,240,998
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	9,725	9,893,631
Chesapeake Energy Corp.,
8.00%, 1/15/25	7,730	4,618,830
8.00%, 3/15/26 (a)(b)	6,301	3,606,519
Cobalt International Energy, Inc. (c),
7.75%, 12/1/23	9,216	299,520
CVR Refining LLC,
6.50%, 11/1/22	5,550	5,633,211
EP Energy LLC (c),
9.375%, 5/1/20	8,765	19,721
Nabors Industries, Inc.,
5.75%, 2/1/25	1,910	1,724,568
Noble Holding International Ltd.,
7.75%, 1/15/24	6,955	3,633,396
Oasis Petroleum, Inc.,
6.875%, 3/15/22	8,460	8,248,500
Range Resources Corp.,
4.875%, 5/15/25	8,965	7,687,488
Sable Permian Resources Land LLC (a)(b)(c),
7.375%, 11/1/21	5,000	1,075,000
Sanchez Energy Corp. (c),
6.125%, 1/15/23	6,240	312,000
SM Energy Co.,
6.625%, 1/15/27	11,360	11,191,616
Sunoco L.P.,
5.50%, 2/15/26	4,605	4,790,800
5.875%, 3/15/28	4,830	5,142,272
Talos Production LLC,
11.00%, 4/3/22	1,168	1,197,495
Transocean, Inc. (a)(b),
7.50%, 1/15/26	12,010	11,887,768
USA Compression Partners L.P.,
6.875%, 9/1/27	10,045	10,481,455
Valaris PLC,
5.20%, 3/15/25	1,295	721,963
7.75%, 2/1/26	6,640	3,768,034
Weatherford International Ltd. (a)(b),
11.00%, 12/1/24	605	655,669

		102,830,454

	Principal Amount (000s)	Value

Paper & Forest Products—0.2%
Mercer International, Inc.,
5.50%, 1/15/26	$5,370	$5,477,534
7.375%, 1/15/25	4,825	5,207,936

		10,685,470

Pharmaceuticals—1.0%
Bausch Health Americas, Inc. (a)(b),
8.50%, 1/31/27	7,790	8,885,663
Bausch Health Cos., Inc. (a)(b),
5.25%, 1/30/30	1,275	1,325,363
6.125%, 4/15/25	3,280	3,395,833
7.25%, 5/30/29	10,120	11,580,822
Endo Finance LLC (a)(b),
5.375%, 1/15/23	10,730	7,265,122
Horizon Pharma USA, Inc. (a)(b),
5.50%, 8/1/27	10,185	11,019,661
Mallinckrodt International Finance S.A. (a)(b),
5.75%, 8/1/22	10,965	4,523,063

		47,995,527

Pipelines—1.1%
Cheniere Energy Partners L.P.,
5.625%, 10/1/26	8,410	8,909,335
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25	10,735	11,003,268
DCP Midstream Operating L.P.,
5.125%, 5/15/29	7,470	7,763,944
NGL Energy Partners L.P. (a)(b),
7.50%, 4/15/26	10,465	10,149,716
Targa Resources Partners L.P. (a)(b),
6.50%, 7/15/27	4,170	4,573,865
6.875%, 1/15/29	9,670	10,751,589

		53,151,717

Real Estate—0.4%
Iron Mountain, Inc. (a)(b),
4.875%, 9/15/27	9,335	9,660,068
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	11,023	11,326,022

		20,986,090

Retail—1.0%
1011778 BC ULC (a)(b),
5.00%, 10/15/25	10,990	11,370,089
Beacon Roofing Supply, Inc. (a)(b),
4.875%, 11/1/25	7,725	7,779,731
Conn’s, Inc.,
7.25%, 7/15/22	12,570	12,542,497
L Brands, Inc.,
6.875%, 11/1/35	2,655	2,380,938
Neiman Marcus Group Ltd. LLC (a)(b),
8.00%, 10/15/21	6,810	5,277,750
Party City Holdings, Inc. (a)(b),
6.625%, 8/1/26	11,755	8,314,576

		47,665,581

Semiconductors—0.4%
Advanced Micro Devices, Inc.,
7.50%, 8/15/22	2,670	3,014,595
Amkor Technology, Inc. (a)(b),
6.625%, 9/15/27	11,410	12,586,371
Broadcom Corp.,
3.875%, 1/15/27	5,195	5,391,333

		20,992,299

Software—0.7%
IQVIA, Inc. (a)(b),
5.00%, 5/15/27	10,210	10,824,412
j2 Cloud Services LLC (a)(b),
6.00%, 7/15/25	9,810	10,419,054
Rackspace Hosting, Inc. (a)(b),
8.625%, 11/15/24	3,120	3,057,600

	Principal Amount (000s)	Value
SS&C Technologies, Inc. (a)(b),
5.50%, 9/30/27	$11,305	$12,089,285

		36,390,351

Telecommunications—3.1%
CenturyLink, Inc.,
5.125%, 12/15/26 (a)(b)	7,770	7,926,410
7.50%, 4/1/24, Ser. Y	9,535	10,770,593
Cincinnati Bell, Inc. (a)(b),
7.00%, 7/15/24	9,590	10,081,392
CommScope Technologies LLC (a)(b),
5.00%, 3/15/27	4,460	4,203,662
6.00%, 6/15/25	10,465	10,502,988
Consolidated Communications, Inc.,
6.50%, 10/1/22	9,435	8,656,612
Frontier CommunicationsCorp.,
10.50%, 9/15/22	9,315	4,567,256
GTT Communications, Inc. (a)(b),
7.875%, 12/31/24	10,045	7,606,174
Hughes Satellite Systems Corp.,
6.625%, 8/1/26	9,080	10,104,655
7.625%, 6/15/21	7,440	7,962,809
Intelsat Connect Finance S.A. (a)(b),
9.50%, 2/15/23	3,195	2,243,529
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	10,370	8,929,866
9.75%, 7/15/25 (a)(b)	6,940	6,433,970
Level 3 Financing, Inc.,
5.375%, 5/1/25	8,420	8,732,256
Sprint Capital Corp.,
6.875%, 11/15/28	6,890	7,436,722
Sprint Communications, Inc.,
11.50%, 11/15/21	7,890	9,028,685
Sprint Corp.,
7.125%, 6/15/24	2,250	2,431,879
7.625%, 3/1/26	6,855	7,572,376
T-Mobile USA, Inc.,
4.75%, 2/1/28	3,190	3,348,415
6.50%, 1/15/26	11,940	12,824,276
Windstream Services LLC (cost—$6,524,710; purchased 12/4/13-11/15/18) (a)(b)(c)(i),
6.375%, 8/1/23	7,464	1,007,640

		152,372,165

Toys/Games/Hobbies—0.0%
Mattel, Inc. (a)(b),
5.875%, 12/15/27	1,080	1,140,048

Transportation—0.1%
XPO Logistics, Inc. (a)(b),
6.125%, 9/1/23	2,705	2,798,011
6.50%, 6/15/22	3,184	3,250,164

		6,048,175

Total Corporate Bonds & Notes (cost—$1,533,399,684)		1,482,667,325

Convertible Bonds & Notes—26.2%

Apparel & Textiles—0.0%
Iconix Brand Group, Inc.,
5.75%, 8/15/23	4,185	2,113,425

Auto Components—0.2%
Meritor, Inc.,
3.25%, 10/15/37	8,095	8,827,533

Auto Manufacturers—0.7%
Tesla, Inc.,
1.25%, 3/1/21	22,475	28,703,697
2.375%, 3/15/22	2,795	3,960,032

		32,663,729

74	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2019 (Unaudited)

	Principal Amount (000s)	Value

Biotechnology—1.8%
Aegerion Pharmaceuticals, Inc. (a)(b),
5.00%, 4/1/25	$1,753	$1,708,944
Aeltus CBO II Ltd. (c)(d)(f),
2.00%, 8/15/19	5,270	1
AMAG Pharmaceuticals, Inc.,
3.25%, 6/1/22	2,025	1,708,811
BioMarin Pharmaceutical, Inc.,
1.50%, 10/15/20	6,830	7,436,548
Exact Sciences Corp.,
0.375%, 3/15/27	15,400	17,488,625
Halozyme Therapeutics, Inc. (a)(b),
1.25%, 12/1/24	5,065	5,060,359
Illumina, Inc.,
zero coupon, 8/15/23	17,390	19,250,843
0.50%, 6/15/21	715	997,663
Insmed, Inc.,
1.75%, 1/15/25	7,110	6,866,913
Intercept Pharmaceuticals, Inc.,
3.25%, 7/1/23	8,585	8,677,997
Ligand Pharmaceuticals, Inc.,
0.75%, 5/15/23	12,485	10,806,258
Radius Health, Inc.,
3.00%, 9/1/24	3,805	3,231,967
Verastem, Inc.,
5.00%, 11/1/48	5,910	2,857,238

		86,092,167

Commercial Services—1.1%
Chegg, Inc. (a)(b),
0.125%, 3/15/25	15,225	15,697,101
Euronet Worldwide, Inc. (a)(b),
0.75%, 3/15/49	9,060	10,829,289
Macquarie Infrastructure Corp.,
2.00%, 10/1/23	10,410	9,981,149
Square, Inc.,
0.50%, 5/15/23	17,705	19,829,210

		56,336,749

Computers—1.0%
CyberArk Software Ltd. (a)(b),
zero coupon, 11/15/24	9,510	9,868,233
Lumentum Holdings, Inc.,
0.25%, 3/15/24	5,330	7,795,125
0.50%, 12/15/26, Ser. QIB (a)(b)	8,170	8,884,875
Pure Storage, Inc.,
0.125%, 4/15/23	10,020	9,986,453
Western Digital Corp.,
1.50%, 2/1/24	14,900	14,667,188

		51,201,874

Diversified Financial Services—0.3%
Encore Capital Group, Inc.,
2.875%, 3/15/21	6,960	6,868,323
3.00%, 7/1/20	1,215	1,231,225
3.25%, 3/15/22	3,400	3,531,389
LendingTree, Inc.,
0.625%, 6/1/22	2,600	4,073,924

		15,704,861

Electric Utilities—0.2%
NRG Energy, Inc.,
2.75%, 6/1/48	8,025	9,118,406

Electronics—0.3%
Fortive Corp. (a)(b),
0.875%, 2/15/22	6,360	6,447,290
II-VI, Inc.,
0.25%, 9/1/22	3,290	3,359,913
OSI Systems, Inc.,
1.25%, 9/1/22	1,050	1,150,317

	Principal Amount (000s)	Value
Vishay Intertechnology, Inc.,
2.25%, 6/15/25	$1,355	$1,360,816

		12,318,336

Energy-Alternate Sources—0.0%
SunEdison, Inc. (c),
0.25%, 1/15/20	9,565	215,212
2.625%, 6/1/23	11,270	253,575
3.375%, 6/1/25	4,565	102,713

		571,500

Engineering & Construction—0.3%
Dycom Industries, Inc.,
0.75%, 9/15/21	7,690	7,491,370
KBR, Inc. (a)(b),
2.50%, 11/1/23	5,450	7,241,688

		14,733,058

Entertainment—0.3%
Live Nation Entertainment, Inc.,
2.50%, 3/15/23	10,070	12,304,533
Marriott Vacations Worldwide Corp.,
1.50%, 9/15/22	2,670	2,860,609

		15,165,142

Equity Real Estate Investment Trusts (REITs)—0.1%
Extra Space Storage L.P. (a)(b),
3.125%, 10/1/35	5,105	6,004,756

Healthcare-Products—0.8%
CONMED Corp. (a)(b),
2.625%, 2/1/24	3,885	5,380,917
Insulet Corp. (a)(b),
0.375%, 9/1/26	17,135	17,854,478
NuVasive, Inc.,
2.25%, 3/15/21	4,355	5,813,107
Wright Medical Group, Inc.,
1.625%, 6/15/23	10,863	11,501,560

		40,550,062

Healthcare-Services—0.4%
Anthem, Inc.,
2.75%, 10/15/42	2,200	9,250,332
Invitae Corp. (a)(b),
2.00%, 9/1/24	700	636,802
Teladoc Health, Inc.,
1.375%, 5/15/25	6,525	11,349,137

		21,236,271

Insurance—0.2%
AXA S.A. (a)(b),
7.25%, 5/15/21	6,930	8,003,284

Internet—4.6%
Boingo Wireless, Inc.,
1.00%, 10/1/23	3,435	3,051,891
Booking Holdings, Inc.,
0.35%, 6/15/20	5,325	8,277,066
0.90%, 9/15/21	14,735	17,017,075
Etsy Inc (a)(b),
0.125%, 10/1/26	15,455	13,978,172
FireEye, Inc.,
0.875%, 6/1/24	8,985	9,076,303
1.625%, 6/1/35, Ser. B	4,650	4,511,511
IAC FinanceCo 2, Inc. (a)(b),
0.875%, 6/15/26	9,480	10,677,324
IAC FinanceCo 3, Inc. (a)(b),
2.00%, 1/15/30	6,310	7,386,486
Okta, Inc. (a)(b),
0.125%, 9/1/25	17,575	17,084,952
Palo Alto Networks, Inc.,
0.75%, 7/1/23	20,025	22,137,455

	Principal Amount (000s)	Value
Proofpoint, Inc. (a)(b),
0.25%, 8/15/24	$14,480	$14,949,171
Q2 Holdings, Inc. (a)(b),
0.75%, 6/1/26	4,685	5,407,846
RingCentral, Inc.,
zero coupon, 3/15/23	4,900	10,301,271
Snap, Inc. (a)(b),
0.75%, 8/1/26	16,030	16,717,522
Trip.com Group Ltd.,
1.00%, 7/1/20	3,500	3,452,365
Twitter, Inc.,
0.25%, 6/15/24	15,170	14,695,937
Wayfair, Inc.,
1.00%, 8/15/26 (a)(b)	9,095	8,043,835
1.125%, 11/1/24	6,385	6,633,660
Weibo Corp.,
1.25%, 11/15/22	6,415	6,034,109
Wix.com Ltd.,
zero coupon, 7/1/23	6,570	7,506,225
Zendesk, Inc.,
0.25%, 3/15/23	6,845	9,361,588
Zillow Group, Inc.,
1.50%, 7/1/23	3,865	3,719,791
2.00%, 12/1/21	7,500	8,408,685

		228,430,240

Investment Companies—0.1%
Prospect Capital Corp.,
6.375%, 3/1/25	5,000	5,332,242

Iron/Steel—0.1%
Cleveland-Cliffs, Inc.,
1.50%, 1/15/25	2,575	3,084,444

Lodging—0.2%
Caesars Entertainment Corp.,
5.00%, 10/1/24	5,800	11,172,250

Media—1.8%
DISH Network Corp.,
2.375%, 3/15/24	14,960	13,716,076
3.375%, 8/15/26	17,910	17,272,404
Liberty Interactive LLC (a)(b),
1.75%, 9/30/46	8,700	12,794,156
Liberty Media Corp-Liberty Formula One,
1.00%, 1/30/23	6,570	8,755,858
Liberty Media Corp.,
1.375%, 10/15/23	11,375	15,334,637
2.25%, 9/30/46	2,580	1,497,668
2.75%, 12/1/49 (a)(b)	12,185	12,824,713
World Wrestling Entertainment, Inc.,
3.375%, 12/15/23	2,520	6,783,525

		88,979,037

Oil, Gas & Consumable Fuels—0.8%
Bristow Group, Inc.,
4.50%, 6/1/23	1,625	105,625
Chesapeake Energy Corp.,
5.50%, 9/15/26	17,205	8,368,237
Ensco Jersey Finance Ltd.,
3.00%, 1/31/24	9,245	6,650,622
Nabors Industries, Inc.,
0.75%, 1/15/24	8,145	6,107,426
Oasis Petroleum, Inc.,
2.625%, 9/15/23	9,190	7,225,637
Oil States International, Inc.,
1.50%, 2/15/23	2,450	2,211,370
Transocean, Inc.,
0.50%, 1/30/23	8,635	8,645,794

		39,314,711

Pharmaceuticals—2.0%
Clovis Oncology, Inc.,
1.25%, 5/1/25	4,440	2,852,700
2.50%, 9/15/21	4,020	3,513,916

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	75

Schedule of Investments

December 31, 2019 (Unaudited)

	Principal Amount (000s)	Value
Dermira, Inc.,
3.00%, 5/15/22	$3,065	$2,833,890
DexCom, Inc.,
0.75%, 12/1/23	13,680	20,296,977
Flexion Therapeutics, Inc.,
3.375%, 5/1/24	3,510	3,762,418
Herbalife Nutrition Ltd.,
2.625%, 3/15/24	6,575	6,836,892
Horizon Pharma Investment Ltd.,
2.50%, 3/15/22	4,915	6,515,447
Jazz Investments I Ltd.,
1.875%, 8/15/21	9,950	10,269,636
Neurocrine Biosciences, Inc.,
2.25%, 5/15/24	7,750	11,906,226
Sarepta Therapeutics, Inc.,
1.50%, 11/15/24	7,465	14,538,088
Supernus Pharmaceuticals, Inc.,
0.625%, 4/1/23	6,355	5,784,134
Teva Pharmaceutical Finance Co. LLC, Ser. C,
0.25%, 2/1/26	7,285	6,942,100
Tilray, Inc.,
5.00%, 10/1/23	2,975	1,591,625

		97,644,049

Pipelines—0.3%
Cheniere Energy, Inc.,
4.25%, 3/15/45	15,605	12,367,783

Retail—0.2%
RH,
zero coupon, 6/15/23	8,610	10,945,945

Semiconductors—2.5%
Cree, Inc.,
0.875%, 9/1/23	6,805	7,231,145
Inphi Corp.,
0.75%, 9/1/21	8,470	11,992,294
Microchip Technology, Inc.,
1.625%, 2/15/27	32,480	46,365,200
2.25%, 2/15/37	3,150	4,583,545
Micron Technology, Inc., Ser. D,
3.125%, 5/1/32	1,530	8,243,907
ON Semiconductor Corp.,
1.625%, 10/15/23	13,400	18,508,750
Silicon Laboratories, Inc.,
1.375%, 3/1/22	565	752,337
Synaptics, Inc.,
0.50%, 6/15/22	8,045	8,940,285
Teradyne, Inc.,
1.25%, 12/15/23	5,215	11,450,228
Veeco Instruments, Inc.,
2.70%, 1/15/23	6,560	6,200,964

		124,268,655

Software—5.0%
Akamai Technologies, Inc.,
0.125%, 5/1/25	17,390	19,298,495
0.375%, 9/1/27 (a)(b)	4,240	4,194,185
Allscripts Healthcare Solutions, Inc.,
1.25%, 7/1/20	6,585	6,536,041
Alteryx, Inc. (a)(b),
0.50%, 8/1/24	5,740	5,497,130
1.00%, 8/1/26	8,250	7,751,614
Atlassian, Inc.,
0.625%, 5/1/23	9,880	15,638,023
Avaya Holdings Corp.,
2.25%, 6/15/23	5,740	5,123,478
Coupa Software, Inc. (a)(b),
0.125%, 6/15/25	10,050	11,907,867
DocuSign, Inc.,
0.50%, 9/15/23	8,610	10,733,969
Envestnet, Inc.,
1.75%, 6/1/23	6,090	7,318,037

	Principal Amount (000s)	Value
Everbridge, Inc. (a)(b),
0.125%, 12/15/24	$5,325	$5,289,052
Evolent Health, Inc.,
1.50%, 10/15/25	3,470	2,455,126
2.00%, 12/1/21	1,400	1,258,337
Guidewire Software, Inc.,
1.25%, 3/15/25	5,420	6,396,253
HubSpot, Inc.,
0.25%, 6/1/22	1,565	2,711,876
j2 Global, Inc. (a)(b),
1.75%, 11/1/26	8,180	8,339,431
Momo, Inc.,
1.25%, 7/1/25	3,990	3,718,181
MongoDB, Inc.,
0.75%, 6/15/24	2,555	5,172,278
New Relic, Inc.,
0.50%, 5/1/23	7,910	7,706,584
Nutanix, Inc.,
zero coupon, 1/15/23	9,845	9,817,053
Pluralsight, Inc. (a)(b),
0.375%, 3/1/24	8,240	7,172,287
SailPoint Technologies Holding, Inc. (a)(b),
0.125%, 9/15/24	4,605	4,976,809
Sea Ltd. (a)(b),
1.00%, 12/1/24	7,540	8,243,496
ServiceNow, Inc.,
zero coupon, 6/1/22	8,765	18,513,075
Splunk, Inc.,
0.50%, 9/15/23	9,455	11,405,094
1.125%, 9/15/25	12,010	14,839,856
Tabula Rasa HealthCare, Inc. (a)(b),
1.75%, 2/15/26	3,845	3,861,822
Twilio, Inc.,
0.25%, 6/1/23	4,755	7,270,081
Workday, Inc.,
0.25%, 10/1/22	14,135	18,127,140
Workiva, Inc. (a)(b),
1.125%, 8/15/26	4,675	4,203,995

		245,476,665

Telecommunications—0.6%
Brocade Communications Systems, Inc.,
1.375%, 1/1/20	4,450	4,438,875
CalAmp Corp.,
2.00%, 8/1/25	2,330	1,941,050
Infinera Corp.,
2.125%, 9/1/24	6,265	6,644,780
Viavi Solutions, Inc.,
1.00%, 3/1/24	2,185	2,824,098
1.75%, 6/1/23	7,478	9,421,887
Vonage Holdings Corp. (a)(b),
1.75%, 6/1/24	5,075	4,556,822

		29,827,512

Transportation—0.3%
Atlas Air Worldwide Holdings, Inc.,
1.875%, 6/1/24	1,400	1,187,340
2.25%, 6/1/22	6,445	5,889,119
Greenbrier Cos., Inc.,
2.875%, 2/1/24	4,515	4,392,289
Teekay Corp.,
5.00%, 1/15/23	1,625	1,429,602

		12,898,350

Total Convertible Bonds & Notes (cost—$1,323,800,478)		1,290,383,036

	Shares

Convertible Preferred Stock—4.8%

Banks—1.0%
Bank of America Corp., Ser. L (e),
7.25%	10,840	15,707,160

	Shares	Value
Wells Fargo & Co., Ser. L (e),
7.50%	22,805	$33,067,250

		48,774,410

Chemicals—0.3%
International Flavors & Fragrances, Inc.,
6.00%, 9/15/21	250,765	12,039,228

Computers—0.3%
NCR Corp., Ser. A, PIK 5.50% (e),
5.50%	9,377	12,244,635

Diversified Financial Services—0.1%
AMG Capital Trust II,
5.15%, 10/15/37	104,490	5,067,765

Electric Utilities—0.1%
NextEra Energy, Inc.,
4.872%, 9/1/22	15,000	769,200
Southern Co., Ser. 2019,
6.75%, 8/1/22	84,000	4,527,600

		5,296,800

Equity Real Estate Investment Trusts (REITs)—0.4%
Crown Castle International Corp., Ser. A,
6.875%, 8/1/20	15,115	19,373,500

Hand/Machine Tools—0.3%
Stanley Black & Decker, Inc.,
5.375%, 5/15/20	148,435	16,198,711

Healthcare Equipment & Supplies—0.8%
Becton Dickinson and Co., Ser. A,
6.125%, 5/1/20	279,770	18,313,744
Danaher Corp., Ser. A,
4.75%, 4/15/22	18,435	21,735,603

		40,049,347

Healthcare-Products—0.2%
Avantor, Inc., Ser. A,
6.25%, 5/15/22	183,425	11,555,775

Insurance—0.2%
Assurant, Inc., Ser. D,
6.50%, 3/15/21	63,295	8,141,003

Machinery—0.4%
Fortive Corp., Ser. A,
5.00%, 7/1/21	17,690	17,208,124

Multi-Utilities—0.3%
Sempra Energy, Ser. A,
6.00%, 1/15/21	133,900	16,070,678

Oil, Gas & Consumable Fuels—0.0%
Nabors Industries Ltd., Ser. A,
zero coupon	53,040	1,198,174

Semiconductors & Semiconductor Equipment—0.4%
Broadcom, Inc., Ser. A,
8.00%, 9/30/22	18,305	21,562,741

Total Convertible Preferred Stock (cost—$224,089,517)		234,780,891

Preferred Stock (a)(d)(f)(j)(k)—0.4%

Media—0.4%
LiveStyle, Inc., Ser. A	7,960	1,202,358
LiveStyle, Inc., Ser. B (h)	171,344	17,134,400
LiveStyle, Inc., Ser. B (h)	8,000	80

Total Preferred Stock (cost—$25,578,848)		18,336,838

76	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2019 (Unaudited)

	Shares	Value

Equity-linked Security—0.0%

Coal—0.0%
Arch Coal, Inc., expires
10/5/23 (d)(f)(j) (cost-$0)	$4,002	$100,383

	Units

Warrants (d)(f)(j)—0.0%

Advertising—0.0%
Affinion Group Holdings, Inc.,
exercise price $67.12, expires 4/1/24 (cost—$1,422,155; purchased 4/1/19) (i)	7,203	56,977

Media—0.0%
LiveStyle, Inc., Ser. C, expires 11/30/21 (k)	43,500	4

Semiconductors—0.0%
GT Advanced Technologies, Inc., expires 10/1/17 (c)	2,860,000	—	†

Total Warrants (cost—$1,422,155)		56,981

	Principal Amount (000s)	Value

Repurchase Agreements—3.9%
State Street Bank and Trust Co., dated 12/31/19, 0.25%, due 1/2/20, proceeds $193,216,684; collateralized by U.S. Treasury Bonds, 2.50%, due 2/15/46, valued at $197,081,434 including accrued interest
(cost—$193,214,000)	$193,214	$193,214,000

Total Investments, before options written (cost—$5,245,963,132)—99.5%		4,897,021,570

Total Options Written —(0.0)% (premiums received—$389,131) (j)(l)(m)		(226,131)

Total Investments, net of options written (cost—$5,245,574,001)—99.5%		4,896,795,439

Other assets less other liabilities—0.5%		25,983,086

Net Assets—100.0%		$4,922,778,525

Notes to Schedule of Investments:

† Actual amount rounds to less than $1.

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $1,217,527,270, representing 24.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,199,190,412, representing 24.4% of net assets.

(c) In default.

(d) Fair-Valued—Securities with an aggregate value of $27,077,539, representing 0.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Perpetual maturity. The date shown, if any, is the next call date.

(f) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h) Affiliated security.

(i) Restricted. The aggregate cost of such securities is $37,707,888. The aggregate value is $13,110,033, representing 0.3% of net assets.

(j) Non-income producing.

(k) A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.4% of net assets.

(l) Exchange traded-Chicago Board Options Exchange.

(m) Exchange traded option contracts outstanding at December 31, 2019:

Options written contracts outstanding at December 31, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)

Call options:
Advanced Micro Devices, Inc.	49.00 USD	1/17/20	(1,710)	$(171,000)	$(97,470)	$(49,215)	$(48,255)
Alibaba Group Holding Ltd.	220.00 USD	1/17/20	(305)	(30,500)	(42,395)	(42,992)	597
Broadcom, Inc.	335.00 USD	1/17/20	(155)	(15,500)	(8,525)	(8,364)	(161)
Dollar General Corp.	170.00 USD	1/17/20	(390)	(39,000)	(975)	(19,184)	18,209
DR Horton, Inc.	56.00 USD	1/17/20	(520)	(52,000)	(5,200)	(9,194)	3,994
Lam Research Corp.	317.50 USD	1/17/20	(252)	(25,200)	(6,426)	(23,224)	16,798
Micron Technology, Inc.	62.50 USD	1/17/20	(1,230)	(123,000)	(5,535)	(34,490)	28,955
Nike, Inc.	110.00 USD	1/17/20	(820)	(82,000)	(2,050)	(20,878)	18,828
NVIDIA Corp.	265.00 USD	1/17/20	(415)	(41,500)	(9,545)	(29,291)	19,746
PayPal Holdings, Inc.	115.00 USD	1/17/20	(975)	(97,500)	(21,938)	(77,474)	55,536
Salesforce.com, Inc.	175.00 USD	1/17/20	(705)	(70,500)	(8,460)	(26,212)	17,752
ServiceNow, Inc.	305.00 USD	1/17/20	(250)	(25,000)	(11,875)	(36,129)	24,254
Vertex Pharmaceuticals, Inc.	240.00 USD	1/17/20	(255)	(25,500)	(5,737)	(12,484)	6,747

Total options written contracts					$(226,131)	$(389,131)	$163,000

Glossary:

ADR—American Depositary Receipt

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	77

Schedule of Investments

December 31, 2019 (Unaudited)

AllianzGI Mid-Cap Fund

	Shares	Value

Common Stock—98.8%

Aerospace & Defense—3.2%
HEICO Corp., Class A	52,430	$4,694,058
L3Harris Technologies, Inc.	29,879	5,912,158

		10,606,216

Air Freight & Logistics—1.6%
XPO Logistics, Inc. (a)	67,279	5,362,136

Beverages—1.0%
MGP Ingredients, Inc.	70,990	3,439,466

Biotechnology—1.4%
Exact Sciences Corp. (a)	50,365	4,657,755

Capital Markets—2.3%
E*TRADE Financial Corp.	88,752	4,026,678
Tradeweb Markets, Inc., Class A	77,605	3,596,992

		7,623,670

Chemicals—1.4%
FMC Corp.	48,835	4,874,710

Commercial Services & Supplies—3.9%
Clean Harbors, Inc. (a)	72,560	6,222,020
Waste Connections, Inc.	75,632	6,866,629

		13,088,649

Containers & Packaging—2.2%
Crown Holdings, Inc. (a)	102,980	7,470,169

Electrical Equipment—2.2%
AMETEK, Inc.	74,942	7,474,715

Electronic Equipment, Instruments & Components—4.0%
IPG Photonics Corp. (a)	10,705	1,551,369
Keysight Technologies, Inc. (a)	49,535	5,083,777
TE Connectivity Ltd.	37,151	3,560,552
Trimble, Inc. (a)	81,522	3,398,652

		13,594,350

Entertainment—4.6%
Take-Two Interactive Software, Inc. (a)	78,435	9,602,797
Zynga, Inc., Class A (a)	957,201	5,858,070

		15,460,867

Food & Staples Retailing—1.3%
Grocery Outlet Holding Corp. (a)	134,365	4,360,144

Food Products—4.6%
Freshpet, Inc. (a)	95,015	5,614,436
Lamb Weston Holdings, Inc.	65,205	5,609,586
Sanderson Farms, Inc.	24,525	4,321,796

		15,545,818

Healthcare Equipment & Supplies—10.6%
Cooper Cos., Inc.	16,760	5,384,820
DexCom, Inc. (a)	63,782	13,951,675
Edwards Lifesciences Corp. (a)	22,083	5,151,743
Haemonetics Corp. (a)	41,643	4,784,781
IDEXX Laboratories, Inc. (a)	23,845	6,226,645

		35,499,664

Hotels, Restaurants & Leisure—3.4%
Chipotle Mexican Grill, Inc. (a)	7,560	6,328,552
Royal Caribbean Cruises Ltd.	38,583	5,151,216

		11,479,768

	Shares	Value

Insurance—3.7%
Arthur J Gallagher & Co.	68,705	$6,542,777
James River Group Holdings Ltd.	143,025	5,894,060

		12,436,837

IT Services—10.7%
Booz Allen Hamilton Holding Corp.	83,230	5,920,150
EPAM Systems, Inc. (a)	44,788	9,502,222
Fidelity National Information Services, Inc.	67,459	9,382,872
Repay Holdings Corp. (a)	144,440	2,116,046
WEX, Inc. (a)	29,328	6,143,043
Wix.com Ltd. (a)	23,044	2,820,125

		35,884,458

Life Sciences Tools & Services—1.3%
Agilent Technologies, Inc.	51,449	4,389,114

Machinery—0.9%
Parker-Hannifin Corp.	13,935	2,868,102

Multi-Line Retail—1.7%
Dollar Tree, Inc. (a)	60,462	5,686,451

Pharmaceuticals—4.4%
Catalent, Inc. (a)	107,632	6,059,682
Elanco Animal Health, Inc. (a)	178,090	5,244,750
Horizon Therapeutics PLC (a)	100,555	3,640,091

		14,944,523

Professional Services—3.6%
Equifax, Inc.	35,218	4,934,746
Verisk Analytics, Inc.	49,168	7,342,749

		12,277,495

Real Estate Management & Development—1.4%
CBRE Group, Inc., Class A (a)	75,481	4,626,231

Road & Rail—1.4%
Kansas City Southern	30,190	4,623,900

Semiconductors & Semiconductor Equipment—7.4%
Advanced Micro Devices, Inc. (a)	189,955	8,711,336
Entegris, Inc.	84,196	4,217,378
Lam Research Corp.	25,010	7,312,924
Monolithic Power Systems, Inc.	25,204	4,486,816

		24,728,454

Software—8.2%
Atlassian Corp. PLC, Class A (a)	40,745	4,903,253
Ceridian HCM Holding, Inc. (a)	82,330	5,588,561
Splunk, Inc. (a)	55,494	8,311,336
Trade Desk, Inc., Class A (a)	18,033	4,684,613
Workday, Inc., Class A (a)	24,689	4,060,106

		27,547,869

Specialty Retail—1.2%
Floor & Decor Holdings, Inc., Class A (a)	80,865	4,108,751

Textiles, Apparel & Luxury Goods—3.6%
Lululemon Athletica, Inc. (a)	33,940	7,862,880
VF Corp.	42,005	4,186,218

		12,049,098

	Shares	Value

Trading Companies & Distributors—1.6%
United Rentals, Inc. (a)	33,279	$5,549,939

Total Common Stock (cost—$244,671,187)		332,259,319

	Principal Amount (000s)

Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 12/31/19, 0.25%, due 1/2/20, proceeds $3,282,046; collateralized by U.S. Treasury Bonds, 3.00%, due 11/15/45, valued at $3,349,921 including accrued interest
(cost—$3,282,000)	$3,282	3,282,000

Total Investments (cost—$247,953,187)—99.8%		335,541,319

Other assets less liabilities—0.2%		555,913

Net Assets—100.0%		$336,097,232

Notes to Schedule of Investments:

(a) Non-income producing.

78	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2019 (Unaudited)

AllianzGI NFJ Dividend Value Fund

	Shares	Value

Common Stock—99.8%

Aerospace & Defense—5.0%
Curtiss-Wright Corp.	86,761	$12,223,757
General Dynamics Corp.	36,438	6,425,841
Lockheed Martin Corp.	64,365	25,062,444
United Technologies Corp.	124,015	18,572,487

		62,284,529

Air Freight & Logistics—1.0%
Expeditors International of Washington, Inc.	160,138	12,493,967

Automobiles—0.9%
General Motors Co.	317,314	11,613,692

Banks—13.1%
Bank of America Corp.	703,210	24,767,056
Citigroup, Inc.	312,870	24,995,184
Citizens Financial Group, Inc.	300,177	12,190,188
Comerica, Inc.	174,063	12,489,020
JPMorgan Chase & Co.	361,440	50,384,736
M&T Bank Corp.	74,994	12,730,232
PNC Financial Services Group, Inc.	75,711	12,085,747
U.S. Bancorp	207,704	12,314,770

		161,956,933

Beverages—1.0%
Diageo PLC ADR	74,200	12,496,764

Capital Markets—3.0%
Ameriprise Financial, Inc.	74,500	12,410,210
Morgan Stanley	485,145	24,800,612

		37,210,822

Chemicals—2.0%
Celanese Corp.	97,600	12,016,512
Dow, Inc.	230,206	12,599,174

		24,615,686

Communications Equipment—1.0%
Cisco Systems, Inc.	262,615	12,595,015

Construction & Engineering—0.9%
EMCOR Group, Inc.	133,050	11,482,215

Construction Materials—1.0%
Vulcan Materials Co.	87,111	12,543,113

Containers & Packaging—1.0%
Avery Dennison Corp.	93,866	12,279,550

Diversified Telecommunication Services—3.0%
AT&T, Inc.	645,263	25,216,878
Verizon Communications, Inc.	200,121	12,287,429

		37,504,307

Electric Utilities—3.0%
American Electric Power Co., Inc.	132,354	12,508,777
Exelon Corp.	269,798	12,300,091
Pinnacle West Capital Corp.	133,769	12,029,846

		36,838,714

Electrical Equipment—1.0%
Eaton Corp. PLC	130,119	12,324,872

Entertainment—1.0%
Walt Disney Co.	85,317	12,339,398

Equity Real Estate Investment Trusts (REITs)—3.0%
Alexandria Real Estate Equities, Inc.	75,691	12,230,152
CoreSite Realty Corp.	106,019	11,886,850

	Shares	Value
Crown Castle International Corp.	86,693	$12,323,410

		36,440,412

Food Products—2.0%
Lamb Weston Holdings, Inc.	143,262	12,324,830
Mondelez International, Inc., Class A	229,171	12,622,739

		24,947,569

Healthcare Equipment & Supplies—4.0%
Hill-Rom Holdings, Inc.	107,644	12,220,823
Medtronic PLC	217,970	24,728,697
Stryker Corp.	59,526	12,496,888

		49,446,408

Healthcare Providers & Services—2.0%
Humana, Inc.	33,126	12,141,342
Quest Diagnostics, Inc.	113,347	12,104,326

		24,245,668

Hotels, Restaurants & Leisure—1.9%
Darden Restaurants, Inc.	106,210	11,577,952
Royal Caribbean Cruises Ltd.	91,930	12,273,574

		23,851,526

Household Products—1.0%
Church & Dwight Co., Inc.	176,192	12,393,345

Industrial Conglomerates—1.6%
General Electric Co.	564,112	6,295,490
Roper Technologies, Inc.	36,361	12,880,157

		19,175,647

Insurance—6.8%
Allstate Corp.	110,697	12,447,878
MetLife, Inc.	243,999	12,436,629
Primerica, Inc.	89,766	11,719,849
Progressive Corp.	306,496	22,187,245
Reinsurance Group of America, Inc.	151,325	24,675,055

		83,466,656

IT Services—1.0%
Automatic Data Processing, Inc.	73,423	12,518,622

Life Sciences Tools & Services—1.0%
Agilent Technologies, Inc.	144,540	12,330,707

Machinery—3.1%
Crane Co.	145,674	12,583,320
Stanley Black & Decker, Inc.	76,399	12,662,371
Toro Co.	155,451	12,384,781

		37,630,472

Media—3.0%
Comcast Corp., Class A	822,100	36,969,837

Multi-Utilities—1.0%
Public Service Enterprise Group, Inc.	203,649	12,025,473

Oil, Gas & Consumable Fuels—10.3%
Chevron Corp.	362,054	43,631,128
ConocoPhillips	359,165	23,356,500
EOG Resources, Inc.	136,480	11,431,565
Marathon Petroleum Corp.	197,198	11,881,179
Royal Dutch Shell PLC, Class A ADR	217,158	12,807,979
TC Energy Corp.	235,642	12,562,075
Valero Energy Corp.	126,249	11,823,219

		127,493,645

	Shares	Value

Personal Products—1.0%
Unilever NV	218,148	$12,534,784

Pharmaceuticals—6.5%
Bristol-Myers Squibb Co.	194,137	12,461,654
Johnson & Johnson	298,294	43,512,146
Pfizer, Inc.	310,947	12,182,903
Roche Holding AG ADR	307,248	12,492,704

		80,649,407

Road & Rail—1.0%
Kansas City Southern	82,358	12,613,951

Semiconductors & Semiconductor Equipment—3.1%
Broadcom, Inc.	37,838	11,957,565
Intel Corp.	428,344	25,636,388

		37,593,953

Software—1.9%
Oracle Corp.	443,169	23,479,094

Specialty Retail—4.0%
Lowe’s Cos., Inc.	209,436	25,082,055
TJX Cos., Inc.	203,604	12,432,060
Tractor Supply Co.	130,335	12,178,503

		49,692,618

Textiles, Apparel & Luxury Goods—1.0%
Columbia Sportswear Co.	121,200	12,143,028

Tobacco—1.7%
Philip Morris International, Inc.	240,747	20,485,162

Total Common Stock (cost—$1,076,279,479)		1,232,707,561

	Principal Amount (000s)

Repurchase Agreements—0.6%

State Street Bank and Trust Co., dated 12/31/19, 0.25%, due 1/2/20, proceeds $7,594,105; collateralized by U.S. Treasury Bonds, 2.50%, due 2/15/46-5/15/46, valued at $7,746,570 including accrued interest

(cost—$7,594,000)	$7,594	7,594,000

Total Investments (cost—$1,083,873,479) —100.4%		1,240,301,561

Liabilities in excess of other assets—(0.4)%		(4,360,493)

Net Assets—100.0%		$1,235,941,068

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	79

Schedule of Investments

December 31, 2019 (Unaudited)

AllianzGI NFJ International Value Fund

	Shares	Value

Common Stock—98.0%

Australia—1.9%
Macquarie Group Ltd.	17,871	$1,730,704
Westpac Banking Corp.	89,154	1,522,459

		3,253,163

Belgium—1.0%
Anheuser-Busch InBev S.A. ADR	20,999	1,722,758

Brazil—1.1%
Banco Bradesco S.A. ADR	207,670	1,858,646

Canada—10.5%
Bank of Montreal	23,200	1,798,000
Canadian Pacific Railway Ltd.	13,441	3,426,783
Enerplus Corp.	175,900	1,254,167
Magna International, Inc.	27,256	1,494,719
Manulife Financial Corp.	86,068	1,746,320
TC Energy Corp.	63,460	3,383,052
Toronto-Dominion Bank	83,540	4,689,100

		17,792,141

China—12.1%
Anhui Conch Cement Co., Ltd., Class H	498,500	3,632,134
China Construction Bank Corp., Class H	2,135,100	1,851,220
China Mobile Ltd.	361,500	3,054,623
China Shenhua Energy Co., Ltd., Class H	744,000	1,555,632
Haier Electronics Group Co., Ltd.	646,000	2,018,323
Hengan International Group Co., Ltd.	239,500	1,705,975
Longfor Group Holdings Ltd. (a)	357,500	1,674,165
Ping An Insurance Group Co of China Ltd., Class A	117,117	1,439,254
Shenzhen Expressway Co., Ltd., Class H	1,144,000	1,641,592
Tencent Holdings Ltd.	40,000	1,927,045

		20,499,963

France—8.0%
Capgemini SE	28,002	3,424,780
Euronext NV (a)	22,128	1,808,740
Kering S.A.	2,608	1,718,449
Sanofi	35,329	3,548,001
Thales S.A.	29,325	3,051,407

		13,551,377

Germany—6.2%
BASF SE	18,879	1,422,280
Bayer AG	22,143	1,800,151
Deutsche Telekom AG	99,558	1,626,994
Fresenius SE & Co. KGaA	34,684	1,951,788
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,897	1,740,163
SAP SE	13,761	1,852,205

		10,393,581

Hong Kong—4.1%
AIA Group Ltd.	330,800	3,479,341
CLP Holdings Ltd.	147,500	1,548,369
Sands China Ltd.	345,600	1,846,565

		6,874,275

India—0.8%
Reliance Industries Ltd. GDR (a)	32,098	1,365,770

	Shares	Value

Ireland—1.1%
Smurfit Kappa Group PLC	46,602	$1,796,840

Italy—1.1%
Terna Rete Elettrica Nazionale SpA	285,796	1,911,378

Japan—9.9%
Astellas Pharma, Inc.	103,000	1,758,208
Daiwa House Industry Co., Ltd.	47,700	1,476,641
Hitachi Ltd.	46,040	1,942,692
KDDI Corp.	56,000	1,670,835
Mitsubishi Corp.	64,400	1,706,043
Sony Corp.	71,600	4,861,473
Tokio Marine Holdings, Inc.	57,400	3,213,756

		16,629,648

Korea (Republic of)—2.1%
Samsung Electronics Co., Ltd.	73,547	3,543,998

Netherlands—2.9%
ING Groep NV	132,412	1,591,911
Unilever NV	56,508	3,243,032

		4,834,943

Russian Federation—1.1%
Lukoil PJSC ADR	19,070	1,882,400

Singapore—3.1%
DBS Group Holdings Ltd.	173,600	3,347,223
Singapore Exchange Ltd.	279,500	1,840,823

		5,188,046

South Africa—0.7%
Naspers Ltd., Class N	6,957	1,138,491

Spain—2.8%
Banco Santander S.A.	739,141	3,099,032
Iberdrola S.A.	165,526	1,705,839

		4,804,871

Switzerland—5.3%
Nestle S.A.	31,102	3,367,264
Roche Holding AG	17,192	5,587,446

		8,954,710

Taiwan—1.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	54,876	3,188,296

United Kingdom—17.3%
3i Group PLC	111,998	1,629,763
BAE Systems PLC ADR	105,368	3,190,543
Carnival PLC	35,252	1,689,753
Coca-Cola HBC AG (c)	52,676	1,790,456
Compass Group PLC	69,386	1,738,936
Diageo PLC ADR	9,676	1,629,632
GlaxoSmithKline PLC	142,186	3,340,948
Imperial Brands PLC	126,757	3,136,004
Legal & General Group PLC	792,268	3,182,586
Rio Tinto PLC	27,884	1,650,592
Royal Dutch Shell PLC, Class A ADR	105,140	6,201,157

		29,180,370

United States—3.0%
Broadcom, Inc.	5,500	1,738,110
Constellation Brands, Inc., Class A	8,501	1,613,065
Expeditors International of Washington, Inc.	22,330	1,742,186

		5,093,361

Total Common Stock (cost—$149,490,444)		165,459,026

	Shares	Value

Preferred Stock—1.9%

Germany—1.9%
Porsche Automobil Holding SE (cost—$2,917,393)	41,698	$3,093,917

	Principal Amount (000s)

Repurchase Agreements—0.2%
State Street Bank and Trust Co., dated 12/31/19, 0.25%, due 1/2/20, proceeds $414,006; collateralized by U.S. Treasury Bonds, 2.50%, due 2/15/46, valued at $426,122 including accrued interest
(cost—$414,000)	$414	414,000

Total Investments (cost—$152,821,837) (b) —100.1%		168,966,943

Liabilities in excess of other assets—(0.1)%		(177,500)

Net Assets—100.0%		$168,789,443

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $4,848,675, representing 2.9% of net assets.

(b) Securities with an aggregate value of $124,628,239, representing 73.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

80	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2019 (Unaudited)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	11.7%
Pharmaceuticals	9.5%
Oil, Gas & Consumable Fuels	9.3%
Insurance	8.8%
Capital Markets	4.2%
Household Durables	4.1%
Beverages	4.0%
Aerospace & Defense	3.7%
Hotels, Restaurants & Leisure	3.1%
Electric Utilities	3.1%
Personal Products	2.9%
Semiconductors & Semiconductor Equipment	2.9%
Wireless Telecommunication Services	2.8%
Construction Materials	2.1%
Technology Hardware, Storage & Peripherals	2.1%
Road & Rail	2.0%
IT Services	2.0%
Food Products	2.0%
Real Estate Management & Development	1.9%
Tobacco	1.9%
Automobiles	1.8%
Healthcare Providers & Services	1.2%
Electronic Equipment, Instruments & Components	1.1%
Interactive Media & Services	1.1%
Software	1.1%
Containers & Packaging	1.1%
Air Freight & Logistics	1.0%
Textiles, Apparel & Luxury Goods	1.0%
Trading Companies & Distributors	1.0%
Metals & Mining	1.0%
Transportation Infrastructure	1.0%
Diversified Telecommunication Services	1.0%
Auto Components	0.9%
Chemicals	0.8%
Internet & Direct Marketing Retail	0.7%
Repurchase Agreements	0.2%
Liabilities in excess of other assets	(0.1)%

100.0%

AllianzGI NFJ Large-Cap Value Fund

	Shares	Value

Common Stock—99.7%

Aerospace & Defense—3.7%
Curtiss-Wright Corp.	29,916	$4,214,865
General Dynamics Corp.	8,908	1,570,926
Lockheed Martin Corp.	8,000	3,115,040
United Technologies Corp.	21,788	3,262,971

		12,163,802

Air Freight & Logistics—1.0%
Expeditors International of Washington, Inc.	40,976	3,196,947

Banks—13.4%
Bank of America Corp.	256,167	9,022,202
Citigroup, Inc.	87,400	6,982,386
Citizens Financial Group, Inc.	81,165	3,296,110
Comerica, Inc.	47,165	3,384,089
JPMorgan Chase & Co.	99,700	13,898,180
PNC Financial Services Group, Inc.	23,441	3,741,887
U.S. Bancorp	52,576	3,117,231

		43,442,085

Beverages—1.0%
Diageo PLC ADR	18,500	3,115,770

Capital Markets—4.2%
Ameriprise Financial, Inc.	21,760	3,624,781
Morgan Stanley	134,000	6,850,080
Nasdaq, Inc.	29,361	3,144,563

		13,619,424

Chemicals—2.1%
Celanese Corp.	25,800	3,176,496
Dow, Inc.	66,846	3,658,482

		6,834,978

Communications Equipment—0.9%
Cisco Systems, Inc.	58,117	2,787,291

Construction & Engineering—1.0%
EMCOR Group, Inc.	37,268	3,216,228

Construction Materials—1.0%
Vulcan Materials Co.	22,893	3,296,363

Consumer Finance—1.0%
Discover Financial Services	37,300	3,163,786

Containers & Packaging—1.1%
Avery Dennison Corp.	26,252	3,434,287

Diversified Telecommunication Services—2.8%
AT&T, Inc.	156,789	6,127,314
Verizon Communications, Inc.	50,871	3,123,479

		9,250,793

Electric Utilities—2.7%
Entergy Corp.	24,865	2,978,827
Exelon Corp.	66,592	3,035,930
Pinnacle West Capital Corp.	29,839	2,683,421

		8,698,178

Electrical Equipment—1.1%
Eaton Corp. PLC	36,600	3,466,752

Entertainment—1.0%
Walt Disney Co.	23,376	3,380,871

Equity Real Estate Investment Trusts (REITs)—3.8%
Alexandria Real Estate Equities, Inc.	21,081	3,406,268
CoreSite Realty Corp.	23,805	2,669,016

	Shares	Value
Crown Castle International Corp.	21,299	$3,027,653
Prologis, Inc.	34,599	3,084,155

		12,187,092

Food & Staples Retailing—0.5%
Sysco Corp.	19,445	1,663,325

Food Products—1.9%
Lamb Weston Holdings, Inc.	37,792	3,251,246
Mondelez International, Inc., Class A	56,000	3,084,480

		6,335,726

Healthcare Equipment & Supplies—3.4%
Abbott Laboratories	18,507	1,607,518
Baxter International, Inc.	18,506	1,547,472
Hill-Rom Holdings, Inc.	28,317	3,214,829
Medtronic PLC	39,900	4,526,655

		10,896,474

Healthcare Providers & Services—3.5%
CVS Health Corp.	24,208	1,798,412
HCA Healthcare, Inc.	18,700	2,764,047
Humana, Inc.	9,526	3,491,470
Quest Diagnostics, Inc.	29,700	3,171,663

		11,225,592

Hotels, Restaurants & Leisure—2.4%
Darden Restaurants, Inc.	24,820	2,705,628
Domino’s Pizza, Inc.	6,027	1,770,612
Royal Caribbean Cruises Ltd.	25,700	3,431,207

		7,907,447

Household Products—1.5%
Church & Dwight Co., Inc.	46,725	3,286,637
Procter & Gamble Co.	13,138	1,640,936

		4,927,573

Industrial Conglomerates—2.1%
General Electric Co.	170,872	1,906,931
Honeywell International, Inc.	8,713	1,542,201
Roper Technologies, Inc.	9,094	3,221,368

		6,670,500

Insurance—5.7%
Allstate Corp.	29,200	3,283,540
MetLife, Inc.	61,428	3,130,985
Primerica, Inc.	26,421	3,449,526
Progressive Corp.	73,688	5,334,274
Reinsurance Group of America, Inc.	20,100	3,277,506

		18,475,831

IT Services—1.0%
Automatic Data Processing, Inc.	18,715	3,190,907

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	20,918	1,784,515

Machinery—2.6%
Crane Co.	19,494	1,683,892
Stanley Black & Decker, Inc.	20,298	3,364,190
Toro Co.	41,040	3,269,657

		8,317,739

Media—1.9%
Comcast Corp., Class A	138,100	6,210,357

Multi-Utilities—0.9%
Public Service Enterprise Group, Inc.	49,368	2,915,180

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	81

Schedule of Investments

December 31, 2019 (Unaudited)

	Shares	Value

Oil, Gas & Consumable Fuels—10.3%
Chevron Corp.	89,545	$10,791,068
ConocoPhillips	111,700	7,263,851
EOG Resources, Inc.	37,458	3,137,482
Kinder Morgan, Inc.	151,522	3,207,721
Marathon Oil Corp.	231,292	3,140,945
Marathon Petroleum Corp.	49,338	2,972,615
Royal Dutch Shell PLC, Class A ADR	26,465	1,560,906
Valero Energy Corp.	15,793	1,479,014

		33,553,602

Personal Products—0.9%
Unilever NV	50,562	2,905,293

Pharmaceuticals—5.6%
Bristol-Myers Squibb Co.	13,926	893,910
Johnson & Johnson	70,424	10,272,749
Pfizer, Inc.	84,597	3,314,510
Roche Holding AG ADR	87,144	3,543,275

		18,024,444

Road & Rail—0.9%
Union Pacific Corp.	17,000	3,073,430

Semiconductors & Semiconductor Equipment—3.1%
Broadcom, Inc.	10,281	3,249,002
Intel Corp.	116,500	6,972,525

		10,221,527

Software—2.1%
Microsoft Corp.	22,280	3,513,556
Oracle Corp.	60,800	3,221,184

		6,734,740

Specialty Retail—4.6%
Best Buy Co., Inc.	24,485	2,149,783
Lowe’s Cos., Inc.	53,485	6,405,364
TJX Cos., Inc.	55,090	3,363,795
Tractor Supply Co.	33,154	3,097,910

		15,016,852

Textiles, Apparel & Luxury Goods—1.0%
Columbia Sportswear Co.	31,118	3,117,712

Tobacco—1.5%
Philip Morris International, Inc.	58,130	4,946,282

Total Investments (cost—$292,190,104)—99.7%		323,369,695

Other assets less liabilities—0.3%		924,649

Net Assets—100.0%		$324,294,344

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

AllianzGI NFJ Mid-Cap Value Fund

	Shares	Value

Common Stock—98.7%

Aerospace & Defense—2.7%
Curtiss-Wright Corp.	100,514	$14,161,418
L3Harris Technologies, Inc.	59,090	11,692,138
Northrop Grumman Corp.	39,990	13,755,360

		39,608,916

Air Freight & Logistics—1.0%
Expeditors International of Washington, Inc.	183,463	14,313,783

Airlines—0.4%
Copa Holdings S.A., Class A	55,531	6,001,791

Banks—7.1%
Citizens Financial Group, Inc.	371,950	15,104,890
Comerica, Inc.	199,680	14,327,040
Fifth Third Bancorp	589,269	18,114,129
KeyCorp	363,660	7,360,479
M&T Bank Corp.	86,187	14,630,243
Regions Financial Corp.	840,570	14,424,181
TCF Financial Corp.	156,604	7,329,067
Western Alliance Bancorp	213,623	12,176,511

		103,466,540

Beverages—1.0%
Constellation Brands, Inc., Class A	38,634	7,330,801
Keurig Dr Pepper, Inc.	239,409	6,930,891

		14,261,692

Capital Markets—5.0%
Ameriprise Financial, Inc.	85,076	14,171,960
Cboe Global Markets, Inc.	56,697	6,803,640
Intercontinental Exchange, Inc.	117,559	10,880,086
Northern Trust Corp.	112,849	11,989,078
SEI Investments Co.	227,180	14,875,746
Stifel Financial Corp.	232,165	14,080,807

		72,801,317

Chemicals—2.7%
Celanese Corp.	56,494	6,955,541
Ecolab, Inc.	38,390	7,408,886
FMC Corp.	35,937	3,587,232
LyondellBasell Industries NV, Class A	77,996	7,369,062
Scotts Miracle-Gro Co.	130,150	13,819,327

		39,140,048

Commercial Services & Supplies—1.0%
Republic Services, Inc.	157,810	14,144,510

Communications Equipment—0.5%
Motorola Solutions, Inc.	45,042	7,258,068

Construction & Engineering—0.4%
EMCOR Group, Inc.	76,809	6,628,617

Construction Materials—1.0%
Vulcan Materials Co.	101,270	14,581,867

Consumer Finance—0.9%
Discover Financial Services	159,410	13,521,156

Containers & Packaging—1.8%
Avery Dennison Corp.	52,567	6,876,815
Sealed Air Corp.	287,486	11,450,567
Sonoco Products Co.	118,861	7,336,101

		25,663,483

	Shares	Value

Diversified Consumer Services—1.1%
Service Corp. International	158,040	$7,274,581
Strategic Education, Inc.	52,549	8,350,036

		15,624,617

Electric Utilities—2.2%
Evergy, Inc.	213,648	13,906,348
Otter Tail Corp.	72,285	3,707,498
Xcel Energy, Inc.	232,297	14,748,537

		32,362,383

Electrical Equipment—0.9%
AMETEK, Inc.	139,035	13,867,351

Electronic Equipment, Instruments & Components—0.7%
Amphenol Corp., Class A	33,758	3,653,628
FLIR Systems, Inc.	128,256	6,678,290

		10,331,918

Entertainment—0.9%
Activision Blizzard, Inc.	122,296	7,266,828
World Wrestling Entertainment, Inc., Class A	93,701	6,078,384

		13,345,212

Equity Real Estate Investment Trusts (REITs)—11.3%
Alexandria Real Estate Equities, Inc.	87,156	14,082,666
AvalonBay Communities, Inc.	56,940	11,940,318
Boston Properties, Inc.	96,003	13,234,974
CoreSite Realty Corp.	113,860	12,765,983
Crown Castle International Corp.	105,429	14,986,732
Douglas Emmett, Inc.	310,580	13,634,462
Equinix, Inc.	5,843	3,410,559
Extra Space Storage, Inc.	132,690	14,014,718
Lamar Advertising Co., Class A	113,190	10,103,339
National Health Investors, Inc.	160,330	13,063,688
Prologis, Inc.	153,640	13,695,470
Public Storage	32,584	6,939,089
Terreno Realty Corp.	49,076	2,656,975
UDR, Inc.	196,550	9,178,885
Ventas, Inc.	184,050	10,627,047

		164,334,905

Food Products—1.8%
Lamb Weston Holdings, Inc.	166,688	14,340,169
Tyson Foods, Inc., Class A	125,884	11,460,479

		25,800,648

Gas Utilities—2.4%
Atmos Energy Corp.	66,642	7,454,574
ONE Gas, Inc.	155,969	14,594,019
Southwest Gas Holdings, Inc.	181,305	13,773,741

		35,822,334

Healthcare Equipment & Supplies—1.4%
STERIS PLC	86,990	13,259,016
Stryker Corp.	34,781	7,301,923

		20,560,939

Healthcare Providers & Services—2.6%
Encompass Health Corp.	160,113	11,091,027
Humana, Inc.	35,841	13,136,443
Quest Diagnostics, Inc.	124,221	13,265,561

		37,493,031

82	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2019 (Unaudited)

	Shares	Value

Hotels, Restaurants & Leisure—4.5%
Cedar Fair L.P.	122,244	$6,777,207
Darden Restaurants, Inc.	61,120	6,662,691
Domino’s Pizza, Inc.	24,532	7,207,011
Dunkin’ Brands Group, Inc.	92,537	6,990,245
Royal Caribbean Cruises Ltd.	165,942	22,154,917
Vail Resorts, Inc.	28,131	6,746,658
Yum China Holdings, Inc.	179,789	8,631,670

		65,170,399

Household Durables—1.0%
Garmin Ltd.	36,547	3,565,525
PulteGroup, Inc.	269,615	10,461,062

		14,026,587

Household Products—0.7%
Church & Dwight Co., Inc.	146,206	10,284,130

Industrial Conglomerates—1.0%
Roper Technologies, Inc.	40,493	14,343,835

Insurance—8.9%
Allstate Corp.	93,891	10,558,043
American Financial Group, Inc.	126,730	13,895,944
Aon PLC	33,709	7,021,248
Cincinnati Financial Corp.	83,369	8,766,250
Hanover Insurance Group, Inc.	100,607	13,749,959
Lincoln National Corp.	242,890	14,332,939
Primerica, Inc.	82,050	10,712,448
Progressive Corp.	232,091	16,801,067
Reinsurance Group of America, Inc.	80,183	13,074,640
Selective Insurance Group, Inc.	209,867	13,681,230
Unum Group	236,154	6,886,251

		129,480,019

IT Services—4.3%
Amdocs Ltd.	182,674	13,187,236
Automatic Data Processing, Inc.	41,235	7,030,567
MAXIMUS, Inc.	139,880	10,405,673
Paychex, Inc.	118,731	10,099,259
Science Applications International Corp.	81,693	7,108,925
VeriSign, Inc. (a)	76,367	14,714,394

		62,546,054

Life Sciences Tools & Services—2.4%
Agilent Technologies, Inc.	240,313	20,501,102
PerkinElmer, Inc.	155,426	15,091,865

		35,592,967

Machinery—4.1%
Crane Co.	148,220	12,803,244
ITT, Inc.	98,946	7,313,099
Oshkosh Corp.	90,508	8,566,582
Stanley Black & Decker, Inc.	48,829	8,092,918
Toro Co.	166,637	13,275,970
Woodward, Inc.	79,945	9,468,686

		59,520,499

Metals & Mining—1.1%
Reliance Steel & Aluminum Co.	30,100	3,604,776
Royal Gold, Inc.	62,078	7,589,035
Steel Dynamics, Inc.	160,814	5,474,109

		16,667,920

	Shares	Value

Mortgage Real Estate Investment Trusts (REITs)—0.5%
New Residential Investment Corp.	435,448	$7,015,067

Multi-Utilities—3.6%
DTE Energy Co.	143,978	18,698,423
NiSource, Inc.	673,781	18,758,063
Sempra Energy	97,303	14,739,458

		52,195,944

Oil, Gas & Consumable Fuels—5.1%
Cabot Oil & Gas Corp.	213,753	3,721,440
ConocoPhillips	116,697	7,588,806
Devon Energy Corp.	277,790	7,214,206
Diamondback Energy, Inc.	73,630	6,837,282
EOG Resources, Inc.	93,270	7,812,295
Marathon Oil Corp.	533,580	7,246,017
Marathon Petroleum Corp.	108,253	6,522,243
ONEOK, Inc.	135,267	10,235,654
Pioneer Natural Resources Co.	53,870	8,154,302
Williams Cos., Inc.	400,110	9,490,609

		74,822,854

Personal Products—0.5%
Estee Lauder Cos., Inc., Class A	36,097	7,455,474

Pharmaceuticals—0.5%
Zoetis, Inc.	59,101	7,822,017

Professional Services—0.5%
TransUnion	83,711	7,166,499

Road & Rail—1.3%
Canadian Pacific Railway Ltd.	46,064	11,744,017
Kansas City Southern	50,572	7,745,607

		19,489,624

Semiconductors & Semiconductor Equipment—1.3%
Broadcom, Inc.	33,596	10,617,008
NXP Semiconductors NV	64,079	8,154,694

		18,771,702

Software—1.0%
SS&C Technologies Holdings, Inc.	241,484	14,827,118

Specialty Retail—2.9%
Best Buy Co., Inc.	162,409	14,259,510
Lowe’s Cos., Inc.	115,628	13,847,609
Tractor Supply Co.	155,790	14,557,018

		42,664,137

Textiles, Apparel & Luxury Goods—1.7%
Columbia Sportswear Co.	168,797	16,911,771
Ralph Lauren Corp.	62,207	7,291,905

		24,203,676

Water Utilities—1.0%
American Water Works Co., Inc.	88,976	10,930,702
California Water Service Group	72,743	3,750,629

		14,681,331

Total Common Stock (cost—$1,272,768,444)		1,439,682,979

	Principal Amount (000s)	Value

Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 12/31/19, 0.25%, due 1/2/20, proceeds $12,973,180; collateralized by U.S. Treasury Bonds, 2.50%, due 5/15/46, valued at $13,234,293 including accrued interest
(cost—$12,973,000)	$12,973	$12,973,000

Total Investments (cost—$1,285,741,444)—99.6%		1,452,655,979

Other assets less liabilities—0.4%		5,277,420

Net Assets—100.0%		$1,457,933,399

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	83

Schedule of Investments

December 31, 2019 (Unaudited)

AllianzGI NFJ Small-Cap Value Fund

	Shares	Value

Common Stock—99.8%

Aerospace & Defense—1.7%
Curtiss-Wright Corp.	69,852	$9,841,448
Hexcel Corp.	55,259	4,051,038

		13,892,486

Airlines—1.0%
SkyWest, Inc.	127,598	8,246,659

Auto Components—1.1%
Dana, Inc.	263,244	4,791,041
Standard Motor Products, Inc.	83,460	4,441,741

		9,232,782

Banks—16.9%
Ameris Bancorp	97,906	4,164,921
Associated Banc-Corp	446,966	9,851,131
Atlantic Union Bankshares Corp.	218,615	8,208,993
BancFirst Corp.	77,165	4,818,183
CenterState Bank Corp.	373,146	9,321,187
Enterprise Financial Services Corp.	202,556	9,765,225
First Interstate Bancsystem, Inc., Class A	196,790	8,249,437
First Merchants Corp.	217,079	9,028,316
FNB Corp.	343,566	4,363,288
Glacier Bancorp, Inc.	179,965	8,276,590
IBERIABANK Corp.	113,457	8,489,987
Independent Bank Corp.	50,984	4,244,418
Simmons First National Corp., Class A	321,506	8,613,146
South State Corp.	106,126	9,206,430
TCF Financial Corp.	136,081	6,368,591
Umpqua Holdings Corp.	232,139	4,108,860
United Community Banks, Inc.	133,532	4,123,468
Valley National Bancorp	737,249	8,441,501
Western Alliance Bancorp	129,566	7,385,262

		137,028,934

Beverages—0.8%
Coca-Cola Consolidated, Inc.	24,042	6,829,130

Building Products—0.5%
Universal Forest Products, Inc.	84,056	4,009,471

Capital Markets—3.3%
AllianceBernstein Holding L.P.	287,028	8,685,467
Houlihan Lokey, Inc.	202,919	9,916,652
Stifel Financial Corp.	140,728	8,535,153

		27,137,272

Chemicals—1.8%
Cabot Corp.	139,851	6,645,719
Innophos Holdings, Inc.	39,664	1,268,455
Innospec, Inc.	45,940	4,752,034
Stepan Co.	20,922	2,143,250

		14,809,458

Commercial Services & Supplies—2.2%
Ennis, Inc.	196,491	4,254,030
McGrath RentCorp	115,665	8,852,999
Tetra Tech, Inc.	50,349	4,338,070

		17,445,099

Construction & Engineering—0.5%
EMCOR Group, Inc.	46,616	4,022,961

Containers & Packaging—1.6%
Silgan Holdings, Inc.	136,336	4,237,323
Sonoco Products Co.	142,638	8,803,617

		13,040,940

	Shares	Value

Diversified Consumer Services—0.6%
Strategic Education, Inc.	30,797	$4,893,643

Electric Utilities—2.4%
IDACORP, Inc.	78,336	8,366,285
Otter Tail Corp.	42,237	2,166,336
PNM Resources, Inc.	170,408	8,641,389

		19,174,010

Electrical Equipment—0.5%
Encore Wire Corp.	75,256	4,319,694

Electronic Equipment, Instruments & Components—3.7%
Dolby Laboratories, Inc., Class A	60,617	4,170,450
FLIR Systems, Inc.	154,478	8,043,669
Methode Electronics, Inc.	238,205	9,373,367
SYNNEX Corp.	64,273	8,278,362

		29,865,848

Energy Equipment & Services—1.1%
Archrock, Inc.	855,273	8,586,941

Entertainment—0.8%
Marcus Corp.	68,566	2,178,342
World Wrestling Entertainment, Inc., Class A	59,831	3,881,237

		6,059,579

Equity Real Estate Investment Trusts (REITs)—8.7%
American Assets Trust, Inc.	92,429	4,242,491
Americold Realty Trust	122,200	4,284,332
CoreSite Realty Corp.	68,754	7,708,698
CyrusOne, Inc.	17,875	1,169,561
Douglas Emmett, Inc.	189,779	8,331,298
First Industrial Realty Trust, Inc.	198,198	8,227,199
Hudson Pacific Properties, Inc.	178,670	6,726,926
Life Storage, Inc.	64,460	6,979,729
Monmouth Real Estate Investment Corp.	146,693	2,124,115
National Health Investors, Inc.	153,350	12,494,958
Sunstone Hotel Investors, Inc.	449,252	6,253,588
Terreno Realty Corp.	42,700	2,311,778

		70,854,673

Food Products—1.9%
Calavo Growers, Inc.	48,254	4,371,330
Ingredion, Inc.	25,452	2,365,763
Lamb Weston Holdings, Inc.	47,995	4,129,010
Simply Good Foods Co. (a)	150,032	4,281,913

		15,148,016

Gas Utilities—2.1%
ONE Gas, Inc.	97,425	9,116,057
Southwest Gas Holdings, Inc.	107,989	8,203,925

		17,319,982

Healthcare Equipment & Supplies—1.2%
Hill-Rom Holdings, Inc.	83,861	9,520,739

Healthcare Providers & Services—1.9%
Encompass Health Corp.	118,801	8,229,345
Ensign Group, Inc.	164,551	7,465,679

		15,695,024

Hotels, Restaurants & Leisure—3.8%
Cedar Fair L.P.	73,341	4,066,025
Cracker Barrel Old Country Store, Inc.	27,451	4,220,317

	Shares	Value
Dunkin’ Brands Group, Inc.	56,362	$4,257,586
Marriott Vacations Worldwide Corp.	68,990	8,883,152
Ruth’s Hospitality Group, Inc.	414,706	9,026,076

		30,453,156

Household Durables—1.7%
La-Z-Boy, Inc.	182,449	5,743,495
MDC Holdings, Inc.	209,926	8,010,776

		13,754,271

Household Products—0.5%
WD-40 Co.	21,279	4,131,105

Insurance—5.8%
American Financial Group, Inc.	81,558	8,942,835
CNO Financial Group, Inc.	258,395	4,684,701
First American Financial Corp.	158,116	9,221,325
Old Republic International Corp.	351,751	7,868,670
Primerica, Inc.	63,412	8,279,071
Selective Insurance Group, Inc.	127,272	8,296,861

		47,293,463

IT Services—3.5%
KBR, Inc.	215,087	6,560,153
MAXIMUS, Inc.	112,531	8,371,181
Perspecta, Inc.	191,815	5,071,589
Science Applications International Corp.	100,401	8,736,895

		28,739,818

Leisure Equipment & Products—0.4%
Acushnet Holdings Corp.	104,185	3,386,012

Life Sciences Tools & Services—0.5%
Bruker Corp.	81,675	4,162,975

Machinery—4.2%
Crane Co.	105,479	9,111,276
Federal Signal Corp.	128,585	4,146,866
Hillenbrand, Inc.	193,752	6,453,879
ITT, Inc.	56,759	4,195,058
Toro Co.	98,324	7,833,473
Woodward, Inc.	17,810	2,109,417

		33,849,969

Metals & Mining—2.1%
Commercial Metals Co.	380,304	8,469,370
Kaiser Aluminum Corp.	43,190	4,789,339
Materion Corp.	65,169	3,874,297

		17,133,006

Mortgage Real Estate Investment Trusts (REITs)—1.6%
Apollo Commercial Real Estate Finance, Inc.	346,303	6,333,882
Blackstone Mortgage Trust, Inc., Class A	182,644	6,798,010

		13,131,892

Multi-Utilities—2.2%
Black Hills Corp.	116,351	9,138,207
NorthWestern Corp.	116,713	8,364,821

		17,503,028

Oil, Gas & Consumable Fuels—5.1%
Cimarex Energy Co.	145,135	7,618,136
CVR Energy, Inc.	129,144	5,221,292
Delek Logistics Partners L.P.	143,168	4,575,649
Delek U.S. Holdings, Inc.	114,782	3,848,640

84	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2019 (Unaudited)

	Shares	Value
Enerplus Corp.	1,224,459	$8,730,393
Murphy Oil Corp.	239,605	6,421,414
SFL Corp. Ltd.	318,363	4,628,998

		41,044,522

Professional Services—1.5%
ICF International, Inc.	45,657	4,183,094
Korn Ferry	197,117	8,357,761

		12,540,855

Road & Rail—0.5%
Werner Enterprises, Inc.	110,448	4,019,203

Semiconductors & Semiconductor Equipment—1.2%
Cabot Microelectronics Corp.	56,101	8,096,496
MKS Instruments, Inc.	17,640	1,940,577

		10,037,073

Software—0.8%
Progress Software Corp.	155,347	6,454,668

Specialty Retail—1.5%
Lithia Motors, Inc., Class A	10,386	1,526,742
Shoe Carnival, Inc.	131,475	4,901,388
Tractor Supply Co.	43,919	4,103,791
Winmark Corp.	9,178	1,819,998

		12,351,919

Textiles, Apparel & Luxury Goods—1.7%
Columbia Sportswear Co.	81,023	8,117,694
Ralph Lauren Corp.	48,111	5,639,572

		13,757,266

Thrifts & Mortgage Finance—4.6%
Essent Group Ltd.	133,239	6,927,096
First Defiance Financial Corp.	80,993	2,550,469
Radian Group, Inc.	329,761	8,296,787
Walker & Dunlop, Inc.	76,106	4,922,536
Washington Federal, Inc.	223,154	8,178,594
WSFS Financial Corp.	139,074	6,117,865

		36,993,347

Water Utilities—0.3%
California Water Service Group	42,279	2,179,905

Total Common Stock (cost—$726,862,838)		810,050,794

Exchange-Traded Funds—0.4%
SPDR S&P Biotech (cost—$2,711,184)	32,434	3,084,798

Total Investments (cost—$729,574,022)—100.2%		813,135,592

Liabilities in excess of other assets—(0.2)%		(1,677,366)

Net Assets—100.0%		$811,458,226

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Small-Cap Fund

	Shares	Value

Common Stock—98.3%

Aerospace & Defense—1.2%
Axon Enterprise, Inc. (c)	6,449	$472,583
BWX Technologies, Inc.	3,455	214,486
HEICO Corp.	1,080	123,282
Kratos Defense & Security Solutions, Inc. (c)	23,083	415,725
Moog, Inc., Class A	4,745	404,891

		1,630,967

Airlines—0.7%
SkyWest, Inc.	15,165	980,114

Auto Components—0.4%
Dana, Inc.	20,960	381,472
Fox Factory Holding Corp. (c)	2,968	206,484

		587,956

Banks—3.2%
Ameris Bancorp	7,013	298,333
BancorpSouth Bank	30,655	962,873
BankFinancial Corp.	6,970	91,168
Berkshire Hills Bancorp, Inc.	13,175	433,194
Carolina Financial Corp.	1,217	52,611
First Financial Bankshares, Inc.	14,100	494,910
First Foundation, Inc.	3,866	67,268
HarborOne Bancorp, Inc. (c)	7,231	79,469
Hilltop Holdings, Inc.	38,290	954,570
Preferred Bank	1,058	63,575
Simmons First National Corp., Class A	15,020	402,386
Southern National Bancorp of Virginia, Inc.	5,825	95,239
Tristate Capital Holdings, Inc. (c)	2,118	55,322
Valley National Bancorp	20,748	237,564

		4,288,482

Beverages—0.2%
Boston Beer Co., Inc., Class A (c)	320	120,912
Coca-Cola Consolidated, Inc.	310	88,055
MGP Ingredients, Inc.	988	47,869

		256,836

Biotechnology—4.7%
ACADIA Pharmaceuticals, Inc. (c)	5,228	223,654
Adverum Biotechnologies, Inc. (c)	2,498	28,777
Amicus Therapeutics, Inc. (c)	17,473	170,187
Arena Pharmaceuticals, Inc. (c)	1,530	69,493
Arrowhead Pharmaceuticals, Inc. (c)	2,014	127,748
Audentes Therapeutics, Inc. (c)	4,340	259,706
Avrobio, Inc. (c)	1,010	20,331
BioSpecifics Technologies Corp. (c)	787	44,812
Blueprint Medicines Corp. (c)	1,237	99,096
CRISPR Therapeutics AG (c)	3,278	199,647
Dicerna Pharmaceuticals, Inc. (c)	2,298	50,625
Dynavax Technologies Corp. (c)	3,649	20,872
Eagle Pharmaceuticals, Inc. (c)	1,005	60,380
Exact Sciences Corp. (c)	4,046	374,174
Fate Therapeutics, Inc. (c)	2,129	41,664
Global Blood Therapeutics, Inc. (c)	1,346	106,993

	Shares	Value
Homology Medicines, Inc. (c)	1,314	$27,200
Intellia Therapeutics, Inc. (c)	10,309	151,233
Invitae Corp. (c)	23,697	382,233
Iovance Biotherapeutics, Inc. (c)	7,420	205,386
Kadmon Holdings, Inc. (c)	7,311	33,119
Karyopharm Therapeutics, Inc. (c)	1,931	37,017
Kindred Biosciences, Inc. (c)	3,758	31,868
Krystal Biotech, Inc. (c)	528	29,241
Kura Oncology, Inc. (c)	1,984	27,280
MeiraGTx Holdings PLC (c)	4,793	95,956
Natera, Inc. (c)	15,845	533,818
Progenics Pharmaceuticals, Inc. (c)	3,804	19,362
PTC Therapeutics, Inc. (c)	21,868	1,050,320
REGENXBIO, Inc. (c)	3,881	159,005
Rocket Pharmaceuticals, Inc. (c)	1,189	27,062
Stemline Therapeutics, Inc. (c)	2,012	21,388
TG Therapeutics, Inc. (c)	3,432	38,095
Twist Bioscience Corp. (c)	8,943	187,803
uniQure NV (c)	2,459	176,212
Vanda Pharmaceuticals, Inc. (c)	2,165	35,528
Veracyte, Inc. (c)	19,779	552,230
Vericel Corp. (c)	23,446	407,960
Viking Therapeutics, Inc. (c)	3,214	25,776
Voyager Therapeutics, Inc. (c)	1,439	20,074
Xencor, Inc. (c)	1,545	53,132
ZIOPHARM Oncology, Inc. (c)	7,859	37,094

		6,263,551

Building Products—1.3%
Builders FirstSource, Inc. (c)	40,175	1,020,847
PGT Innovations, Inc. (c)	2,704	40,317
Simpson Manufacturing Co., Inc.	4,580	367,453
Trex Co., Inc. (c)	3,924	352,689

		1,781,306

Capital Markets—1.4%
Artisan Partners Asset Management, Inc., Class A	30,250	977,680
Barings BDC, Inc.	16,870	173,424
BlackRock TCP Capital Corp.	5,845	82,122
Freedom Holding Corp. (c)	4,125	59,977
Golub Capital BDC, Inc.	18,910	348,984
Hercules Capital, Inc.	9,585	134,382
Main Street Capital Corp.	2,348	101,222

		1,877,791

Chemicals—0.6%
Balchem Corp.	740	75,206
Ingevity Corp. (c)	2,251	196,692
Koppers Holdings, Inc. (c)	4,896	187,125
PolyOne Corp.	6,498	239,062
Westlake Chemical Partners L.P.	2,395	63,276

		761,361

Commercial Services & Supplies—3.4%
Brink’s Co.	5,288	479,516
Casella Waste Systems, Inc., Class A (c)	19,370	891,601
Herman Miller, Inc.	11,345	472,519
MSA Safety, Inc.	6,505	821,972
Tetra Tech, Inc.	22,029	1,898,019

		4,563,627

Communications Equipment—0.1%
EchoStar Corp., Class A (c)	2,610	113,039

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	85

Schedule of Investments

December 31, 2019 (Unaudited)

	Shares	Value

Construction & Engineering—1.4%
Construction Partners, Inc., Class A (c)	3,039	$51,268
EMCOR Group, Inc.	7,960	686,948
MasTec, Inc. (c)	14,960	959,834
NV5 Global, Inc. (c)	1,482	74,767
Sterling Construction Co., Inc. (c)	4,617	65,007

		1,837,824

Construction Materials—0.0%
U.S. Concrete, Inc. (c)	1,128	46,992

Containers & Packaging—0.1%
Silgan Holdings, Inc.	4,580	142,346

Diversified Consumer Services—1.5%
Bright Horizons Family Solutions, Inc. (c)	3,265	490,697
Carriage Services, Inc.	6,538	167,373
Chegg, Inc. (c)	12,115	459,280
Grand Canyon Education, Inc. (c)	880	84,295
OneSpaWorld Holdings Ltd. (c)	3,580	60,287
Strategic Education, Inc.	4,647	738,408

		2,000,340

Diversified Financial Services—0.3%
Compass Diversified Holdings	18,415	457,797

Diversified Telecommunication Services—0.2%
Bandwidth, Inc., Class A (c)	940	60,207
Cogent Communications Holdings, Inc.	2,870	188,875

		249,082

Electric Utilities—1.8%
ALLETE, Inc.	3,685	299,112
El Paso Electric Co.	4,780	324,514
Hawaiian Electric Industries, Inc.	14,950	700,557
IDACORP, Inc.	2,100	224,280
Otter Tail Corp.	1,715	87,962
PNM Resources, Inc.	3,740	189,656
Portland General Electric Co.	9,265	516,894

		2,342,975

Electrical Equipment—1.1%
Allied Motion Technologies, Inc.	874	42,389
Atkore International Group, Inc. (c)	34,120	1,380,495

		1,422,884

Electronic Equipment, Instruments & Components—3.2%
Fabrinet (c)	13,590	881,176
Methode Electronics, Inc.	28,605	1,125,607
Napco Security Technologies, Inc. (c)	12,360	363,260
Sanmina Corp. (c)	19,235	658,606
SYNNEX Corp.	9,320	1,200,416

		4,229,065

Energy Equipment & Services—0.1%
DMC Global, Inc.	1,084	48,715
USA Compression Partners L.P.	4,530	82,174

		130,889

Entertainment—1.1%
Liberty Media Corp-Liberty Braves, Class A (c)	9,580	284,047

	Shares	Value
Liberty Media Corp-Liberty Braves, Class C (c)	9,595	$283,436
Liberty Media Corp-Liberty Formula One, Class A (c)	2,820	123,460
Madison Square Garden Co., Class A (c)	695	204,462
Reading International, Inc., Class A (c)	9,100	101,829
Zynga, Inc., Class A (c)	77,521	474,428

		1,471,662

Equity Real Estate Investment Trusts (REITs)—3.0%
CareTrust REIT, Inc.	20,320	419,201
Chatham Lodging Trust	15,085	276,659
CoreCivic, Inc.	43,485	755,769
Industrial Logistics Properties Trust	41,750	936,035
Outfront Media, Inc.	27,665	741,975
PS Business Parks, Inc.	2,795	460,812
Ryman Hospitality Properties, Inc.	4,795	415,535
Winthrop Realty Trust (a)(b)(c)	12,960	1,296

		4,007,282

Food & Staples Retailing—1.7%
Casey’s General Stores, Inc.	1,650	262,334
Chefs’ Warehouse, Inc. (c)	1,595	60,785
Grocery Outlet Holding Corp. (c)	2,635	85,506
Ingles Markets, Inc., Class A	5,270	250,378
Performance Food Group Co. (c)	16,400	844,272
PriceSmart, Inc.	6,855	486,842
Sprouts Farmers Market, Inc. (c)	11,355	219,719
Weis Markets, Inc.	2,655	107,501

		2,317,337

Food Products—3.7%
Alico, Inc.	1,880	67,360
Cal-Maine Foods, Inc.	1,945	83,149
Calavo Growers, Inc.	1,325	120,032
Flowers Foods, Inc.	34,925	759,269
Freshpet, Inc. (c)	6,976	412,212
Hain Celestial Group, Inc. (c)	2,565	66,575
Hostess Brands, Inc. (c)	14,030	203,996
J&J Snack Foods Corp.	3,010	554,653
John B Sanfilippo & Son, Inc.	4,036	368,406
Lancaster Colony Corp.	2,350	376,235
Sanderson Farms, Inc.	6,080	1,071,418
Simply Good Foods Co. (c)	21,558	615,265
Tootsie Roll Industries, Inc.	7,700	262,878

		4,961,448

Gas Utilities—1.0%
Northwest Natural Holding Co.	1,100	81,103
ONE Gas, Inc.	8,815	824,820
Southwest Gas Holdings, Inc.	6,360	483,169

		1,389,092

Healthcare Equipment & Supplies—5.1%
Antares Pharma, Inc. (c)	14,911	70,082
Axogen, Inc. (c)	2,674	47,838
Axonics Modulation Technologies, Inc. (c)	1,996	55,309
BioLife Solutions, Inc. (c)	3,595	58,167
Cerus Corp. (c)	8,700	36,714
CONMED Corp.	10,335	1,155,763
CryoLife, Inc. (c)	1,996	54,072
CryoPort, Inc. (c)	30,745	506,063

	Shares	Value
Globus Medical, Inc., Class A (c)	9,205	$541,990
Haemonetics Corp. (c)	10,700	1,229,430
Integer Holdings Corp. (c)	9,090	731,109
Masimo Corp. (c)	5,450	861,427
Mesa Laboratories, Inc.	281	70,081
Novocure Ltd. (c)	5,129	432,221
OrthoPediatrics Corp. (c)	2,105	98,914
Surmodics, Inc. (c)	1,279	52,989
Tactile Systems Technology, Inc. (c)	1,575	106,328
Tandem Diabetes Care, Inc. (c)	3,530	210,423
Utah Medical Products, Inc.	3,030	326,937
West Pharmaceutical Services, Inc.	840	126,277

		6,772,134

Healthcare Providers & Services—3.7%
Addus HomeCare Corp. (c)	7,186	698,623
Amedisys, Inc. (c)	5,205	868,819
BioTelemetry, Inc. (c)	1,531	70,885
Catasys, Inc. (c)	3,538	57,705
Chemed Corp.	200	87,852
Encompass Health Corp.	1,305	90,397
Hanger, Inc. (c)	2,230	61,570
Joint Corp. (c)	4,004	64,624
LHC Group, Inc. (c)	3,418	470,864
National HealthCare Corp.	2,140	184,960
R1 RCM, Inc. (c)	88,160	1,144,317
RadNet, Inc. (c)	4,167	84,590
Select Medical Holdings Corp. (c)	42,270	986,582

		4,871,788

Healthcare Technology—1.0%
Health Catalyst, Inc. (c)	9,490	329,303
Omnicell, Inc. (c)	3,694	301,874
Tabula Rasa HealthCare, Inc. (c)	1,741	84,752
Teladoc Health, Inc. (c)	6,341	530,868
Vocera Communications, Inc. (c)	2,092	43,430

		1,290,227

Hotels, Restaurants & Leisure—2.4%
Accel Entertainment, Inc. (c)	22,775	284,687
Carrols Restaurant Group, Inc. (c)	5,164	36,406
Cedar Fair L.P.	1,730	95,911
Century Casinos, Inc. (c)	5,848	46,316
Churchill Downs, Inc.	5,921	812,361
Denny’s Corp. (c)	3,710	73,755
Eldorado Resorts, Inc. (c)	8,081	481,951
Hyatt Hotels Corp., Class A	9,545	856,282
Kura Sushi USA, Inc., Class A (c)	2,567	65,330
Lindblad Expeditions Holdings, Inc. (c)	18,625	304,519
Monarch Casino & Resort, Inc. (c)	3,330	161,672

		3,219,190

Household Durables—1.8%
KB Home	14,955	512,508
Lennar Corp., Class B	15,550	695,085
LGI Homes, Inc. (c)	888	62,737
MDC Holdings, Inc.	9,173	350,042
Skyline Champion Corp. (c)	10,643	337,383
Taylor Morrison Home Corp., Class A (c)	22,550	492,943

		2,450,698

86	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2019 (Unaudited)

	Shares	Value

Household Products—0.2%
WD-40 Co.	1,605	$311,595

Independent Power Producers & Energy Traders—0.5%
Ormat Technologies, Inc.	4,100	305,532
TerraForm Power, Inc., Class A	19,370	298,104

		603,636

Insurance—2.3%
American Equity Investment Life Holding Co.	11,205	335,366
American National Insurance Co.	1,555	182,992
AMERISAFE, Inc.	3,820	252,235
Argo Group International Holdings Ltd.	1,857	122,098
Donegal Group, Inc., Class A	7,570	112,187
eHealth, Inc. (c)	3,773	362,510
Employers Holdings, Inc.	1,910	79,743
Enstar Group Ltd. (c)	605	125,150
Investors Title Co.	480	76,416
Kemper Corp.	6,225	482,437
NI Holdings, Inc. (c)	4,860	83,592
Palomar Holdings, Inc. (c)	1,445	72,958
ProAssurance Corp.	3,345	120,888
RLI Corp.	3,385	304,718
Safety Insurance Group, Inc.	1,190	110,111
State Auto Financial Corp.	7,240	224,585

		3,047,986

Interactive Media & Services—0.2%
QuinStreet, Inc. (c)	18,011	275,748

Internet & Direct Marketing Retail—0.1%
Rubicon Project, Inc. (c)	8,397	68,520

IT Services—3.0%
Brightcove, Inc. (c)	6,402	55,633
Hackett Group, Inc.	3,100	50,034
LiveRamp Holdings, Inc. (c)	7,497	360,381
ManTech International Corp., Class A	20,165	1,610,780
MAXIMUS, Inc.	10,985	817,174
Paysign, Inc. (c)	3,996	40,560
Perficient, Inc. (c)	1,490	68,644
Repay Holdings Corp. (c)	4,125	60,431
Science Applications International Corp.	10,825	941,992

		4,005,629

Leisure Equipment & Products—0.8%
Acushnet Holdings Corp.	1,870	60,775
Clarus Corp.	11,170	151,465
Malibu Boats, Inc., Class A (c)	6,305	258,190
MasterCraft Boat Holdings, Inc. (c)	16,900	266,175
YETI Holdings, Inc. (c)	10,787	375,172

		1,111,777

Life Sciences Tools & Services—4.7%
Charles River Laboratories International, Inc. (c)	10,070	1,538,293
Codexis, Inc. (c)	2,687	42,965
Medpace Holdings, Inc. (c)	12,955	1,088,997
NanoString Technologies, Inc. (c)	16,359	455,108
NeoGenomics, Inc. (c)	21,256	621,738
PRA Health Sciences, Inc. (c)	9,800	1,089,270
Quanterix Corp. (c)	16,745	395,684
Repligen Corp. (c)	11,425	1,056,813

		6,288,868

	Shares	Value

Machinery—2.6%
Chart Industries, Inc. (c)	4,778	$322,467
Columbus McKinnon Corp.	6,954	278,369
Kadant, Inc.	734	77,320
Kornit Digital Ltd. (c)	14,006	479,425
Park-Ohio Holdings Corp.	4,250	143,013
Spartan Motors, Inc.	1,804	32,616
SPX Corp. (c)	23,690	1,205,347
SPX FLOW, Inc. (c)	19,875	971,291

		3,509,848

Media—1.5%
Cable One, Inc.	485	721,908
Cardlytics, Inc. (c)	2,518	158,282
Liberty Broadband Corp., Class A (c)	2,130	265,313
Loral Space & Communications, Inc. (c)	2,170	70,134
Nexstar Media Group, Inc., Class A	4,077	478,028
TechTarget, Inc. (c)	13,489	352,063

		2,045,728

Metals & Mining—0.2%
Coeur Mining, Inc. (c)	7,570	61,166
Hecla Mining Co.	18,100	61,359
Novagold Resources, Inc. (c)	13,000	116,480

		239,005

Mortgage Real Estate Investment Trusts (REITs)—3.5%
Arbor Realty Trust, Inc.	6,450	92,558
ARMOUR Residential REIT, Inc.	5,915	105,701
Blackstone Mortgage Trust, Inc., Class A	8,060	299,993
Capstead Mortgage Corp.	34,960	276,883
Ellington Financial, Inc.	11,885	217,852
Exantas Capital Corp.	24,945	294,600
Granite Point Mortgage Trust, Inc.	40,460	743,655
Invesco Mortgage Capital, Inc.	58,115	967,615
MFA Financial, Inc.	95,440	730,116
Ready Capital Corp.	39,500	609,090
TPG RE Finance Trust, Inc.	18,840	381,887

		4,719,950

Multi-Utilities—1.1%
Avista Corp.	2,145	103,153
Black Hills Corp.	8,650	679,371
NorthWestern Corp.	6,475	464,063
Unitil Corp.	4,025	248,826

		1,495,413

Oil, Gas & Consumable Fuels—1.3%
Black Stone Minerals L.P.	8,300	105,576
Crestwood Equity Partners L.P.	2,235	68,883
Delek Logistics Partners L.P.	1,960	62,642
Enviva Partners L.P.	5,450	203,340
Global Partners L.P.	5,795	116,827
Holly Energy Partners L.P.	3,215	71,212
NuStar Energy L.P.	3,865	99,910
Oasis Midstream Partners L.P.	19,565	324,583
Par Pacific Holdings, Inc. (c)	6,175	143,507
PBF Logistics L.P.	7,805	158,051
Sunoco L.P.	4,895	149,787
TC Pipelines L.P.	4,425	187,178
World Fuel Services Corp.	1,950	84,669

		1,776,165

Personal Products—0.2%
Lifevantage Corp. (c)	8,660	135,183

	Shares	Value
USANA Health Sciences, Inc. (c)	1,275	$100,151

		235,334

Pharmaceuticals—1.5%
Amphastar Pharmaceuticals, Inc. (c)	2,442	47,106
ANI Pharmaceuticals, Inc. (c)	1,904	117,420
Axsome Therapeutics, Inc. (c)	1,177	121,655
Cara Therapeutics, Inc. (c)	1,511	24,342
Catalent, Inc. (c)	16,975	955,692
Collegium Pharmaceutical, Inc. (c)	2,045	42,086
Durect Corp. (c)	18,655	70,889
Evofem Biosciences, Inc. (c)	9,505	58,646
Horizon Therapeutics PLC (c)	11,657	421,983
Omeros Corp. (c)	1,508	21,248
Prestige Consumer Healthcare, Inc. (c)	1,780	72,090

		1,953,157

Professional Services—2.4%
ASGN, Inc. (c)	10,790	765,766
CRA International, Inc.	1,123	61,170
Franklin Covey Co. (c)	1,512	48,732
FTI Consulting, Inc. (c)	9,390	1,039,097
Heidrick & Struggles International, Inc.	27,140	882,050
Kforce, Inc.	2,078	82,497
TriNet Group, Inc. (c)	6,355	359,756

		3,239,068

Real Estate Management & Development—1.2%
Jones Lang LaSalle, Inc.	3,354	583,898
Newmark Group, Inc., Class A	70,520	948,846

		1,532,744

Road & Rail—0.2%
Saia, Inc. (c)	2,802	260,922

Semiconductors & Semiconductor Equipment—2.3%
ACM Research, Inc., Class A (c)	1,928	35,572
Adesto Technologies Corp. (c)	7,463	63,435
Ambarella, Inc. (c)	7,634	462,315
Axcelis Technologies, Inc. (c)	18,953	456,672
FormFactor, Inc. (c)	3,735	96,998
Ichor Holdings Ltd. (c)	2,242	74,591
Inphi Corp. (c)	3,645	269,803
MKS Instruments, Inc.	3,286	361,493
Power Integrations, Inc.	9,680	957,449
Semtech Corp. (c)	4,612	243,975

		3,022,303

Software—5.6%
ACI Worldwide, Inc. (c)	10,425	394,951
Agilysys, Inc. (c)	2,678	68,048
Alteryx, Inc., Class A (c)	2,409	241,069
Aspen Technology, Inc. (c)	5,550	671,161
Blackline, Inc. (c)	4,738	244,291
Cerence, Inc. (c)	1,946	44,038
Digital Turbine, Inc. (c)	47,507	338,725
Everbridge, Inc. (c)	4,861	379,547
Five9, Inc. (c)	7,034	461,290
LivePerson, Inc. (c)	14,434	534,058
Model N, Inc. (c)	42,639	1,495,350
PROS Holdings, Inc. (c)	1,034	61,957
Rapid7, Inc. (c)	8,198	459,252
RealPage, Inc. (c)	3,492	187,695
Sapiens International Corp. NV	2,806	64,538
SPS Commerce, Inc. (c)	19,745	1,094,268

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	87

Schedule of Investments

December 31, 2019 (Unaudited)

	Shares	Value
SVMK, Inc. (c)	14,569	$260,348
Upland Software, Inc. (c)	2,383	85,097
Verint Systems, Inc. (c)	3,700	204,832
Zix Corp. (c)	33,087	224,330

		7,514,845

Specialty Retail—2.4%
Boot Barn Holdings, Inc. (c)	12,345	549,723
Cato Corp., Class A	16,040	279,096
Citi Trends, Inc.	2,685	62,077
Group 1 Automotive, Inc.	9,795	979,500
Lithia Motors, Inc., Class A	6,275	922,425
Murphy USA, Inc. (c)	510	59,670
Williams-Sonoma, Inc.	5,270	387,029

		3,239,520

Textiles, Apparel & Luxury Goods—1.3%
Crocs, Inc. (c)	31,415	1,315,974
Deckers Outdoor Corp. (c)	2,640	445,791

		1,761,765

Thrifts & Mortgage Finance—5.5%
America First Multifamily Investors L.P.	25,955	199,853
Capitol Federal Financial, Inc.	37,900	520,367
ESSA Bancorp, Inc.	5,785	98,056
Essent Group Ltd.	20,118	1,045,935
First Defiance Financial Corp.	2,228	70,160
Flagstar Bancorp, Inc.	26,660	1,019,745
Kearny Financial Corp.	21,600	298,728
LendingTree, Inc. (c)	1,297	393,562
Meridian Bancorp, Inc.	9,298	186,797
MGIC Investment Corp.	60,500	857,285
NMI Holdings, Inc., Class A (c)	6,294	208,835
Northwest Bancshares, Inc.	5,960	99,115
OceanFirst Financial Corp.	3,135	80,068
PCSB Financial Corp.	9,430	190,957
PennyMac Financial Services, Inc.	2,150	73,186
Pioneer Bancorp, Inc. (c)	4,100	62,771
Radian Group, Inc.	52,520	1,321,403
Territorial Bancorp, Inc.	5,140	159,032
Waterstone Financial, Inc.	24,715	470,326

		7,356,181

Tobacco—0.2%
Universal Corp.	3,755	214,260

Trading Companies & Distributors—1.0%
BMC Stock Holdings, Inc. (c)	31,805	912,485
Rush Enterprises, Inc., Class B	8,330	380,681

		1,293,166

Water Utilities—1.1%
American States Water Co.	8,675	751,602
California Water Service Group	3,630	187,163
SJW Group	7,170	509,500

		1,448,265

Wireless Telecommunication Services—0.0%
Boingo Wireless, Inc. (c)	4,243	46,461

Total Common Stock (cost—$109,129,814)		131,333,941

	Principal Amount (000s)	Value

Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 12/31/19, 0.25%, due 1/2/20, proceeds $2,409,033; collateralized by U.S. Treasury Bonds, 2.50%, due 2/15/46, valued at $2,457,997 including accrued interest
(cost—$2,409,000)	$2,409	$2,409,000

Total Investments (cost—$111,538,814)—100.1%		133,742,941

Liabilities in excess of other assets—(0.1)%		(78,296)

Net Assets—100.0%		$133,664,645

Notes to Schedule of Investments:

(a) Fair-Valued—Security with a value of $1,296, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Technology Fund

	Shares	Value

COMMON STOCK—96.9%

Communications Equipment—0.3%
Arista Networks, Inc. (d)	100	$20,340
Cisco Systems, Inc.	100	4,796
Juniper Networks, Inc.	95	2,340
Lumentum Holdings, Inc. (d)	95	7,534
Motorola Solutions, Inc.	95	15,308
Nokia Oyj ADR	95	352
Telefonaktiebolaget LM Ericsson ADR	340,540	2,989,941
Telefonaktiebolaget LM Ericsson, Class B	262,250	2,291,491

		5,332,102

Diversified Consumer Services—0.0%
New Oriental Education & Technology Group, Inc. ADR (d)	95	11,519

Diversified Telecommunication Services—0.0%
AT&T, Inc.	95	3,713
Verizon Communications, Inc.	95	5,833

		9,546

Electrical Equipment—0.0%
Bloom Energy Corp., Class A (d)	12,930	96,587
Nidec Corp.	100	13,659

		110,246

Electronic Equipment, Instruments & Components—0.1%
CDW Corp.	12,970	1,852,635
Cognex Corp.	100	5,604
IPG Photonics Corp. (d)	95	13,767
Murata Manufacturing Co., Ltd.	300	18,465
Samsung Electro-Mechanics Co., Ltd.	165	17,748
Samsung SDI Co., Ltd.	950	193,527

		2,101,746

Entertainment—3.2%
Activision Blizzard, Inc.	311,895	18,532,801
Electronic Arts, Inc. (d)	84,800	9,116,848
Netflix, Inc. (d)	100	32,357
Nintendo Co., Ltd.	100	39,996
Roku, Inc. (d)	33,115	4,434,098
Take-Two Interactive Software, Inc. (d)	143,090	17,518,509

		49,674,609

Healthcare Technology—0.9%
Veeva Systems, Inc., Class A (d)	93,370	13,133,424

Household Durables—0.0%
Garmin Ltd.	95	9,268

Industrial Conglomerates—0.0%
Roper Technologies, Inc.	100	35,423

Interactive Media & Services—11.6%
58.com, Inc. ADR (d)	95	6,149
Alphabet, Inc., Class A (c)(d)	15,525	20,794,030
Alphabet, Inc., Class C (d)	42,415	56,709,703
Baidu, Inc. ADR (d)	95	12,008
Facebook, Inc., Class A (c)(d)	433,955	89,069,264
NAVER Corp.	475	76,425
Snap, Inc., Class A (d)	738,485	12,059,460

88	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2019 (Unaudited)

	Shares	Value
Tencent Holdings Ltd.	100	$4,818
TripAdvisor, Inc.	95	2,886
Twitter, Inc. (d)	95	3,045
Weibo Corp. ADR (d)	20	927
Yandex NV, Class A (d)	95	4,131
Yelp, Inc. (d)	95	3,309
Zillow Group, Inc., Class A (d)	95	4,345

		178,750,500

Internet & Direct Marketing Retail—2.8%
Alibaba Group Holding Ltd. ADR (d)	100	21,210
Amazon.com, Inc. (d)	23,145	42,768,257
eBay, Inc.	95	3,431
Expedia Group, Inc.	95	10,273
GrubHub, Inc. (d)	95	4,621
JD.com, Inc. ADR (d)	95	3,347
Trip.com Group Ltd. ADR (d)	95	3,186

		42,814,325

IT Services—20.2%
Accenture PLC, Class A	95	20,004
Adyen NV (a)(d)	95	78,147
Akamai Technologies, Inc. (d)	151,870	13,118,531
Amadeus IT Group S.A.	95	7,780
Automatic Data Processing, Inc.	95	16,197
DXC Technology Co.	480,095	18,046,771
EPAM Systems, Inc.	39,975	8,481,096
Fidelity National Information Services, Inc.	134,573	18,717,759
Fiserv, Inc. (d)	219,025	25,325,861
Global Payments, Inc.	149,279	27,252,374
GoDaddy, Inc., Class A (d)	95	6,452
International Business Machines Corp.	—	—
Mastercard, Inc., Class A	163,600	48,849,324
MongoDB, Inc. (d)	247,190	32,532,676
Okta, Inc. (d)	482,090	55,618,723
PayPal Holdings, Inc. (d)	151,025	16,336,374
Perspecta, Inc.	2,645	69,934
Sabre Corp.	95	2,132
Square, Inc., Class A (c)(d)	86,585	5,416,758
Tata Consultancy Services Ltd.	2,000	60,570
Twilio, Inc., Class A (d)	420,365	41,313,472
Visa, Inc., Class A	100	18,790

		311,289,725

Media—0.0%
Comcast Corp., Class A	95	4,272

Professional Services—0.0%
Verisk Analytics, Inc.	95	14,187

Road & Rail—0.0%
Lyft, Inc., Class A (d)	100	4,302

Semiconductors & Semiconductor Equipment—21.3%
Advanced Micro Devices, Inc. (d)	1,234,440	56,611,418
ams AG (d)	95	3,857
Analog Devices, Inc.	10,830	1,287,037
Applied Materials, Inc.	255,265	15,581,376
ASML Holding NV	1,820	538,611
Broadcom, Inc.	21,040	6,649,061
Cree, Inc. (d)	19,625	905,694
Cypress Semiconductor Corp.	100	2,333

	Shares	Value
Infineon Technologies AG	14,545	$328,635
Intel Corp.	100	5,985
KLA Corp.	122,710	21,863,241
Lam Research Corp.	82,340	24,076,216
Maxim Integrated Products, Inc.	95	5,843
MediaTek, Inc.	1,000	14,817
Microchip Technology, Inc.	100	10,472
Micron Technology, Inc. (c)(d)	440,635	23,697,350
NVIDIA Corp.	140,615	33,086,709
NXP Semiconductors NV	151,480	19,277,345
ON Semiconductor Corp. (d)	100	2,438
QUALCOMM, Inc.	244,255	21,550,619
SK Hynix, Inc.	6,270	509,987
Skyworks Solutions, Inc.	100	12,088
STMicroelectronics NV	556,670	14,979,990
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	824,890	47,926,109
Teradyne, Inc.	587,555	40,065,375
Texas Instruments, Inc.	100	12,829
Tokyo Electron Ltd.	800	174,664
Universal Display Corp.	95	19,577
Xilinx, Inc.	100	9,777

		329,209,453

Software—30.7%
Adobe, Inc. (d)	100	32,981
Alteryx, Inc., Class A (d)	404,825	40,510,838
Aspen Technology, Inc. (d)	95	11,488
Atlassian Corp. PLC, Class A (d)	220,520	26,537,377
Box, Inc., Class A (d)	95	1,594
Cadence Design Systems, Inc. (d)	4,450	308,652
Cornerstone OnDemand, Inc. (d)	95	5,562
Coupa Software, Inc. (d)	95	13,894
Datadog, Inc., Class A (d)	3,070	115,985
DocuSign, Inc. (d)	95	7,040
Dropbox, Inc., Class A (d)	95	1,701
Dynatrace, Inc. (d)	21,105	533,957
Elastic NV (d)	100	6,430
Fortinet, Inc. (d)	238,985	25,514,039
HubSpot, Inc. (d)	100	15,850
Intuit, Inc.	95	24,883
Microsoft Corp. (c)	992,601	156,533,178
Nutanix, Inc., Class A (d)	100	3,126
Oracle Corp.	95	5,033
Palo Alto Networks, Inc. (d)	100	23,125
Paycom Software, Inc. (d)	351,539	93,073,466
Proofpoint, Inc. (d)	82,860	9,510,671
Rapid7, Inc. (d)	73,640	4,125,313
RealPage, Inc. (d)	100	5,375
RingCentral, Inc., Class A (d)	305,720	51,565,792
Salesforce.com, Inc. (d)	70,886	11,528,899
SAP SE ADR	95	12,729
ServiceNow, Inc. (d)	100	28,232
Sophos Group PLC (a)	95	702
Splunk, Inc. (d)	81,295	12,175,552
Synopsys, Inc. (d)	2,440	339,648
Temenos AG (d)	95	15,028
VMware, Inc., Class A (d)	95	14,420
Workday, Inc., Class A (d)	63,890	10,506,710
Zendesk, Inc. (d)	100	7,663
Zscaler, Inc. (d)	664,900	30,917,850
Zuora, Inc., Class A (d)	95	1,361

		474,036,144

	Shares	Value

Technology Hardware, Storage & Peripherals—5.8%
Apple, Inc. (c)	97,350	$28,586,828
Catcher Technology Co., Ltd.	1,000	7,574
Dell Technologies, Inc., Class C (d)	175	8,993
Hewlett Packard Enterprise Co.	95	1,507
HP, Inc.	95	1,952
NetApp, Inc. (c)	283,745	17,663,126
Pure Storage, Inc., Class A (d)	100	1,711
Samsung Electronics Co., Ltd.	904,735	43,596,323
Western Digital Corp.	95	6,030

		89,874,044

Wireless Telecommunication Services—0.0%
T-Mobile U.S., Inc. (d)	95	7,450

Total Common Stock (cost-$998,364,460)		1,496,422,285

EXCHANGE-TRADED FUNDS—0.0%
iShares FTSE A50 China Index, FTSE (cost-$1,524)	1,000	1,965

	Principal Amount (000s)

Repurchase Agreements—2.8%
State Street Bank and Trust Co., dated 12/31/19, 0.25%, due 1/2/20, proceeds $42,714,593; collateralized by U.S. Treasury Bonds, 3.00%, due 11/15/45, valued at $43,571,605 including accrued interest
(cost-$42,714,000)	$42,714	42,714,000

Total Options Purchased—0.5% (cost—$7,100,880) (d)(e)(f)		7,715,600

Total Investments, before options written and securities sold short (cost—$1,048,180,864)—100.2%		1,546,853,850

	Shares

SECURITIES SOLD SHORT—(0.0)%

Common Stock—(0.0)%

IT Services—(0.0)%
International Business Machines Corp. (proceeds received—$162)	1	(134)

Total Options Written —(0.2)% (premiums received—$4,510,925) (d)(e)(f)		(3,544,475)

Total Investments, net of options written and securities sold short (cost—$1,043,669,777) (b)—100.0%		1,543,309,241

Other liabilities in excess of other assets—(0.0)%		(100,850)

Net Assets—100.0%		$1,543,208,391

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	89

Schedule of Investments

December 31, 2019 (Unaudited)

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $78,849, representing less than 0.05% of net assets.

(b) Securities (net of security sold short) with an aggregate value of $47,395,608, representing 3.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) All or partial amount segregated for the benefit of the counterparty as collateral for security sold short and options written.

(d) Non-income producing.

(e) Exchange traded-Chicago Board Options Exchange.

(f) Exchange traded option contracts outstanding at December 31, 2019:

Options purchased contracts outstanding at December 31, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation

Call options:
Amazon.com, Inc.	2,070.00 USD	1/15/21	310	$31,000	$3,800,600	$3,452,482	$348,118
Pure Storage, Inc.	20.00 USD	1/15/21	18,000	1,800,000	3,915,000	3,648,398	266,602

Total options purchased contracts					$7,715,600	$7,100,880	$614,720

Options written contracts outstanding at December 31, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation

Put options:
Amazon.com, Inc.	1,500.00 USD	1/15/21	(310)	$(31,000)	$(1,789,475)	$(2,242,171)	$452,696
Pure Storage, Inc.	12.50 USD	1/15/21	(18,000)	(1,800,000)	(1,755,000)	(2,268,754)	513,754

Total options written contracts					$(3,544,475)	$(4,510,925)	$966,450

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

90	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	91

Statements of Assets and Liabilities

December 31, 2019 (Unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Assets:
Investments, at value	$371,611,411	$1,040,448,139	$10,061,021	$105,158,097
Investments in Affiliates, at value	—	—	—	—
Cash	698	372	53,987	398
Foreign currency, at value	847,846	—	17	169,779
Dividends and interest receivable (net of foreign withholding taxes)	1,472,461	161,442	11,309	65,082
Receivable for Fund shares sold	334,428	186,358	847	14,562
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 4)	70,144	249,374	9,699	55,239
Tax reclaims receivable	50,108	—	12,271	147,252
Receivable for investments sold	—	—	—	367,080
Unrealized appreciation of forward foreign currency contracts	—	—	—	100
Total Assets	374,387,096	1,041,045,685	10,149,151	105,977,589
Liabilities:
Payable for Fund shares redeemed	612,891	2,899,056	215,754	80,509
Investment Advisory fees payable	192,808	293,287	5,727	78,118
Administration fees payable	76,232	295,315	3,325	35,205
Trustees Deferred Compensation Plan payable (see Note 4)	70,144	249,374	9,699	55,239
Servicing fees payable	9,953	132,195	1,076	10,110
Distribution fees payable	1,840	33,069	608	3,547
Options written, at value	—	—	—	—
Payable for investments purchased	—	—	—	—
Accrued expenses and other liabilities	83	—	—	1,177
Total Liabilities	963,951	3,902,296	236,189	263,905
Net Assets	$373,423,145	$1,037,143,389	$9,912,962	$105,713,684
Net Assets Consist of:
Paid-in-capital	$364,776,292	$624,560,265	$20,490,303	$87,559,768
Total distributable earnings (loss)	8,646,853	412,583,124	(10,577,341)	18,153,916
Net Assets	$373,423,145	$1,037,143,389	$9,912,962	$105,713,684
Cost of Investments	$306,619,883	$648,766,065	$9,320,276	$84,916,914
Cost of Investments in Affiliates	$—	$—	$—	$—
Cost of Foreign Currency	$841,499	$—	$17	$167,255
Premiums Received for Options Written	$—	$—	$—	$—

92	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$163,670,498	$4,879,310,268	$335,541,319	$1,240,301,561	$168,966,943
—	17,711,302	—	—	—
855	474,646	337	163	213
—	—	—	—	120,890
88,774	32,960,047	100,125	1,426,977	210,818
114,363	10,505,148	52,074	1,312,541	34,351
45,606	625,749	67,182	1,555,341	317,956
139,855	—	—	471,404	222,846
25	83,491,838	3,050,499	—	—
—	—	—	—	—
164,059,976	5,025,078,998	338,811,536	1,245,067,987	169,874,017

119,875	6,069,184	197,518	6,300,448	579,294
105,340	2,540,710	127,562	380,750	74,858
52,281	1,400,984	103,885	371,628	60,690
45,606	625,749	67,182	1,555,341	317,956
31,945	587,165	53,651	117,125	17,601
2,471	778,390	15,150	401,627	33,960
—	226,131	—	—	—
—	90,072,160	2,149,356	—	—
—	—	—	—	215
357,518	102,300,473	2,714,304	9,126,919	1,084,574
$163,702,458	$4,922,778,525	$336,097,232	$1,235,941,068	$168,789,443

$129,494,691	$5,287,403,713	$250,170,518	$1,057,745,612	$603,433,722
34,207,767	(364,625,188)	85,926,714	178,195,456	(434,644,279)
$163,702,458	$4,922,778,525	$336,097,232	$1,235,941,068	$168,789,443
$132,311,535	$5,219,204,533	$247,953,187	$1,083,873,479	$152,821,837
$—	$26,758,599	$—	$—	$—
$—	$—	$—	$—	$119,589
$—	$389,131	$—	$—	$—

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	93

Statements of Assets and Liabilities (cont’d)

December 31, 2019 (Unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Net Assets:
Class A	$46,464,836	$589,892,082	$4,015,954	$43,446,666
Class C	3,058,133	45,640,526	1,011,014	5,701,689
Class R	—	20,003,884	—	—
Class P	17,023,701	84,571,573	377,075	9,417,398
Institutional Class	281,908,781	149,105,621	4,508,919	47,147,931
Class R6	24,967,694	143,222,235	—	—
Administrative Class	—	4,707,468	—	—
Shares Issued and Outstanding:
Class A	1,634,087	11,448,723	299,899	1,141,189
Class C	107,932	1,491,812	80,578	181,515
Class R	—	559,855	—	—
Class P	613,249	2,296,614	27,683	227,461
Institutional Class	9,917,589	3,190,845	328,664	1,124,936
Class R6	883,146	3,058,682	—	—
Administrative Class	—	110,046	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$28.43	$51.52	$13.39	$38.07
Class C	28.33	30.59	12.55	31.41
Class R	—	35.73	—	—
Class P	27.76	36.82	13.62	41.40
Institutional Class	28.43	46.73	13.72	41.91
Class R6	28.27	46.82	—	—
Administrative Class	—	42.78	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

94	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$154,580,150	$1,615,915,350	$248,518,978	$442,347,471	$70,670,025
4,137,392	1,275,909,018	15,516,334	57,753,475	10,963,524
—	6,271,795	1,296,194	71,491,521	5,464,130
—	1,234,069,336	12,526,990	336,898,416	32,896,619
4,984,916	790,613,026	56,560,497	220,646,471	46,149,881
—	—	—	73,324,233	1,418,392
—	—	1,678,239	33,479,481	1,226,872

4,579,837	144,103,390	64,810,083	37,841,837	3,653,923
164,218	124,821,151	5,175,145	4,840,655	576,806
—	559,343	346,536	6,117,255	281,797
—	107,127,396	2,789,150	28,533,148	1,690,574
145,233	67,920,420	12,485,394	18,716,808	2,369,311
—	—	—	6,247,160	72,859
—	—	408,068	2,783,404	63,198

$33.75	$11.21	$3.83	$11.69	$19.34
25.19	10.22	3.00	11.93	19.01
—	11.21	3.74	11.69	19.39
—	11.52	4.49	11.81	19.46
34.32	11.64	4.53	11.79	19.48
—	—	—	11.74	19.47
—	—	4.11	12.03	19.41

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	95

Statements of Assets and Liabilities (cont’d)

December 31, 2019 (Unaudited)

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap
Assets:
Investments, at value	$323,369,695	$1,452,655,979	$813,135,592	$133,742,941
Cash	—	569	—	56,469
Foreign currency, at value	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	324,712	2,862,021	1,555,632	166,422
Receivable for investments sold	1,889,168	28,981,288	24,042,183	907
Receivable for Fund shares sold	139,033	5,711,877	1,648,268	51,656
Tax reclaims receivable	70,016	15,519	—	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 4)	189,464	315,367	1,280,625	14,333
Prepaid expenses and other assets	—	—	888	—
Total Assets	325,982,088	1,490,542,620	841,663,188	134,032,728
Liabilities:
Payable to custodian for cash overdraft	628,023	—	3,238,427	—
Payable for Fund shares redeemed	607,986	6,935,671	12,578,932	183,141
Trustees Deferred Compensation Plan payable (see Note 4)	189,464	315,367	1,280,625	14,333
Investment Advisory fees payable	118,489	645,869	343,684	63,490
Administration fees payable	96,622	154,892	238,334	27,604
Servicing fees payable	40,074	138,176	86,716	15,145
Distribution fees payable	7,086	43,502	717,852	3,144
Dividends payable to shareholders	—	—	—	—
Securities sold short, at value	—	—	—	—
Options written, at value	—	—	—	—
Payable for investments purchased	—	24,375,744	11,720,392	61,226
Dividends payable on securities sold short	—	—	—	—
Accrued expenses and other liabilities	—	—	—	—
Total Liabilities	1,687,744	32,609,221	30,204,962	368,083
Net Assets	$324,294,344	$1,457,933,399	$811,458,226	$133,664,645
Net Assets Consist of:
Paid-in-capital	$291,043,291	$1,261,924,429	$695,670,666	$113,335,540
Total distributable earnings	33,251,053	196,008,970	115,787,560	20,329,105
Net Assets	$324,294,344	$1,457,933,399	$811,458,226	$133,664,645
Cost of Investments	$292,190,104	$1,285,741,444	$729,574,022	$111,538,814
Cost of Foreign Currency	$—	$—	$—	$—
Proceeds Received on Securities Sold Short	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—

96	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$1,546,853,850
—
4,309,081
509,911
162
1,130,435
37,735
387,897
—
1,553,229,071

528
4,383,490
387,897
1,123,986
424,796
124,386
27,836
1
134
3,544,475
—
2
3,149
10,020,680
$1,543,208,391

$1,029,412,665
513,795,726
$1,543,208,391
$1,048,180,864
$4,016,883
$162
$4,510,925

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	97

Statements of Assets and Liabilities (cont’d)

December 31, 2019 (Unaudited)

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap
Net Assets:
Class A	$185,387,876	$608,046,223	$398,546,431	$69,199,654
Class C	10,636,943	49,910,502	2,410,480	5,211,811
Class R	2,065,290	21,589,255	20,732,778	—
Class P	19,837,253	223,103,672	34,584,395	17,425,375
Institutional Class	104,967,296	444,879,537	144,007,478	16,981,358
Class R6	—	75,119,971	128,563,381	24,846,447
Administrative Class	1,399,686	35,284,239	82,613,283	—
Shares Issued and Outstanding:
Class A	6,435,772	19,801,907	27,671,722	3,373,686
Class C	364,571	2,007,991	189,490	266,089
Class R	70,933	834,263	1,305,675	—
Class P	681,967	9,217,350	2,051,971	840,483
Institutional Class	3,661,380	13,474,182	8,443,236	812,273
Class R6	—	2,277,608	7,604,341	1,188,670
Administrative Class	47,883	1,111,984	5,760,347	—
Net Asset Value and Redemption Price Per Share:*
Class A	$28.81	$30.71	$14.40	$20.51
Class C	29.18	24.86	12.72	19.59
Class R	29.12	25.88	15.88	—
Class P	29.09	24.20	16.85	20.73
Institutional Class	28.67	33.02	17.06	20.91
Class R6	—	32.98	16.91	20.90
Administrative Class	29.23	31.73	14.34	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

98	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$572,273,445
42,073,245
—
136,555,309
781,900,558
—
10,405,834

10,455,448
1,193,250
—
2,144,520
11,960,397
—
174,371

$54.73
35.26
—
63.68
65.37
—
59.68

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	99

Statements of Operations

Six Months ended December 31, 2019 (Unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$6,708,874	$3,988,719	$174,118	$492,814
Interest	6,216	21,400	115	5,620
Miscellaneous	—	—	7	—
Total Investment Income	6,715,090	4,010,119	174,240	498,434
Expenses:
Investment advisory	1,500,508	2,314,666	37,101	490,410
Administration	720,559	1,870,505	21,617	221,020
Distribution — Class C	11,625	170,588	3,806	23,699
Distribution — Class R	—	26,648	—	—
Servicing — Class A	56,787	719,914	5,838	55,365
Servicing — Class C	3,875	56,863	1,269	7,899
Servicing — Class R	—	26,648	—	—
Distribution and/or servicing — Administrative Class	—	5,729	—	—
Trustees	36,577	107,005	1,120	12,333
Line of credit commitment	4,118	11,694	129	1,369
Legal	416	1,098	75	174
Miscellaneous	8,554	144	370	1,306
Total Expenses	2,343,019	5,311,502	71,325	813,575
Less: Investment Advisory/Administration waived	(617,856)	(571,963)	—	—
Net Expenses	1,725,163	4,739,539	71,325	813,575
Net Investment Income (Loss)	4,989,927	(729,420)	102,915	(315,141)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(10,705,672)	103,926,085	(506,227)	4,908,694
Options written	—	—	—	—
Forward foreign currency contracts	—	—	(645)	(2,259)
Foreign currency transactions	(263,090)	—	970	5,408
Net change in unrealized appreciation/depreciation of:
Investments	31,058,936	(6,183,912)	(17,667)	(85,726)
Investments in Affiliates	—	—	—	—
Options written	—	—	—	—
Forward foreign currency contracts	—	—	—	100
Foreign currency transactions	(16,047)	—	(30)	1,445
Net realized and change in unrealized gain (loss)	20,074,127	97,742,173	(523,599)	4,827,662
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$25,064,054	$97,012,753	$(420,684)	$4,512,521
* Foreign withholding taxes	$932,449	$—	$4,377	$27,361

100	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$915,155	$17,095,341	$773,689	$16,824,142	$2,811,555
7,443	51,118,026	3,365	21,428	1,636
—	206,660	—	—	—
922,598	68,420,027	777,054	16,845,570	2,813,191

612,674	15,232,178	752,190	2,894,770	501,659
304,182	8,265,483	616,369	2,346,276	394,076
14,672	4,639,761	59,961	235,083	43,538
—	7,274	1,608	89,832	7,101
181,182	1,913,851	304,114	560,076	85,998
4,891	1,546,587	19,987	78,361	14,513
—	7,274	1,608	89,832	7,101
—	—	1,938	44,267	1,563
15,898	480,885	32,758	135,655	17,500
1,723	52,325	3,594	15,075	1,961
218	4,816	386	1,368	232
363	25,887	2,250	8,774	2,159
1,135,803	32,176,321	1,796,763	6,499,369	1,077,401
—	(259,077)	—	(482,462)	(62,707)
1,135,803	31,917,244	1,796,763	6,016,907	1,014,694
(213,205)	36,502,783	(1,019,709)	10,828,663	1,798,497

7,935,309	134,850,915	8,343,044	117,953,247	(1,915,579)
—	770,405	—	—	—
—	—	—	—	—
(3,001)	—	(19)	(182)	(20,695)

9,809,417	99,238,465	15,463,351	(19,457,769)	9,693,032
—	(1,383,366)	—	—	—
—	312,453	—	—	—
—	—	—	—	—
(1,176)	—	—	220	(2,794)
17,740,549	233,788,872	23,806,376	98,495,516	7,753,964
$17,527,344	$270,291,655	$22,786,667	$109,324,179	$9,552,461
$947	$—	$3,811	$156,832	$189,202

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	101

Statements of Operations (cont’d)

Six Months ended December 31, 2019 (Unaudited)

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$4,218,492	$15,350,383	$11,558,828	$1,024,649
Interest	3,892	21,104	16,228	5,248
Miscellaneous	—	—	8,865	—
Total Investment Income	4,222,384	15,371,487	11,583,921	1,029,897
Expenses:
Investment advisory	758,853	3,748,829	2,701,925	355,039
Administration	611,394	2,425,968	1,553,309	215,466
Distribution — Class C	40,661	177,101	10,679	19,986
Distribution — Class R	2,545	25,736	26,227	—
Servicing — Class A	223,863	746,518	515,647	84,525
Servicing — Class C	13,554	59,034	3,560	6,662
Servicing — Class R	2,545	25,736	26,227	—
Distribution and/or servicing — Administrative Class	1,690	38,693	128,769	—
Trustees	34,588	139,734	99,050	11,981
Line of credit commitment	3,959	15,335	11,053	1,287
Legal	400	1,444	958	185
Dividends on securities sold short	—	—	—	—
Securities sold short	—	—	—	—
Miscellaneous	815	3,460	8,117	73
Total Expenses	1,694,867	7,407,588	5,085,521	695,204
Less: Investment Advisory/Administration waived	—	(1,499,531)	(450,321)	(59,173)
Net Expenses	1,694,867	5,908,057	4,635,200	636,031
Net Investment Income (Loss)	2,527,517	9,463,430	6,948,721	393,866
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,925,402	97,720,547	82,961,519	(118,032)
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	(102)	(393)	8,454	—
Payments from Affiliates (See Note 10)	—	—	—	706
Net change in unrealized appreciation/depreciation of:
Investments	13,143,169	10,301,773	(22,124,779)	6,425,715
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	(54)	49	(376)	—
Net realized and change in unrealized gain	28,068,415	108,021,976	60,844,818	6,308,389
Net Increase in Net Assets Resulting from Investment Operations	$30,595,932	$117,485,406	$67,793,539	$6,702,255
* Foreign withholding taxes	$15,540	$11,580	$47,927	$—

102	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$3,823,798
182,726
7
4,006,531

7,052,967
2,667,699
168,133
—
725,942
56,044
—
13,847
164,765
17,687
1,616
3
51,689
3,361
10,923,753
—
10,923,753
(6,917,222)

138,887,942
(1,218,852)
3,086,845
(133,234)
—

(84,312,720)
4
(1,464,631)
149,661
54,995,015
$48,077,793
$112,628

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	103

Statements of Changes in Net Assets

	AllianzGI Emerging Markets Opportunities		AllianzGI Focused Growth

	Six Months ended December 31, 2019 (Unaudited)	Year ended June 30, 2019	Six Months ended December 31, 2019 (Unaudited)	Year ended June 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$4,989,927	$7,163,044	$(729,420)	$(1,139,936)
Net realized gain (loss)	(10,968,762)	(34,340,091)	103,926,085	129,030,700
Net change in unrealized appreciation/depreciation	31,042,889	15,603,950	(6,183,912)	(63,725,778)

Net increase (decrease) in net assets resulting from investment operations	25,064,054	(11,573,097)	97,012,753	64,164,986
Distributions to Shareholders from:

Distributable earnings:
Class A	(917,791)	(969,272)	(71,954,089)	(59,884,650)
Class C	(32,037)	(15,097)	(8,748,772)	(8,093,814)
Class R	—	—	(3,434,752)	(3,051,304)
Class P	(381,714)	(507,886)	(14,030,851)	(14,260,002)
Institutional Class	(6,546,783)	(6,130,461)	(20,050,942)	(18,778,168)
Class R6	(582,626)	(591,467)	(18,688,902)	(13,248,091)
Administrative Class	—	—	(695,736)	(568,572)
Total distributions to shareholders	(8,460,951)	(8,214,183)	(137,604,044)	(117,884,601)
Fund Share Transactions:
Net proceeds from the sale of shares	32,716,222	169,185,889	61,515,248	332,235,487
Issued in reinvestment of distributions	8,039,929	7,717,648	123,886,800	105,500,697
Cost of shares redeemed	(62,295,706)	(146,848,611)	(149,051,157)	(426,260,678)
Net increase (decrease) from Fund share transactions	(21,539,555)	30,054,926	36,350,891	11,475,506
Total increase (decrease) in net assets	(4,936,452)	10,267,646	(4,240,400)	(42,244,109)
Net Assets:
Beginning of period	378,359,597	368,091,951	1,041,383,789	1,083,627,898
End of period	$373,423,145	$378,359,597	$1,037,143,389	$1,041,383,789

—	May reflect actual amounts rounding to less than $1.

104	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Global Natural Resources		AllianzGI Global Small-Cap		AllianzGI Health Sciences

Six Months ended December 31, 2019 (Unaudited)	Year ended June 30, 2019	Six Months ended December 31, 2019 (Unaudited)	Year ended June 30, 2019	Six Months ended December 31, 2019 (Unaudited)	Year ended June 30, 2019

$102,915	$300,932	$(315,141)	$(321,870)	$(213,205)	$56,912
(505,902)	(620,330)	4,911,843	3,514,942	7,932,308	18,936,286
(17,697)	(1,778,722)	(84,181)	(15,621,622)	9,808,241	(372,630)

(420,684)	(2,098,120)	4,512,521	(12,428,550)	17,527,344	18,620,568

(111,986)	(106,938)	(3,176,268)	(9,059,158)	(10,065,053)	(19,287,433)
(21,445)	(13,875)	(499,188)	(2,028,346)	(345,656)	(661,505)
—	—	—	—	—	—
(10,341)	(42,273)	(646,423)	(2,305,369)	—	—
(134,320)	(116,198)	(3,167,395)	(13,171,798)	(313,756)	(324,420)
—	—	—	—	—	—
—	—	—	—	—	—
(278,092)	(279,284)	(7,489,274)	(26,564,671)	(10,724,465)	(20,273,358)

973,361	3,404,031	2,721,955	22,603,210	2,467,590	12,144,594
263,944	256,399	6,996,507	24,879,822	10,356,965	19,582,484
(2,854,765)	(9,715,627)	(34,919,832)	(68,042,255)	(11,413,543)	(26,779,664)
(1,617,460)	(6,055,197)	(25,201,370)	(20,559,223)	1,411,012	4,947,414
(2,316,236)	(8,432,601)	(28,178,123)	(59,552,444)	8,213,891	3,294,624

12,229,198	20,661,799	133,891,807	193,444,251	155,488,567	152,193,943
$9,912,962	$12,229,198	$105,713,684	$133,891,807	$163,702,458	$155,488,567

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	105

Statements of Changes in Net Assets (cont’d)

	AllianzGI Income & Growth		AllianzGI Mid-Cap

	Six Months ended December 31, 2019 (Unaudited)	Year ended June 30, 2019	Six Months ended December 31, 2019 (Unaudited)	Year ended June 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$36,502,783	$71,178,883	$(1,019,709)	$(2,168,597)
Net realized gain (loss)	135,621,320	240,336,412	8,343,025	7,637,737
Net change in unrealized appreciation/depreciation	98,167,552	(99,581,375)	15,463,351	31,311,937

Net increase (decrease) in net assets resulting from investment operations	270,291,655	211,933,920	22,786,667	36,781,077
Distributions to Shareholders from:

Distributable earnings:
Class A	(58,552,885)	(110,411,831)	(11,314,973)	(27,816,569)
Class C	(47,509,447)	(96,161,658)	(890,197)	(3,319,825)
Class R	(213,013)	(343,496)	(62,933)	(183,135)
Class P	(44,522,383)	(84,862,532)	(486,183)	(1,150,131)
Institutional Class	(28,946,428)	(47,989,045)	(2,171,232)	(3,438,770)
Class R6	—	—	—	—
Administrative Class	—	—	(70,695)	(163,523)
Total distributions to shareholders	(179,744,156)	(339,768,562)	(14,996,213)	(36,071,953)
Fund Share Transactions:
Net proceeds from the sale of shares	736,773,210	1,709,498,560	39,079,647	147,501,131
Issued in reinvestment of distributions	162,237,922	303,320,720	13,532,766	32,092,605
Cost of shares redeemed	(589,785,660)	(1,090,296,297)	(36,473,058)	(173,708,354)
Net increase (decrease) from Fund share transactions	309,225,472	922,522,983	16,139,355	5,885,382
Total increase (decrease) in net assets	399,772,971	794,688,341	23,929,809	6,594,506
Net Assets:
Beginning of period	4,523,005,554	3,728,317,213	312,167,423	305,572,917
End of period	$4,922,778,525	$4,523,005,554	$336,097,232	$312,167,423

—	May reflect actual amounts rounding to less than $1.

106	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Dividend Value		AllianzGI NFJ International Value		AllianzGI NFJ Large-Cap Value

Six Months ended December 31, 2019 (Unaudited)	Year ended June 30, 2019	Six Months ended December 31, 2019 (Unaudited)	Year ended June 30, 2019	Six Months ended December 31, 2019 (Unaudited)	Year ended June 30, 2019

$10,828,663	$34,147,685	$1,798,497	$4,017,249	$2,527,517	$5,744,563
117,953,065	130,028,369	(1,936,274)	6,397,576	14,925,300	(5,989,507)
(19,457,549)	(113,531,589)	9,690,238	(12,701,695)	13,143,115	17,171,832

109,324,179	50,644,465	9,552,461	(2,286,870)	30,595,932	16,926,888

(51,873,207)	(103,972,637)	(947,709)	(1,240,282)	(4,345,111)	(2,878,118)
(6,382,564)	(19,705,892)	(110,567)	(150,145)	(200,328)	(156,046)
(8,317,152)	(15,736,853)	(69,991)	(92,441)	(45,179)	(37,054)
(40,126,430)	(93,724,314)	(491,372)	(886,735)	(481,260)	(361,691)
(25,933,344)	(71,655,918)	(692,377)	(914,475)	(2,814,506)	(2,637,372)
(8,488,359)	(15,698,988)	(20,578)	(28,658)	—	—
(3,769,765)	(13,203,454)	(17,404)	(40,736)	(32,685)	(22,170)
(144,890,821)	(333,698,056)	(2,349,998)	(3,353,472)	(7,919,069)	(6,092,451)

84,586,003	301,776,596	8,097,823	37,499,896	12,073,396	74,280,028
127,296,692	286,170,219	2,140,785	2,985,084	7,427,296	5,653,505
(297,618,199)	(912,899,785)	(28,457,197)	(141,030,657)	(63,413,946)	(107,300,262)
(85,735,504)	(324,952,970)	(18,218,589)	(100,545,677)	(43,913,254)	(27,366,729)
(121,302,146)	(608,006,561)	(11,016,126)	(106,186,019)	(21,236,391)	(16,532,292)

1,357,243,214	1,965,249,775	179,805,569	285,991,588	345,530,735	362,063,027
$1,235,941,068	$1,357,243,214	$168,789,443	$179,805,569	$324,294,344	$345,530,735

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	107

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Mid-Cap Value		AllianzGI NFJ Small-Cap Value

	Six Months ended December 31, 2019 (Unaudited)	Year ended June 30, 2019	Six Months ended December 31, 2019 (Unaudited)	Year ended June 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$9,463,430	$19,748,593	$6,948,721	$28,314,977
Net realized gain (loss)	97,720,154	34,862,826	82,969,973	52,161,420
Net change in unrealized appreciation/depreciation	10,301,822	(9,947,114)	(22,125,155)	(252,683,722)

Net increase (decrease) in net assets resulting from investment operations	117,485,406	44,664,305	67,793,539	(172,207,325)
Distributions to Shareholders from:

Distributable earnings:
Class A	(47,351,316)	(8,958,098)	(34,922,642)	(125,664,406)
Class C	(4,322,367)	(259,371)	(223,274)	(3,447,097)
Class R	(1,914,476)	(286,719)	(1,588,320)	(6,171,694)
Class P	(21,721,615)	(3,913,377)	(2,577,066)	(11,101,354)
Institutional Class	(33,543,054)	(6,182,427)	(11,170,094)	(94,888,377)
Class R6	(5,444,939)	(220,071)	(10,202,555)	(46,791,068)
Administrative Class	(2,689,085)	(393,619)	(9,276,658)	(34,340,757)
Total distributions to shareholders	(116,986,852)	(20,213,682)	(69,960,609)	(322,404,753)
Fund Share Transactions:
Net proceeds from the sale of shares	206,268,956	552,773,876	44,014,457	283,770,753
Issued in reinvestment of distributions	104,661,156	18,064,016	64,678,073	294,059,205
Cost of shares redeemed	(166,296,427)	(551,921,766)	(346,685,248)	(1,291,552,009)
Net increase (decrease) from Fund share transactions	144,633,685	18,916,126	(237,992,718)	(713,722,051)
Total increase (decrease) in net assets	145,132,239	43,366,749	(240,159,788)	(1,208,334,129)
Net Assets:
Beginning of period	1,312,801,160	1,269,434,411	1,051,618,014	2,259,952,143
End of period	$1,457,933,399	$1,312,801,160	$811,458,226	$1,051,618,014

—	May reflect actual amounts rounding to less than $1.

108	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Small-Cap		AllianzGI Technology

Six Months ended December 31, 2019 (Unaudited)	Year ended June 30, 2019	Six Months ended December 31, 2019 (Unaudited)	Year ended June 30, 2019

$393,866	$299,803	$(6,917,222)	$(14,093,871)
(117,326)	(971,773)	140,622,701	180,784,054
6,425,715	(85,006)	(85,627,686)	14,943,453

6,702,255	(756,976)	48,077,793	181,633,636

(36,355)	(5,374,154)	(99,007,393)	(103,779,572)
(3)	(708,974)	(10,444,134)	(11,594,326)
—	—	—	—
(54,723)	(673,909)	(20,909,955)	(21,155,444)
(51,869)	(553,729)	(115,521,539)	(126,878,404)
(96,047)	(43,874)	—	—
—	—	(1,647,783)	(3,019,512)
(238,997)	(7,354,640)	(247,530,804)	(266,427,258)

27,968,037	64,704,067	121,077,875	528,506,555
234,792	6,805,302	236,602,850	252,764,407
(11,649,277)	(47,676,925)	(232,275,527)	(661,953,777)
16,553,552	23,832,444	125,405,198	119,317,185
23,016,810	15,720,828	(74,047,813)	34,523,563

110,647,835	94,927,007	1,617,256,204	1,582,732,641
$133,664,645	$110,647,835	$1,543,208,391	$1,617,256,204

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	109

Financial Highlights

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Emerging Markets Opportunities:
Class A
12/31/2019†	$27.06	$0.34	$1.59	$1.93	$(0.56)	$28.43
6/30/2019	28.53	0.56	(1.55)	(0.99)	(0.48)	27.06
6/30/2018	26.59	0.41	1.85	2.26	(0.32)	28.53
6/30/2017	22.60	0.41	3.98	4.39	(0.40)	26.59
6/30/2016	25.90	0.34	(3.39)	(3.05)	(0.25)	22.60
6/30/2015	27.00	0.35	(1.10)	(0.75)	(0.35)	25.90
Class C
12/31/2019†	$26.81	$0.26	$1.56	$1.82	$(0.30)	$28.33
6/30/2019	28.05	0.31	(1.45)	(1.14)	(0.10)	26.81
6/30/2018	26.13	0.16	1.84	2.00	(0.08)	28.05
6/30/2017	22.09	0.19	3.96	4.15	(0.11)	26.13
6/30/2016	25.21	0.22	(3.34)	(3.12)	—	22.09
6/30/2015	26.25	0.14	(1.07)	(0.93)	(0.11)	25.21
Class P
12/31/2019†	$26.46	$0.38	$1.55	$1.93	$(0.63)	$27.76
6/30/2019	28.02	0.55	(1.47)	(0.92)	(0.64)	26.46
6/30/2018	26.17	0.46	1.84	2.30	(0.45)	28.02
6/30/2017	22.23	0.44	3.94	4.38	(0.44)	26.17
6/30/2016	25.44	0.46	(3.40)	(2.94)	(0.27)	22.23
6/30/2015	26.63	0.42	(1.11)	(0.69)	(0.50)	25.44
Institutional Class
12/31/2019†	$27.10	$0.38	$1.62	$2.00	$(0.67)	$28.43
6/30/2019	28.72	0.54	(1.47)	(0.93)	(0.69)	27.10
6/30/2018	26.83	0.53	1.85	2.38	(0.49)	28.72
6/30/2017	22.74	0.49	4.03	4.52	(0.43)	26.83
6/30/2016	25.95	0.44	(3.42)	(2.98)	(0.23)	22.74
6/30/2015	27.11	0.43	(1.11)	(0.68)	(0.48)	25.95
Class R6
12/31/2019†	$26.96	$0.39	$1.61	$2.00	$(0.69)	$28.27
6/30/2019	28.57	0.57	(1.48)	(0.91)	(0.70)	26.96
6/30/2018	26.69	0.62	1.76	2.38	(0.50)	28.57
6/30/2017	22.69	0.60	3.90	4.50	(0.50)	26.69
12/14/2015* - 6/30/2016	21.21	0.31	1.47	1.78	(0.30)	22.69

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

110	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

7.16%	$46,465	1.27	%(c)	1.62	%(c)	2.53	%(c)	38%
(3.29)	48,388	1.26		1.61		2.08		101
8.44	108,279	1.26		1.61		1.36		88
19.76	154,357	1.42		1.62		1.69		155
(11.73)	143,677	1.48		1.62		1.59		85
(2.76)	28,690	1.67		1.67		1.30		99

6.79%	$3,058	2.02	%(c)	2.37	%(c)	1.93	%(c)	38%
(4.05)	3,675	2.01		2.36		1.15		101
7.63	8,113	2.01		2.36		0.55		88
18.91	8,982	2.17		2.37		0.80		155
(12.38)	11,862	2.27		2.37		1.02		85
(3.53)	15,069	2.42		2.42		0.53		99

7.32%	$17,023	1.02	%(c)	1.37	%(c)	2.94	%(c)	38%
(3.05)	20,454	1.01		1.36		2.08		101
8.71	29,887	1.01		1.36		1.55		88
20.11	21,586	1.17		1.37		1.86		155
(11.51)	20,262	1.26		1.37		2.11		85
(2.53)	12,229	1.42		1.42		1.63		99

7.41%	$281,909	0.92	%(c)	1.27	%(c)	2.87	%(c)	38%
(2.97)	282,196	0.91		1.26		2.03		101
8.79	197,536	0.91		1.26		1.74		88
20.26	72,688	1.07		1.27		2.02		155
(11.41)	64,785	1.17		1.27		2.00		85
(2.45)	62,339	1.32		1.32		1.60		99

7.43%	$24,968	0.87	%(c)	1.22	%(c)	2.91	%(c)	38%
(2.93)	23,647	0.86		1.21		2.13		101
8.85	24,277	0.86		1.21		2.03		88
20.27	692	1.02		1.22		2.46		155
8.46	21	1.07	(c)	1.22	(c)	2.63	(c)	85

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	111

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth:
Class A
12/31/2019†	$53.33	$(0.06)	$5.30	$5.24	$—	$(7.05)
6/30/2019	56.83	(0.08)	2.48	2.40	—	(5.90)
6/30/2018	46.62	—	10.92	10.92	—	(0.71)
6/30/2017	40.72	0.06	6.85	6.91	—	(1.01)
6/30/2016	42.73	0.08	0.62	0.70	—	(2.71)
6/30/2015	41.93	(0.03)	4.57	4.54	(0.17)	(3.57)
Class C
12/31/2019†	$34.42	$(0.17)	$3.39	$3.22	$—	$(7.05)
6/30/2019	39.41	(0.36)	1.27	0.91	—	(5.90)
6/30/2018	32.76	(0.29)	7.65	7.36	—	(0.71)
6/30/2017	29.12	(0.19)	4.84	4.65	—	(1.01)
6/30/2016	31.53	(0.17)	0.47	0.30	—	(2.71)
6/30/2015	31.96	(0.25)	3.40	3.15	(0.01)	(3.57)
Class R
12/31/2019†	$39.02	$(0.10)	$3.86	$3.76	$—	$(7.05)
6/30/2019	43.54	(0.16)	1.54	1.38	—	(5.90)
6/30/2018	35.95	(0.11)	8.41	8.30	—	(0.71)
6/30/2017	31.71	(0.04)	5.29	5.25	—	(1.01)
6/30/2016	33.93	(0.02)	0.51	0.49	—	(2.71)
6/30/2015	34.08	(0.11)	3.66	3.55	(0.13)	(3.57)
Class P
12/31/2019†	$39.91	$—	$3.96	$3.96	$—	$(7.05)
6/30/2019	44.18	0.03	1.60	1.63	—	(5.90)
6/30/2018	36.33	0.09	8.52	8.61	(0.05)	(0.71)
6/30/2017	31.88	0.14	5.32	5.46	—	(1.01)
6/30/2016	33.94	0.15	0.50	0.65	—	(2.71)
6/30/2015	34.09	0.06	3.66	3.72	(0.30)	(3.57)
Institutional Class
12/31/2019†	$48.89	$0.03	$4.86	$4.89	$—	$(7.05)
6/30/2019	52.51	0.09	2.19	2.28	—	(5.90)
6/30/2018	43.02	0.16	10.08	10.24	(0.04)	(0.71)
6/30/2017	37.53	0.20	6.30	6.50	—	(1.01)
6/30/2016	39.45	0.21	0.58	0.79	—	(2.71)
6/30/2015	39.01	0.11	4.23	4.34	(0.33)	(3.57)
Class R6
12/31/2019†	$48.96	$0.04	$4.87	$4.91	$—	$(7.05)
6/30/2019	52.56	0.11	2.19	2.30	—	(5.90)
6/30/2018	43.04	0.19	10.10	10.29	(0.06)	(0.71)
6/30/2017	37.53	0.21	6.31	6.52	—	(1.01)
12/14/2015* - 6/30/2016	37.51	0.12	(0.10)	0.02	—	—
Administrative Class
12/31/2019†	$45.36	$(0.04)	$4.51	$4.47	$—	$(7.05)
6/30/2019	49.33	(0.04)	1.97	1.93	—	(5.90)
6/30/2018	40.51	0.03	9.50	9.53	—	(0.71)
6/30/2017	35.48	0.09	5.95	6.04	—	(1.01)
6/30/2016	37.53	0.11	0.55	0.66	—	(2.71)
6/30/2015	37.31	0.01	4.02	4.03	(0.24)	(3.57)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

112	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(7.05)	$51.52	9.93%	$589,892	1.00	%(c)	1.12	%(c)	(0.22	)%(c)	32%
(5.90)	53.33	6.79	577,106	1.00		1.12		(0.15)		50
(0.71)	56.83	23.53	421,188	0.99		1.11		—		40
(1.01)	46.62	17.29	373,359	1.05		1.11		0.15		46
(2.71)	40.72	1.54	357,077	1.11		1.11		0.20		55
(3.74)	42.73	11.57	297,572	1.11		1.11		(0.06)		58

$(7.05)	$30.59	9.51%	$45,640	1.77	%(c)	1.87	%(c)	(1.00	)%(c)	32%
(5.90)	34.42	5.93	48,706	1.77		1.87		(0.93)		50
(0.71)	39.41	22.59	233,854	1.76		1.86		(0.77)		40
(1.01)	32.76	16.40	217,685	1.81		1.86		(0.62)		46
(2.71)	29.12	0.79	230,432	1.86		1.86		(0.56)		55
(3.58)	31.53	10.76	227,519	1.86		1.86		(0.81)		58

$(7.05)	$35.73	9.78%	$20,004	1.27	%(c)	1.37	%(c)	(0.50	)%(c)	32%
(5.90)	39.02	6.50	22,511	1.27		1.37		(0.41)		50
(0.71)	43.54	23.21	23,781	1.26		1.36		(0.27)		40
(1.01)	35.95	16.96	20,635	1.31		1.36		(0.11)		46
(2.71)	31.71	1.31	17,877	1.36		1.36		(0.05)		55
(3.70)	33.93	11.32	14,751	1.36		1.36		(0.31)		58

$(7.05)	$36.82	10.06%	$84,572	0.77	%(c)	0.87	%(c)	0.01	%(c)	32%
(5.90)	39.91	7.01	91,265	0.77		0.87		0.09		50
(0.76)	44.18	23.84	109,456	0.76		0.86		0.23		40
(1.01)	36.33	17.54	80,667	0.81		0.86		0.41		46
(2.71)	31.88	1.81	35,025	0.86		0.86		0.46		55
(3.87)	33.94	11.88	16,050	0.86		0.86		0.19		58

$(7.05)	$46.73	10.11%	$149,106	0.67	%(c)	0.77	%(c)	0.10	%(c)	32%
(5.90)	48.89	7.15	162,173	0.67		0.77		0.18		50
(0.75)	52.51	23.93	177,278	0.66		0.76		0.33		40
(1.01)	43.02	17.67	195,161	0.71		0.76		0.50		46
(2.71)	37.53	1.92	155,976	0.76		0.76		0.55		55
(3.90)	39.45	11.99	122,979	0.76		0.76		0.29		58

$(7.05)	$46.82	10.14%	$143,222	0.62	%(c)	0.72	%(c)	0.16	%(c)	32%
(5.90)	48.96	7.18	134,485	0.62		0.72		0.23		50
(0.77)	52.56	24.03	114,054	0.61		0.71		0.38		40
(1.01)	43.04	17.72	36,374	0.66		0.71		0.53		46
—	37.53	0.05	11,564	0.71	(c)	0.71	(c)	0.60	(c)	55

$(7.05)	$42.78	9.98%	$4,707	0.92	%(c)	1.02	%(c)	(0.15	)%(c)	32%
(5.90)	45.36	6.88	5,138	0.92		1.02		(0.08)		50
(0.71)	49.33	23.63	4,017	0.91		1.01		0.07		40
(1.01)	40.51	17.39	4,288	0.96		1.01		0.25		46
(2.71)	35.48	1.65	7,900	1.01		1.01		0.29		55
(3.81)	37.53	11.67	6,439	1.01		1.01		0.04		58

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	113

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Global Natural Resources:
Class A
12/31/2019†	$14.20	$0.12	$(0.57)	$(0.45)	$(0.36)	$13.39
6/30/2019	15.95	0.27	(1.78)	(1.51)	(0.24)	14.20
6/30/2018	13.77	0.13	2.08	2.21	(0.03)	15.95
6/30/2017	14.67	0.01	(0.78)	(0.77)	(0.13)	13.77
6/30/2016	16.66	0.05	(1.97)	(1.92)	(0.07)	14.67
6/30/2015	20.71	0.06	(4.11)	(4.05)	—	16.66
Class C
12/31/2019†	$13.29	$0.07	$(0.54)	$(0.47)	$(0.27)	$12.55
6/30/2019	14.90	0.15	(1.64)	(1.49)	(0.12)	13.29
6/30/2018	12.93	0.02	1.95	1.97	—	14.90
6/30/2017	13.77	(0.10)	(0.74)	(0.84)	—	12.93
6/30/2016	15.67	(0.06)	(1.84)	(1.90)	—	13.77
6/30/2015	19.63	(0.07)	(3.89)	(3.96)	—	15.67
Class P
12/31/2019†	$14.44	$0.14	$(0.59)	$(0.45)	$(0.37)	$13.62
6/30/2019	16.25	0.29	(1.79)	(1.50)	(0.31)	14.44
6/30/2018	13.96	0.18	2.11	2.29	—	16.25
6/30/2017	14.86	0.03	(0.78)	(0.75)	(0.15)	13.96
6/30/2016	16.87	0.09	(1.99)	(1.90)	(0.11)	14.86
6/30/2015	20.98	0.13	(4.20)	(4.07)	(0.04)	16.87
Institutional Class
12/31/2019†	$14.58	$0.15	$(0.59)	$(0.44)	$(0.42)	$13.72
6/30/2019	16.39	0.33	(1.84)	(1.51)	(0.30)	14.58
6/30/2018	14.12	0.19	2.14	2.33	(0.06)	16.39
6/30/2017	14.99	0.07	(0.81)	(0.74)	(0.13)	14.12
6/30/2016	17.00	0.09	(1.99)	(1.90)	(0.11)	14.99
6/30/2015	21.10	0.12	(4.19)	(4.07)	(0.03)	17.00

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.

114	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(3.16)%	$4,016	1.43	%(c)(d)	1.85	%(c)(d)	89%
(9.24)	5,466	1.43	(d)	1.91	(d)	76
16.05	7,812	1.43	(d)	0.84	(d)	113
(5.37)	11,135	1.42	(d)	0.08	(d)	108
(11.44)	14,175	1.42	(d)	0.34	(d)	177
(19.56)	11,395	1.41		0.32		107

(3.51)%	$1,011	2.18	%(c)(d)	1.11	%(c)(d)	89%
(9.90)	1,154	2.18	(d)	1.10	(d)	76
15.24	2,102	2.18	(d)	0.13	(d)	113
(6.07)	2,896	2.17	(d)	(0.70	)(d)	108
(12.13)	4,200	2.17	(d)	(0.43	)(d)	177
(20.17)	4,579	2.16		(0.42)		107

(3.05)%	$377	1.18	%(c)(d)	2.07	%(c)(d)	89%
(8.94)	600	1.18	(d)	1.93	(d)	76
16.40	2,435	1.18	(d)	1.20	(d)	113
(5.18)	1,970	1.17	(d)	0.19	(d)	108
(11.20)	8,025	1.17	(d)	0.61	(d)	177
(19.38)	8,128	1.16		0.73		107

(2.98)%	$4,509	1.08	%(c)(d)	2.21	%(c)(d)	89%
(8.92)	5,009	1.08	(d)	2.21	(d)	76
16.48	8,313	1.08	(d)	1.24	(d)	113
(5.07)	10,068	1.07	(d)	0.43	(d)	108
(11.12)	17,671	1.07	(d)	0.64	(d)	177
(19.28)	30,751	1.06		0.67		107

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	115

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Small-Cap:
Class A
12/31/2019†	$39.37	$(0.14)	$1.79	$1.65	$—	$(2.95)
6/30/2019	51.40	(0.14)	(3.88)	(4.02)	—	(8.01)
6/30/2018	47.75	(0.26)	8.28	8.02	(0.10)	(4.27)
6/30/2017	41.18	(0.14)	6.71	6.57	—	—
6/30/2016	45.05	(0.13)	(3.74)	(3.87)	—	—
6/30/2015	43.12	(0.19)	2.12	1.93	—	—
Class C
12/31/2019†	$33.10	$(0.24)	$1.50	$1.26	$—	$(2.95)
6/30/2019	45.13	(0.45)	(3.57)	(4.02)	—	(8.01)
6/30/2018	42.62	(0.57)	7.35	6.78	—	(4.27)
6/30/2017	37.03	(0.42)	6.01	5.59	—	—
6/30/2016	40.81	(0.41)	(3.37)	(3.78)	—	—
6/30/2015	39.36	(0.46)	1.91	1.45	—	—
Class P
12/31/2019†	$42.51	$(0.10)	$1.94	$1.84	$—	$(2.95)
6/30/2019	54.57	(0.06)	(3.99)	(4.05)	—	(8.01)
6/30/2018	50.40	(0.15)	8.75	8.60	(0.16)	(4.27)
6/30/2017	43.36	0.02	7.02	7.04	—	—
6/30/2016	47.30	(0.05)	(3.89)	(3.94)	—	—
6/30/2015	45.17	(0.06)	2.19	2.13	—	—
Institutional Class
12/31/2019†	$42.97	$(0.08)	$1.97	$1.89	$—	$(2.95)
6/30/2019	55.01	0.01	(4.04)	(4.03)	—	(8.01)
6/30/2018	50.77	(0.09)	8.81	8.72	(0.21)	(4.27)
6/30/2017	43.63	0.02	7.12	7.14	—	—
6/30/2016	47.55	0.02	(3.94)	(3.92)	—	—
6/30/2015	45.37	(0.05)	2.23	2.18	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

116	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(2.95)	$38.07		4.23%	$43,447	1.63	%(c)	(0.71	)%(c)	38%
(8.01)	39.37		(4.64)	46,947	1.62		(0.34)		85
(4.37)	51.40	(d)	17.08 (d)	56,929	1.62		(0.51)		77
—	47.75	(d)	15.96 (d)	56,686	1.61		(0.32)		80
—	41.18		(8.59)	68,625	1.61		(0.31)		87
—	45.05		4.48	57,590	1.61		(0.45)		64

$(2.95)	$31.41		3.85%	$5,702	2.38	%(c)	(1.47	)%(c)	38%
(8.01)	33.10		(5.37)	7,354	2.37		(1.18)		85
(4.27)	45.13	(d)	16.21 (d)	19,630	2.37		(1.25)		77
—	42.62	(d)	15.10 (d)	19,729	2.36		(1.06)		80
—	37.03		(9.26)	23,055	2.36		(1.09)		87
—	40.81		3.69	25,959	2.36		(1.19)		64

$(2.95)	$41.40		4.37%	$9,417	1.38	%(c)	(0.47	)%(c)	38%
(8.01)	42.51		(4.40)	11,675	1.37		(0.13)		85
(4.43)	54.57	(d)	17.36 (d)	18,262	1.37		(0.27)		77
—	50.40	(d)	16.24 (d)	23,214	1.36		0.03		80
—	43.36		(8.33)	20,921	1.36		(0.11)		87
—	47.30		4.72	26,662	1.36		(0.14)		64

$(2.95)	$41.91		4.44%	$47,148	1.28	%(c)	(0.36	)%(c)	38%
(8.01)	42.97		(4.32)	67,916	1.27		0.01		85
(4.48)	55.01	(d)	17.48 (d)	98,623	1.27		(0.17)		77
—	50.77	(d)	16.36 (d)	114,925	1.26		0.05		80
—	43.63		(8.25)	122,294	1.26		0.06		87
—	47.55		4.80	80,319	1.26		(0.12)		64

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	117

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Health Sciences:
Class A
12/31/2019†	$32.27	$(0.04)	$3.85	$3.81	$(0.01)	$(2.32)
6/30/2019	33.27	0.02	3.57	3.59	(0.31)	(4.28)
6/30/2018	31.61	(0.02)	1.68	1.66	—	—
6/30/2017	27.77	(0.01)	3.85	3.84	—	—
6/30/2016	38.48	(0.02)	(3.87)	(3.89)	—	(6.82)
6/30/2015	33.91	(0.26)	9.79	9.53	—	(4.96)
Class C
12/31/2019†	$24.71	$(0.13)	$2.93	$2.80	$—	$(2.32)
6/30/2019	26.43	(0.19)	2.75	2.56	—	(4.28)
6/30/2018	25.30	(0.21)	1.34	1.13	—	—
6/30/2017	22.40	(0.18)	3.08	2.90	—	—
6/30/2016	32.67	(0.28)	(3.17)	(3.45)	—	(6.82)
6/30/2015	29.66	(0.45)	8.42	7.97	—	(4.96)
Institutional Class
12/31/2019†	$32.76	$0.01	$3.91	$3.92	$(0.04)	$(2.32)
6/30/2019	33.69	0.13	3.63	3.76	(0.41)	(4.28)
6/30/2018	31.90	0.10	1.69	1.79	—	—
6/30/2017	27.93	0.09	3.88	3.97	—	—
6/30/2016	38.53	0.04	(3.82)	(3.78)	—	(6.82)
12/22/2014* - 6/30/2015	33.09	(0.04)	5.48	5.44	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

118	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(2.33)	$33.75	11.85%	$154,580	1.47	%(c)	(0.27	)%(c)	37%
(4.59)	32.27	13.14	147,068	1.47		0.06		102
—	33.27	5.25	141,122	1.47		(0.05)		55
—	31.61	13.83	150,756	1.46		(0.04)		82
(6.82)	27.77	(10.82)	167,724	1.47		(0.07)		113
(4.96)	38.48	30.53	45,093	1.46		(0.72)		76

$(2.32)	$25.19	11.41%	$4,137	2.22	%(c)	(1.02	)%(c)	37%
(4.28)	24.71	12.34	4,131	2.22		(0.75)		102
—	26.43	4.47	8,218	2.22		(0.81)		55
—	25.30	12.95	10,358	2.21		(0.79)		82
(6.82)	22.40	(11.48)	13,446	2.22		(1.07)		113
(4.96)	32.67	29.57	20,902	2.21		(1.46)		76

$(2.36)	$34.32	12.03%	$4,985	1.12	%(c)	0.08	%(c)	37%
(4.69)	32.76	13.54	4,290	1.12		0.39		102
—	33.69	5.61	2,854	1.12		0.29		55
—	31.90	14.21	3,692	1.11		0.31		82
(6.82)	27.93	(10.49)	1,977	1.12		0.14		113
—	38.53	16.44	1,240	1.10	(c)	(0.21	)(c)	76

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	119

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth:
Class A
12/31/2019†	$11.01	$0.09	$0.53	$0.62	$(0.12)	$(0.30)
6/30/2019	11.34	0.20	0.38	0.58	(0.25)	(0.66)
6/30/2018	11.24	0.23	0.82	1.05	(0.28)	(0.67)
6/30/2017	10.80	0.27	1.17	1.44	(0.32)	(0.68)
6/30/2016	12.12	0.28	(0.55)	(0.27)	(0.37)	(0.68)
6/30/2015	12.95	0.27	(0.05)	0.22	(0.26)	(0.79)
Class C
12/31/2019†	$10.07	$0.04	$0.50	$0.54	$(0.09)	$(0.30)
6/30/2019	10.46	0.11	0.34	0.45	(0.18)	(0.66)
6/30/2018	10.44	0.13	0.76	0.89	(0.20)	(0.67)
6/30/2017	10.10	0.18	1.09	1.27	(0.25)	(0.68)
6/30/2016	11.46	0.19	(0.53)	(0.34)	(0.34)	(0.68)
6/30/2015	12.38	0.17	(0.06)	0.11	(0.24)	(0.79)
Class R
12/31/2019†	$11.01	$0.08	$0.53	$0.61	$(0.11)	$(0.30)
6/30/2019	11.34	0.17	0.38	0.55	(0.22)	(0.66)
6/30/2018	11.24	0.20	0.82	1.02	(0.25)	(0.67)
6/30/2017	10.80	0.25	1.16	1.41	(0.29)	(0.68)
6/30/2016	12.14	0.26	(0.56)	(0.30)	(0.36)	(0.68)
6/30/2015	13.00	0.24	(0.05)	0.19	(0.26)	(0.79)
Class P
12/31/2019†	$11.29	$0.11	$0.55	$0.66	$(0.13)	$(0.30)
6/30/2019	11.61	0.23	0.38	0.61	(0.27)	(0.66)
6/30/2018	11.48	0.26	0.84	1.10	(0.30)	(0.67)
6/30/2017	11.01	0.31	1.19	1.50	(0.35)	(0.68)
6/30/2016	12.32	0.32	(0.57)	(0.25)	(0.38)	(0.68)
6/30/2015	13.12	0.31	(0.05)	0.26	(0.27)	(0.79)
Institutional Class
12/31/2019†	$11.41	$0.11	$0.56	$0.67	$(0.14)	$(0.30)
6/30/2019	11.72	0.25	0.38	0.63	(0.28)	(0.66)
6/30/2018	11.58	0.28	0.84	1.12	(0.31)	(0.67)
6/30/2017	11.09	0.32	1.21	1.53	(0.36)	(0.68)
6/30/2016	12.40	0.33	(0.57)	(0.24)	(0.39)	(0.68)
6/30/2015	13.19	0.32	(0.05)	0.27	(0.27)	(0.79)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

120	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.42)	$11.21		5.79%	$1,615,916	1.28	%(c)	1.29	%(c)	1.64	%(c)	39%
(0.91)	11.01	(d)	5.45 (d)	1,458,642	1.28		1.29		1.84		66
(0.95)	11.34		9.58	1,250,639	1.28		1.29		1.99		102
(1.00)	11.24		13.88	1,091,888	1.29		1.29		2.45		159
(1.05)	10.80		(2.02)	1,009,542	1.34		1.34		2.56		94
(1.05)	12.12		1.80	897,530	1.32		1.32		2.16		84

$(0.39)	$10.22		5.47%	$1,275,909	2.03	%(c)	2.04	%(c)	0.89	%(c)	39%
(0.84)	10.07	(d)	4.60 (d)	1,234,667	2.03		2.04		1.09		66
(0.87)	10.46		8.78	1,116,788	2.03		2.04		1.24		102
(0.93)	10.44		13.08	1,090,887	2.04		2.04		1.70		159
(1.02)	10.10		(2.79)	1,159,303	2.09		2.09		1.81		94
(1.03)	11.46		0.95	1,195,391	2.07		2.07		1.41		84

$(0.41)	$11.21		5.66%	$6,272	1.53	%(c)	1.54	%(c)	1.39	%(c)	39%
(0.88)	11.01	(d)	5.19 (d)	4,873	1.53		1.54		1.60		66
(0.92)	11.34		9.32	3,150	1.53		1.54		1.73		102
(0.97)	11.24		13.59	1,781	1.54		1.54		2.20		159
(1.04)	10.80		(2.31)	2,261	1.59		1.59		2.30		94
(1.05)	12.14		1.49	2,543	1.57		1.57		1.89		84

$(0.43)	$11.52		6.03%	$1,234,069	1.03	%(c)	1.04	%(c)	1.89	%(c)	39%
(0.93)	11.29	(d)	5.64 (d)	1,122,083	1.03		1.04		2.09		66
(0.97)	11.61		9.90	897,716	1.03		1.04		2.24		102
(1.03)	11.48		14.14	690,147	1.04		1.04		2.69		159
(1.06)	11.01		(1.81)	560,425	1.09		1.09		2.81		94
(1.06)	12.32		2.07	676,865	1.07		1.07		2.42		84

$(0.44)	$11.64		6.02%	$790,613	0.93	%(c)	0.94	%(c)	1.99	%(c)	39%
(0.94)	11.41	(d)	5.78 (d)	702,741	0.93		0.94		2.19		66
(0.98)	11.72		10.00	460,024	0.93		0.94		2.34		102
(1.04)	11.58		14.33	342,652	0.94		0.94		2.76		159
(1.07)	11.09		(1.76)	181,890	0.99		0.99		2.91		94
(1.06)	12.40		2.17	190,675	0.97		0.97		2.51		84

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	121

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Mid-Cap:
Class A
12/31/2019†	$3.75	$(0.01)	$0.27	$0.26	$(0.18)	$3.83
6/30/2019	3.88	(0.02)	0.37	0.35	(0.48)	3.75
6/30/2018	3.74	(0.02)	0.54	0.52	(0.38)	3.88
6/30/2017	3.40	(0.01)	0.62	0.61	(0.27)	3.74
6/30/2016	3.65	(0.01)	(0.03)	(0.04)	(0.21)	3.40
6/30/2015	3.92	(0.01)	0.28	0.27	(0.54)	3.65
Class C
12/31/2019†	$2.98	$(0.02)	$0.22	$0.20	$(0.18)	$3.00
6/30/2019	3.23	(0.04)	0.27	0.23	(0.48)	2.98
6/30/2018	3.19	(0.04)	0.46	0.42	(0.38)	3.23
6/30/2017	2.96	(0.04)	0.54	0.50	(0.27)	3.19
6/30/2016	3.22	(0.03)	(0.02)	(0.05)	(0.21)	2.96
6/30/2015	3.55	(0.04)	0.25	0.21	(0.54)	3.22
Class R
12/31/2019†	$3.66	$(0.02)	$0.28	$0.26	$(0.18)	$3.74
6/30/2019	3.82	(0.03)	0.35	0.32	(0.48)	3.66
6/30/2018	3.69	(0.03)	0.54	0.51	(0.38)	3.82
6/30/2017	3.37	(0.02)	0.61	0.59	(0.27)	3.69
6/30/2016	3.62	(0.02)	(0.02)	(0.04)	(0.21)	3.37
6/30/2015	3.91	(0.02)	0.27	0.25	(0.54)	3.62
Class P
12/31/2019†	$4.36	$(0.01)	$0.32	$0.31	$(0.18)	$4.49
6/30/2019	4.41	(0.02)	0.45	0.43	(0.48)	4.36
6/30/2018	4.19	(0.01)	0.61	0.60	(0.38)	4.41
6/30/2017	3.77	(0.01)	0.70	0.69	(0.27)	4.19
6/30/2016	4.01	—	(0.03)	(0.03)	(0.21)	3.77
6/30/2015	4.24	—	0.31	0.31	(0.54)	4.01
Institutional Class
12/31/2019†	$4.39	$(0.01)	$0.33	$0.32	$(0.18)	$4.53
6/30/2019	4.43	(0.01)	0.45	0.44	(0.48)	4.39
6/30/2018	4.21	(0.01)	0.61	0.60	(0.38)	4.43
6/30/2017	3.78	—	0.70	0.70	(0.27)	4.21
6/30/2016	4.02	—	(0.03)	(0.03)	(0.21)	3.78
6/30/2015	4.25	—	0.31	0.31	(0.54)	4.02
Administrative Class
12/31/2019†	$4.01	$(0.01)	$0.29	$0.28	$(0.18)	$4.11
6/30/2019	4.11	(0.02)	0.40	0.38	(0.48)	4.01
6/30/2018	3.94	(0.02)	0.57	0.55	(0.38)	4.11
6/30/2017	3.56	(0.01)	0.66	0.65	(0.27)	3.94
6/30/2016	3.80	(0.01)	(0.02)	(0.03)	(0.21)	3.56
6/30/2015	4.06	(0.01)	0.29	0.28	(0.54)	3.80

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

122	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

7.02%	$248,519	1.14	%(c)	(0.66	)%(c)	25%
13.58	240,017	1.14		(0.66)		60
14.14	116,673	1.13		(0.48)		79
18.89	112,947	1.13		(0.40)		77
(1.05)	86,224	1.13		(0.26)		73
7.91	98,253	1.13		(0.38)		79

6.83%	$15,516	1.89	%(c)	(1.42	)%(c)	25%
12.56	21,251	1.89		(1.34)		60
13.40	142,931	1.88		(1.23)		79
17.95	142,565	1.88		(1.15)		77
(1.51)	162,104	1.88		(1.01)		73
6.98	183,765	1.88		(1.13)		79

7.19%	$1,296	1.39	%(c)	(0.91	)%(c)	25%
12.97	1,384	1.39		(0.89)		60
14.03	1,463	1.38		(0.72)		79
18.45	2,345	1.38		(0.65)		77
(1.05)	2,195	1.38		(0.51)		73
7.38	2,867	1.38		(0.63)		79

7.19%	$12,527	0.89	%(c)	(0.41	)%(c)	25%
13.79	11,617	0.89		(0.39)		60
14.56	11,189	0.88		(0.23)		79
19.18	8,604	0.88		(0.15)		77
(0.69)	2,009	0.88		(0.01)		73
8.31	2,010	0.88		(0.12)		79

7.37%	$56,561	0.80	%(c)	(0.30	)%(c)	25%
13.97	36,373	0.79		(0.29)		60
14.47	31,876	0.78		(0.13)		79
19.39	26,788	0.78		(0.05)		77
(0.69)	29,092	0.78		0.11		73
8.29	24,130	0.78		(0.04)		79

7.06%	$1,678	1.04	%(c)	(0.56	)%(c)	25%
13.61	1,525	1.04		(0.54)		60
14.19	1,441	1.03		(0.40)		79
19.19	575	1.03		(0.30)		77
(0.73)	488	1.03		(0.16)		73
7.88	532	1.03		(0.28)		79

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	123

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Dividend Value:
Class A
12/31/2019†	$12.11	$0.10	$0.98	$1.08	$(0.08)	$(1.42)
6/30/2019	14.76	0.26	(0.05)	0.21	(0.26)	(2.60)
6/30/2018	17.20	0.27	1.45	1.72	(0.28)	(3.88)
6/30/2017	15.74	0.34	2.08	2.42	(0.37)	(0.59)
6/30/2016	16.68	0.37	(0.92)	(0.55)	(0.39)	—
6/30/2015	17.12	0.33	(0.44)	(0.11)	(0.33)	—
Class C
12/31/2019†	$12.32	$0.05	$1.01	$1.06	$(0.03)	$(1.42)
6/30/2019	14.92	0.17	(0.05)	0.12	(0.12)	(2.60)
6/30/2018	17.34	0.15	1.46	1.61	(0.15)	(3.88)
6/30/2017	15.86	0.21	2.10	2.31	(0.24)	(0.59)
6/30/2016	16.83	0.25	(0.93)	(0.68)	(0.29)	—
6/30/2015	17.27	0.20	(0.43)	(0.23)	(0.21)	—
Class R
12/31/2019†	$12.10	$0.08	$1.00	$1.08	$(0.07)	$(1.42)
6/30/2019	14.71	0.23	(0.05)	0.18	(0.19)	(2.60)
6/30/2018	17.15	0.23	1.45	1.68	(0.24)	(3.88)
6/30/2017	15.70	0.29	2.08	2.37	(0.33)	(0.59)
6/30/2016	16.65	0.33	(0.92)	(0.59)	(0.36)	—
6/30/2015	17.09	0.28	(0.43)	(0.15)	(0.29)	—
Class P
12/31/2019†	$12.21	$0.11	$1.01	$1.12	$(0.10)	$(1.42)
6/30/2019	14.87	0.30	(0.05)	0.25	(0.31)	(2.60)
6/30/2018	17.30	0.32	1.45	1.77	(0.32)	(3.88)
6/30/2017	15.83	0.38	2.09	2.47	(0.41)	(0.59)
6/30/2016	16.77	0.41	(0.93)	(0.52)	(0.42)	—
6/30/2015	17.21	0.37	(0.43)	(0.06)	(0.38)	—
Institutional Class
12/31/2019†	$12.20	$0.12	$0.99	$1.11	$(0.10)	$(1.42)
6/30/2019	14.87	0.31	(0.05)	0.26	(0.33)	(2.60)
6/30/2018	17.30	0.34	1.45	1.79	(0.34)	(3.88)
6/30/2017	15.82	0.41	2.08	2.49	(0.42)	(0.59)
6/30/2016	16.76	0.42	(0.93)	(0.51)	(0.43)	—
6/30/2015	17.20	0.39	(0.43)	(0.04)	(0.40)	—
Class R6
12/31/2019†	$12.15	$0.12	$1.00	$1.12	$(0.11)	$(1.42)
6/30/2019	14.83	0.31	(0.04)	0.27	(0.35)	(2.60)
6/30/2018	17.27	0.34	1.45	1.79	(0.35)	(3.88)
6/30/2017	15.80	0.41	2.09	2.50	(0.44)	(0.59)
6/30/2016	16.74	0.42	(0.92)	(0.50)	(0.44)	—
6/30/2015	17.19	0.39	(0.42)	(0.03)	(0.42)	—
Administrative Class
12/31/2019†	$12.41	$0.11	$1.01	$1.12	$(0.08)	$(1.42)
6/30/2019	15.04	0.28	(0.05)	0.23	(0.26)	(2.60)
6/30/2018	17.41	0.32	1.43	1.75	(0.24)	(3.88)
6/30/2017	15.92	0.36	2.11	2.47	(0.39)	(0.59)
6/30/2016	16.87	0.39	(0.94)	(0.55)	(0.40)	—
6/30/2015	17.31	0.35	(0.44)	(0.09)	(0.35)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

124	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.50)	$11.69	9.05%	$442,348	1.04	%(c)	1.12	%(c)	1.57	%(c)	47%
(2.86)	12.11	4.39	453,255	1.01		1.11		1.97		52
(4.16)	14.76	9.55	480,068	0.95		1.10		1.66		47
(0.96)	17.20	15.55	599,510	0.99		1.09		2.02		41
(0.39)	15.74	(3.25)	814,993	1.07		1.07		2.34		42
(0.33)	16.68	(0.65)	1,363,171	1.05		1.05		1.92		44

$(1.45)	$11.93	8.68%	$57,754	1.79	%(c)	1.87	%(c)	0.82	%(c)	47%
(2.72)	12.32	3.56	75,395	1.76		1.86		1.23		52
(4.03)	14.92	8.77	231,933	1.70		1.85		0.91		47
(0.83)	17.34	14.67	274,212	1.74		1.84		1.28		41
(0.29)	15.86	(3.97)	347,825	1.82		1.82		1.59		42
(0.21)	16.83	(1.38)	440,554	1.80		1.80		1.18		44

$(1.49)	$11.69	9.00%	$71,492	1.29	%(c)	1.37	%(c)	1.32	%(c)	47%
(2.79)	12.10	4.07	73,610	1.26		1.36		1.72		52
(4.12)	14.71	9.30	94,437	1.20		1.35		1.41		47
(0.92)	17.15	15.24	130,630	1.24		1.34		1.77		41
(0.36)	15.70	(3.50)	157,199	1.32		1.32		2.09		42
(0.29)	16.65	(0.89)	226,101	1.30		1.30		1.68		44

$(1.52)	$11.81	9.27%	$336,898	0.79	%(c)	0.87	%(c)	1.82	%(c)	47%
(2.91)	12.21	4.62	378,642	0.76		0.86		2.22		52
(4.20)	14.87	9.83	551,096	0.70		0.85		1.91		47
(1.00)	17.30	15.79	639,847	0.74		0.84		2.27		41
(0.42)	15.83	(3.03)	1,057,863	0.82		0.82		2.60		42
(0.38)	16.77	(0.38)	1,543,701	0.80		0.80		2.18		44

$(1.52)	$11.79	9.25%	$220,646	0.69	%(c)	0.77	%(c)	1.92	%(c)	47%
(2.93)	12.20	4.75	263,357	0.66		0.76		2.32		52
(4.22)	14.87	9.94	438,422	0.60		0.75		2.03		47
(1.01)	17.30	15.96	731,788	0.64		0.74		2.44		41
(0.43)	15.82	(2.95)	2,233,140	0.72		0.72		2.69		42
(0.40)	16.76	(0.29)	3,402,951	0.70		0.70		2.27		44

$(1.53)	$11.74	9.33%	$73,324	0.64	%(c)	0.72	%(c)	1.97	%(c)	47%
(2.95)	12.15	4.82	65,935	0.61		0.71		2.38		52
(4.23)	14.83	9.96	85,285	0.55		0.70		2.06		47
(1.03)	17.27	16.01	95,755	0.59		0.69		2.44		41
(0.44)	15.80	(2.90)	128,994	0.67		0.67		2.72		42
(0.42)	16.74	(0.22)	119,483	0.65		0.65		2.30		44

$(1.50)	$12.03	9.19%	$33,479	0.94	%(c)	1.02	%(c)	1.69	%(c)	47%
(2.86)	12.41	4.42	47,049	0.91		1.01		2.07		52
(4.12)	15.04	9.67	84,009	0.85		1.00		1.87		47
(0.98)	17.41	15.68	345,533	0.89		0.99		2.11		41
(0.40)	15.92	(3.19)	387,993	0.97		0.97		2.44		42
(0.35)	16.87	(0.55)	628,008	0.95		0.95		2.03		44

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	125

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Return of Capital
AllianzGI NFJ International Value:
Class A
12/31/2019†	$18.47	$0.19	$0.94	$1.13	$(0.26)	$—
6/30/2019	18.52	0.33	(0.08)	0.25	(0.30)	—
6/30/2018	18.13	0.34	0.38	0.72	(0.32)	(0.01)
6/30/2017	16.32	0.34	1.92	2.26	(0.45)	—
6/30/2016	21.61	0.37	(5.15)	(4.78)	(0.51)	—
6/30/2015	24.17	0.41	(2.40)	(1.99)	(0.57)	—
Class C
12/31/2019†	$18.15	$0.12	$0.92	$1.04	$(0.18)	$—
6/30/2019	18.20	0.17	(0.04)	0.13	(0.18)	—
6/30/2018	17.86	0.19	0.37	0.56	(0.21)	(0.01)
6/30/2017	16.09	0.23	1.86	2.09	(0.32)	—
6/30/2016	21.37	0.24	(5.08)	(4.84)	(0.44)	—
6/30/2015	23.91	0.24	(2.37)	(2.13)	(0.41)	—
Class R
12/31/2019†	$18.52	$0.17	$0.93	$1.10	$(0.23)	$—
6/30/2019	18.56	0.29	(0.07)	0.22	(0.26)	—
6/30/2018	18.15	0.31	0.35	0.66	(0.24)	(0.01)
6/30/2017	16.35	0.33	1.88	2.21	(0.41)	—
6/30/2016	21.66	0.35	(5.17)	(4.82)	(0.49)	—
6/30/2015	24.23	0.37	(2.41)	(2.04)	(0.53)	—
Class P
12/31/2019†	$18.58	$0.21	$0.95	$1.16	$(0.28)	$—
6/30/2019	18.61	0.35	(0.04)	0.31	(0.34)	—
6/30/2018	18.21	0.36	0.41	0.77	(0.36)	(0.01)
6/30/2017	16.40	0.40	1.90	2.30	(0.49)	—
6/30/2016	21.70	0.43	(5.18)	(4.75)	(0.55)	—
6/30/2015	24.28	0.48	(2.41)	(1.93)	(0.65)	—
Institutional Class
12/31/2019†	$18.60	$0.22	$0.95	$1.17	$(0.29)	$—
6/30/2019	18.64	0.41	(0.08)	0.33	(0.37)	—
6/30/2018	18.24	0.42	0.36	0.78	(0.37)	(0.01)
6/30/2017	16.42	0.37	1.95	2.32	(0.50)	—
6/30/2016	21.71	0.40	(5.13)	(4.73)	(0.56)	—
6/30/2015	24.29	0.50	(2.42)	(1.92)	(0.66)	—
Class R6
12/31/2019†	$18.59	$0.23	$0.94	$1.17	$(0.29)	$—
6/30/2019	18.63	0.37	(0.04)	0.33	(0.37)	—
6/30/2018	18.19	0.29	0.50	0.79	(0.34)	(0.01)
6/30/2017	16.38	0.40	1.93	2.33	(0.52)	—
6/30/2016	21.68	0.48	(5.20)	(4.72)	(0.58)	—
6/30/2015	24.28	0.55	(2.46)	(1.91)	(0.69)	—
Administrative Class
12/31/2019†	$18.54	$0.20	$0.93	$1.13	$(0.26)	$—
6/30/2019	18.56	0.29	0.01	0.30	(0.32)	—
6/30/2018	18.19	0.38	0.35	0.73	(0.35)	(0.01)
6/30/2017	16.37	0.36	1.92	2.28	(0.46)	—
6/30/2016	21.68	0.42	(5.20)	(4.78)	(0.53)	—
6/30/2015	24.25	0.45	(2.41)	(1.96)	(0.61)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

126	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.26)	$19.34	6.16%	$70,670	1.30	%(c)	1.38	%(c)	2.07	%(c)	25%
(0.30)	18.47	1.44	71,931	1.30		1.38		1.84		49
(0.33)	18.52	3.95	88,385	1.29		1.37		1.76		63
(0.45)	18.13	13.99	127,642	1.30		1.35		2.01		63
(0.51)	16.32	(22.28)	258,429	1.29		1.32		2.04		50
(0.57)	21.61	(8.30)	466,262	1.27		1.30		1.83		54

$(0.18)	$19.01	5.78%	$10,963	2.05	%(c)	2.13	%(c)	1.28	%(c)	25%
(0.18)	18.15	0.76	13,926	2.05		2.13		0.98		49
(0.22)	18.20	3.11	36,184	2.04		2.12		0.99		63
(0.32)	17.86	13.10	54,546	2.05		2.10		1.37		63
(0.44)	16.09	(22.81)	83,722	2.04		2.07		1.33		50
(0.41)	21.37	(8.99)	154,476	2.02		2.05		1.09		54

$(0.23)	$19.39	6.01%	$5,464	1.55	%(c)	1.63	%(c)	1.81	%(c)	25%
(0.26)	18.52	1.23	6,108	1.55		1.63		1.58		49
(0.25)	18.56	3.64	9,190	1.54		1.62		1.58		63
(0.41)	18.15	13.68	11,300	1.55		1.60		1.91		63
(0.49)	16.35	(22.43)	13,915	1.54		1.57		1.89		50
(0.53)	21.66	(8.52)	22,511	1.52		1.55		1.63		54

$(0.28)	$19.46	6.30%	$32,897	1.05	%(c)	1.13	%(c)	2.31	%(c)	25%
(0.34)	18.58	1.76	38,655	1.05		1.13		1.93		49
(0.37)	18.61	4.17	89,644	1.04		1.12		1.87		63
(0.49)	18.21	14.20	148,540	1.05		1.10		2.34		63
(0.55)	16.40	(22.07)	350,745	1.04		1.07		2.34		50
(0.65)	21.70	(8.04)	659,204	1.02		1.05		2.15		54

$(0.29)	$19.48	6.36%	$46,150	0.95	%(c)	1.03	%(c)	2.42	%(c)	25%
(0.37)	18.60	1.84	46,473	0.95		1.03		2.24		49
(0.38)	18.64	4.27	55,924	0.94		1.02		2.14		63
(0.50)	18.24	14.33	74,272	0.95		1.00		2.18		63
(0.56)	16.42	(21.97)	309,622	0.94		0.97		2.17		50
(0.66)	21.71	(7.98)	1,095,977	0.92		0.95		2.21		54

$(0.29)	$19.47	6.39%	$1,418	0.90	%(c)	0.98	%(c)	2.45	%(c)	25%
(0.37)	18.59	1.88	1,277	0.90		0.98		2.07		49
(0.35)	18.63	4.31	1,836	0.89		0.97		1.48		63
(0.52)	18.19	14.42	28,460	0.90		0.95		2.33		63
(0.58)	16.38	(21.97)	55,751	0.89		0.92		2.64		50
(0.69)	21.68	(7.94)	66,164	0.87		0.90		2.51		54

$(0.26)	$19.41	6.18%	$1,227	1.20	%(c)	1.28	%(c)	2.16	%(c)	25%
(0.32)	18.54	1.68	1,436	1.20		1.28		1.60		49
(0.36)	18.56	4.01	4,829	1.19		1.27		1.96		63
(0.46)	18.19	14.09	4,973	1.20		1.25		2.08		63
(0.53)	16.37	(22.22)	14,487	1.19		1.22		2.31		50
(0.61)	21.68	(8.18)	19,020	1.17		1.20		2.00		54

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	127

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Large-Cap Value:
Class A
12/31/2019†	$26.90	$0.19	$2.40		$2.59	$(0.17)	$(0.51)
6/30/2019	26.14	0.41	0.79		1.20	(0.39)	(0.05)
6/30/2018	24.31	0.41	1.83		2.24	(0.41)	—
6/30/2017	20.34	0.36	3.97	(d)	4.33	(0.36)	—
6/30/2016	21.44	0.37	(1.09)		(0.72)	(0.38)	—
6/30/2015	21.13	0.35	0.30		0.65	(0.34)	—
Class C
12/31/2019†	$27.23	$0.09	$2.43		$2.52	$(0.06)	$(0.51)
6/30/2019	26.44	0.19	0.81		1.00	(0.16)	(0.05)
6/30/2018	24.57	0.22	1.86		2.08	(0.21)	—
6/30/2017	20.50	0.19	4.01	(d)	4.20	(0.13)	—
6/30/2016	21.57	0.22	(1.09)		(0.87)	(0.20)	—
6/30/2015	21.22	0.19	0.30		0.49	(0.14)	—
Class R
12/31/2019†	$27.18	$0.16	$2.43		$2.59	$(0.14)	$(0.51)
6/30/2019	26.41	0.34	0.80		1.14	(0.32)	(0.05)
6/30/2018	24.55	0.35	1.85		2.20	(0.34)	—
6/30/2017	20.51	0.30	4.02	(d)	4.32	(0.28)	—
6/30/2016	21.60	0.32	(1.09)		(0.77)	(0.32)	—
6/30/2015	21.26	0.30	0.30		0.60	(0.26)	—
Class P
12/31/2019†	$27.16	$0.23	$2.42		$2.65	$(0.21)	$(0.51)
6/30/2019	26.38	0.48	0.81		1.29	(0.46)	(0.05)
6/30/2018	24.53	0.47	1.86		2.33	(0.48)	—
6/30/2017	20.56	0.42	4.01	(d)	4.43	(0.46)	—
6/30/2016	21.68	0.42	(1.09)		(0.67)	(0.45)	—
6/30/2015	21.42	0.41	0.31		0.72	(0.46)	—
Institutional Class
12/31/2019†	$26.77	$0.24	$2.39		$2.63	$(0.22)	$(0.51)
6/30/2019	26.02	0.50	0.79		1.29	(0.49)	(0.05)
6/30/2018	24.20	0.49	1.84		2.33	(0.51)	—
6/30/2017	20.27	0.43	3.97	(d)	4.40	(0.47)	—
6/30/2016	21.39	0.44	(1.09)		(0.65)	(0.47)	—
6/30/2015	21.13	0.42	0.31		0.73	(0.47)	—
Administrative Class
12/31/2019†	$27.29	$0.21	$2.43		$2.64	$(0.19)	$(0.51)
6/30/2019	26.51	0.45	0.80		1.25	(0.42)	(0.05)
6/30/2018	24.64	0.43	1.88		2.31	(0.44)	—
6/30/2017	20.61	0.38	4.04	(d)	4.42	(0.39)	—
6/30/2016	21.73	0.39	(1.10)		(0.71)	(0.41)	—
6/30/2015	21.26	0.39	0.29		0.68	(0.21)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)

Payments from securities litigation increased net realized and change in unrealized gain (loss) and net asset value per share by approximately $0.65 for Class A; $0.68 for Class C; $0.71 for Class R; $0.75 for Class P; $0.57 for Institutional Class and $0.65 for Administrative Class. The increase in total return per class was approximately 3.24% for Class A; 3.33% for Class C; 3.50% for Class R; 3.72% for Class P; 2.87% for Institutional Class and 3.21% for Administrative Class.

128	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.68)	$28.81		9.68%	$185,388	1.12	%(c)	1.12	%(c)	1.38	%(c)	35%
(0.44)	26.90		4.67	178,311	1.12		1.12		1.57		68
(0.41)	26.14		9.27	145,338	1.06		1.11		1.56		110
(0.36)	24.31	(d)	21.42 (d)	151,306	1.02		1.12		1.60		67
(0.38)	20.34		(3.30)	150,436	1.11		1.11		1.82		51
(0.34)	21.44		3.06	145,039	1.11		1.11		1.63		26

$(0.57)	$29.18		9.28%	$10,637	1.87	%(c)	1.87	%(c)	0.63	%(c)	35%
(0.21)	27.23		3.82	12,080	1.87		1.87		0.70		68
(0.21)	26.44		8.49	62,232	1.81		1.86		0.82		110
(0.13)	24.57	(d)	20.52 (d)	70,159	1.77		1.87		0.86		67
(0.20)	20.50		(4.04)	79,758	1.86		1.86		1.06		51
(0.14)	21.57		2.28	94,367	1.86		1.86		0.88		26

$(0.65)	$29.12		9.55%	$2,065	1.37	%(c)	1.37	%(c)	1.13	%(c)	35%
(0.37)	27.18		4.37	2,090	1.37		1.37		1.24		68
(0.34)	26.41		9.00	5,200	1.31		1.36		1.35		110
(0.28)	24.55	(d)	21.14 (d)	6,997	1.27		1.37		1.35		67
(0.32)	20.51		(3.53)	7,200	1.36		1.36		1.56		51
(0.26)	21.60		2.80	8,641	1.36		1.36		1.39		26

$(0.72)	$29.09		9.80%	$19,837	0.87	%(c)	0.87	%(c)	1.63	%(c)	35%
(0.51)	27.16		4.95	19,097	0.87		0.87		1.80		68
(0.48)	26.38		9.54	20,242	0.81		0.86		1.80		110
(0.46)	24.53	(d)	21.71 (d)	18,164	0.77		0.87		1.85		67
(0.45)	20.56		(3.06)	14,197	0.86		0.86		2.06		51
(0.46)	21.68		3.35	17,699	0.86		0.86		1.88		26

$(0.73)	$28.67		9.88%	$104,967	0.77	%(c)	0.77	%(c)	1.73	%(c)	35%
(0.54)	26.77		5.02	132,572	0.77		0.77		1.91		68
(0.51)	26.02		9.66	127,728	0.71		0.76		1.89		110
(0.47)	24.20	(d)	21.88 (d)	114,377	0.67		0.77		1.95		67
(0.47)	20.27		(2.99)	150,909	0.76		0.76		2.18		51
(0.47)	21.39		3.44	312,294	0.76		0.76		1.97		26

$(0.70)	$29.23		9.70%	$1,400	1.02	%(c)	1.02	%(c)	1.48	%(c)	35%
(0.47)	27.29		4.77	1,381	1.02		1.02		1.66		68
(0.44)	26.51		9.40	1,323	0.96		1.01		1.64		110
(0.39)	24.64	(d)	21.58 (d)	1,272	0.92		1.02		1.71		67
(0.41)	20.61		(3.23)	1,345	1.01		1.01		1.91		51
(0.21)	21.73		3.20	1,655	1.01		1.01		1.79		26

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	129

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Mid-Cap Value:
Class A
12/31/2019†	$30.60	$0.19	$2.46	$2.65	$(0.33)	$(2.21)
6/30/2019	30.06	0.44	0.54	0.98	(0.31)	(0.13)
6/30/2018	31.41	0.39	1.27	1.66	(0.26)	(2.75)
6/30/2017	24.37	0.36	7.03 (e)	7.39	(0.33)	(0.02)
6/30/2016	25.82	0.45	(0.87)	(0.42)	(0.32)	(0.71)
6/30/2015	25.52	0.31	0.36	0.67	(0.37)	—
Class C
12/31/2019†	$25.16	$0.06	$2.01	$2.07	$(0.16)	$(2.21)
6/30/2019	24.62	0.13	0.54	0.67	—	(0.13)
6/30/2018	26.22	0.12	1.08	1.20	(0.05)	(2.75)
6/30/2017	20.43	0.13	5.87 (e)	6.00	(0.19)	(0.02)
6/30/2016	21.83	0.23	(0.73)	(0.50)	(0.19)	(0.71)
6/30/2015	21.66	0.10	0.30	0.40	(0.23)	—
Class R
12/31/2019†	$26.16	$0.13	$2.10	$2.23	$(0.30)	$(2.21)
6/30/2019	25.79	0.31	0.46	0.77	(0.27)	(0.13)
6/30/2018	27.40	0.24	1.17	1.41	(0.27)	(2.75)
6/30/2017	21.26	0.26	6.13 (e)	6.39	(0.23)	(0.02)
6/30/2016	22.68	0.34	(0.76)	(0.42)	(0.29)	(0.71)
6/30/2015	22.48	0.22	0.32	0.54	(0.34)	—
Class P
12/31/2019†	$24.68	$0.19	$1.97	$2.16	$(0.43)	$(2.21)
6/30/2019	24.35	0.41	0.43	0.84	(0.38)	(0.13)
6/30/2018	26.01	0.37	1.10	1.47	(0.38)	(2.75)
6/30/2017	20.27	0.32	5.87 (e)	6.19	(0.43)	(0.02)
6/30/2016	21.70	0.43	(0.74)	(0.31)	(0.41)	(0.71)
6/30/2015	21.57	0.33	0.29	0.62	(0.49)	—
Institutional Class
12/31/2019†	$32.77	$0.27	$2.64	$2.91	$(0.45)	$(2.21)
6/30/2019	32.15	0.58	0.57	1.15	(0.40)	(0.13)
6/30/2018	33.41	0.51	1.38	1.89	(0.40)	(2.75)
6/30/2017	25.88	0.48	7.47 (e)	7.95	(0.40)	(0.02)
6/30/2016	27.33	0.56	(0.90)	(0.34)	(0.40)	(0.71)
6/30/2015	26.99	0.43	0.37	0.80	(0.46)	—
Class R6
12/31/2019†	$32.75	$0.33	$2.58	$2.91	$(0.47)	$(2.21)
6/30/2019	32.13	0.63	0.53	1.16	(0.41)	(0.13)
12/18/2017* - 6/30/2018	36.74	0.18	(1.61)	(1.43)	(0.43)	(2.75)
Administrative Class
12/31/2019†	$31.57	$0.22	$2.53	$2.75	$(0.38)	$(2.21)
6/30/2019	31.00	0.48	0.56	1.04	(0.34)	(0.13)
6/30/2018	32.35	0.42	1.32	1.74	(0.34)	(2.75)
6/30/2017	25.08	0.40	7.24 (e)	7.64	(0.35)	(0.02)
6/30/2016	26.54	0.49	(0.89)	(0.40)	(0.35)	(0.71)
6/30/2015	26.23	0.35	0.37	0.72	(0.41)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

130	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.54)	$30.71		8.74%	$608,046	1.00	%(c)	1.22	%(c)	1.24	%(c)	78%
(0.44)	30.60		3.46	595,707	0.99		1.21		1.48		81
(3.01)	30.06		4.88	518,293	1.04	(d)	1.21	(d)	1.22	(d)	31
(0.35)	31.41	(e)	30.53 (e)	480,691	1.21	(d)	1.21	(d)	1.30	(d)	45
(1.03)	24.37		(1.46)	363,166	1.23	(d)	1.23	(d)	1.88	(d)	50
(0.37)	25.82		2.66	408,706	1.26	(d)	1.26	(d)	1.23	(d)	48

$(2.37)	$24.86		8.31%	$49,910	1.75	%(c)	1.97	%(c)	0.50	%(c)	78%
(0.13)	25.16		2.73	48,176	1.74		1.96		0.54		81
(2.80)	24.62		4.10	182,192	1.79	(d)	1.96	(d)	0.46	(d)	31
(0.21)	26.22	(e)	29.52 (e)	168,922	1.96	(d)	1.96	(d)	0.59	(d)	45
(0.90)	20.43		(2.16)	173,304	1.98	(d)	1.98	(d)	1.13	(d)	50
(0.23)	21.83		1.88	198,432	2.01	(d)	2.01	(d)	0.48	(d)	48

$(2.51)	$25.88		8.57%	$21,589	1.25	%(c)	1.47	%(c)	1.00	%(c)	78%
(0.40)	26.16		3.21	20,087	1.24		1.46		1.22		81
(3.02)	25.79		4.65	15,644	1.27	(d)	1.46	(d)	0.90	(d)	31
(0.25)	27.40	(e)	30.19 (e)	5,591	1.46	(d)	1.46	(d)	1.09	(d)	45
(1.00)	21.26		(1.70)	6,969	1.48	(d)	1.48	(d)	1.58	(d)	50
(0.34)	22.68		2.43	11,665	1.51	(d)	1.51	(d)	0.96	(d)	48

$(2.64)	$24.20		8.82%	$223,104	0.75	%(c)	0.97	%(c)	1.51	%(c)	78%
(0.51)	24.68		3.75	197,201	0.74		0.96		1.70		81
(3.13)	24.35		5.17	200,081	0.77	(d)	0.96	(d)	1.46	(d)	31
(0.45)	26.01	(e)	30.82 (e)	52,167	0.96	(d)	0.96	(d)	1.39	(d)	45
(1.12)	20.27		(1.19)	17,268	0.98	(d)	0.98	(d)	2.14	(d)	50
(0.49)	21.70		2.93	15,307	1.01	(d)	1.01	(d)	1.55	(d)	48

$(2.66)	$33.02		8.93%	$444,880	0.65	%(c)	0.87	%(c)	1.60	%(c)	78%
(0.53)	32.77		3.83	406,173	0.64		0.86		1.82		81
(3.15)	32.15		5.26	332,110	0.66	(d)	0.86	(d)	1.53	(d)	31
(0.42)	33.41	(e)	30.95 (e)	53,333	0.86	(d)	0.86	(d)	1.66	(d)	45
(1.11)	25.88		(1.08)	55,877	0.88	(d)	0.88	(d)	2.16	(d)	50
(0.46)	27.33		3.01	92,289	0.91	(d)	0.91	(d)	1.60	(d)	48

$(2.68)	$32.98		8.93%	$75,120	0.60	%(c)	0.82	%(c)	1.98	%(c)	78%
(0.54)	32.75		3.89	18,052	0.59		0.81		2.03		81
(3.18)	32.13		(4.25)	2,167	0.59	(c)(d)	0.81	(c)(d)	1.04	(c)(d)	31

$(2.59)	$31.73		8.77%	$35,284	0.90	%(c)	1.12	%(c)	1.38	%(c)	78%
(0.47)	31.57		3.60	27,405	0.89		1.11		1.58		81
(3.09)	31.00		4.98	18,947	0.92	(d)	1.11	(d)	1.32	(d)	31
(0.37)	32.35	(e)	30.66 (e)	5,120	1.11	(d)	1.11	(d)	1.40	(d)	45
(1.06)	25.08		(1.36)	3,792	1.13	(d)	1.13	(d)	1.98	(d)	50
(0.41)	26.54		2.77	4,698	1.16	(d)	1.16	(d)	1.33	(d)	48

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)

Payments from securities litigation increased net realized and change in unrealized gain (loss) and net asset value per share by approximately $1.41 for Class A; $1.23 for Class C; $1.13 for Class R; $1.93 for Class P; $1.19 for Institutional Class and $1.63 for Administrative Class. The increase in total return per class was approximately 5.86% for Class A; 6.08% for Class C; 5.37% for Class R; 9.70% for Class P; 4.66% for Institutional Class and 6.58% for Administrative Class.

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	131

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value:
Class A
12/31/2019†	$14.53	$0.11	$1.12	$1.23	$(0.06)	$(1.30)
6/30/2019	21.71	0.29	(2.73)	(2.44)	(0.62)	(4.12)
6/30/2018	24.36	0.29	1.44	1.73	(0.12)	(4.26)
6/30/2017	20.82	0.30	4.12	4.42	(0.32)	(0.56)
6/30/2016	25.91	0.41	(1.92)	(1.51)	(0.35)	(3.23)
6/30/2015	35.24	0.41	(1.95)	(1.54)	(0.67)	(7.12)
Class C
12/31/2019†	$12.97	$0.04	$1.01	$1.05	$—	$(1.30)
6/30/2019	19.30	0.16	(2.41)	(2.25)	—	(4.08)*
6/30/2018	22.14	0.11	1.31	1.42	—	(4.26)
6/30/2017	19.02	0.12	3.75	3.87	(0.19)	(0.56)
6/30/2016	23.99	0.23	(1.78)	(1.55)	(0.19)	(3.23)
6/30/2015	33.27	0.17	(1.85)	(1.68)	(0.48)	(7.12)
Class R
12/31/2019†	$15.85	$0.10	$1.23	$1.33	$—	$(1.30)
6/30/2019	23.10	0.26	(2.85)	(2.59)	(0.54)	(4.12)
6/30/2018	25.64	0.25	1.51	1.76	(0.04)	(4.26)
6/30/2017	21.87	0.25	4.34	4.59	(0.26)	(0.56)
6/30/2016	26.99	0.37	(1.99)	(1.62)	(0.27)	(3.23)
6/30/2015	36.37	0.34	(2.02)	(1.68)	(0.58)	(7.12)
Class P
12/31/2019†	$16.79	$0.14	$1.31	$1.45	$(0.09)	$(1.30)
6/30/2019	24.18	0.38	(2.97)	(2.59)	(0.68)	(4.12)
6/30/2018	26.69	0.39	1.56	1.95	(0.20)	(4.26)
6/30/2017	22.74	0.36	4.54	4.90	(0.39)	(0.56)
6/30/2016	27.92	0.51	(2.06)	(1.55)	(0.40)	(3.23)
6/30/2015	37.36	0.51	(2.07)	(1.56)	(0.76)	(7.12)
Institutional Class
12/31/2019†	$16.95	$0.15	$1.33	$1.48	$(0.07)	$(1.30)
6/30/2019	24.34	0.41	(3.00)	(2.59)	(0.68)	(4.12)
6/30/2018	26.82	0.42	1.58	2.00	(0.22)	(4.26)
6/30/2017	22.84	0.42	4.53	4.95	(0.41)	(0.56)
6/30/2016	28.05	0.55	(2.08)	(1.53)	(0.45)	(3.23)
6/30/2015	37.46	0.56	(2.07)	(1.51)	(0.78)	(7.12)
Class R6
12/31/2019†	$16.85	$0.15	$1.33	$1.48	$(0.12)	$(1.30)
6/30/2019	24.25	0.41	(2.99)	(2.58)	(0.70)	(4.12)
6/30/2018	26.75	0.44	1.56	2.00	(0.24)	(4.26)
6/30/2017	22.79	0.41	4.55	4.96	(0.44)	(0.56)
6/30/2016	28.02	0.56	(2.08)	(1.52)	(0.48)	(3.23)
6/30/2015	37.47	0.40	(1.90)	(1.50)	(0.83)	(7.12)
Administrative Class
12/31/2019†	$14.48	$0.11	$1.13	$1.24	$(0.08)	$(1.30)
6/30/2019	21.65	0.30	(2.73)	(2.43)	(0.62)	(4.12)
6/30/2018	24.30	0.32	1.43	1.75	(0.14)	(4.26)
6/30/2017	20.78	0.33	4.11	4.44	(0.36)	(0.56)
6/30/2016	25.87	0.45	(1.92)	(1.47)	(0.39)	(3.23)
6/30/2015	35.19	0.46	(1.96)	(1.50)	(0.70)	(7.12)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*

The character of a portion of the distribution was redesignated from net investment income to net realized capital gain for the year ended June 30, 2019. The per share amount for Class C differs from other classes, as at the time the distribution was made, Class C had minimal distributable net investment income, therefore no redesignation for Class C was made.

(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

132	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.36)	$14.40		8.46%		$398,546	1.18	%(c)(d)	1.28	%(c)(d)	1.42	%(c)(d)	54%
(4.74)	14.53		(7.70)		439,710	1.18		1.26		1.65		47
(4.38)	21.71		7.04		718,104	1.20		1.25		1.27		24
(0.88)	24.36		21.38		788,438	1.20	(d)	1.24	(d)	1.31	(d)	30
(3.58)	20.82		(5.31)		1,037,525	1.22	(d)	1.23	(d)	1.88	(d)	48
(7.79)	25.91	(e)	(3.77	)(e)	1,592,000	1.18		1.21		1.39		42

$(1.30)	$12.72		8.05%		$2,410	1.93	%(c)(d)	2.03	%(c)(d)	0.60	%(c)(d)	54%
(4.08)	12.97		(8.35)		3,984	1.93		2.01		0.88		47
(4.26)	19.30		6.26		106,052	1.95		2.00		0.54		24
(0.75)	22.14		20.45		135,225	1.95	(d)	1.99	(d)	0.56	(d)	30
(3.42)	19.02		(5.99)		175,139	1.97	(d)	1.98	(d)	1.14	(d)	48
(7.60)	23.99	(e)	(4.52	)(e)	259,629	1.93		1.96		0.63		42

$(1.30)	$15.88		8.39%		$20,733	1.43	%(c)(d)	1.53	%(c)(d)	1.18	%(c)(d)	54%
(4.66)	15.85		(7.97)		22,153	1.43		1.51		1.41		47
(4.30)	23.10		6.77		37,655	1.45		1.50		1.02		24
(0.82)	25.64		21.09		51,759	1.45	(d)	1.49	(d)	1.04	(d)	30
(3.50)	21.87		(5.52)		64,707	1.47	(d)	1.48	(d)	1.62	(d)	48
(7.70)	26.99	(e)	(4.06	)(e)	97,345	1.43		1.46		1.13		42

$(1.39)	$16.85		8.62%		$34,584	0.93	%(c)(d)	1.03	%(c)(d)	1.66	%(c)(d)	54%
(4.80)	16.79		(7.49)		39,426	0.93		1.01		1.91		47
(4.46)	24.18		7.27		65,466	0.95		1.00		1.54		24
(0.95)	26.69		21.66		72,679	0.95	(d)	0.99	(d)	1.42	(d)	30
(3.63)	22.74		(5.01)		58,556	0.97	(d)	0.98	(d)	2.13	(d)	48
(7.88)	27.92	(e)	(3.58	)(e)	106,077	0.93		0.96		1.63		42

$(1.37)	$17.06		8.74%		$144,007	0.83	%(c)(d)	0.92	%(c)(d)	1.69	%(c)(d)	54%
(4.80)	16.95		(7.42)		288,309	0.83		0.91		1.98		47
(4.48)	24.34		7.43		778,547	0.85		0.90		1.61		24
(0.97)	26.82		21.82		1,213,861	0.83	(d)	0.89	(d)	1.68	(d)	30
(3.68)	22.84		(4.93)		1,800,472	0.82	(d)	0.88	(d)	2.28	(d)	48
(7.90)	28.05	(e)	(3.40	)(e)	2,866,196	0.78		0.86		1.78		42

$(1.42)	$16.91		8.77%		$128,563	0.78	%(c)(d)	0.88	%(c)(d)	1.80	%(c)(d)	54%
(4.82)	16.85		(7.37)		150,200	0.78		0.86		2.04		47
(4.50)	24.25		7.44		347,379	0.80		0.85		1.70		24
(1.00)	26.75		21.90		464,279	0.79	(d)	0.84	(d)	1.60	(d)	30
(3.71)	22.79		(4.86)		371,453	0.77	(d)	0.83	(d)	2.39	(d)	48
(7.95)	28.02	(e)	(3.37	)(e)	235,613	0.73		0.81		1.36		42

$(1.38)	$14.34		8.55%		$82,613	1.08	%(c)(d)	1.18	%(c)(d)	1.48	%(c)(d)	54%
(4.74)	14.48		(7.64)		107,836	1.08		1.16		1.74		47
(4.40)	21.65		7.14		206,749	1.10		1.15		1.38		24
(0.92)	24.30		21.52		365,241	1.09	(d)	1.14	(d)	1.43	(d)	30
(3.62)	20.78		(5.11)		494,621	1.07	(d)	1.13	(d)	2.03	(d)	48
(7.82)	25.87	(e)	(3.62	)(e)	811,305	1.03		1.11		1.54		42

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	133

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Small-Cap:
Class A
12/31/2019†	$19.50	$0.05	$0.97	$1.02	$(0.01)	$—
6/30/2019	21.61	0.07	(0.53)	(0.46)	(0.02)	(1.63)
6/30/2018	20.51	(0.02)	3.92	3.90	—	(2.80)
6/30/2017	16.71	0.03	3.79	3.82	(0.01)	(0.01)
6/30/2016	18.41	0.03	(1.14)	(1.11)	(0.09)	(0.50)
6/30/2015	18.28	0.09	0.93	1.02	(0.05)	(0.84)
Class C
12/31/2019†	$18.68	$(0.02)	$0.93	$0.91	$—	$—
6/30/2019	20.92	(0.07)	(0.54)	(0.61)	—	(1.63)
6/30/2018	20.07	(0.17)	3.82	3.65	—	(2.80)
6/30/2017	16.48	(0.11)	3.71	3.60	—	(0.01)
6/30/2016	18.20	(0.10)	(1.12)	(1.22)	—	(0.50)
6/30/2015	18.16	(0.05)	0.93	0.88	—	(0.84)
Class P
12/31/2019†	$19.74	$0.08	$0.98	$1.06	$(0.07)	$—
6/30/2019	21.81	0.12	(0.53)	(0.41)	(0.03)	(1.63)
6/30/2018	20.63	0.03	3.95	3.98	—	(2.80)
6/30/2017	16.77	0.07	3.81	3.88	(0.01)	(0.01)
6/30/2016	18.49	0.07	(1.15)	(1.08)	(0.14)	(0.50)
6/30/2015	18.33	0.13	0.95	1.08	(0.08)	(0.84)
Institutional Class
12/31/2019†	$19.90	$0.10	$0.99	$1.09	$(0.08)	$—
6/30/2019	21.96	0.14	(0.53)	(0.39)	(0.04)	(1.63)
6/30/2018	20.73	0.05	3.98	4.03	—	(2.80)
6/30/2017	16.84	0.10	3.81	3.91	(0.01)	(0.01)
6/30/2016	18.49	0.08	(1.13)	(1.05)	(0.10)	(0.50)
6/30/2015	18.34	0.15	0.94	1.09	(0.10)	(0.84)
Class R6
12/31/2019†	$19.90	$0.10	$0.98	$1.08	$(0.08)	$—
8/22/2018* - 6/30/2019	23.16	0.13	(1.71)	(1.58)	(0.05)	(1.63)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.
(e)	Does not include expenses of the investment companies in which the Fund invests.

134	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.01)	$20.51	(c)	5.23	%(c)	$69,200	1.17	%(d)	1.27	%(d)	0.55	%(d)	40%
(1.65)	19.50		(0.62)		66,269	1.18		1.27		0.35		78
(2.80)	21.61		19.96		44,860	1.31	(e)	1.31	(e)	(0.07	)(e)	126
(0.02)	20.51	(c)	22.82	(c)	39,509	1.31		1.31		0.15		152
(0.59)	16.71		(6.02)		32,660	1.27		1.31		0.17		139
(0.89)	18.41		6.01		38,579	1.24		1.30		0.47		148

$—	$19.59	(c)	4.87	%(c)	$5,212	1.92	%(d)	2.02	%(d)	(0.24	)%(d)	40%
(1.63)	18.68		(1.39)		7,873	1.93		2.02		(0.36)		78
(2.80)	20.92		19.10		35,080	2.06	(e)	2.06	(e)	(0.82	)(e)	126
(0.01)	20.07	(c)	21.82	(c)	32,802	2.06		2.06		(0.60)		152
(0.50)	16.48		(6.72)		36,607	2.02		2.06		(0.58)		139
(0.84)	18.20		5.27		44,067	1.99		2.05		(0.29)		148

$(0.07)	$20.73	(c)	5.35	%(c)	$17,426	0.92	%(d)	1.02	%(d)	0.84	%(d)	40%
(1.66)	19.74		(0.36)		9,637	0.93		1.02		0.61		78
(2.80)	21.81		20.25		6,883	1.06	(e)	1.06	(e)	0.12	(e)	126
(0.02)	20.63	(c)	23.12	(c)	3,425	1.06		1.06		0.39		152
(0.64)	16.77		(5.82)		3,246	1.02		1.06		0.43		139
(0.92)	18.49		6.36		2,143	0.99		1.05		0.73		148

$(0.08)	$20.91	(c)	5.46	%(c)	$16,981	0.82	%(d)	0.92	%(d)	0.98	%(d)	40%
(1.67)	19.90		(0.29)		9,077	0.83		0.92		0.70		78
(2.80)	21.96		20.40		8,104	0.96	(e)	0.96	(e)	0.21	(e)	126
(0.02)	20.73	(c)	23.22	(c)	3,037	0.96		0.96		0.52		152
(0.60)	16.84		(5.69)		2,738	0.92		0.96		0.46		139
(0.94)	18.49		6.41		6,656	0.93		0.95		0.86		148

$(0.08)	$20.90	(c)	5.43	%(c)	$24,846	0.77	%(d)	0.87	%(d)	0.99	%(d)	40%
(1.68)	19.90		(5.42)		17,792	0.77	(d)	0.87	(d)	0.76	(d)	78

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	135

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Technology:
Class A
12/31/2019†	$63.92	$(0.33)		$2.33	$2.00	$(11.19)	$54.73
6/30/2019	71.60	(0.68)		5.90	5.22	(12.90)	63.92
6/30/2018	60.82	(0.64)		22.58	21.94	(11.16)	71.60
6/30/2017	48.03	(0.17	)(e)	15.75	15.58	(2.79)	60.82	(e)
6/30/2016	58.15	(0.38)		(1.07)	(1.45)	(8.67)	48.03
6/30/2015	63.49	(0.54)		6.49	5.95	(11.29)	58.15
Class C
12/31/2019†	$45.22	$(0.40)		$1.63	$1.23	$(11.19)	$35.26
6/30/2019	55.32	(0.92)		3.72	2.80	(12.90)	45.22
6/30/2018	49.43	(0.91)		17.96	17.05	(11.16)	55.32
6/30/2017	39.80	(0.46	)(e)	12.88	12.42	(2.79)	49.43	(e)
6/30/2016	49.98	(0.66)		(0.85)	(1.51)	(8.67)	39.80
6/30/2015	56.46	(0.87)		5.68	4.81	(11.29)	49.98
Class P
12/31/2019†	$72.49	$(0.29)		$2.67	$2.38	$(11.19)	$63.68
6/30/2019	79.05	(0.58)		6.92	6.34	(12.90)	72.49
6/30/2018	66.03	(0.53)		24.71	24.18	(11.16)	79.05
6/30/2017	51.80	—	(e)	17.02	17.02	(2.79)	66.03	(e)
6/30/2016	61.90	(0.27)		(1.16)	(1.43)	(8.67)	51.80
6/30/2015	66.74	(0.42)		6.87	6.45	(11.29)	61.90
Institutional Class
12/31/2019†	$74.10	$(0.26)		$2.72	$2.46	$(11.19)	$65.37
6/30/2019	80.40	(0.52)		7.12	6.60	(12.90)	74.10
6/30/2018	66.94	(0.45)		25.07	24.62	(11.16)	80.40
6/30/2017	52.43	0.06	(e)	17.24	17.30	(2.79)	66.94	(e)
6/30/2016	62.49	(0.24)		(1.15)	(1.39)	(8.67)	52.43
6/30/2015	67.21	(0.36)		6.93	6.57	(11.29)	62.49
Administrative Class
12/31/2019†	$68.67	$(0.33)		$2.53	$2.20	$(11.19)	$59.68
6/30/2019	75.76	(0.67)		6.48	5.81	(12.90)	68.67
6/30/2018	63.76	(0.61)		23.77	23.16	(11.16)	75.76
6/30/2017	50.18	(0.23	)(e)	16.60	16.37	(2.79)	63.76	(e)
6/30/2016	60.32	(0.36)		(1.11)	(1.47)	(8.67)	50.18
6/30/2015	65.40	(0.50)		6.71	6.21	(11.29)	60.32

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)

An out of period adjustment of $3,694,541, which is included in miscellaneous income, related to income earned in previous years, decreased net investment loss per share and increased net asset value per share by approximately $0.15 for Class A; $0.13 for Class C; $0.20 for Class P; $0.20 for Institutional Class and $0.04 for Administrative Class. The increase in total return and decrease in ratio of net investment loss to average net assets relating to this income for each share class was approximately 0.33% and 0.28% for Class A; 0.35% and 0.29% for Class C; 0.40% and 0.33% for Class P; 0.40% and 0.32% for Institutional Class; 0.09% and 0.08% for Administrative Class, respectively.

136	Semiannual Report	| December 31, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

3.20%	$572,273	1.57	%(c)(d)	1.57	%(c)(d)	(1.06	)%(c)(d)	62%
12.40	601,112	1.51	(d)	1.56	(d)	(1.05	)(d)	109
38.89	530,127	1.42	(d)	1.57	(d)	(0.95	)(d)	104
33.69 (e)	452,039	1.51	(d)	1.61	(d)	(0.31	)(d)(e)	128
(3.24)	417,305	1.66	(d)	1.66	(d)	(0.74	)(d)	171
10.33	340,765	1.61		1.61		(0.90)		165

2.82%	$42,073	2.32	%(c)(d)	2.32	%(c)(d)	(1.81	)%(c)(d)	62%
11.57	48,842	2.23	(d)	2.31	(d)	(1.78	)(d)	109
37.86	138,589	2.17	(d)	2.32	(d)	(1.70	)(d)	104
32.69 (e)	113,411	2.26	(d)	2.36	(d)	(1.05	)(d)(e)	128
(3.95)	112,423	2.41	(d)	2.41	(d)	(1.53	)(d)	171
9.51	130,395	2.36		2.36		(1.65)		165

3.35%	$136,555	1.32	%(c)(d)	1.32	%(c)(d)	(0.81	)%(c)(d)	62%
12.68	155,553	1.27	(d)	1.31	(d)	(0.80	)(d)	109
39.24	100,560	1.17	(d)	1.32	(d)	(0.71	)(d)	104
34.03 (e)	59,369	1.26	(d)	1.35	(d)	(0.01	)(d)(e)	128
(2.99)	44,881	1.41	(d)	1.41	(d)	(0.50	)(d)	171
10.62	53,710	1.36		1.36		(0.66)		165

3.38%	$781,901	1.22	%(c)(d)	1.22	%(c)(d)	(0.71	)%(c)(d)	62%
12.81	800,061	1.16	(d)	1.21	(d)	(0.69	)(d)	109
39.37	789,922	1.07	(d)	1.22	(d)	(0.59	)(d)	104
34.16 (e)	736,162	1.16	(d)	1.25	(d)	0.09	(d)(e)	128
(2.89)	518,761	1.31	(d)	1.31	(d)	(0.43	)(d)	171
10.71	617,315	1.26		1.26		(0.55)		165

3.27%	$10,406	1.47	%(c)(d)	1.47	%(c)(d)	(0.96	)%(c)(d)	62%
12.52	11,688	1.40	(d)	1.46	(d)	(0.95	)(d)	109
39.02	23,535	1.32	(d)	1.47	(d)	(0.85	)(d)	104
33.83 (e)	15,062	1.44	(d)	1.52	(d)	(0.41	)(d)(e)	128
(3.15)	62,913	1.56	(d)	1.56	(d)	(0.68	)(d)	171
10.44	72,947	1.51		1.51		(0.80)		165

See accompanying Notes to Financial Statements	| December 31, 2019 |	Semiannual Report	137

Notes to Financial Statements

December 31, 2019 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. As of December 31, 2019, the Trust consisted of fourteen separate investment series (each a “Fund” and collectively the “Funds”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Adviser”) serves as the Funds’ investment adviser. The Investment Adviser is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Class C shares of a Fund will automatically convert to Class A shares of the same Fund following the ten-year anniversary of purchase. Such conversions are subject to certain limitations.

The investment objective of AllianzGI Emerging Markets Opportunities is to seek maximum long-term capital appreciation. The investment objective of AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Mid-Cap, AllianzGI Small-Cap and AllianzGI Technology is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Trust’s organizational documents provide that its officers (“Officers”) and the Board of Trustees (the “Board” or the “Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and, under normal circumstances, ETFs are valued at their current market trading price. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated responsibility for applying the valuation methods to the Investment Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Adviser monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Adviser determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Adviser determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S.

138	December 31, 2019 |	Semiannual Report

dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV of a Fund’s shares may change on days when an investor is not able to purchase or redeem or exchange shares.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors, where appropriate. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Adviser’s or the Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price the Funds may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include

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Notes to Financial Statements (cont’d)

December 31, 2019 (Unaudited)

broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes—Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at December 31, 2019 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/19
Common Stock:
Brazil	$3,791,095	$13,925,964	—	$17,717,059
China	21,337,048	96,023,169	—	117,360,217
India	15,743,485	13,097,250	—	28,840,735
Mexico	6,347,661	—	—	6,347,661
Russian Federation	30,990,419	—	$997,275	31,987,694
South Africa	6,788,100	4,920,245	—	11,708,345
Thailand	—	—	18,556,915	18,556,915
United States	4,169,585	—	—	4,169,585
All Other	—	123,722,721	—	123,722,721
Preferred Stock	—	10,330,479	—	10,330,479
Repurchase Agreements	—	870,000	—	870,000
Totals	$89,167,393	$262,889,828	$19,554,190	$371,611,411

AllianzGI Focused Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/19
Common Stock	$1,026,046,139	—	—	$1,026,046,139
Repurchase Agreements	—	$14,402,000	—	14,402,000
Totals	$1,026,046,139	$14,402,000	—	$1,040,448,139

140	December 31, 2019 |	Semiannual Report

AllianzGI Global Natural Resources:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/19
Common Stock:
Australia	—	$449,891	—	$449,891
Belgium	—	49,855	—	49,855
France	—	491,771	—	491,771
Ireland	—	66,951	—	66,951
Japan	—	375,480	—	375,480
Korea (Republic of)	—	47,873	—	47,873
Norway	—	102,304	—	102,304
United Kingdom	$117,920	866,980	—	984,900
All Other	7,161,604	—	—	7,161,604
Exchange-Traded Funds	330,392	—	—	330,392
Totals	$7,609,916	$2,451,105	—	$10,061,021

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/19
Common Stock:
Australia	—	$2,580,150	—	$2,580,150
Austria	$719,990	1,334,838	—	2,054,828
China	—	167,870	—	167,870
France	—	2,129,808	—	2,129,808
Germany	1,183,736	2,757,685	—	3,941,421
Hong Kong	—	316,889	—	316,889
Indonesia	—	218,746	—	218,746
Italy	—	1,219,053	—	1,219,053
Japan	—	14,114,289	—	14,114,289
Korea (Republic of)	—	235,185	—	235,185
Netherlands	—	1,340,383	—	1,340,383
Norway	—	1,266,751	—	1,266,751
Singapore	—	1,042,838	—	1,042,838
Sweden	665,704	697,377	—	1,363,081
Switzerland	696,683	1,946,922	—	2,643,605
Taiwan	—	321,785	—	321,785
Thailand	—	—	$166,051	166,051
United Kingdom	713,367	6,298,280	—	7,011,647
All Other	60,867,761	—	—	60,867,761
Preferred Stock	—	485,956	—	485,956
Repurchase Agreements	—	1,670,000	—	1,670,000
	64,847,241	40,144,805	166,051	105,158,097
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	100	—	100
Totals	$64,847,241	$40,144,905	$166,051	$105,158,197

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Notes to Financial Statements (cont’d)

December 31, 2019 (Unaudited)

AllianzGI Health Sciences:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/19
Common Stock:
Pharmaceuticals	$65,045,190	$5,490,678	—	$70,535,868
All Other	87,875,360	—	—	87,875,360
Warrants	—	—	$91,313	91,313
Rights	—	—	957	957
Repurchase Agreements	—	5,167,000	—	5,167,000
Totals	$152,920,550	$10,657,678	$92,270	$163,670,498

AllianzGI Income & Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/19
Common Stock:
Advertising	—	—	$163,305	$163,305
Aerospace & Defense	$42,520,216	—	222,536	42,742,752
Apparel & Textiles	—	—	47,468	47,468
Banks	25,092,000	—	7	25,092,007
Commercial Services	—	—	576,798	576,798
Media	13,045,797	—	845,643	13,891,440
Oil, Gas & Consumable Fuels	35,046,630	—	18	35,046,648
Pharmaceuticals	73,557,182	—	1,971,344	75,528,526
All Other	1,484,393,172	—	—	1,484,393,172
Corporate Bonds & Notes:
Commercial Services	—	$67,370,977	30,401	67,401,378
Computers	—	14,990,425	65	14,990,490
Diversified Financial Services	—	61,448,339	4,725,743	66,174,082
Media	—	148,445,174	8	148,445,182
All Other	—	1,185,656,193	—	1,185,656,193
Convertible Bonds & Notes:
Biotechnology	—	86,092,166	1	86,092,167
All Other	—	1,204,290,869	—	1,204,290,869
Convertible Preferred Stock:
Computers	—	12,244,635	—	12,244,635
Diversified Financial Services	—	5,067,765	—	5,067,765
All Other	217,468,491	—	—	217,468,491
Preferred Stock	—	—	18,336,838	18,336,838
Equity-Linked Security	—	—	100,383	100,383
Warrants	—	—	56,981	56,981
Repurchase Agreements	—	193,214,000	—	193,214,000
	1,891,123,488	2,978,820,543	27,077,539	4,897,021,570
Investments in Securities – Liabilities
Options Written:
Market Price	(226,131)	—	—	(226,131)
Totals	$1,890,897,357	$2,978,820,543	$27,077,539	$4,896,795,439

142	December 31, 2019 |	Semiannual Report

AllianzGI Mid-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/19
Common Stock	$332,259,319	—	—	$332,259,319
Repurchase Agreements	—	$3,282,000	—	3,282,000
Totals	$332,259,319	$3,282,000	—	$335,541,319

AllianzGI NFJ Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/19
Common Stock	$1,232,707,561	—	—	$1,232,707,561
Repurchase Agreements	—	$7,594,000	—	7,594,000
Totals	$1,232,707,561	$7,594,000	—	$1,240,301,561

AllianzGI NFJ International Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/19
Common Stock:
Belgium	$1,722,758	—	—	$1,722,758
Brazil	1,858,646	—	—	1,858,646
Canada	17,792,141	—	—	17,792,141
India	1,365,770	—	—	1,365,770
Russian Federation	1,882,400	—	—	1,882,400
Taiwan	3,188,296	—	—	3,188,296
United Kingdom	11,021,332	$18,159,038	—	29,180,370
United States	5,093,361	—	—	5,093,361
All Other	—	103,375,284	—	103,375,284
Preferred Stock	—	3,093,917	—	3,093,917
Repurchase Agreements	—	414,000	—	414,000
Totals	$43,924,704	$125,042,239	—	$168,966,943

AllianzGI NFJ Large-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/19
Common Stock	$323,369,695	—	—	$323,369,695

AllianzGI NFJ Mid-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/19
Common Stock	$1,439,682,979	—	—	$1,439,682,979
Repurchase Agreements	—	$12,973,000	—	12,973,000
Totals	$1,439,682,979	$12,973,000	—	$1,452,655,979

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/19
Common Stock	$810,050,794	—	—	$810,050,794
Exchange-Traded Funds	3,084,798	—	—	3,084,798
Totals	$813,135,592	—	—	$813,135,592

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Notes to Financial Statements (cont’d)

December 31, 2019 (Unaudited)

AllianzGI Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/19
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$4,005,986	—	$1,296	$4,007,282
All Other	127,326,659	—	—	127,326,659
Repurchase Agreements	—	$2,409,000	—	2,409,000
Totals	$131,332,645	$2,409,000	$1,296	$133,742,941

AllianzGI Technology:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/19
Common Stock:
Communications Equipment	$3,040,611	$2,291,491	—	$5,332,102
Electrical Equipment	96,587	13,659	—	110,246
Electronic Equipment, Instruments & Components	1,872,006	229,740	—	2,101,746
Entertainment	49,634,613	39,996	—	49,674,609
Interactive Media & Services	178,669,257	81,243	—	178,750,500
IT Services	311,203,798	85,927	—	311,289,725
Semiconductors & Semiconductor Equipment	328,177,493	1,031,960	—	329,209,453
Software	474,020,414	15,730	—	474,036,144
Technology Hardware, Storage & Peripherals	46,270,147	43,603,897	—	89,874,044
All Other	56,043,716	—	—	56,043,716
Exchange-Traded Funds	—	1,965	—	1,965
Repurchase Agreements	—	42,714,000	—	42,714,000
Options Purchased:
Market Price	7,715,600	—	—	7,715,600
	1,456,744,242	90,109,608	—	1,546,853,850
Investments in Securities – Liabilities
Options Written:
Market Price	(3,544,475)	—	—	(3,544,475)
Securities Sold Short, at value	(134)	—	—	(134)
	(3,544,609)	—	—	(3,544,609)
Totals	$1,453,199,633	$90,109,608	—	$1,543,309,241

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2019, was as follows:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Beginning Balance 6/30/19	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/19
Common Stock:
Russian Federation	$3,377,025	$—	$(2,163,036)	—	$(695,569)	$478,855	—	—	$997,275
Thailand	7,596,712	11,653,555	(283,160)	—	11,316	(421,508)	—	—	18,556,915
Preferred Stock	5,739,783	—	(4,246,035)	—	(401,688)	(1,092,060)	—	—	—
Totals	$16,713,520	$11,653,555	$(6,692,231)	—	$(1,085,941)	$(1,034,713)	—	—	$19,554,190

144	December 31, 2019 |	Semiannual Report

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Beginning Balance 6/30/19	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/19
Common Stock:
Australia	$46,051	—		$(44,355)†	—	—	$(1,696)	—	—	$—
Thailand	257,201	$10,864		(69,174)	—	$5,359	(38,199)	—	—	166,051
Totals	$303,252	$10,864		$(113,529)	—	$5,359	$(39,895)	—	—	$166,051

AllianzGI Health Sciences:
Investments in Securities – Assets	Beginning Balance 6/30/19	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/19
Warrants	$184,981	—		—	—	—	$(93,668)	—	—	$91,313
Rights	—	$957	†	—	—	—	—	—	—	957
Totals	$184,981	$957		—	—	—	$(93,668)	—	—	$92,270

AllianzGI Income & Growth:
Investments in Securities – Assets	Beginning Balance 6/30/19	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 12/31/19
Common Stock:
Advertising	$266,445	—		—	—	—	$(103,140)	—	—	$163,305
Aerospace & Defense	272,411	—		—	—	—	(49,875)	—	—	222,536
Apparel & Textiles	44,930	—		—	—	—	2,538	—	—	47,468
Banks	7	—		—	—	—	—	—	—	7
Commercial Services	576,798	—		—	—	—	—	—	—	576,798
Media	1,018,843	—		—	—	—	(173,200)	—	—	845,643
Oil, Gas & Consumable Fuels	18	—		—	—	—	—	—	—	18
Pharmaceuticals	—	$2,799,297	†	— †	—	(8)	(827,945)	—	—	1,971,344
Corporate Bonds & Notes:
Commercial Services	476,780	—		$(98,805)††	$24	—	(347,598)	—	—	30,401
Computers	—	1	†	—	—	—	64	—	—	65
Diversified Financial Services	3,683,024	1,138,698	†	—	54,171	—	(150,150)	—	—	4,725,743
Media	8	—		—	—	—	—	—	—	8
Convertible Bonds & Notes:
Banks	17,201,932	—		(17,491,543)	—	$(253,758)	543,369	—	—	—
Biotechnology	—	74	†	—	—	—	(73)	—	—	1
Preferred Stock	18,217,438	—		—	—	—	119,400	—	—	18,336,838
Equity-Linked Security:
Coal	—	—		—	—	—	—	$100,383	—	100,383
Warrants:
Advertising	69,799	—		—	—	—	(12,822)	—	—	56,977
Media	4	—		—	—	—	—	—	—	4
Totals	$41,828,437	$3,938,070		$(17,590,348)	$54,195	$(253,766)	$(999,432)	$100,383	—	$27,077,539

The table for AllianzGI Income & Growth includes Level 3 investments that are valued by brokers and independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

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Notes to Financial Statements (cont’d)

December 31, 2019 (Unaudited)

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Beginning Balance 6/30/19	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/19
Common Stock:
Chemicals	$56	—	—	—	—	$(56)	—	—	—

AllianzGI Small-Cap:
Investments in Securities – Assets	Beginning Balance 6/30/19	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/19
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$2,074	—	—	—	—	$(778)	—	—	$1,296

The tables above may include Level 3 investments that are valued by brokers and independent pricing services.

The following tables presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2019:

AllianzGI Health Sciences:
Investments in Securities – Assets	Ending Balance at 12/31/19	Valuation Technique Used	Unobservable Inputs	Input Values
Warrants:
Pharmaceuticals	$91,313	Black Scholes Model	Implied Price	$4.480
			Volatility	43.83%

AllianzGI Income & Growth:
Investments in Securities – Assets	Ending Balance at 12/31/19	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Common Stock:
Advertising	$163,305	Market and Company Comparables	EV Multiples	4.78x (0.99x-10.07x	)
			M&A Transaction Multiples	1.90x (1.32x-2.50x	)
			Illiquidity Discount	20%
Aerospace & Defense	$222,536	Market and Company Comparables	EV Multiples	0.68x (0.36x-0.83x	)
			M&A Transaction Multiples	0.91x (0.38x-2.12x	)
			Illiquidity Discount	40%
Apparel & Textiles	$47,468	Market and Company Comparables	EV Multiples	0.69x (0.19x-1.12x	)
				11.25x (3.87x-22.96x	)
				0.85x (0.22x-1.67x	)
			Illiquidity Discount	20%
Media	$845,623	Market and Company Comparables	EV Multiples	0.84x (0.47x-2.71x	)
				5.18x (4.57x-20.39x	)
			M&A Transaction Multiples	8.52x (6.65x-10.11x	)
			Illiquidity Discount	10%
Pharmaceuticals	$1,971,344	Market and Company Comparables	Implied Price	$8.08
Corporate Bonds & Notes:
Diversified Financial Services	$4,725,743	Market and Company Comparables	EV Multiples	1.75x (0.38x-5.16x	)
			Illiquidity Discount	20%
Preferred Stock:
Media	$18,336,758	Market and Company Comparables	EV Multiples	0.90x (0.30x-1.53x	)
			Illiquidity Discount	25%
Equity-Linked Security:
Coal	$100,383	Black-Sholes Model	Implied Volume	38.97%
			Implied Price	$25.08
Warrants:
Advertising	$56,977	Market and Company Comparables	EV Multiples	6.42x (1.21x-27.11x	)
				6.39x (1.26x-19.85x	)
		Black-Sholes Model	Expected Volatility	26.52%
			Implied Price	$52.24

146	December 31, 2019 |	Semiannual Report

AllianzGI Small-Cap:
Investments in Securities – Assets	Ending Balance at 12/31/19	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$1,296	Net Assets Approach	Estimated Movement of Proceeds	7.18%

The tables above do not include Level 3 Investments that are valued by the brokers or independent pricing services.

*	Other financial instruments are derivatives, such as forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 1 and into Level 3 because of the insufficient trading volume.
†	Issued or removed via corporate action.
††	Bankruptcy

The net change in unrealized depreciation of Level 3 investments which the following Funds held at December 31, 2019 was:

AllianzGI Emerging Markets Opportunities	$(352,990)
AllianzGI Global Small-Cap	(31,428)
AllianzGI Health Sciences	(93,668)
AllianzGI Income & Growth	(1,583,145)
AllianzGI Small-Cap	(778)

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as a component of net change in unrealized appreciation (depreciation) of investments on the Statements of Operations. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AllianzGI Income & Growth, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or distributions from short-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income, if any, for AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains, if any, earned by each Fund, will be distributed annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax”

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Notes to Financial Statements (cont’d)

December 31, 2019 (Unaudited)

differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, distribution and servicing fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of December 31, 2019, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(i) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. This collateral earns interest and the interest is used to pay each lender a fee for borrowed securities, to compensate the broker for its services, and to provide a rebate to the borrower (the Fund) for posting the collateral. The net proceeds from these transactions are shown as miscellaneous income or miscellaneous expense on the Statements of Operations. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the

148	December 31, 2019 |	Semiannual Report

value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded-funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(m) Convertible Securities.  Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/

synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(n) Payment In-Kind Securities.  The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(o) Loan Interest Expense.  Loan interest expense relates to the amounts borrowed under the credit facility (See Note 11). Loan interest expense is recorded as it is incurred.

(p) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(q) Restricted Securities.  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

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Notes to Financial Statements (cont’d)

December 31, 2019 (Unaudited)

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration and/or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Certain of the Funds invest in ETFs. Shareholders will indirectly bear fees and expenses associated with the ETFs in which a Fund invests, in addition to a Fund’s direct fees and expenses. The cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Fund’s NAV will be subject to fluctuations in the market values of the ETFs in which it invests. A Fund is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of a Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index based ETF’s performance may not match that of the index it seeks to track.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty

150	December 31, 2019 |	Semiannual Report

and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Short sales may be used by certain Funds. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds may invest in other investment companies, including investment companies advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The

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Notes to Financial Statements (cont’d)

December 31, 2019 (Unaudited)

proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at December 31, 2019:

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$100

AllianzGI Income & Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$(226,131)

AllianzGI Technology:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$7,715,600
Liability derivatives:
Options written, at value	$(3,544,475)

The effect of derivatives on the Statements of Operations for the six months ended December 31, 2019:

AllianzGI Global Natural Resources:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(645)

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(2,259)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$100

152	December 31, 2019 |	Semiannual Report

AllianzGI Income & Growth:
Location	Market Price
Net realized gain on:
Options written	$770,405
Net change in unrealized appreciation/depreciation of:
Options written	$312,453

AllianzGI Technology:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(12,469)
Options written	3,086,845
Total net realized gain	$3,074,376
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(431,197)
Options written	(1,464,631)
Total net change in unrealized appreciation/depreciation	$(1,895,828)

The average volume (based on the open positions at each month-end) of derivative activity during the six months ended December 31, 2019:

	Options Purchased	Options Written	Forward Foreign Currency Contracts (2)

	Contracts (1)	Contracts (1)	Purchased	Sold
AllianzGI Global Natural Resources	—	—	—	—	†
AllianzGI Global Small-Cap	—	—	—	$21,508
AllianzGI Income & Growth	—	(14,734)	—	—
AllianzGI Technology	5,409	(6,009)	—	—

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date

The following table presents by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Fund at December 31, 2019 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at December 31, 2019:

AllianzGI Global Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank London	$100	$—	$—	$100

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES/EXPENSES & DEFERRED COMPENSATION

Investment Advisory Fee.  AllianzGI U.S. serves as the investment adviser to the Funds, pursuant to an investment advisory contract. AllianzGI U.S. receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

Administration Fee.  AllianzGI U.S. provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

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Notes to Financial Statements (cont’d)

December 31, 2019 (Unaudited)

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A, C, and R			Class P			Institutional Class			Class R6			Administrative Class

	Investment Advisory Fee	Effective Advisory Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee
AllianzGI Emerging Markets Opportunities(1)	0.85%	0.65	%(4)	0.50%	0.34	%(5)	0.50%	0.34	%(5)	0.40%	0.24	%(5)	0.35%	0.19	%(5)	N/A	N/A
AllianzGI Focused Growth(3)	0.45	0.35	(6)	0.40	†	(7)	0.40	0.40		0.30	0.30		0.25	0.25		0.30%	0.30%
AllianzGI Global Natural Resources(2)	0.70	0.70		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Global Small-Cap(2)	0.90	0.90		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Health Sciences(3)	0.80	0.80		0.40	0.40		N/A	N/A		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Income & Growth(3)	0.65	0.64	(9)	0.40	0.37		0.40	0.37		0.30	0.27		N/A	N/A		N/A	N/A
AllianzGI Mid-Cap(3)	0.47	0.47		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Dividend Value(3)	0.45	0.37	(10)	0.40	0.39		0.40	0.39		0.30	0.29		0.25	0.24		0.30	0.29
AllianzGI NFJ International Value(1)	0.60	0.55	(11)	0.50	0.47	(12)	0.50	0.47	(12)	0.40	0.37	(12)	0.35	0.32	(12)	0.40	0.37	(12)
AllianzGI NFJ Large-Cap Value(3)	0.45	0.45		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Mid-Cap Value(3)	0.55	0.55		0.40	0.17	(13)	0.40	0.17	(13)	0.30	0.07	(13)	0.25	0.02	(13)	0.30	0.07	(13)
AllianzGI NFJ Small-Cap Value(3)	0.60	0.50	(14)	0.40	0.40		0.40	0.40		0.30	0.30		0.25	0.25		0.30	0.30
AllianzGI Small-Cap(3)	0.60	0.60		0.40	0.30	(15)	0.40	0.30	(15)	0.30	0.20	(15)	0.25	0.15	(15)	N/A	N/A
AllianzGI Technology(3)	0.90	0.90	(8)	0.40	0.39		0.40	0.39		0.30	0.29		N/A	N/A		0.30	0.29

(1)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(2)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(3)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(4)

The Adviser has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Investment Advisory Fee currently in place, which reduces the 0.85% contractual fee rate by 0.20% to 0.65%. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(5)

The Administrator has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.15%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(6)

The Adviser has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Investment Advisory Fee currently in place, which reduces the 0.45% contractual fee rate by 0.10% to 0.35%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(7)

The Administrator has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Administration Fees for Class A shares, which reduces the contractual fee rate by 0.02%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

154	December 31, 2019 |	Semiannual Report

(8)

The Adviser has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.90% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(9)

The Adviser has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(10)

The Adviser has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Investment Advisory fee, which reduces the 0.45% contractual fee rate by 0.075% to 0.375%, and by an additional 0.025% on net assets in excess of $7.5 billion, and by an additional 0.025% on net assets in excess of $10 billion, each based on the Fund’s average daily net assets. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(11)

The Adviser has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.05% to 0.55%, and an additional 0.01% on net assets in excess of $4 billion, by an additional 0.015% on net assets in excess of $5 billion and by an additional 0.025% on net assets in excess of $7.5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(12)

The Administrator has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.025%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(13)

The Administrator has contractually agreed to observe through August 31, 2020, an irrevocable waiver of a portion of its Administration Fees for all classes, which reduces the contractual fee rate by 0.22%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(14)

The Adviser has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.10% to 0.50%, and then by an additional 0.025% on net assets in excess of $3 billion, by an additional 0.025% on net assets in excess of $4 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(15)

The Administrator has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Administration Fees for all classes, which reduces the contractual fee rate by 0.10%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

†	The effective Administration Fee rate for Class A is 0.38%; for Class C and Class R is 0.40%, respectively.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AllianzGI U.S., serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Distributor receives (i) in connection with the distribution of C and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, C and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the six months ended December 31, 2019, the Distributor received $933,141, representing commissions (sales charges) and CDSC from the Funds.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees. The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Semiannual Report	| December 31, 2019	155

Notes to Financial Statements (cont’d)

December 31, 2019 (Unaudited)

Deferred Compensation.  The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Trust on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or the Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. Allianz Funds Multi-Strategy Trust and the Trust still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

5.	INVESTMENTS IN SECURITIES

For the six months ended December 31, 2019, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Emerging Markets Opportunities	$132,565,853	$152,753,318
AllianzGI Focused Growth	321,190,222	398,542,081
AllianzGI Global Natural Resources	9,341,839	10,894,767
AllianzGI Global Small-Cap	40,535,020	69,235,580
AllianzGI Health Sciences	55,119,467	66,673,111
AllianzGI Income & Growth	1,885,127,868	1,722,314,149
AllianzGI Mid-Cap	79,110,272	80,407,261
AllianzGI NFJ Dividend Value	602,904,793	803,847,823
AllianzGI NFJ International Value	41,408,950	59,416,703
AllianzGI NFJ Large-Cap Value	116,452,890	165,305,718
AllianzGI NFJ Mid-Cap Value	1,078,348,538	1,051,663,234
AllianzGI NFJ Small-Cap Value	483,729,681	789,625,969
AllianzGI Small-Cap	63,462,316	46,487,249
AllianzGI Technology*	903,068,312	927,340,214

*	Securities sold short of $15,083,732; covers on securities sold short of $16,302,583.

6.	INCOME TAX INFORMATION

At December 31, 2019, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets Opportunities	$306,952,042	$68,817,239	$4,157,870	$64,659,369
AllianzGI Focused Growth	649,020,573	394,676,062	3,248,496	391,427,566
AllianzGI Global Natural Resources	9,865,165	337,519	141,663	195,856
AllianzGI Global Small-Cap	85,433,684	21,682,909	1,958,396	19,724,513
AllianzGI Health Sciences	132,573,654	32,049,044	952,200	31,096,844
AllianzGI Income & Growth	5,258,203,326	162,501,548	523,909,435	(361,407,887)
AllianzGI Mid-Cap	248,902,973	88,604,041	1,965,695	86,638,346
AllianzGI NFJ Dividend Value	1,088,776,008	165,711,569	14,186,016	151,525,553
AllianzGI NFJ International Value	153,751,921	20,893,148	5,678,126	15,215,022
AllianzGI NFJ Large-Cap Value	292,796,994	33,290,966	2,718,265	30,572,701
AllianzGI NFJ Mid-Cap Value	1,288,818,151	176,152,751	12,314,923	163,837,828
AllianzGI NFJ Small-Cap Value	732,246,186	101,945,558	21,056,152	80,889,406
AllianzGI Small-Cap	111,858,121	23,538,885	1,654,065	21,884,820
AllianzGI Technology	1,054,032,768	491,866,300	2,589,827	489,276,473

(1)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

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Semiannual Report	| December 31, 2019	157

Notes to Financial Statements (cont’d)

December 31, 2019 (Unaudited)

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Emerging Markets Opportunities				AllianzGI Focused Growth

	Six Months ended December 31, 2019 (unaudited)		Year ended June 30, 2019		Six Months ended December 31, 2019 (unaudited)		Year ended June 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	84,902	$2,238,395	268,619	$7,217,505	367,225	$19,496,311	3,957,145	$230,547,285
Class C	1,261	32,409	16,147	410,475	67,103	2,220,926	237,512	7,807,792
Class R	—	—	—	—	40,260	1,550,562	130,920	5,187,343
Class P	37,362	982,763	352,083	9,091,300	212,391	8,309,627	684,624	27,975,772
Institutional Class	1,049,364	27,990,022	5,354,528	145,969,084	303,693	15,005,365	589,652	28,467,542
Class R6	54,647	1,472,633	244,198	6,497,525	293,242	14,362,280	648,134	30,278,729
Administrative Class	—	—	—	—	12,070	570,177	38,603	1,971,024

Issued in reinvestment of dividends and distributions:
Class A	30,762	867,174	37,329	916,062	1,281,065	65,462,399	1,264,993	54,065,784
Class C	1,087	30,545	592	14,456	263,084	7,984,592	266,353	7,377,992
Class R	—	—	—	—	89,301	3,164,830	83,352	2,609,751
Class P	13,671	376,224	20,942	501,782	302,105	11,032,878	354,870	11,338,112
Institutional Class	219,424	6,183,360	232,119	5,693,881	363,782	16,857,643	416,583	16,292,546
Class R6	20,786	582,626	24,240	591,467	402,518	18,688,902	338,307	13,248,091
Administrative Class	—	—	—	—	16,397	695,556	15,646	568,421

Cost of shares redeemed:
Class A	(270,006)	(7,151,842)	(2,312,650)	(64,223,641)	(1,020,998)	(54,823,357)	(1,811,609)	(94,018,724)
Class C	(31,481)	(816,766)	(168,881)	(4,468,000)	(253,326)	(8,636,842)	(5,022,966)	(204,819,789)
Class R	—	—	—	—	(146,692)	(5,738,602)	(183,497)	(7,438,619)
Class P	(210,899)	(5,476,704)	(666,508)	(17,465,149)	(504,506)	(20,254,532)	(1,230,579)	(47,289,017)
Institutional Class	(1,763,411)	(47,026,526)	(2,051,506)	(54,282,563)	(793,916)	(38,773,388)	(1,064,847)	(51,812,375)
Class R6	(69,255)	(1,823,868)	(241,071)	(6,409,258)	(383,765)	(19,377,721)	(409,798)	(19,780,076)
Administrative Class	—	—	—	—	(31,691)	(1,446,715)	(22,413)	(1,102,078)
Net increase (decrease) resulting from Fund share transactions	(831,786)	$(21,539,555)	1,110,181	$30,054,926	879,342	$36,350,891	(719,015)	$11,475,506

–	May reflect actual amounts rounding to less than $1 or less than 1 share.

158	December 31, 2019 |	Semiannual Report

AllianzGI Global Natural Resources				AllianzGI Global Small-Cap				AllianzGI Health Sciences

Six Months ended December 31, 2019 (unaudited)		Year ended June 30, 2019		Six Months ended December 31, 2019 (unaudited)		Year ended June 30, 2019		Six Months ended December 31, 2019 (unaudited)		Year ended June 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

15,177	$203,160	75,279	$1,112,678	23,279	$897,878	182,657	$8,479,807	45,443	$1,479,865	246,715	$8,399,331
3,806	46,294	25,966	389,023	3,928	126,657	13,645	500,947	9,189	226,752	28,328	702,965
—	—	—	—	—	—	—	—	—	—	—	—
778	10,662	26,683	381,175	9,745	405,137	91,215	3,811,875	—	—	—	—
52,594	713,245	102,865	1,521,155	30,428	1,292,283	205,859	9,810,581	22,610	760,973	95,913	3,042,298
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

7,463	98,593	6,938	85,340	78,232	2,957,958	254,078	8,310,892	290,557	9,736,819	674,933	18,634,889
1,709	21,162	1,122	12,975	14,869	463,904	69,797	1,927,792	12,951	324,031	29,367	623,175
—	—	—	—	—	—	—	—	—	—	—	—
735	9,879	3,357	41,893	9,904	407,250	41,648	1,469,340	—	—	—	—
9,927	134,310	9,214	116,191	76,103	3,167,395	369,475	13,171,798	8,689	296,115	11,595	324,420
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(107,640)	(1,432,812)	(187,050)	(2,646,485)	(152,913)	(5,932,356)	(351,706)	(13,990,314)	(313,509)	(10,227,407)	(605,927)	(19,209,271)
(11,759)	(147,905)	(81,341)	(1,115,775)	(59,433)	(1,947,788)	(296,247)	(11,728,861)	(25,083)	(621,998)	(201,451)	(5,567,805)
—	—	—	—	—	—	—	—	—	—	—	—
(15,418)	(210,644)	(138,349)	(1,878,798)	(66,851)	(2,823,758)	(192,848)	(7,992,579)	—	—	—	—
(77,435)	(1,063,404)	(275,795)	(4,074,569)	(561,977)	(24,215,930)	(787,779)	(34,330,501)	(17,024)	(564,138)	(61,267)	(2,002,588)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(120,063)	$(1,617,460)	(431,111)	$(6,055,197)	(594,686)	$(25,201,370)	(400,206)	$(20,559,223)	33,823	$1,411,012	218,206	$4,947,414

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Notes to Financial Statements (cont’d)

December 31, 2019 (Unaudited)

	AllianzGI Income & Growth				AllianzGI Mid-Cap

	Six Months ended December 31, 2019 (unaudited)		Year ended June 30, 2019		Six Months ended December 31, 2019 (unaudited)		Year ended June 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	21,788,361	$238,369,463	41,382,233	$454,899,809	3,833,466	$14,698,209	34,421,548	$134,256,480
Class C	14,191,824	141,752,609	34,217,239	346,930,172	113,091	337,986	650,165	1,783,093
Class R	133,633	1,467,770	224,610	2,466,861	66,035	242,706	121,412	433,020
Class P	17,805,719	199,889,189	47,385,649	533,269,666	274,955	1,217,404	905,697	3,633,083
Institutional Class	13,674,510	155,294,179	32,549,042	371,932,052	5,145,752	22,406,410	1,762,730	7,253,419
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	44,079	176,932	37,587	142,036

Issued in reinvestment of dividends and distributions:
Class A	5,094,461	55,726,562	9,562,038	104,635,655	2,610,485	9,919,842	8,735,577	24,085,907
Class C	4,320,390	43,163,495	8,650,069	87,008,778	285,007	846,472	1,440,361	3,162,218
Class R	19,477	213,013	31,419	343,496	15,966	59,233	63,092	170,148
Class P	3,050,045	34,260,659	5,654,704	63,437,381	104,605	465,493	335,351	1,072,570
Institutional Class	2,545,549	28,874,193	4,232,229	47,895,410	483,526	2,171,031	1,068,157	3,438,239
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	17,328	70,695	55,660	163,523

Cost of shares redeemed:
Class A	(15,317,412)	(167,457,729)	(28,677,604)	(313,221,154)	(5,667,074)	(21,374,505)	(9,160,991)	(31,143,673)
Class C	(16,272,447)	(162,753,617)	(27,028,004)	(271,243,863)	(2,353,186)	(7,076,966)	(39,239,512)	(130,038,680)
Class R	(36,585)	(402,215)	(90,982)	(987,313)	(113,278)	(423,045)	(189,750)	(653,794)
Class P	(13,086,885)	(146,834,481)	(30,988,364)	(344,028,854)	(257,622)	(1,137,282)	(1,112,672)	(4,488,191)
Institutional Class	(9,906,213)	(112,337,618)	(14,427,667)	(160,815,113)	(1,430,065)	(6,324,390)	(1,733,318)	(7,146,904)
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	(34,104)	(136,870)	(63,233)	(237,112)
Net increase (decrease) resulting from Fund share transactions	28,004,427	$309,225,472	82,676,611	$922,522,983	3,138,966	$16,139,355	(1,902,139)	$5,885,382

–	May reflect actual amounts rounding to less than $1 or less than 1 share.

160	December 31, 2019 |	Semiannual Report

AllianzGI NFJ Dividend Value				AllianzGI NFJ International Value				AllianzGI NFJ Large-Cap Value

Six Months ended December 31, 2019 (unaudited)		Year ended June 30, 2019		Six Months ended December 31, 2019 (unaudited)		Year ended June 30, 2019		Six Months ended December 31, 2019 (unaudited)		Year ended June 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,639,605	$32,014,672	11,313,357	$160,679,320	297,459	$5,403,307	1,209,396	$21,910,051	121,248	$3,330,559	2,041,454	$56,350,922
131,017	1,591,097	631,855	7,621,144	11,273	205,695	28,057	479,855	19,876	566,399	84,599	2,188,878
176,913	2,162,842	527,472	6,693,820	23,179	423,538	72,665	1,308,299	1,880	52,246	11,595	314,013
1,486,745	17,843,675	5,601,788	67,818,148	24,865	453,211	217,867	3,906,233	35,161	974,742	126,157	3,352,016
1,626,277	20,014,084	3,180,003	43,151,601	77,473	1,426,575	493,776	8,984,985	261,186	7,123,457	449,862	11,791,096
819,701	10,214,527	816,704	10,596,590	4,422	81,393	29,903	547,843	—	—	—	—
59,326	745,106	389,033	5,215,973	5,641	104,101	20,222	362,630	935	25,993	10,773	283,103

3,953,464	45,945,129	8,603,057	91,771,627	48,535	895,116	65,410	1,163,992	138,433	3,935,512	100,269	2,601,467
458,103	5,427,768	1,550,267	16,835,328	5,395	97,585	7,567	132,250	5,997	173,299	5,291	143,588
707,494	8,219,493	1,449,485	15,468,682	3,788	69,991	5,192	92,441	1,567	45,060	1,366	36,380
2,563,585	30,084,753	6,500,134	70,165,546	19,058	353,644	34,618	620,705	15,725	451,052	12,869	339,075
2,164,010	25,361,626	5,850,039	63,026,975	36,939	686,467	50,379	906,302	98,899	2,789,688	96,666	2,510,825
727,716	8,488,359	1,462,567	15,698,988	1,106	20,578	1,609	28,658	—	—	—	—
315,378	3,769,564	1,206,182	13,203,073	941	17,404	2,333	40,736	1,133	32,685	838	22,170

(6,189,368)	(75,529,769)	(15,011,198)	(186,349,526)	(585,622)	(10,618,795)	(2,154,736)	(37,906,923)	(452,609)	(12,422,929)	(1,072,771)	(28,418,904)
(1,866,808)	(23,064,358)	(11,613,283)	(169,595,677)	(206,967)	(3,672,782)	(1,256,420)	(22,357,425)	(104,879)	(2,884,477)	(2,000,144)	(56,114,974)
(848,143)	(10,323,293)	(2,317,010)	(30,660,555)	(74,950)	(1,388,268)	(243,205)	(4,386,885)	(9,387)	(261,297)	(132,987)	(3,709,071)
(6,516,479)	(79,988,111)	(18,158,983)	(228,744,792)	(433,371)	(7,901,736)	(2,989,399)	(52,767,678)	(72,149)	(2,000,717)	(202,995)	(5,481,385)
(6,663,857)	(82,226,344)	(16,927,973)	(220,910,069)	(243,168)	(4,469,446)	(1,045,715)	(18,990,289)	(1,650,655)	(45,713,043)	(503,342)	(13,275,287)
(726,440)	(9,041,570)	(2,602,536)	(33,374,156)	(1,354)	(24,286)	(61,401)	(1,100,132)	—	—	—	—
(1,381,221)	(17,444,754)	(3,392,334)	(43,265,010)	(20,855)	(381,881)	(205,207)	(3,521,325)	(4,799)	(131,483)	(10,918)	(300,641)
(6,362,982)	$(85,735,504)	(20,941,374)	$(324,952,970)	(1,006,213)	$(18,218,589)	(5,717,089)	$(100,545,677)	(1,592,438)	$(43,913,254)	(981,418)	$(27,366,729)

Semiannual Report	| December 31, 2019	161

Notes to Financial Statements (cont’d)

December 31, 2019 (Unaudited)

	AllianzGI NFJ Mid-Cap Value				AllianzGI NFJ Small-Cap Value

	Six Months ended December 31, 2019 (unaudited)		Year ended June 30, 2019		Six Months ended December 31, 2019 (unaudited)		Year ended June 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	974,996	$30,233,104	6,698,495	$204,685,318	710,603	$10,403,596	7,098,648	$130,945,310
Class C	181,282	4,594,095	630,222	15,246,842	7,218	94,321	84,780	1,077,299
Class R	157,853	4,146,575	358,914	9,057,683	61,927	997,516	205,692	3,727,798
Class P	1,641,369	41,035,076	4,293,177	101,871,414	252,696	4,303,609	717,227	13,249,790
Institutional Class	1,771,735	58,997,348	5,936,147	186,319,815	588,097	9,961,934	3,242,577	62,341,662
Class R6	1,699,171	57,299,635	560,276	17,538,456	713,365	12,165,864	3,019,919	57,555,186
Administrative Class	308,451	9,963,123	594,563	18,054,348	408,833	6,087,617	911,459	14,873,708

Issued in reinvestment of dividends and distributions:
Class A	1,366,588	41,667,263	296,346	7,931,688	2,205,554	31,782,029	9,034,371	112,929,635
Class C	159,899	3,947,915	9,718	240,700	16,900	215,135	258,108	2,893,396
Class R	74,035	1,902,697	12,096	279,668	99,180	1,575,974	445,976	6,092,035
Class P	749,548	18,019,137	151,593	3,261,952	107,314	1,809,314	584,374	8,432,510
Institutional Class	945,832	31,013,835	202,468	5,761,385	611,030	10,424,180	6,135,775	89,336,886
Class R6	166,258	5,444,939	7,723	220,071	567,653	9,599,019	2,768,426	40,059,127
Administrative Class	84,588	2,665,370	13,345	368,552	646,162	9,272,422	2,756,274	34,315,616

Cost of shares redeemed:
Class A	(2,005,505)	(62,372,485)	(4,772,658)	(139,781,481)	(5,510,625)	(81,233,557)	(18,946,945)	(333,203,625)
Class C	(248,299)	(6,285,989)	(6,123,795)	(154,795,781)	(141,889)	(1,862,114)	(5,531,901)	(99,879,070)
Class R	(165,537)	(4,404,360)	(209,787)	(5,294,056)	(252,731)	(4,046,611)	(884,803)	(16,636,078)
Class P	(1,164,738)	(29,117,813)	(4,670,512)	(110,205,538)	(655,865)	(11,168,229)	(1,661,186)	(30,717,023)
Institutional Class	(1,636,785)	(54,671,940)	(4,076,024)	(128,754,450)	(9,761,588)	(165,379,465)	(24,363,929)	(484,952,787)
Class R6	(139,028)	(4,654,746)	(84,239)	(2,605,186)	(2,588,130)	(43,291,147)	(11,202,983)	(227,278,706)
Administrative Class	(149,080)	(4,789,094)	(350,996)	(10,485,274)	(2,741,269)	(39,704,125)	(5,772,549)	(98,884,720)
Net increase (decrease) resulting from Fund share transactions	4,772,633	$144,633,685	(522,928)	$18,916,126	(14,655,565)	$(237,992,718)	(31,100,690)	$(713,722,051)

–	May reflect actual amounts rounding to less than $1 or less than 1 share.
#	For the period August 22, 2018 (commencement of share class) through June 30, 2019. “Shares sold” includes shares sold to Allianz of America, Inc. (“AZOA”).

162	December 31, 2019 |	Semiannual Report

AllianzGI Small-Cap				AllianzGI Technology

Six Months ended December 31, 2019 (unaudited)		Year ended June 30, 2019		Six Months ended December 31, 2019 (unaudited)		Year ended June 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

201,522	$3,968,017	1,600,232	$34,264,966	529,594	$32,470,010	2,550,443	$179,133,866
14,032	266,301	92,047	1,720,365	80,475	3,368,512	257,142	12,544,036
—	—	—	—	—	—	—	—
427,995	8,385,200	254,122	5,248,183	193,434	13,521,265	1,128,423	84,211,489
436,335	8,861,911	288,688	5,869,487	972,695	70,569,572	3,351,624	247,227,588
330,189	6,486,608	891,912 #	17,601,066 #	—	—	—	—
—	—	—	—	16,746	1,148,516	75,889	5,389,576

1,632	33,389	298,477	4,867,765	1,716,811	93,583,377	1,934,896	96,280,422
—	3	44,482	695,030	271,884	9,548,573	300,556	10,621,661
—	—	—	—	—	—	—	—
2,586	53,483	39,051	644,904	293,745	18,626,410	332,385	18,733,242
2,488	51,869	33,246	553,729	1,738,813	113,196,707	2,155,428	124,109,570
4,607	96,048	2,227 #	43,874 #	—	—	—	—
—	—	—	—	27,726	1,647,783	56,513	3,019,512

(227,844)	(4,443,429)	(576,351)	(11,497,437)	(1,195,406)	(73,352,610)	(2,484,799)	(161,222,406)
(169,429)	(3,190,084)	(1,391,922)	(28,904,196)	(239,293)	(10,349,364)	(1,982,776)	(111,120,158)
—	—	—	—	—	—	—	—
(78,322)	(1,555,815)	(120,551)	(2,401,996)	(488,462)	(34,708,425)	(587,099)	(41,087,752)
(82,580)	(1,650,950)	(234,956)	(4,873,058)	(1,548,588)	(111,200,213)	(4,534,231)	(329,752,909)
(40,253)	(808,999)	(12)#	(238)#	—	—	—	—
—	—	—	—	(40,306)	(2,664,915)	(272,847)	(18,770,552)
822,958	$16,553,552	1,220,692	$23,832,444	2,329,868	$125,405,198	2,281,547	$119,317,185

Semiannual Report	| December 31, 2019	163

Notes to Financial Statements (cont’d)

December 31, 2019 (Unaudited)

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Adviser or affiliates of the Investment Adviser, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At December 31, 2019, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership*	AFI/Allianz of America
AllianzGI Emerging Markets Opportunities	3	80%	—	—	—
AllianzGI Focused Growth	5	49%	1	5%	—
AllianzGI Global Natural Resources	7	77%	—	—	—
AllianzGI Global Small-Cap	5	68%	—	—	—
AllianzGI Health Sciences	3	57%	—	—	—
AllianzGI Income & Growth	9	83%	—	—	—
AllianzGI Mid-Cap	7	58%	—	—	—
AllianzGI NFJ Dividend Value	7	64%	—	—	—
AllianzGI NFJ International Value	8	68%	—	—	—
AllianzGI NFJ Large-Cap Value	9	69%	—	—	—
AllianzGI NFJ Mid-Cap Value	6	51%	—	—	—
AllianzGI NFJ Small-Cap Value	3	33%	1	14%	—
AllianzGI Small-Cap	6	49%	—	—	13%
AllianzGI Technology	3	44%	—	—	—

*	This represents the aggregate percentage of affiliated entities that own 5% or more of the Fund’s outstanding shares. These affiliated entities include OklahomaDream 529 Plan

9.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund held 5% or more of a company’s outstanding voting securities at any point during the reporting period. The table below represents transactions in and earnings from these affiliated issuers during the six months ended December 31, 2019:

AllianzGI Income & Growth:
	Market Value 6/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)*	Market Value 12/31/2019	Dividend Income	Shares as of 12/31/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
CCF Holdings LLC, Class B	$4	$—	$—	$—	$4	$—	42,857	$—	$—
Cenveo Corp. †	576,798	—	—	—	576,798	—	19,074	—	—
LiveStyle, Inc.	20	—	—	—	20	—	202,319	—	—
LiveStyle, Inc., Ser. B	17,134,400	—	—	—	17,134,400	—	171,344	—	—
LiveStyle, Inc., Ser. B	80	—	—	—	80	—	8,000	—	—
Totals	$17,711,302	$—	$—	$—	$17,711,302	$—	443,594	$—	$—

†	Not affiliated at June 30, 2019.
*	Does not tie to Net change in unrealized appreciation/depreciation on the Statements of Operations as a result of previously unaffiliated securities moving to affiliated.

10.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2019, AllianzGI U.S. reimbursed AllianzGI Income & Growth $2,600 for realized losses resulting from a trading error.

During the six months ended December 31, 2019, AllianzGI U.S. reimbursed AllianzGI Small-Cap $706 for realized losses resulting from a trading error.

11.	BORROWINGS

The Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each

164	December 31, 2019 |	Semiannual Report

AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The State Street Agreement was extended by an additional 364-day period by an amendment effective October 24, 2019 with an expiration date of October 22, 2020 (the “Amendment”). The Amendment includes a usage fee on undrawn amounts at an annualized rate of 0.20%, to be allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The Funds did not utilize the line of credit during the six months ended December 31, 2019.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Adviser (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Funds for temporary purposes through the Interfund Program. During the six months ended December 31, 2019, the Funds did not participate as a borrower or lender in the Interfund Program.

12.	RELATED PARTY TRANSACTIONS

The Investment Adviser and Distributor are related parties. Fees payable to and amounts due from these parties are disclosed in Note 4 and the accrued related party fee and receivable amounts are disclosed on the Statements of Assets and Liabilities.

13.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 16, 2020, AllianzGI Income & Growth declared per-share net investment income dividends and short-term capital gain distributions to shareholders, payable January 16, 2020 to shareholders of record on January 15, 2020 as follows:

Share Class	Dividend Rate	Short-Term Capital Gains
Class A	$0.01579	$0.05421
Class C	$0.00978	$0.05421
Class R	$0.01322	$0.05421
Class P	$0.01810	$0.05421
Institutional Class	$0.01908	$0.05421

On February 20, 2020, AllianzGI Income & Growth declared per-share net investment income dividends and short-term capital gain distributions to shareholders, payable February 20, 2020 to shareholders of record on February 19, 2020 as follows:

Share Class	Dividend Rate	Short-Term Capital Gains
Class A	$0.00933	$0.06067
Class C	$0.00403	$0.06067
Class R	$0.00723	$0.06067
Class P	$0.01135	$0.06067
Institutional Class	$0.01219	$0.06067

There were no other subsequent events identified that require recognition or disclosure.

Semiannual Report	| December 31, 2019	165

Unaudited

Changes to the Board of Trustees

Effective December 31, 2019, Bradford K. Gallagher retired as an Independent Trustee of the Trust.

166	December 31, 2019 |	Semiannual Report

Unaudited

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to

Semiannual Report	| December 31, 2019	167

Unaudited

Privacy Policy (cont’d)

access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

∎

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy

∎	Twitter: https://twitter.com/privacy

∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

168	December 31, 2019 |	Semiannual Report

Allianz Funds

Trustees

Alan Rappaport

Chairman of the Board of Trustees

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

Thomas J. Fuccillo

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Davey S. Scoon

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Craig A. Ruckman

Assistant Secretary

Investment Adviser

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank and Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

State Street Bank and Trust Company, which has delegated its obligations as transfer agent to:

DST Asset Manager Solutions, Inc.

(Class A, Class C and Class R Shares)

P.O. Box 219723

Kansas City, MO 64121-9723

(Class P, Institutional Class, Class R6 and Administrative Class shares)

P.O. Box 219968

Kansas City, MO 64121-9968

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Ave

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Allianz Global Investors is a leading active asset manager with over 800 investment professionals in 25 offices worldwide and managing $608 billion in assets for individuals, families and institutions.*

Active is the most important word in our vocabulary. Active is how we create and share value with clients. We believe in solving, not selling, and in adding value beyond pure economic gain. We invest for the long term, employing our innovative investment expertise and global resources. Our goal is to ensure a superior experience for our clients, wherever they are based and whatever their investment needs.

Active is: Allianz Global Investors

* Data as of September 30, 2019.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2020. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ1005SA_123119

1047725

ITEM 2.	CODE OF ETHICS

(a) Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)

The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 13.	EXHIBITS

(a)(1) Not required in this filing

(a)(2) Exhibit 99_CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: February 28, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: February 28, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: February 28, 2020